UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BLACKROCK MUNICIPAL INCOME INVESTMENT TRUST

BLACKROCK MUNICIPAL BOND INVESTMENT TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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BLACKROCK MUNICIPAL INCOME INVESTMENT TRUST

BLACKROCK MUNICIPAL BOND INVESTMENT TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

February 2, 2016

Dear Preferred Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of BlackRock Municipal Bond Investment Trust (“BIE” or the “Target Fund”) and BlackRock Municipal Income Investment Trust (“BBF” or the “Acquiring Fund” and together with the Target Fund, the “Funds”), to be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 21, 2016 at 3:00 p.m. (Eastern time). Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds.

Preferred Shareholders of BIE: You and the common shareholders of BIE are being asked to vote as a single class on a proposal to approve the reorganization of BIE into BBF (the “Reorganization”). In addition, you are separately being asked to vote as a separate class on a proposal to approve the Reorganization. The Funds have substantially the same investment objectives, investment policies and investment restrictions.

Preferred Shareholders of BBF: You and the common shareholders of BBF are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of BBF in connection with the Reorganization. In addition, you are separately being asked to vote as a separate class on a proposal to approve the Reorganization.

The enclosed Joint Proxy Statement is only being delivered to the Funds’ preferred shareholders. The common shareholders of each Fund are also being asked to attend the Special Meeting and to vote with respect to the proposals described above that requires the vote of the common shareholders and preferred shareholders as a single class. Each Fund is delivering to its common shareholders a separate Joint Proxy Statement/Prospectus with respect to such proposals.

The Board of Trustees of each Fund believes the proposal that the preferred shareholders of its Fund are being asked to vote upon is in the best interests of its respective Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of the methods described above, you may be contacted by Georgeson Inc., our proxy solicitor, to vote your shares over the telephone.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your preferred shares to be voted, your preferred shares will be voted “FOR” the proposal, as applicable. If your preferred shares are held through a broker, you must provide voting instructions to your broker about how to vote your preferred shares in order for your broker to vote your preferred shares as you instruct at the Special Meeting.

February 2, 2016

IMPORTANT NOTICE

TO PREFERRED SHAREHOLDERS OF

BLACKROCK MUNICIPAL INCOME INVESTMENT TRUST

BLACKROCK MUNICIPAL BOND INVESTMENT TRUST

QUESTIONS & ANSWERS

Although we urge you to read the entire Joint Proxy Statement, we have provided for your convenience a brief overview of some of the important questions concerning the Special Meeting and the proposals to be voted on. The enclosed Joint Proxy Statement is being sent only to holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of BlackRock Municipal Bond Investment Trust (“BIE” or the “Target Fund”) and BlackRock Municipal Income Investment Trust (“BBF” or the “Acquiring Fund,” and together with the Target Fund, the “Funds” and each, a “Fund”). Each Fund is separately soliciting the votes of its holders of common shares of beneficial interest (“Common Shares” and together with the VRDP Shares, the “Shares”) through a separate Joint Proxy Statement/Prospectus.

Q:	Why is a shareholder meeting being held?

A:	Preferred Shareholders of BlackRock Municipal Bond Investment Trust (NYSE Ticker: BIE): You and the common shareholders of BIE are being asked to vote as a single class on a proposal to approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) between BIE and BBF, pursuant to which (i) BBF will acquire substantially all of BIE’s assets and assume substantially all of BIE’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of BBF, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional Common Shares) and VRDP Holders, respectively, of BIE, and (ii) BIE will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware.

You are also separately being asked to vote as a separate class on the proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and dissolution of BIE under Delaware law.

Preferred Shareholders of BlackRock Municipal Income Investment Trust (NYSE Ticker: BBF): You and the common shareholders of BBF are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of BBF in connection with the Reorganization Agreement (the “Issuance”).

You are also separately being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional BBF VRDP Shares.

The transactions contemplated by the Reorganization Agreement, including the Issuance, are referred to herein as the “Reorganization.” The term “Combined Fund” refers to BBF as the surviving Fund after the consummation of the Reorganization.

Q:	Why has each Fund’s Board recommended these proposals?

A:

The Board of Trustees (each, a “Board” and each member thereof, a “Board Member”) of each Fund has determined that the proposed Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. The proposed Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two Funds that have substantially the same investment objectives, investment policies, investment restrictions and portfolio compositions and are managed by the same investment adviser, BlackRock Advisors, LLC (the “Investment Advisor”), and portfolio management team.

In light of these similarities, the proposed Reorganization is intended to reduce fund redundancies and create a single, larger fund that may benefit from anticipated operating efficiencies and economies of scale.

The proposed Reorganization is intended to result in the following potential benefits to common shareholders:

(i)	lower total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganization) due to economies of scale resulting from the larger size of the Combined Fund;

(ii)	improved earnings yield on net asset value (“NAV”) for common shareholders of the Target Fund and a comparable (i.e., the same or slightly lower or higher) earnings yield on NAV for common shareholders of the Acquiring Fund;

(iii)	improved secondary market trading of the Common Shares of the Combined Fund; and

(iv)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	greater investment flexibility and investment options;

(b)	greater diversification of portfolio investments;

(c)	the ability to trade in larger positions and more favorable transaction terms;

(d)	additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

(e)	benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(f)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including Board Members thereof who are not “interested persons” (as defined in the 1940 Act), approved the Reorganization Agreement and the Issuance, as applicable, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and preferred shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganization. The Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Q:	How will holders of VRDP Shares be affected by the Reorganization?

A:	As of the date of the enclosed Joint Proxy Statement, each Fund has Series W-7 VRDP Shares outstanding. As of January 15, 2016, the Target Fund has 178 Series W-7 VRDP Shares outstanding, and the Acquiring Fund has 342 Series W-7 VRDP Shares outstanding. In connection with the Reorganization, the Acquiring Fund expects to issue 178 additional VRDP Shares to Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 520 VRDP Shares outstanding.

Upon the effective date of the Reorganization (the “Closing Date”), Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the effective date of the Reorganization if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Share will be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the terms of the outstanding Target Fund VRDP Shares, held by such Target Fund VRDP Holders immediately prior to the Closing Date.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The Funds’ VRDP Shares have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, and the same liquidity provider, remarketing agent and tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on April 18, 2018. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

None of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually before the Reorganization. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, holders of VRDP Shares of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.

Q:	How similar are the Funds?

A:	The Funds have the same investment adviser, portfolio managers, officers and trustees. Each Fund is organized as a Delaware statutory trust with its Common Shares listed on the New York Stock Exchange and privately placed VRDP Shares outstanding. Each Fund is managed by a team of investment professionals comprised of Robert Sneeden, Theodore R. Jaeckel, Jr., Walter O’Connor and Michael Perilli.

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially the same as those of the Target Fund.

Investment Objective:

•

Each Fund’s investment objective is to provide current income exempt from regular U.S. federal income tax and Florida intangible personal property tax. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the applicable Fund’s outstanding voting securities.

Municipal Bonds:

•

Each Fund seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). As a fundamental policy, under normal market conditions, each Fund invests at least 80% of its total assets in municipal bonds, the interest of which is exempt from regular U.S. federal income tax and Florida intangible personal property tax. This policy is a fundamental policy of each Fund that may not be changed without a vote of a majority of the applicable Fund’s outstanding voting securities. Under normal market conditions, each Fund expects to be fully invested in such municipal bonds. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board of each Fund provided the Fund the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular U.S. federal income tax satisfy the Fund’s investment objective and investment policies.

Investment Grade Securities:

•

Under normal market conditions, each Fund invests at least 80% of its managed assets in investment grade quality municipal bonds. Each Fund may invest up to 20% of its managed assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody’s, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Investment Advisor.

Bond Maturity:

•

Each Fund invests primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, each Fund’s, respective, portfolio at any given time may include both long-term and intermediate-term municipal bonds.

Leverage:

•	Each Fund utilizes leverage in the form of VRDP Shares and tender option bonds.

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of January 15, 2016 and (ii) the Combined Fund’s estimated use of leverage, assuming the Reorganization had taken place as of January 15, 2016:

Ratios	Target Fund (BIE)	Acquiring Fund (BBF)	Pro Forma Combined Fund (BBF)
Asset Coverage Ratio	404%	400%	401%
Regulatory Leverage Ratio(1)	24.75%	24.99%	24.91%
Effective Leverage Ratio(2)	38.61%	38.36%	38.44%

(1)	Regulatory leverage consists of VRDP Shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

It is not anticipated that there will be any significant disposition of any Fund’s portfolio holdings as a result of the Reorganization because of the similarities among the portfolio guidelines of the Funds. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganization because of the similarities in the investment policies of each Fund.

Q:	How will the Reorganization be effected?

A:	Assuming the Reorganization receives the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including Barclays Bank PLC, the liquidity provider with respect to the outstanding VRDP Shares, the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume substantially all of the Target Fund’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional Common Shares). The Target Fund will then terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

Shareholders of the Target Fund will become shareholders of the Acquiring Fund. Common shareholders of the Target Fund will receive newly issued Common Shares of the Acquiring Fund, par value $0.001 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the Common Shares of the Target Fund such shareholders held immediately prior to the Closing Date (although common shareholders of the Target Fund may receive cash for fractional Common Shares). The NAV of the Target Fund and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganization borne by each Fund, if any. The NAV of Target Fund Common Shares will not be diluted as a result of the Reorganization. The common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the effective date of the Reorganization if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Share will be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the terms of the outstanding Target Fund VRDP Shares, held by such Target Fund VRDP Holders immediately prior to the Closing Date.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund, which will have additional Common Shares and VRDP Shares outstanding after the Reorganization.

Q:	Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A:	The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund Shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional Common Shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganization?

A:	You will pay no sales loads or commissions in connection with the Reorganization. Regardless of whether the Reorganization is completed, however, the costs associated with the proposed Reorganization, including the costs associated with the shareholder meeting (the “Special Meeting”), will be borne directly by each of the respective Funds incurring the expense or will otherwise be allocated among the Funds proportionately or on another reasonable basis as discussed more fully in the Joint Proxy Statement.

Common shareholders of the Funds will indirectly bear the costs of the Reorganization. The expenses of the Reorganization are estimated to be $262,000 for the Target Fund and $296,000 for the Acquiring Fund. Because of the expected expense savings and other benefits for each Fund, the Investment Advisor recommended and the Board of each Fund has approved that its respective Fund be responsible for a portion of its own reorganization expenses. The Investment Advisor will bear approximately $49,000 of the Target Fund’s reorganization expenses and approximately $85,000 of the Acquiring Fund’s reorganization expenses. The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

VRDP Holders are not expected to bear any costs of the Reorganization.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganization or other action taken by the shareholder in connection with the Reorganization).

Q:	What shareholder approvals are required to complete the Reorganization?

A:	The Reorganization is contingent upon the following approvals:

1.	The approval of the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the dissolution of the Target Fund under Delaware law, by the Target Fund’s common shareholders and VRDP Holders voting as a single class;

2.	The approval of the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the dissolution of the Target Fund under Delaware law, by Target Fund VRDP Holders voting as a separate class;

3.	The approval of the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone Delaware statutory trust registered under the 1940 Act as a non-diversified closed-end management investment company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including Barclays Bank PLC, the liquidity provider with respect to the outstanding VRDP Shares. Because the Closing Date is contingent upon the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of either Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions.

The VRDP Shares were issued on a private placement basis to one or a small number of institutional holders. Please see “Additional Information—5% Beneficial Share Ownership” for additional information. To the extent that one or more VRDP Holder of either the Target Fund or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding VRDP Shares, the VRDP Holder approval required for the Reorganization may turn on the exercise of voting rights by such particular VRDP Holder(s) and its (or their) determination as to the favorability of the proposal with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such VRDP Holder(s) with respect to the proposal; there is no guarantee that such VRDP Holder(s) will approve the proposal, over which it (or they) may exercise effective disposition power.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Reorganization?

A:	The rules of the New York Stock Exchange (on which the Acquiring Fund Common Shares are listed) require the Acquiring Fund’s shareholders to approve the Issuance. If the Issuance is not approved, then the Reorganization will not occur.

We are also seeking the approval of the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by the Acquiring Fund VRDP Holders voting as a separate class pursuant to the governing document of the Acquiring Fund VRDP Shares. If Acquiring Fund VRDP Holders do not approve the Reorganization Agreement as a separate class, then the Reorganization will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” the proposal(s) relating to your Fund.

Q:	How do I vote my proxy?

A:	Shareholders of record of each Fund as of the close of business on January 22, 2016 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You may cast your vote by mail, phone, internet or in person at the Special Meeting.

To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided.

If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Joint Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

If you plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your Shares of a Fund through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of January 22, 2016. If you hold your Shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson Inc., the Funds’ proxy solicitor, at 1-866-541-3547.

BLACKROCK MUNICIPAL INCOME INVESTMENT TRUST

BLACKROCK MUNICIPAL BOND INVESTMENT TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 21, 2016

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of BlackRock Municipal Bond Investment Trust (NYSE Ticker: BIE) (“BIE” or the “Target Fund”) and BlackRock Municipal Income Investment Trust (NYSE Ticker: BBF) (“BBF” or the “Acquiring Fund,” and together with the Target Fund, each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 21, 2016 at 3:00 p.m. (Eastern time) for the following purposes:

Proposal 1: The Reorganization of the Funds

For Shareholders of the Target Fund:

Proposal 1(A): The holders of common shares of beneficial interest (“Common Shares”) and holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Target Fund are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund (the “Reorganization Agreement”), pursuant to which (i) the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume substantially all of the Target Fund’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders and holders of VRDP Shares (“VRDP Holders”), respectively, of the Target Fund (although cash may be distributed in lieu of fractional Common Shares), and (ii) the Target Fund will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

Proposal 1(B): The VRDP Holders of the Target Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and dissolution of the Target Fund under Maryland law.

For Shareholders of the Acquiring Fund:

Proposal 1(C): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2: The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on the proposal to approve the issuance of additional Common Shares of the Acquiring Fund in connection with the Reorganization Agreement.

Shareholders of record of each Fund as of the close of business on January 22, 2016 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

The Funds are soliciting the vote of their preferred shareholders on each of the proposals described above through a Joint Proxy Statement.

Each Fund is separately soliciting the votes of its respective common shareholders on each of the foregoing proposals that require common shareholders to vote together with VRDP Holders as a single class through a separate Joint Proxy Statement/Prospectus and not through the Joint Proxy Statement.

The officers or trustees of each Fund named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers and trustees in the Special Meeting pursuant to any such communications system shall constitute presence in person at the Special Meeting.

THE BOARD OF TRUSTEES (EACH, A “BOARD”) OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF THE TARGET FUND UNANIMOUSLY RECOMMENDS THAT COMMON SHAREHOLDERS OF THE TARGET FUND CAST THEIR VOTE:

–	FOR THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/ PROSPECTUS.

THE BOARD OF THE TARGET FUND UNANIMOUSLY RECOMMENDS THAT PREFERRED SHAREHOLDERS OF THE TARGET FUND CAST THEIR VOTE:

–	FOR THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT.

THE BOARD OF THE ACQUIRING FUND UNANIMOUSLY RECOMMENDS THAT COMMON SHAREHOLDERS OF THE ACQUIRING FUND CAST THEIR VOTE:

–	FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES IN CONNECTION WITH THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

THE BOARD OF THE ACQUIRING FUND UNANIMOUSLY RECOMMENDS THAT PREFERRED SHAREHOLDERS OF THE ACQUIRING FUND CAST THEIR VOTE:

–	FOR THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT.

–	FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES IN CONNECTION WITH THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Trustees of the Funds

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

February 2, 2016

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE

OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 21, 2016.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.PROXY-DIRECT.COM/BLK-27345

SPECIAL MEETING OF SHAREHOLDERS

MARCH 21, 2016

JOINT PROXY STATEMENT

BLACKROCK MUNICIPAL INCOME INVESTMENT TRUST

BLACKROCK MUNICIPAL BOND INVESTMENT TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Joint Proxy Statement (this “Proxy Statement”) is being furnished to the holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of BlackRock Municipal Bond Investment Trust (NYSE Ticker: BIE) (“BIE” or the “Target Fund”) and/or BlackRock Municipal Income Investment Trust (NYSE Ticker: BBF) (“BBF” or the “Acquiring Fund,” and together with the Target Fund, each, a “Fund”) in connection with the solicitation of proxies by each Fund’s Board of Trustees (the “Board,” the members of which are referred to as “Board Members”). The proxies will be voted at the special meeting of the shareholders (the “Special Meeting”) of each Fund and at any and all adjournments, postponements or delays thereof. The Special Meeting will be held at the offices of BlackRock Advisors, LLC (the “Investment Advisor”), 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 21, 2016 at 3:00 p.m. (Eastern time) to consider the proposals set forth below and discussed in greater detail elsewhere in this Proxy Statement. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of your Fund recommends that you vote your VRDP Shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Proxy Statement and accompanying form of proxy is February 5, 2016.

The purposes of the Special Meeting are:

Proposal 1: The Reorganization of the Funds

For Shareholders of the Target Fund:

Proposal 1(A): The common shareholders and holders of VRDP Shares (“VRDP Holders”) of the Target Fund are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund (the “Reorganization Agreement”), pursuant to which (i) the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume substantially all of the Target Fund’s liabilities in exchange solely for newly issued shares of common stock (“Common Shares” and together with the VRDP Shares, the “Shares”) and VRDP Shares of the Acquiring Fund, which will be distributed to the Target Fund’s common shareholders (although cash may be distributed in lieu of fractional Common Shares) and VRDP Holders, respectively, and (ii) the Target Fund will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

Proposal 1(B): The VRDP Holders of the Target Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and dissolution of the Target Fund under Delaware law.

For Shareholders of the Acquiring Fund:

Proposal 1(C): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2: The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of Acquiring Fund in connection with the Reorganization Agreement (the “Issuance”).

The Board of each Fund has determined that including these proposals in one Joint Proxy Statement will reduce costs and is in the best interests of each Fund’s shareholders.

Distribution to shareholders of this Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, will commence on or about February 5, 2016.

Shareholders of record of each Fund as of the close of business on January 22, 2016 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Shareholders of each Fund are entitled to one vote for each Share held, with no Shares having cumulative voting rights. VRDP Holders of each Fund will have equal voting rights with the common shareholders of such Fund with respect to the proposals that require the vote of the Fund’s VRDP Shares and Common Shares as a single class. The quorum and voting requirements for each Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

This Proxy Statement is only being delivered to the preferred shareholders of each Fund. Each Fund is separately soliciting the votes of its respective common shareholders on each of the foregoing proposals that require the vote of common shareholders through a separate Joint Proxy Statement/Prospectus and not through this Proxy Statement.

The Reorganization Agreement that Fund shareholders are being asked to consider involves transactions, including the Issuance, that will be referred to in this Proxy Statement as the “Reorganization.” The Fund surviving the Reorganization is referred to herein as the “Combined Fund.”

Each Fund is organized as a Delaware statutory trust. Each Fund is a non-diversified closed-end management investment company registered under the 1940 Act. The Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two Funds that have substantially the same investment objectives, investment policies and investment restrictions.

In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund in the form of book entry interests. The Acquiring Fund will list the newly issued Common Shares on the New York Stock Exchange (“NYSE”). Such newly issued Acquiring Fund Shares will be distributed to the Target Fund shareholders (although cash may be distributed in lieu of fractional Common Shares) and the Target Fund will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement.

As a result of the Reorganization, each common shareholder of the Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate net asset value (“NAV”) (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund Common Shares immediately prior to the effective date of the Reorganization (the “Closing Date”). The NAV of the Target Fund and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganization borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund.

Each outstanding VRDP Share of the Target Fund will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund, which will have terms that are substantially similar to the terms of such outstanding Target Fund VRDP Share. The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone Delaware statutory trust and the Investment Advisor may, in connection with the ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

The Fund(s) in which you owned Shares on the Record Date is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you owned Shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the Special Meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on each proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the Shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a proposal, the Shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to a proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold Shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If you are a record holder of a Fund’s Shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your Shares of a Fund through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your Shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-541-3547.

Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. Reports, proxy statements and other information concerning the Funds may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

BlackRock updates performance information and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the respective Fund at the address and phone number set forth above.

Each Fund is a non-diversified closed-end management investment company registered under the 1940 Act. The Common Shares of BlackRock Municipal Income Investment Trust are listed on the NYSE under the ticker symbol “BBF” and the Common Shares of BlackRock Municipal Bond Investment Trust are listed on the NYSE under the ticker symbol “BIE”. The VRDP Shares of each Fund are not listed on any exchange and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered under the Securities Act, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the VRDP Shares to be issued in the Reorganization are being issued only to holders of VRDP Shares of the Target Fund that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act and are subject to restrictions on transfer.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your Shares to be voted, your Shares will be voted “FOR” each proposal, as applicable. If your Shares are held through a broker, you must provide voting instructions to your broker about how to vote your Shares in order for your broker to vote your Shares as you instruct at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING

TO BE HELD ON MARCH 21, 2016

The Proxy Statement is available at https://www.proxy-direct.com/blk-27345

BlackRock Closed-End Funds

100 Bellevue Parkway, Wilmington, DE 19809

(800) 882-0052

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and in the Statement of Additional Information and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement. Shareholders should read the entire Proxy Statement carefully.

The Proposed Reorganization	Assuming the Reorganization receives the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including Barclays Bank PLC, the liquidity provider with respect to the outstanding VRDP Shares, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange solely for newly issued Acquiring Fund Shares in the form of book entry interests. The Acquiring Fund will list the newly issued Common Shares on the NYSE. Such newly issued Acquiring Fund Shares will be distributed to the Target Fund shareholders (although cash may be distributed in lieu of fractional Common Shares) and the Target Fund will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement.

As a result of the Reorganization, each common shareholder of the Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate net asset value (“NAV”) (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund Common Shares immediately prior to the Closing Date. The NAV of the Target Fund and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganization borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund.

Each outstanding VRDP Share of the Target Fund will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund, which will have terms that are substantially similar to the terms of such outstanding Target Fund VRDP Share. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

Subject to the requisite approval of the shareholders of each Fund with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including Barclays Bank PLC, the liquidity provider with respect to the outstanding VRDP Shares, it is expected that the Closing Date of the Reorganization will be sometime during the second quarter of 2016, but it may be at a different time as described herein.

If the Reorganization is not consummated, then each Fund will continue to operate for the time being as a stand-alone Delaware statutory trust and will continue to be advised by the Investment Advisor. However, if the Reorganization is not consummated, the Investment Advisor may, in connection with ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

Background and Reasons for the Proposed Reorganization	The proposed Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two funds that have substantially the same investment objectives, investment policies, investment restrictions and portfolio compositions and are managed by the same investment adviser and portfolio management team.

The proposed Reorganization is intended to result in the following potential benefits to common shareholders:

(i)	lower total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganization) due to economies of scale resulting from the larger size of the Combined Fund;

(ii)	improved earnings yield on net asset value (“NAV”) for common shareholders of the Target Fund and a comparable (i.e., the same or slightly lower or higher) earnings yield on NAV for common shareholders of the Acquiring Fund;

(iii)	improved secondary market trading of the Common Shares of the Combined Fund; and

(iv)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	greater investment flexibility and investment options;

(b)	greater diversification of portfolio investments;

(c)	the ability to trade in larger positions and more favorable transaction terms;

(d)	additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

(e)	benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(f)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including the directors (“Board Members”) who are not “interested persons” of each Fund (as defined in the 1940 Act) (“Independent Board Members”), has unanimously approved the Reorganization, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and VRDP Holders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and preferred shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganization. The Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. Please see “Reasons for the Reorganization” for additional information about the factors considered by each Board.

Net and Managed Assets	As of January 15, 2016, the Target Fund had $54.1 million in net assets and $88.1 million in managed assets, and the Acquiring Fund had $102.7 million in net assets and $166.6 million in managed assets.

VRDP Shares	As of January 15, 2016, the Target Fund has 178 Series W-7 VRDP Shares outstanding, and the Acquiring Fund has 342 Series W-7 VRDP Shares outstanding. In connection with the Reorganization, the Acquiring Fund expects to issue 178 additional VRDP Shares to Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 520 VRDP Shares outstanding.

Upon the Closing Date, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Share will be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the terms of the outstanding Target Fund VRDP Shares, held by such Target Fund VRDP Holders immediately prior to the Closing Date.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The Funds’ VRDP Shares have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, and the same liquidity provider, remarketing agent and tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on April 18, 2018. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

None of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually before the Reorganization. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, holders of VRDP Shares of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.

Appraisal Rights	Shareholders of the Target Fund and the Acquiring Fund do not have appraisal rights for their respective common or preferred shares because the Funds are each organized as Delaware statutory trusts and the Funds’ respective declarations of trust do not provide for appraisal rights.

U.S. Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund Shares for Acquiring Fund

Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional Common Shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

General Information and History	Each Fund is organized as a statutory trust under the laws of the State of Delaware. Each Fund is a non-diversified, closed-end management investment company registered under the 1940 Act.

Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

The Acquiring Fund has a July 31 fiscal year end. The Target Fund has an August 31 fiscal year end.

The Acquiring Fund Common Shares are listed on the NYSE as “BBF.”

The Target Fund Common Shares are listed on the NYSE as “BIE.”

Each Fund has VRDP Shares outstanding. Each Fund’s VRDP Shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Investment Objective and Policies	The Funds have substantially the same investment objectives, investment policies and investment restrictions. The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially the same as those of the Target Fund.

Investment Objectives:

Each Fund’s investment objective is to provide current income exempt from regular U.S. federal income tax and Florida intangible personal property tax. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the applicable Fund’s outstanding voting securities.

Municipal Bonds:

Each Fund seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). As a fundamental policy, under normal market conditions, each Fund invests at least 80% of its total assets in municipal bonds, the interest of which is exempt from regular U.S. federal income tax and Florida intangible personal property tax. This policy is a fundamental policy of each Fund that may not be changed without a vote of a majority of the applicable Fund’s outstanding voting securities. Under normal market conditions, each Fund expects to be fully invested in such municipal bonds. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board of each Fund provided the Fund the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular U.S. federal income tax satisfy the Fund’s investment objective and investment policies.

Investment Grade Securities:

Under normal market conditions, each Fund invests at least 80% of its managed assets in investment grade quality municipal bonds. Each Fund may invest up to 20% of its managed assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody’s, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Investment Advisor.

Bond Maturity:

Each Fund invests primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, each Fund’s, respective, portfolio at any given time may include both long-term and intermediate-term municipal bonds.

Leverage:

Each Fund utilizes leverage in the form of VRDP Shares and tender option bonds. Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of January 15, 2016 and (ii) the Combined Fund’s estimated use of leverage, assuming the Reorganization had taken place as of January 15, 2016:

Ratios	Target Fund (BIE)	Acquiring Fund (BBF)	Pro Forma Combined Fund (BBF)
Asset Coverage Ratio	404%	400%	401%
Regulatory Leverage Ratio(1)	24.75%	24.99%	24.91%
Effective Leverage Ratio(2)	38.61%	38.36%	38.44%

(1)	Regulatory leverage consists of VRDP Shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Fund Management	The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Investment Advisor	BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund.

Portfolio Management Team	Each Fund is managed by a team of investment professionals comprised of Robert Sneeden, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Walter O’Connor, CFA, Managing Director at BlackRock and Michael Perilli, CFA, Associate at BlackRock. After the Reorganization, it is expected that each Fund’s current portfolio management team will continue to comprise the team of investment professionals for the Combined Fund.

Other Service Providers	The other professional service providers for the Funds are as follows:

Service	Service Providers to the Funds
Administrative Services Provider	State Street Bank and Trust Company

Custodian	State Street Bank and Trust Company

Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

Liquidity Provider to VRDP Shares	Barclays Bank PLC

Remarketing Agent to VRDP Shares	Barclays Capital, Inc.

Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon

Independent Registered Public Accounting Firm	Deloitte & Touche LLP

Service	Service Providers to the Funds
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP

Counsel to the Independent Board Members	Debevoise & Plimpton LLP

PROPOSAL 1—THE REORGANIZATION OF THE FUNDS

The Reorganization seeks to combine two funds that have the same investment adviser, the same portfolio managers, the same Board Members, and substantially the same investment objectives, investment policies and investment restrictions.

Description of the Reorganization

The Reorganization Agreement (a form of which is attached as Appendix A) provides for the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund and assumption of substantially all of the liabilities of the Target Fund in exchange for newly issued Acquiring Fund Common Shares, with a par value $0.001 per share, and newly issued Acquiring Fund VRDP Shares, with a par value of $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued Common Shares on the NYSE. The Target Fund will distribute Acquiring Fund Shares received by it pro rata to Target Fund shareholders (although cash may be paid in lieu of any fractional Common Shares). The newly-issued Acquiring Fund Shares will be issued in the form of book entry interests. Such distribution of Acquiring Fund Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Target Fund and transferring to those shareholder accounts Acquiring Fund Shares.

Each newly-opened account on the books of Acquiring Fund for the former common shareholders of the Target Fund will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional Common Shares held other than in an automatic dividend reinvestment plan account (“Plan Account”), to the next largest number of whole Common Shares) due such common shareholder. No fractional Acquiring Fund Common Shares will be issued (except for Common Shares held in a Plan Account). In the event there are fractional Common Shares in an account other than a Plan Account, the Acquiring Fund’s transfer agent will aggregate all such fractional Target Fund Common Shares and sell the resulting whole Common Shares on the NYSE, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund Common Share certificates. See “Terms of the Reorganization Agreement—Surrender and Exchange of Share Certificates” for a description of the procedures to be followed by the Target Fund’s common shareholders to obtain their Acquiring Fund Common Shares (and cash in lieu of fractional Common Shares, if any). Similarly, each newly-opened account on the books of the Acquiring Fund for the Target Fund VRDP Holders would represent the respective pro rata number of Acquiring Fund VRDP Shares due such VRDP Holder.

As a result of the Reorganization, each common shareholder of the Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund Common Shares immediately prior to the Closing Date. The NAV of the Target Fund and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganization borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganization. Since Acquiring Fund Common Shares will be issued at NAV in exchange for the Common Shares of the Target Fund having a value equal to the aggregate NAV (not the market value) of those Acquiring Fund Common Shares, the NAV per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganization except for the Acquiring Fund’s proportion of the applicable costs of the Reorganization. Thus, the Reorganization will result in no dilution of the NAV of Acquiring Fund Common Shares, other than to reflect the applicable costs of the Reorganization.

Upon the Closing Date, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Share will be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the terms of the outstanding Target Fund VRDP Shares held by such Target Fund VRDP Holders immediately prior to the Closing Date.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The Funds’ VRDP Shares have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, and the same liquidity provider, remarketing agent and tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on April 18, 2018. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions. Since the Acquiring Fund VRDP Shares would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the VRDP Shares of the Target Fund, the interests of the Target Fund’s VRDP Holders will not be diluted as a result of the Reorganization.

As a result of the Reorganization, a shareholder of any of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in the Target Fund. No sales charge or fee of any kind will be charged to shareholders of the Target Fund in connection with their receipt of Acquiring Fund Shares in the Reorganization.

As soon as practicable after the Closing Date for the Reorganization, the Target Fund will deregister as an investment company under the 1940 Act and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement.

If the Reorganization is not consummated, each Fund will continue to operate, for the time being, as a stand-alone Delaware statutory trust and will continue to be advised by the Investment

Advisor. If, however, the Reorganization is not consummated, the Investment Advisor may, in connection with ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

The Board’s Recommendation

The Board of the Target Fund recommends that the common shareholders of the Target Fund vote “FOR” the proposed Reorganization Agreement at the Special Meeting to be held on March 21, 2016 at 3:00 p.m. (Eastern time).

The Board of the Acquiring Fund recommends that common shareholders of the Acquiring Fund vote “FOR” the proposed Issuance at the Special Meeting to be held on March 21, 2016 at 3:00 p.m. (Eastern time).

Shareholder approval of the Reorganization Agreement requires (i) the affirmative vote of the holders of a 1940 Act Majority (as defined below) of the outstanding Target Fund Common Shares and Target Fund VRDP Shares voting as a single class, (ii) the affirmative vote of a 1940 Act Majority (as defined below) of Target Fund VRDP Holders voting as a separate class and (iii) the affirmative vote of a majority of the outstanding Acquiring Fund VRDP Holders voting as a separate class. The Issuance requires the affirmative vote of a majority of the votes cast by the Acquiring Fund Common Shares and Acquiring Fund VRDP Shares voting as a single class. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including Barclays Bank PLC, the liquidity provider with respect to the outstanding VRDP Shares. Because the closing of the Reorganization is contingent upon the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of either Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions.

The VRDP Shares were issued on a private placement basis to one or a small number of institutional holders. Please see “Additional Information—5% Beneficial Share Ownership” for additional information. To the extent that one or more VRDP Holder of either the Target Fund or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding VRDP Shares, the VRDP Holder approval required for the Reorganization may turn on the exercise of voting rights by such particular VRDP Holder(s) and its (or their) determination as to the favorability of the proposal with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such VRDP Holder(s) with respect to the proposal; there is no guarantee that such VRDP Holder(s) will approve the proposal, over which it (or they) may exercise effective disposition power.

Subject to the requisite approval of the shareholders of each Fund with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including Barclays Bank PLC, the liquidity provider with respect to the outstanding VRDP Shares, it is expected that the Closing Date will be sometime during the second quarter of 2016, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

REASONS FOR THE REORGANIZATION

The Board of each Fund, including the Independent Board Members, has unanimously approved the Reorganization by written consent dated December 18, 2015 (the “Written Consent”). Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that the Reorganization is in the best interests of such Fund and that the interests of its existing common shareholders and VRDP Holders would not be diluted with respect to NAV and the liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and preferred shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganization.

Each Board’s determination to approve the Reorganization was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the proposed Reorganization, as well as alternatives to the proposed Reorganization. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Board of each Fund considered the Reorganization over a series of meetings. In preparation for the Written Consent, the Investment Advisor provided each Board with information regarding the proposed Reorganization, including the rationale therefor and alternatives considered to the Reorganization.

Each Board considered a number of factors presented at the time of the Written Consent or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

•	potential for improved economies of scale and a lower Total Expense Ratio with respect to each Fund;

•	the potential effects of the Reorganization on the earnings and distributions of each Fund;

•	the potential effects of the Reorganization on each Fund’s premium/discount to NAV of Common Shares;

•	the potential effects of the Reorganization on each Fund’s VRDP Shares;

•	the compatibility of the Funds’ investment objectives, investment policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s Common Shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s common shareholders when purchasing or selling the Combined Fund’s Common Shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•

greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions; additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•	the anticipated tax-free nature of the Reorganization (except with respect to taxable distributions, if any, from any Fund prior to, or after, the consummation of the Reorganization);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganization;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization for each Fund; and

•	any potential benefits of the Reorganization to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Expense Ratio of its Fund (including estimated expenses of the Combined Fund after the Reorganization). For the fiscal year ended July 31, 2015, the Total Expense Ratio of the Acquiring Fund was 1.76%. For the fiscal year ended August 31, 2015, the Total Expense Ratio of the Target Fund was 1.97%. For the 12-month period ended July 31, 2015, the Total Expense Ratios of the Target Fund and the Acquiring Fund were 1.97% and 1.76%, respectively. The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the Combined Fund of 1.67% on a historical and pro forma basis for the 12-month period ended July 31, 2015, representing a reduction in the Total Expense Ratio for the common shareholders of the Target Fund and the Acquiring Fund of 0.30% and 0.09%, respectively.

The Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, and the same liquidity provider, remarketing agent and tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on April 18, 2018. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions. For the fiscal year ended July 31, 2015, the annualized dividend rate for the VRDP Shares of the Acquiring Fund was 0.14%. For the fiscal year ended August 31, 2015, the annualized dividend rate for the VRDP Shares of the Target Fund was 0.13%. Please see “Information about the VRDP Shares of the Funds” for additional information.

The Combined Fund will have a lower annual contractual investment management fee rate than each Fund. The Target Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets, subject to a voluntary fee waiver of 0.08% of its average weekly managed assets (0.57% of the average weekly managed assets attributable to the Target Fund’s Common Shares for the 12-month period ended July 31, 2015). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets (0.60% of the average weekly managed assets attributable to the Acquiring Fund’s Common Shares for the 12-month period ended July 31, 2015). Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by tender option bond (“TOB”) leverage and the liquidation preference of the VRDP Shares).

If the Reorganization is consummated, the annual contractual investment management fee rate of the Combined Fund will be 0.57% of the average weekly managed assets of the Combined Fund (0.57% of the average weekly managed assets attributable to the Combined Fund’s Common Shares on a historical and pro forma basis for the 12-month period ended July 31, 2015). The annual contractual investment management fee rate of the Combined Fund represents an 8 basis point reduction in the annual contractual investment management fee rate of the Target Fund and makes permanent the Target Fund’s existing voluntary fee waiver, and also represents a 3 basis point reduction in the annual contractual investment management fee rate of the Acquiring Fund.

Based on a pro-forma Broadridge peer expense group for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes), contractual investment management fee rate and actual investment management fee rate over total assets are each expected to be in the second quartile. There can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of the Reorganization.

Potential Effects of the Reorganization on Earnings and Distributions. The Boards noted that the Combined Fund’s earnings yield on NAV following the Reorganization is expected to be comparable (i.e., the same or slightly lower or higher) to the Acquiring Fund’s current earnings yield on NAV and potentially higher than the Target Fund’s current earnings yield on NAV; thus, assuming that the Reorganization is consummated and that the Acquiring Fund’s distribution policy remains in place after the Reorganization, common shareholders of the Acquiring Fund may experience a distribution rate on NAV comparable (i.e., the same or slightly lower or higher) to their current distribution rate on NAV and common shareholders of the Target Fund may experience a distribution rate on NAV that is potentially higher than their current distribution rate on NAV. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions.

Potential Effects of the Reorganization on Premium/Discount to NAV of Common Shares. Each Board noted that the Common Shares of its Fund have historically traded at both a premium and a discount. As of January 31, 2016, the NAV per Common Share of the Target Fund was $16.23 and the market price per Common Share of the Target Fund was $15.05, representing a discount to NAV of (7.27)%, and the NAV per Common Share of the Acquiring Fund was $15.34 and the market price per Common Share of the Acquiring Fund was $14.55, representing a discount to NAV of (5.15)%. The Board of the Target Fund noted that to the extent the Target Fund Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Board of the Target Fund also noted that to the extent the Target Fund Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, Target Fund common shareholders may be negatively impacted if the Reorganization is consummated. The Board of the Acquiring Fund noted that Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund Common Shares improves. There can be no assurance that, after the Reorganization, Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the Common Shares of any individual Fund prior to the Reorganization.

Potential Effects of the Reorganization on VRDP Shares. The Board noted that each Fund has one series of VRDP Shares outstanding. As of January 15, 2016, the Target Fund has 178 Series W-7 VRDP Shares outstanding, and the Acquiring Fund has 342 Series W-7 VRDP Shares outstanding. In connection with the Reorganization, the Acquiring Fund expects to issue 178 additional VRDP Shares to Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 520 VRDP Shares outstanding.

The Board noted that upon the Closing Date, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Share will be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the terms of the outstanding Target Fund VRDP Shares, held by such Target Fund VRDP Holders immediately prior to the Closing Date.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The Funds’ VRDP Shares have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, and the same liquidity provider, remarketing agent and tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on April 18, 2018. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

The Board noted that none of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually before the Reorganization. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, holders of VRDP Shares of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.

Compatibility of Investment Objectives, Investment Policies and Related Risks and Risk Profiles. Each Board noted that its Fund’s shareholders will remain invested in an exchange-listed, non-diversified closed-end management investment company registered under the 1940 Act that will have substantially greater net assets and substantially the same investment objective, investment policies and investment restrictions. Each Fund seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). As a fundamental policy, under normal market conditions, each Fund invests at least 80% of its total assets in municipal bonds, the interest of which is exempt from regular U.S. federal income tax and Florida intangible personal property tax. This policy is a fundamental policy of each Fund that may not be changed without a vote of a majority of the applicable Fund’s outstanding voting securities. Under normal market conditions, each Fund invests at least 80% of its managed assets in investment grade quality municipal bonds. Each Fund also utilizes leverage in the form of VRDP Shares and tender option bonds. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganization because of the similarities in the investment policies of each Fund. For additional information, please see “Comparison of the Funds’ Investments” and “Risk Factors and Special Considerations.”

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that each Fund has the same investment adviser and portfolio managers and that each Fund’s shareholders will benefit from the continuing experience and expertise of its current portfolio management team. Each Fund is managed by a team of investment professionals comprised of Robert Sneeden, Theodore R. Jaeckel, Jr., Walter O’Connor and Michael Perilli. Each Board also considered the portfolio composition of its Fund and the impact of the Reorganization on the Fund’s portfolio. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Fund as a result of the Reorganization because of the similarities among the portfolio guidelines of the Funds.

Potential for Improved Secondary Market Trading for Common Shares. While it is not possible to predict trading levels at the time the Reorganization closes, each Board considered that the Combined Fund may provide greater secondary market liquidity for its Common Shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s common shareholders when purchasing or selling Combined Fund Common Shares and potential for improved premium/discount levels for the Combined Fund’s Common Shares. However, there can be no assurance that, after the Reorganization, Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than Common Shares of any individual Fund prior to the Reorganization.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganization. Each Board noted that it is anticipated that shareholders of its Fund will recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganization (except with respect to cash received in lieu of fractional Common Shares), as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Capital Loss Carryforward Considerations. Each Board considered that capital loss carryforwards of the Combined Fund attributable to the Target Fund will be subject to tax loss limitation rules by reason of the Target Fund undergoing an “ownership change” in the Reorganization. Each Board also noted that the Combined Fund’s capital loss carryforward loss on a per share basis is expected to be lower than the Acquiring Fund’s capital loss carryforward loss per share, but higher than the Target Fund’s capital loss carryforward loss per share. Each Board considered that the ability of its Fund to fully utilize its existing capital loss carryforwards depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. Although capital loss carryforwards from prior years can offset realized net capital gains, capital loss carryforwards will offset current earnings and profits only if they were generated in the Fund’s 2012 taxable year or thereafter. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains (which would occur, for example, if the Fund utilizes pre-2012 capital loss carryforwards to offset capital gains in that tax year), such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital. Under certain circumstances, such taxable excess distributions could be significant. Please see “U.S. Federal Income Tax Consequences of the Reorganization” for additional information.

Potential Effects of the Reorganization on Undistributed Net Investment Income. If the Reorganization is approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former Target Fund shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

Persons who purchase Common Shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date. This would result in the Acquiring Fund issuing incrementally more Common Shares in the Reorganization since its NAV as of the Valuation Time (defined below) would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. The Combined Fund is anticipated to retain a lower UNII balance after the Reorganization than the Target Fund prior to the Reorganization, but a higher UNII balance after the Reorganization than the Acquiring Fund prior to the Reorganization. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Target Fund poses risks for shareholders of the Target Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. Should the Combined Fund’s net earnings fall below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s Common Shares and the magnitude of the trading discount to NAV of the Combined Fund’s Common Shares. However, the Combined Fund is anticipated to benefit from a lower expense ratio, a potentially higher earnings profile and other benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the Common Shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. Federal income tax purposes.

Expected Costs of the Reorganization. Each Board considered the terms and conditions of the Reorganization Agreement, including the estimated costs associated with the Reorganization, and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of the Reorganization may be recovered over time. The expenses of the Reorganization are estimated to be $262,000 for the Target Fund and $296,000 for the Acquiring Fund. Because of the expected expense savings and other benefits for each Fund, the Investment Advisor recommended and the Board of each Fund has approved that its respective

Fund be responsible for a portion of its own reorganization expenses. The Board of each Fund noted that the Investment Advisor will bear approximately $49,000 of the Target Fund’s reorganization expenses and approximately $85,000 of the Acquiring Fund’s reorganization expenses. Each Board also noted that the VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganization, while the common shareholders of the Funds will indirectly bear the costs of the Reorganization.

Terms of the Reorganization and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the Acquiring Fund Common Shares that Target Fund common shareholders will receive in the Reorganization is expected to equal the aggregate NAV (not the market value) of the Target Fund Common Shares that Target Fund common shareholders owned immediately prior to the Closing Date. The NAV of the Target Fund and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganization borne by each Fund, if any. The NAV of Target Fund Common Shares will not be diluted as a result of the Reorganization. Fractional Acquiring Fund Common Shares will generally not be issued to Target Fund common shareholders in connection with the Reorganization, and Target Fund common shareholders should expect to receive cash in lieu of such fractional Common Shares.

Each Board further noted that holders of Target Fund VRDP Shares will receive the same number of Acquiring Fund VRDP Shares with terms substantially similar to the terms of the outstanding VRDP Shares of the Target Fund held by such Target Fund VRDP Holders immediately prior to the Closing Date.

Effect on Shareholder Rights. Each Board noted that each Fund is organized as a Delaware statutory trust. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Each Board also noted that the terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

Alternatives to the Reorganization. In reaching its decision to approve the Reorganization, the Board considered the alternatives to the Reorganization, including continuing to operate each Fund as a separate Fund, reversing the Reorganization such that BIE would acquire substantially all of BBF’s assets and assume substantially all of BBF’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of BIE and different strategies regarding the treatment of the Funds’ UNII balances.

Potential Benefits to the Investment Advisor and its Affiliates. Each Board recognized that the Reorganization may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of the Target Fund as a separate fund in the BlackRock closed-end fund complex.

Each Board noted that, if the Reorganization is consummated, the annual contractual investment management fee rate of the Combined Fund will be 0.57% of the average weekly managed assets of the Combined Fund. Each Board noted that the annual contractual investment management fee rate of the Combined Fund represents an 8 basis point reduction in the annual contractual investment management fee rate of the Target Fund and makes permanent the Target Fund’s existing voluntary fee waiver, and also represents a 3 basis point reduction in the annual contractual investment management fee rate of the Acquiring Fund.

Each Board also noted that the Investment Advisor will bear approximately $49,000 of the Target Fund’s reorganization expenses and approximately $85,000 of the Acquiring Fund’s reorganization expenses.

Conclusion. Each Board, including the Independent Board Members, approved the Reorganization Agreement and the Issuance, as applicable, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and VRDP Holders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date of the Reorganization (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a Common Share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of Common Shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Dividends will accumulate on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date. Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Share will be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares. No fractional Acquiring Fund VRDP Shares will be issued.

The first dividend period for the Acquiring Fund VRDP Shares to be issued in the Reorganization will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such VRDP Shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments and Conditions

The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreement and approval of the Reorganization, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the shareholders of the Target Fund and the VRDP Holders of the Acquiring Fund, certain third-party consents, the approval of the Issuance by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreement, the Board of any Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Reorganization

Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of the Funds and (ii) by the Board of either Fund if any condition to that Fund’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

The Acquiring Fund will issue to Target Fund VRDP Holders book entry interests for the Acquiring Fund VRDP Shares registered in the name of such Target Fund VRDP Holders on an one for one basis for each holder’s holdings of Target Fund VRDP Shares. The Funds’ VRDP Shares were issued in book-entry form as global securities, and such global securities were deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities are held only through DTC and any of its participants.

The Acquiring Fund will issue to Target Fund common shareholders book entry interests for the Acquiring Fund Common Shares registered in the name of such shareholders on the basis of each shareholder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund common shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new book entry interests of Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its common shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond. From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Fund. If, after the Closing Date, certificates representing Common Shares of the Target Fund are presented to the Acquiring Fund, they will be cancelled and exchanged for book entry interests representing Acquiring Fund Common Shares and cash in lieu of fractional Common Shares, if applicable, distributable with respect to the Target Fund Common Shares in the Reorganization.

Expenses of the Reorganization

Each Fund will bear expenses incurred in connection with the Reorganization. The expenses incurred in connection with the Reorganization include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement, the registration statement on Form N-14 and this Proxy Statement to VRDP Holders, the printing and distribution of the Joint Proxy Statement/Prospectus delivered to common shareholders, this Proxy Statement delivered to VRDP Holders and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Reorganization, including fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VRDP Shares, legal fees incurred in connection with amending the transaction documents for the VRDP Shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate.

The expenses of the Reorganization are estimated to be $262,000 for the Target Fund and $296,000 for the Acquiring Fund. Because of the expected expense savings and other benefits for each Fund, the Investment Advisor recommended and the Board of each Fund has approved that its respective Fund be responsible for a portion of its own reorganization expenses. The Board of each Fund noted that the Investment Advisor will bear approximately $49,000 of the Target Fund’s reorganization expenses and approximately $85,000 of the Acquiring Fund’s reorganization expenses. Each Board also noted that the common shareholders of the Funds will indirectly bear the costs of the Reorganization, while VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganization.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting (the “Special Meeting”), voting on the Reorganization or other action taken by the shareholder in connection with the Reorganization). The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

APPRAISAL RIGHTS

Shareholders of the Target Fund and the Acquiring Fund do not have appraisal rights for their respective common or preferred shares because the Funds are each organized as Delaware statutory trusts and the Funds’ respective declarations of trust do not provide for appraisal rights.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a summary of U.S. federal income tax consequences generally applicable to the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold Common Shares or VRDP Shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the Closing Date that each Fund receives an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by a Fund by reason of the Reorganization.

•

No gain or loss will be recognized by a shareholder of the Target Fund who exchanges, as the case may be, all of its Target Fund Common Shares solely for Acquiring Fund Common Shares or all of its Target Fund VRDP Shares solely for Acquiring Fund VRDP Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Common Share, as discussed below).

•

The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder’s Target Fund Shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Common Share for which cash is received).

•

The holding period of Acquiring Fund Shares received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shareholder’s Target Fund Shares surrendered in exchange therefor.

•

A shareholder of the Target Fund that receives cash in lieu of a fractional Acquiring Fund Common Share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund Common Share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund Common Share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Common Share and Target Fund shareholder’s tax basis in Target Fund Common Shares allocable to the fractional Acquiring Fund Common Share. The capital gain or loss will be a long-term capital gain or loss if a Target Fund shareholder’s holding period for Target Fund Common Shares is more than one year as of the date the Reorganization is consummated.

•

The Acquiring Fund’s tax basis in the Target Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Closing Date, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

None of the Funds intend to sell any assets in connection with the Reorganization other than in the ordinary course of business. If, however, assets of the Target Fund were to be sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or after the date of the Reorganization, and such distributions will be taxable to Target Fund shareholders.

Prior to the Closing Date, each Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Fund all of the Fund’s investment company income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through Closing Date. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of the Target Fund, which are expected to be subject to tax loss limitation rules because the Target Fund will undergo an “ownership change” for U.S. federal income tax purposes. Because the Target Fund will undergo an “ownership change,” the Code will generally limit the amount of pre-ownership change losses of the Target Fund that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of the Target Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to the Target Fund may be subject to tax loss limitation rules to the extent outlined above, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of the Target Fund’s capital loss carryforward as compared with what each Fund’s utilization of its own capital loss carryforward would be without the Reorganization.

The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (rounded to the nearest thousand and subject to change based on actual operating results after the date hereof):

Capital Loss Amount

Expiration	Target Fund (BIE)	Acquiring Fund (BBF)
2018	$151	$6,209
2019	$718	$651
No expiration date	$1,716	$3,422

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Fund or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of the Target Fund whose losses are subject to the loss limitation rules would depend on many variables, including the Target Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Target Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its Shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

For five years beginning on the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

PROPOSAL 2—ISSUANCE OF ACQUIRING FUND COMMON SHARES

In connection with the proposed Reorganization described under “Proposal 1: Reorganization of the Funds,” the common shareholders and the VRDP Holders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares and list them for trading on the NYSE. Please see “Information about the Common Shares of the Funds” for information about the Funds’ Common Shares.

In the Reorganization, the Acquiring Fund will acquire substantially all of the assets of the Target Fund and assume substantially all of the liabilities of the Target Fund in exchange for newly issued Acquiring Fund Shares. The Acquiring Fund will list the newly issued Common Shares on the NYSE. The Target Fund will then distribute Acquiring Fund Shares received by it pro rata to Target Fund shareholders (although cash may be paid in lieu of any fractional Common Shares). The newly-issued Acquiring Fund Shares will be issued in the form of book entry interests. Such distribution of Acquiring Fund Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Target Fund and transferring to those shareholder accounts Acquiring Fund Shares.

As a result of the Reorganization, each common shareholder of the Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund Common Shares immediately prior to the Closing Date. The NAV of the Target Fund and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganization borne by each Fund, if any. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganization. Since Acquiring Fund Common Shares will be issued at NAV in exchange for the Common Shares of the Target Fund having a value equal to the aggregate NAV (not the market value) of those Acquiring Fund Common Shares, the NAV per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganization except for the Acquiring Fund’s proportion of the applicable costs of the Reorganization. Thus, the Reorganization will result in no dilution of the NAV of Acquiring Fund Common Shares, other than to reflect the applicable costs of the Reorganization.

The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement. As a result of the Reorganization, a shareholder of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than such shareholder did in any of the individual Funds before the Reorganization.

If the Issuance is not approved by Acquiring Fund shareholders, then the Reorganization cannot occur, and each Fund will continue to operate, for the time being, as a stand-alone Delaware statutory trust and will continue to be advised by the Investment Advisor. If, however, the Reorganization is not consummated, the Investment Advisor may, in connection with ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

The Board of the Acquiring Fund recommends that VRDP Holders of the Acquiring Fund vote “FOR” the proposed Issuance at the Special Meeting to be held on March 21, 2016 at 3:00 p.m. (Eastern time) or any adjournment or postponement thereof.

Subject to the requisite approval of the shareholders of each Fund with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including Barclays Bank PLC, the liquidity provider with respect to the outstanding VRDP Shares, it is expected that the Closing Date of the Reorganization will be sometime during the second quarter of 2016, but it may be at a different time as described herein.

The affirmative vote of shareholders representing at least a majority of the Acquiring Fund Common Shares and VRDP Shares cast at the Special Meeting, voting together as a single class, is required to approve the Issuance. For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

INFORMATION ABOUT THE VRDP SHARES OF THE FUNDS

Each Fund’s Agreement and Declaration of Trust authorizes the issuance of an unlimited number of Common Shares, par value $0.001 per share, of all classes. Each Fund’s Board is authorized to issue preferred shares without approval of common shareholders.

Upon the Closing Date, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Share will be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares held by such Target Fund VRDP Holders immediately prior to the Closing Date.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

A detailed description of the terms and risks of VRDP Shares are set forth in Appendix B. Each holder of VRDP Shares should review the information concerning the terms and risks of the Acquiring Fund VRDP Shares contained in Appendix B.

Each Fund has issued VRDP Shares, $100,000 liquidation value per share, with substantially similar terms. In connection with the Reorganization, the Acquiring Fund expects to issue 178 Acquiring Fund VRDP Shares to Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 520 VRDP Shares outstanding. As a result of the Reorganization, the Acquiring Fund’s Statement of Preferences will be amended to authorize 178 shares of VRDP Shares. A form of such amendment is attached as Appendix C.

Set forth below is information about each Fund’s VRDP Shares as of January 15, 2016.

Fund	Title of Class	Amount Authorized	Amount Authorized Under Each Series	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column	Issue Date	Mandatory Redemption Date
Target Fund (BIE)	Preferred Shares	178	Series W-7 – 178	None	178	9/15/11	10/01/41
Acquiring Fund (BBF)	Preferred Shares	342	Series W-7 – 342	None	342	9/15/11	10/01/41

VRDP Shares of the Funds are fully paid and non-assessable and have no preemptive or cumulative voting rights.

Set forth below is a table that details, as of January 15, 2016, each Fund’s current leverage attributable to VRDP Shares as a percentage of its total net assets and the Combined Fund’s leverage attributable to VRDP Shares on a pro forma basis as a percentage of its total net assets assuming the Reorganization was consummated January 15, 2016.

Fund	Shares Outstanding	Liquidation Preference Per Share	Aggregate Liquidation Preference	Total Managed Assets	As Percentage of Net Assets
Target Fund (BIE)	178	$100,000	$17,800,000	$88,143,660	32.90%
Acquiring Fund (BBF)	342	$100,000	$34,200,000	$166,554,031	33.31%
Pro Forma Combined Fund (BBF)	520	$100,000	$52,000,000	$254,697,691	33.17%

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. The Funds have substantially the same investment policies and investment restrictions and are subject to substantially the same investment risks. Each Fund seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). As a fundamental policy, under normal market conditions, each Fund invests at least 80% of its total assets in municipal bonds, the interest of which is exempt from regular U.S. federal income tax and Florida intangible personal property tax. This policy is a fundamental policy of each Fund that may not be changed without a vote of a majority of the applicable Fund’s outstanding voting securities. Under normal market conditions, each Fund invests at least 80% of its managed assets in investment grade quality municipal bonds.

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

Risk is inherent in all investing. An investment in Shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

Target Fund VRDP Shares are subject to the same risks as Acquiring Fund VRDP Shares. A description of the risks that predominately affect Acquiring Fund VRDP Shares are described in Appendix B.

General Risks of Investing in the Acquiring Fund

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. Risk is inherent in all investing. The value of your investment in the Acquiring Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The Acquiring Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in Common Shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments. The risks that predominately affect Common Shares of the Acquiring Fund include the following:

Non-Diversified Status. The Acquiring Fund is a non-diversified fund. As defined in the 1940 Act, a non-diversified fund may have a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Acquiring Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Acquiring Fund.

Investment and Market Discount Risk. An investment in the Acquiring Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Acquiring Fund’s Common Shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common Shares are designed for long-term investors and the Acquiring Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk is separate and distinct from the risk that the Acquiring Fund’s NAV could decrease as a result of its investment activities. At any point in time an investment in the Acquiring Fund’s Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Acquiring Fund. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the Reorganization. During periods in which the Acquiring Fund may use leverage, the Acquiring Fund’s investment, market discount and certain other risks will be magnified.

Municipal Bond Market Risk. Economic exposure to the municipal securities market involves certain risks. The Acquiring Fund’s economic exposure to municipal securities includes municipal securities in the Acquiring Fund’s portfolio and municipal securities to which the Acquiring Fund is exposed through the ownership of residual interest municipal tender option bonds (“TOB Residuals”). The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the financial crisis of 2007-2009 these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Acquiring Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Acquiring Fund may therefore be more dependent on the analytical abilities of the Investment Advisor than would be a fund investing solely in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade securities to which the Acquiring Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Acquiring Fund’s ability to sell such securities at attractive prices or at prices approximating those at which the Acquiring Fund currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies (“RICs”).

Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks. The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source. Such bonds are generally nonrecourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Private Activity Bonds Risks. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Acquiring Fund may not receive any income or get its money back from the investment. These bonds may subject certain investors in the Acquiring Fund to the federal alternative minimum tax.

Moral Obligation Bonds Risks. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Acquiring Fund may lose money.

Municipal Lease Obligations Risks. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Acquiring Fund’s loss.

Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “nonappropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Acquiring Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities.

Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Liquidity of Investments. Certain municipal securities in which the Acquiring Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

The financial markets in general, and certain segments of the municipal securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Tax-Exempt Status Risk. In making investments, the Acquiring Fund and the Investment Advisor will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Acquiring Fund nor the Investment Advisor will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Acquiring Fund and its shareholders could be subject to substantial tax liabilities. An assertion by the IRS that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Acquiring Fund’s and its shareholders’ income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may cause the Acquiring Fund to be ineligible to pay exempt-interest dividends or may impair the liquidity and the fair market value of the securities.

Taxability Risk. The Acquiring Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Acquiring Fund’s acquisition of the securities. In that event, the IRS may demand that the Acquiring Fund pay U.S. federal income taxes on the affected interest income, and, if the Acquiring Fund agrees to do so, the Acquiring Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt interest dividends” could be adversely affected, subjecting the Acquiring Fund’s shareholders to increased U.S. federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Acquiring Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Acquiring Fund.

Fixed Income Securities Risks. Fixed income securities in which the Acquiring Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Acquiring Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s NAV. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Acquiring Fund’s management. To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Acquiring Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Acquiring Fund’s use of leverage, as described below, will tend to increase the Acquiring Fund’s interest rate risk. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Acquiring Fund and decreasing the Acquiring Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful or that any hedges that the Acquiring Fund may establish will perfectly correlate with movements in interest rates.

The Acquiring Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Acquiring Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Acquiring Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Acquiring Fund’s Common Shares.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Acquiring Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. In addition, to the extent the Acquiring Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. If rating agencies lower their ratings of municipal securities in the Acquiring Fund’s portfolio, the value of those securities could decline, which could jeopardize rating agencies’ ratings of Acquiring Fund VRDP Shares. Because a significant source of income for the Acquiring Fund is the interest and principal payments on the municipal securities in which it invests, any default by an issuer of a municipal security could have a negative impact on the Acquiring Fund’s ability to pay dividends on Common Shares or any VRDP Shares then outstanding and could result in the redemption of some or all of any VRDP Shares then outstanding.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Acquiring Fund to reinvest in lower yielding securities, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if the Acquiring Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Acquiring Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Investment Advisor may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all factors that the Investment Advisor deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Acquiring Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Acquiring Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurances that the Investment Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time. Generally speaking, the longer the duration of the Acquiring Fund’s portfolio, the more exposure the Acquiring Fund will have to the interest rate risks described above.

Leverage Risk. The use of leverage creates an opportunity for increased net investment income dividends to Common Shares, but also creates risks for the holders of Common Shares. There is no assurance that the Acquiring Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of NAV, market price and distribution rate of the Common Shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Acquiring Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

•	when the Acquiring Fund uses financial leverage, the investment advisory fee payable to the Investment Advisor will be higher than if the Acquiring Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Acquiring Fund’s investments will be borne entirely by the holders of Common Shares. Therefore, if the market value of the Acquiring Fund’s portfolio declines, leverage will result in a greater decrease in NAV to the holders of Common Shares than if the Acquiring Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the Common Shares. While the Acquiring Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurances that the Acquiring Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of Common Shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Acquiring Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of Common Shares relative to the circumstance where the Acquiring Fund had not reduced leverage. The Acquiring Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage.

The Acquiring Fund currently utilizes leverage through the issuance of VRDP Shares (see “Information about the VRDP Shares of the Funds”) and investments in TOB Residuals (see “—Tender Option Bond Risk”). The use of TOB Residuals may require the Acquiring Fund to segregate or designate on its books and records assets to cover its obligations. While the segregated or earmarked assets may be invested in liquid assets, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of leverage used by the Acquiring Fund may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the VRDP Shares issued by the Acquiring Fund or the governing instrument for the Acquiring Fund VRDP Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, the Acquiring Fund may be required to comply with other asset coverage requirements as a condition of the Acquiring Fund obtaining a rating of its preferred shares from a nationally recognized rating service or other asset coverage requirements under an agreement with the liquidity provider of the Acquiring Fund VRDP Shares. These requirements may include an asset coverage test more stringent than that under the 1940 Act. This limitation on the Acquiring Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund may, however, to the extent possible, purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

The Acquiring Fund may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Acquiring Fund’s Common Shares and the returns to the holders of Common Shares.

Tender Option Bond Risk. The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund may invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. There is no assurance that the Acquiring Fund’s strategy of using TOB Residuals to leverage its assets will be successful.

TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a third party bank or other financial institution (the “TOBs Liquidity Provider”) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. As result, distributions on TOB Residuals will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the TOB Residuals paid to the Acquiring Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of TOB Floaters sold by the TOB Trust relative to the amount of the TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to the TOB Residuals, the more volatile the distributions on the TOB Residuals will be. Short-term interest rates are at historic lows and may be more likely to rise in the current market environment.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

Any economic leverage achieved through the Acquiring Fund’s investment in TOB Residuals will increase the possibility that Common Share long-term returns will be diminished if the cost of the TOB Floaters issued by a TOB Trust exceeds the return on the securities in the TOB Trust. If the income and gains earned on municipal securities owned by a TOB Trust that issues TOB Residuals to the Acquiring Fund are greater than the payments due on the TOB Floaters issued by the TOB Trust, the Acquiring Fund’s returns will be greater than if it had not invested in the TOB Residuals.

Although the Acquiring Fund generally would unwind a TOB transaction rather than try to sell a TOB Residual, if it did try to sell a TOB Residual, its ability to do so would depend on the liquidity of the TOB Residual. TOB Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOB Trust. The market price of TOB Residuals is more volatile than the underlying municipal bonds due to leverage.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of tender option termination events (“TOTEs”) and mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and a judgment or ruling that interest on the municipal bonds is subject to U.S. federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Floaters, the inability of the TOB Trust to obtain renewal of the liquidity support agreement, and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. In the case of an MTE, after the payment of fees, the holders of the TOB Floaters would be paid senior to the TOB Residual holders (i.e., the Acquiring Fund). In contrast, in the case of a TOTE, after payment of fees, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). In the case of a Liquidation Shortfall, the aggregate maximum potential amount the Acquiring Fund could ultimately be required to pay under the agreements is $7,891,024 as of July 31, 2015. As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall.

The use of TOB Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The use of TOB Residuals may also require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage through TOB Residuals may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

On December 10, 2013, regulators published final rules implementing Section 619 of the Dodd-Frank Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the Volcker Rule. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts that were not in place prior to December 31, 2013, and by July 21, 2016, with respect to investments in and relationships with TOB Trusts that were in place prior to December 31, 2013. As a result, TOB Trusts may need to be restructured or unwound.

In response to the restrictions imposed by the Volcker Rule, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Acquiring Fund’s ability to hold TOB Residuals. Under the new TOB Trust structure, the Acquiring Fund would have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Acquiring Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and the Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Acquiring Fund. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Please see “The Acquiring Fund’s Investments—Leverage—Tender Option Bonds” for additional information.

Insurance Risk. Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Insurance is expected to protect the Acquiring Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Acquiring Fund cannot be certain that any insurance company will make the payments it guarantees. Certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration during the financial crisis of 2007-2009. These losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Acquiring Fund may lose money on its investment if the insurance company does not make payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix D, represent their respective opinions as to the quality of the obligations which they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Acquiring Fund, a rated security may cease to be rated. The Investment Advisor will consider such an event in determining whether the Acquiring Fund should continue to hold the security.

Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

“High Yield” Securities (“Junk Bonds”) Risk. The Acquiring Fund may invest in high yield municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Advisor to be of comparable quality. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See “—Risks Associated with Recent Market Events.”

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s NAV. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in Common Shares of the Acquiring Fund, both in the short-term and the long-term.

The prices of fixed income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current extraordinary low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

Unrated Securities Risk. Because the Acquiring Fund may purchase securities that are not rated by any rating organization, the Investment Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Acquiring Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Acquiring Fund invests in unrated securities, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Zero-Coupon Securities Risk. While interest payments are not made on zero coupon securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Variable Rate Demand Obligations Risk. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Acquiring Fund may lose money.

Indexed and Inverse Securities Risk. Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Acquiring Fund to the same risks as investments in fixed income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have fixed income securities underlying them will expose the Acquiring Fund to the risks associated with those fixed income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed income securities.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk. The Acquiring Fund may purchase securities on a when-issued basis and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Repurchase Agreements Risk. Repurchase agreements typically involve the acquisition by the Acquiring Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Acquiring Fund will sell the securities back to the institution at a fixed time in the future. The Acquiring Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. The value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Acquiring Fund generally will seek to liquidate such collateral. However, the exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Acquiring Fund, that the market value of the securities sold by the Acquiring Fund may decline below the price at which the Acquiring Fund is obligated to repurchase the securities and that the securities may not be returned to the Acquiring Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Securities Lending Risk. The Acquiring Fund may lend securities to financial institutions. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Acquiring Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Acquiring Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Acquiring Fund’s securities as agreed, the Acquiring Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Acquiring Fund. The Acquiring Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Acquiring Fund for securities loaned out by the Acquiring Fund will generally not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Acquiring Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will generally not be tax-exempt income.

Restricted and Illiquid Securities Risk. The Acquiring Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such securities at prices that approximate those at which the Acquiring Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Acquiring Fund’s NAV and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, the Acquiring Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Acquiring Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Acquiring Fund might obtain a less favorable price than the price that prevailed when the Acquiring Fund decided to sell. The Acquiring Fund may be unable to sell restricted and other illiquid securities at opportune times or prices.

Investment Companies Risk. Subject to the limitations set forth in the 1940 Act and the Acquiring Fund’s governing documents or as otherwise permitted by the SEC, the Acquiring Fund may acquire shares in other investment companies, including exchange-traded funds (“ETFs”) and business development companies (“BDCs”). The market value of the shares of other investment companies may differ from their NAV. As an investor in investment companies, including ETFs or BDCs, the Acquiring Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies, including ETFs or BDCs.

The securities of other investment companies, including ETFs or BDCs, in which the Acquiring Fund may invest may be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies, including ETFs or BDCs, that use leverage may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Acquiring Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Acquiring Fund’s Common Shares) will be diminished.

ETFs are generally not actively managed and may be affected by a general decline in market segments relating to its index. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Strategic Transactions and Derivatives Risk. The Acquiring Fund may engage in various derivative transactions or portfolio strategies (“Strategic Transactions”) for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Acquiring Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Acquiring Fund’s costs associated with any leverage strategy that it may employ. The use of Strategic Transactions to enhance current income may be particularly speculative.

The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter (“OTC”) and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Acquiring Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Acquiring Fund to the potential of greater losses. Furthermore, the Acquiring Fund’s ability to successfully use Strategic Transactions depends on the Investment Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Strategic Transactions subject the Acquiring Fund to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, the Acquiring Fund’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Acquiring Fund’s portfolio. The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, segregated or earmarked liquid assets, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Acquiring Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Acquiring Fund’s NAV and may materially adversely affect the Acquiring Fund in situations in which the Acquiring Fund is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or Commodity Futures Trading Commission (“CFTC”)- mandated margin requirements. These regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. These margin requirements will increase the overall costs for the Acquiring Fund.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Acquiring Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Acquiring Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Acquiring Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as credit risk, leverage risk, liquidity risk, correlation risk and index risk as described below:

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Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Acquiring Fund, or the risk that the reference entity in a derivative will not be able to honor its financial obligations. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

•	Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Leverage Risk—the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Acquiring Fund to potential losses that exceed the amount originally invested by the Acquiring Fund. When the Acquiring Fund engages in such a transaction, the Acquiring Fund will deposit in a segregated account, or earmark on its books and records, liquid assets with a value at least equal to the Acquiring Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Acquiring Fund’s exposure to loss.

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Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the Acquiring Fund would like or at the price that the Acquiring Fund as seller believes the security is currently worth. There can be no assurances that, at any specific time, either a liquid secondary market will exist for a derivative or the Acquiring Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

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Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Acquiring Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

•	Index Risk—If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Acquiring Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Acquiring Fund paid for such derivative. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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Volatility Risk—the risk that the Acquiring Fund’s use of derivatives may reduce income or gain and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period. The Acquiring Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

When a derivative is used as a hedge against a position that the Acquiring Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Acquiring Fund’s hedging transactions will be effective. The Acquiring Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. The Investment Advisor may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Acquiring Fund’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Acquiring Fund to sell or otherwise close a derivatives position could expose the Acquiring Fund to losses and could make derivatives more difficult for the Acquiring Fund to value accurately.

When engaging in a hedging transaction, the Acquiring Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Acquiring Fund from achieving the intended hedge or expose the Acquiring Fund to a risk of loss. The Acquiring Fund may also determine not to hedge against a particular risk because they do not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because they do not foresee the occurrence of the risk. It may not be possible for the Acquiring Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Acquiring Fund from the decline in value of the portfolio positions anticipated as a result of such change. The Acquiring Fund may also be restricted in its ability to effectively manage the portion of their assets that are segregated to cover their obligations. In addition, it may not be possible to hedge at all against certain risks.

If the Acquiring Fund invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Acquiring Fund.

The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurances that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Investment Advisor seeks to use derivatives to further the Acquiring Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Office of the Comptroller of the Currency (“OCC”) may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Acquiring Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Investment Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Acquiring Fund. As a result, the Acquiring Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Acquiring Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Acquiring Fund’s investments as compared to those comprising the securities index and general economic or political factors. In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Acquiring Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Acquiring Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Acquiring Fund may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurances, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The successful use of transactions in futures and related options also depends on the ability of the Investment Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the Strategic Transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the Strategic Transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with which the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith may, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

The amount of risk the Acquiring Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Counterparty Risk. The Acquiring Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Acquiring Fund. Because derivative transactions in which the Acquiring Fund may engage may involve instruments that are not traded on an Exchange (as defined herein) or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, the Acquiring Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Acquiring Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Acquiring Fund intends to enter into transactions only with counterparties that the Investment Advisor believes to be creditworthy, there can be no assurances that, as a result, a counterparty will not default and that the Acquiring Fund will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Acquiring Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Acquiring Fund may be exposed to the risk of a court treating the Acquiring Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurances that a clearing organization, or its members, will satisfy its obligations to the Acquiring Fund, or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Acquiring Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Acquiring Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Acquiring Fund has concentrated its transactions with a single or small group of counterparties.

In addition, the Acquiring Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurances that an issuer of an instrument in which the Acquiring Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Acquiring Fund will not sustain a loss on a transaction as a result.

Swaps Risk. Swap agreements are types of derivatives. In order to seek to hedge the value of the Acquiring Fund’s portfolio, to hedge against increases in the Acquiring Fund’s cost associated with the interest payments on its outstanding borrowings or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into interest rate swaps. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. The Acquiring Fund is not required to enter into interest rate swap transactions for hedging purposes or to enhance its return and may choose not to do so.

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, the OTC derivatives markets have recently become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Acquiring Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Acquiring Fund to enter into swap transactions and may also render certain strategies in which the Acquiring Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Acquiring Fund may also be limited if the swap transactions with the Acquiring Fund are subject to the swap regulation under the Dodd-Frank Act.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Acquiring Fund may include instruments not traded on an Exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Acquiring Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an Exchange. The absence of liquidity may make it difficult or impossible for the Acquiring Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Acquiring Fund. Changing approaches to regulation may have a negative impact on the securities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. There can be no assurances that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords, the market may not react the way the Investment Advisor expects. Whether the Acquiring Fund achieves its investment objective may depend on, among other things, whether the Investment Advisor correctly forecasts market reactions to this and other legislation. In the event the Investment Advisor incorrectly forecasts market reaction, the Acquiring Fund may not achieve its investment objective.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act” and Title VII thereof, the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, other U.S. regulators, and to a lesser extent the Commodity Futures Trading Commission (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Acquiring Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Advisor, or at least make them more costly.

Recently, new regulations have required the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change the Acquiring Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Acquiring Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Acquiring Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Investment Advisor may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Acquiring Fund. In either scenario, the Investment Advisor and/or the Acquiring Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Advisor, or at least make them more costly.

Additionally, the Regulators plan to implement finalized regulations that may require swap dealers to collect from the Acquiring Fund initial margin and variation margin for uncleared derivatives transactions. The Regulators also plan to finalize proposed regulations that would impose upon swap dealers new capital requirements. These requirements, when finalized and implemented, may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Advisor cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Regulation as a “Commodity Pool”. The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Failure of Futures Commission Merchants and Clearing Organizations. The Acquiring Fund may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested by the clearing broker in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any swaps or futures clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s clearing broker. In addition, the assets of the Acquiring Fund may not be fully protected in the event of the clearing broker’s bankruptcy, as the Acquiring Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Acquiring Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect the Acquiring Fund. For example, the regulatory and tax environment for derivative instruments in which the Acquiring Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Acquiring Fund and the ability of the Acquiring Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and its net tax-exempt interest income. If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

1940 Act Regulation. The Acquiring Fund is a registered closed-end management investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk. At any time after the date of this Proxy Statement, legislation may be enacted that could negatively affect the assets of the Acquiring Fund. Legislation or regulation may change the way in which the Acquiring Fund itself is regulated. The Investment Advisor cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurances that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objective.

The State of Florida repealed the Florida Intangible Tax as of January 2007. As a result, in September 2008, the Board of the Acquiring Fund provided the Acquiring Fund the flexibility to invest in municipal obligations regardless of geographic location. If Florida were to reinstate the Florida Intangible Tax or adopt a state income tax, however, the Acquiring Fund would be required to realign its portfolio such that substantially all of its assets would be invested in a portfolio of municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and which enables shares of the Acquiring Fund to be exempt from Florida Intangible Tax or obtain shareholder approval to amend the Acquiring Fund’s fundamental investment objective and policies to remove references to the Florida Intangible Tax. There can be no assurance that the State of Florida will not reinstate the Florida Intangible Tax or adopt a state income tax in the future. There can also be no assurance that the reinstatement of the Florida Intangible Tax or the adoption of a state income tax will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objective.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the London Interbank Offered Rate (“LIBOR”) setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Acquiring Fund.

Risks Associated with Recent Market Events. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Acquiring Fund, including by making valuation of some of the Acquiring Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Acquiring Fund’s holdings. If there is a significant decline in the value of the Acquiring Fund’s portfolio, this may impact the asset coverage levels for the Acquiring Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Acquiring Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Acquiring Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Acquiring Fund’s ability to achieve its investment objective.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya,

Syria, Russia, Ukraine and the Middle East, the ongoing epidemic of the Ebola virus disease in West Africa, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the recent Greek crisis), sovereign debt downgrades, or the exit or potential exit of one or more countries from the EMU, among others, may result in market volatility, may have long term effects on the United States and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide. Any such event(s) could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. The Acquiring Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. Non-investment grade and equity securities tend to be more volatile than investment-grade fixed income securities; therefore, these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade and equity securities than on investment-grade fixed income securities. There can be no assurances that similar events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk. The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

The Dodd-Frank Act contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives, the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Investment Advisor and the Acquiring Fund. The Investment Advisor may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Acquiring Fund, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Acquiring Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Investment Advisor and the Acquiring Fund may be affected by governmental action in ways that are unforeseeable.

Furthermore, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Acquiring Fund, the Investment Advisor and BlackRock, whose failure it determines would pose systemic risk, be placed under the supervision of the Federal Reserve. The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Acquiring Fund, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Acquiring Fund, the Investment Advisor or BlackRock as a systemic risk to be placed under the Federal Reserve’s supervision, the Acquiring Fund, the Investment Advisor or BlackRock could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions. Such requirements could hinder the Acquiring Fund’s ability to meet its investment objective and may place the Acquiring Fund at a disadvantage with respect to its competitors.

Moreover, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Acquiring Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Acquiring Fund’s use of various portfolio management strategies or techniques and adversely impact the Acquiring Fund.

The Volcker Rule contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities to sponsor, invest in or serve as investment manager of certain private investment funds. Because the Federal Reserve currently treats BlackRock as a nonbank subsidiary of The PNC Financial Services Group, Inc. (“PNC”), BlackRock may be required to conform its activities to the requirements of the Volcker Rule. On December 10, 2013, U.S. financial regulators adopted final regulations (the “Final Regulations”) to implement the statutory mandate of the Volcker Rule. Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date was July 21, 2012 and the Final Regulations became effective on April 14, 2014; however, concurrent with the adoption of the Final Regulations the Federal Reserve granted a statutorily permitted conformance period, essentially making the effective date of the Volcker Rule and the Final Regulations July 21, 2015. On December 18, 2014, the Federal Reserve granted an additional extension to the conformance period, giving banking entities until July 21, 2016 to comply with the Volcker Rule, in respect of investments in and relationships with certain funds that were in place prior to December 31, 2013 (“legacy covered funds and relationships”). The Federal Reserve also announced that, with respect to legacy covered funds and relationships, the Federal Reserve intends to grant a final one-year extension to the conformance period in 2015, which would give banking entities until July 21, 2017 to comply with the Volcker Rule. However, all investments in and relationships with funds covered by the Volcker Rule made after December 31, 2013 must have been divested or restructured by July 21, 2015. The Volcker Rule and the Final Regulations could have a significant negative impact on BlackRock and the Investment Advisor. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Acquiring Fund. Upon the end of the applicable conformance period, BlackRock’s relationship with PNC may require BlackRock to curtail some or all of the Acquiring Fund’s activities with respect to PNC (if any).

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Potential Conflicts of Interest of the Investment Advisor and Others. BlackRock, the ultimate parent company of the Investment Advisor, and its affiliates, which include the Investment Advisor and PNC, are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Acquiring Fund. BlackRock and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Acquiring Fund. Subject to the requirements of the 1940 Act, BlackRock and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, BlackRock and its affiliates may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an affiliate or another account managed by an affiliate and it is possible that the Acquiring Fund could sustain losses during periods in which one or more affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The 1940 Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company, as well as affiliated persons of such affiliated persons. Among others, affiliated persons of an investment company include its investment adviser; officers; directors/trustees; any person who directly or indirectly controls, is controlled by or is under common control with such investment company; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interests.

Market and Selection Risk. Market risk is the possibility that the market values of securities owned by the Acquiring Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Acquiring Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased. The greater the Acquiring Fund’s outstanding commitments for these securities, the greater the Acquiring Fund’s exposure to market price fluctuations.

Selection risk is the risk that the securities that the Acquiring Fund’s management selects for the Acquiring Fund will underperform the equity and/or bond market, the market relevant indices or other funds with similar investment objectives and investment strategies.

Defensive Investing Risk. For defensive purposes, the Acquiring Fund may allocate assets into cash or short-term fixed income securities. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Acquiring Fund’s investment activities to the Investment Advisor, subject to oversight by the Board.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Valuation Risk. The price the Acquiring Fund could receive upon the sale of any particular portfolio investment may differ from the Acquiring Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Acquiring Fund, and the Acquiring Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Acquiring Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. Additionally, fair valuation processes of certain securities necessarily involve subjective judgments and assumptions about the value of an asset or liability and these judgments and assumptions may ultimately be incorrect.

Reliance on the Investment Advisor Risk. The Acquiring Fund is dependent upon services and resources provided by the Investment Advisor, and therefore the Investment Advisor’s parent, BlackRock. The Investment Advisor is not required to devote its full time to the business of the Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Investment Advisor will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Investment Advisor could have a material adverse effect on the performance or the continued operation of the Acquiring Fund.

Reliance on Service Providers Risk. The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders.

Information Technology Systems Risk. The Acquiring Fund is dependent on the Investment Advisor for certain management services as well as back-office functions. The Investment Advisor depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Acquiring Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Investment Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Investment Advisor to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Acquiring Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Investment Advisor and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Acquiring Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Acquiring Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Acquiring Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Acquiring Fund cannot control the cyber security plans and systems put in place by service providers to the Acquiring Fund and issuers in which the Acquiring Fund invests. The Acquiring Fund and its shareholders could be negatively impacted as a result.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Investment Advisor or the Acquiring Fund’s service providers could cause significant losses to the Acquiring Fund. Employee misconduct may include binding the Acquiring Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Acquiring Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Acquiring Fund’s business prospects or future marketing activities. Despite the Investment Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Advisor will identify or prevent any such misconduct.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Acquiring Fund would likely increase, which would tend to further reduce returns to the holders of Common Shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Portfolio Turnover Risk. The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Acquiring Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The Acquiring Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status or to change the composition of the Board. Such provisions could limit the ability of holders of Common Shares to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Acquiring Fund.

A DESCRIPTION OF THE FUNDS

General Information

Each Fund is organized as a Delaware statutory trust pursuant to its Agreement and Declaration of Trust governed by the laws of the State of Delaware. Each Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

The Target Fund was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 14, 2002 and commenced operations on April 30, 2002. The Target Fund was known as “BlackRock Florida Municipal Bond Trust” prior to September 16, 2008.

The Acquiring Fund was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 30, 2001 and commenced operations on July 27, 2001. The Acquiring Fund was known as “BlackRock Florida Municipal Income Trust” prior to September 16, 2008.

The Acquiring Fund Common Shares are listed on the NYSE as “BBF.”

The Target Fund Common Shares are listed on the NYSE as “BIE.”

The Acquiring Fund has a July 31 fiscal year end. The Target Fund has an August 31 fiscal year end.

Each Fund has VRDP Shares outstanding. Each Fund’s VRDP Shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Please see “Information about the VRDP Shares of the Funds” for additional information.

The Board of Trustees

The Funds have the same Board Members and officers. The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law.

The Board of each Fund currently consists of nine Board Members, seven of whom are Independent Board Members. The registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (the “Exchange-Traded Complex”; each such complex a “BlackRock Fund Complex”). Each Fund is included in the Closed-End Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships.

Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(3)	Other Public Company or Investment Company Directorships Held During Past Five Years(4)
Independent Board Members(1)

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Board Member	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Board Member	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Board Member and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(3)	Other Public Company or Investment Company Directorships Held During Past Five Years(4)
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Board Member and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	108 RICs consisting of 233 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Board Member	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited – Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	75 RICs consisting of 75 Portfolios	BlackRock Capital Investment Corp. (business development company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Board Member	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Board Member and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008. Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program, from 1999 to 2005. Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(3)	Other Public Company or Investment Company Directorships Held During Past Five Years(4)
Interested Board Members(5)

Barbara G. Novick 55 East 52nd Street New York, NY 10055 1960	Board Member	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 233Portfolios	None

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Board Member, President and Chief Executive Officer	Board Member since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 331 Portfolios	None

(1)	Independent Board Members serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon finding of good cause thereof.
(2)	Date shown is the earliest date a person has served for the Funds covered by this Joint Proxy Statement/Prospectus. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Funds’ Boards in 2007, each Board Member first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.
(3)	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex. Mr. Fabozzi is scheduled to resign from the boards of the funds in the Equity-Liquidity Complex in advance of the joint special meeting of shareholders of the funds in the Equity-Liquidity Complex, which is currently scheduled to take place on February 8, 2016.
(4)	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
(5)	Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon finding of good cause therefor.

The Officers

The executive officers of the Funds, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. With the exception of the Chief Compliance Officer (the “CCO”), executive officers receive no compensation from the Funds. The Acquiring Fund compensates the CCO for his services as its CCO. The officers of the Funds serve at the pleasure of the Board Members or until their successors have been duly elected and qualified.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birt	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Board Member, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Board Member since 2014; President and Chief Executive since 2011	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Jonathan Diorio 55 East 52nd Street New York, NY 10055 1980	Vice President	Annual; Since 2015	Managing Director of BlackRock since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Annual; Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer (“CCO”)	Annual; Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Annual; Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.

The Investment Advisor

BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. For such services, the Target Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of

0.65% of its average weekly managed assets, subject to a voluntary fee waiver of 0.08% of its average weekly managed assets (0.57% of the average weekly managed assets attributable to the Target Fund’s Common Shares for the 12-month period ended July 31, 2015). For such services, the Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets (0.60% of the average weekly managed assets attributable to the Acquiring Fund’s Common Shares for the 12-month period ended July 31, 2015). Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the VRDP Shares).

If the Reorganization is consummated, the annual contractual investment management fee rate of the Combined Fund will be 0.57% of the average weekly managed assets of the Combined Fund (0.57% of the average weekly managed assets attributable to the Combined Fund’s Common Shares on a historical and pro forma basis for the 12-month period ended July 31, 2015). The annual contractual investment management fee rate of the Combined Fund represents an 8 basis point reduction in the annual contractual investment management fee rate of the Target Fund and makes permanent the Target Fund’s existing voluntary fee waiver, and also represents a 3 basis point reduction in the annual contractual investment management fee rate of the Acquiring Fund.

Based on a pro-forma Broadridge peer expense group for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes), contractual investment management fee rate and actual investment management fee rate over total assets are each expected to be in the second quartile. There can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of the Reorganization.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of each Fund is provided in such Fund’s Form N-CSR for such Fund’s most recent fiscal year end available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and is a wholly owned subsidiary of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms. As of December 31, 2015, BlackRock’s assets under management were approximately $4.645 trillion. BlackRock has over 20 years of experience managing closed-end products and, as of December 31, 2015, advised a registered closed-end family of 74 exchange-listed active funds with approximately $45.16 billion in assets.

BlackRock is a global leader in investment management, risk management and advisory services for institutional and retail clients. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of December 31, 2015, the firm had approximately 13,000 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

Each Fund is managed by a team of investment professionals comprised of Robert Sneeden, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Walter O’Connor, CFA, Managing Director at BlackRock and Michael Perilli, CFA, Associate at BlackRock.

Messrs. Sneeden, Jaeckel, O’Connor and Perilli are each Fund’s portfolio managers and are responsible for the day-to-day management of each Fund’s portfolio and the selection of its investments. Messrs. Sneeden, Jaeckel and O’Connor have been members of each Fund’s portfolio management team since 2006. Mr. Perilli has been a member of each Fund’s portfolio management team since 2016.

The biography of each portfolio manager of the Funds are set forth below:

Portfolio Manager	Biography
Robert Sneeden	Director of BlackRock since 2006; Vice President of MLIM from 1998 to 2006.

Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.

Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

Michael Perilli, CFA	Associate of BlackRock since 2008.

After the Reorganization, it is expected that the Acquiring Fund’s current portfolio management team, consisting of Messrs. Sneeden, Jaeckel, O’Connor and Perilli, will continue to comprise the team of investment professionals for the Combined Fund.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to the Funds
Administrative Services Provider	State Street Bank and Trust Company

Custodian	State Street Bank and Trust Company

Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

Liquidity Provider to VRDP Shares	Barclays Bank PLC

Remarketing Agent to VRDP Shares	Barclays Capital, Inc.

Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon

Independent Registered Public Accounting Firm	Deloitte & Touche LLP

Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP

Counsel to the Independent Board Members	Debevoise & Plimpton LLP

It is not anticipated that the Reorganization will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganization, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Administrative Services Provider: State Street Bank and Trust Company provides certain administration and accounting services to each Fund pursuant to an Administrative Services Agreement. State Street Bank and Trust Company is paid a monthly fee at an annual rate ranging from 0.0075% to 0.015% of each Fund’s respective managed assets, along with an annual fixed fee ranging from $0 to $10,000 for the services it provides to each Fund.

Custody of Assets: The custodian of the assets of each Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar: Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund’s transfer agent with respect to such Fund’s Common Shares.

VRDP Shares Liquidity Provider: Barclays Bank PLC, 745 7th Avenue, New York, NY 10019 serves as the liquidity provider for each Fund’s VRDP Shares.

VRDP Shares Remarketing Agent: Barclays Capital, Inc., 745 7th Avenue, New York, NY 10019 serves as the remarketing agent for each Fund’s VRDP Shares.

VRDP Shares Tender and Paying Agent: The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as each Fund’s tender agent, transfer agent and registrar, dividend disbursing agent and paying agent and redemption price disbursing agent with respect to the VRDP Shares.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objective and Policies

The Acquiring Fund seeks as a fundamental investment objective to provide current income exempt from regular U.S. federal income tax and Florida intangible personal property tax. The investment objective of the Acquiring Fund is a fundamental policy that may not be changed without a vote of a majority of the Acquiring Fund’s outstanding voting securities (as defined in the 1940 Act).

The Acquiring Fund seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). As a fundamental policy, under normal market conditions, the Acquiring Fund invests at least 80% of its total assets in municipal bonds, the interest of which is exempt from regular U.S. federal income tax and Florida intangible personal property tax. This policy is a fundamental policy that may not be changed without a vote of a majority of the Acquiring Fund’s outstanding voting securities (as defined in the 1940 Act). Under normal market conditions, the Acquiring Fund expects to be fully invested in such municipal bonds. The Acquiring Fund may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board of the Acquiring Fund provided the Acquiring Fund the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular U.S. federal income tax satisfy the Acquiring Fund’s investment objective and investment policies There can be no assurance that the Acquiring Fund’s investment objective will be realized.

Under normal market conditions, the Acquiring Fund invests at least 80% of its managed assets in a portfolio of long-term municipal bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa,

Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. The Acquiring Fund may invest up to 20% of its total assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody’s, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Investment Advisor. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” These credit quality policies apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Advisor may consider such factors as the Investment Advisor’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.

The Acquiring Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Acquiring Fund’s income. The Acquiring Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Investment Advisor takes into account the municipal bond insurance as well as the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such municipal bond insurance or credit enhancement. Insurance is expected to protect the Acquiring Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. See Appendix D—“Ratings of Investments.”. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which the Acquiring Fund may invest.

The Acquiring Fund will invest in municipal bonds that, in the Investment Advisor’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the Investment Advisor’s opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of Investment Advisor, are worth more than the value assigned to them in the marketplace. The Investment Advisor may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to, electrical utilities), or issued by a particular municipal issuer, are undervalued. The Investment Advisor may purchase those bonds for the Acquiring Fund’s portfolio because they represent a market sector or issuer that the Investment Advisor considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Acquiring Fund’s investment in underrated or undervalued municipal bonds will be based on the Investment Advisor’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Acquiring Fund will generally result in capital gains distributions subject to federal capital gains taxation.

The Acquiring Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Acquiring Fund to the federal alternative minimum tax. The percentage of the Acquiring Fund’s total assets invested in PABs will vary from time to time. The Acquiring Fund may therefore not be a suitable investment for investors subject to the federal alternative minimum tax or who would become subject to such tax by investing in the Acquiring Fund.

The Acquiring Fund may invest up to 10% of its total assets in securities of other investment companies (including ETFs and BDCs), subject to applicable regulatory limits, that invest primarily in municipal bonds of the types in which the Acquiring Fund may invest directly. The Acquiring Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Acquiring Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of the Acquiring Fund’s Common Shares will therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. The Investment Advisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other available securities investments. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same leverage risks to which the Acquiring Fund may be subject to the extent it employs a leverage strategy. As described in this Joint Proxy Statement/Prospectus in the sections entitled “Risk Factors and Special Considerations,” the NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Acquiring Fund. In addition, to the extent the Acquiring Fund invests in other investment companies, the Acquiring Fund will be dependent upon the investment and research abilities of persons other than the Investment Advisor. The Acquiring Fund treats its investments in such other investment companies as investments in municipal bonds.

The Acquiring Fund may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are typically passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market, Inc. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Acquiring Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Acquiring Fund’s own operations.

The Acquiring Fund may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular U.S. federal income tax. A portion of such dividends may be capital gains or other taxable distributions subject to U.S. federal income tax. Such funds in turn invest in municipal bonds and other assets that generally pay interest or make distributions that are exempt from regular U.S. federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investing in such tax-exempt preferred shares involves many of the same issues as investing in other investment companies. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. The Acquiring Fund treats investments in tax-exempt preferred shares as investments in municipal bonds.

All percentage and ratings limitations on securities in which the Acquiring Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Acquiring Fund’s initial investment in such security. In the event that the Acquiring Fund disposes of a portfolio security subsequent to its being downgraded, the Acquiring Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Acquiring Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

During temporary defensive periods (e.g., times when, in the Investment Advisor’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, the Acquiring Fund may invest any percentage of its net assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other investment companies that invest primarily in municipal bonds of the type in which the Acquiring Fund may invest directly. The Acquiring Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. See “—Other Investment Policies—Temporary Investments.” To the extent the Acquiring Fund invests in temporary investments, the Acquiring Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

The Acquiring Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Acquiring Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for U.S. federal income tax purposes (“Non-Municipal Tax Exempt Securities”). Non-Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long term municipal bonds. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by the Acquiring Fund’s investment restrictions and applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in municipal bonds as well as many of the risks associated with investments in derivatives. If the IRS were to issue any adverse ruling or take an adverse position with respect to the taxation of Non-Municipal Tax Exempt Securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level. The Acquiring Fund treats Non-Municipal Tax Exempt Securities as investments in municipal bonds.

The Acquiring Fund ordinarily does not realize significant investment income not exempt from regular U.S. federal income taxes. From time to time, the Acquiring Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Acquiring Fund.

The State of Florida repealed the Florida Intangible Tax as of January 2007. As a result, in September 2008, the Board of the Acquiring Fund provided the Acquiring Fund the flexibility to invest in municipal obligations regardless of geographic location. If Florida were to reinstate the Florida Intangible Tax or adopt a state income tax, however, the Acquiring Fund would be required to realign its portfolio such that substantially all of its assets would be invested in Florida municipal bonds or obtain shareholder approval to amend the Acquiring Fund’s fundamental investment objective of providing current income exempt from regular U.S. federal income tax and Florida Intangible Tax and the Acquiring Fund’s fundamental policy of investing at least 80% of its total assets in municipal bonds, the interest of which is exempt from regular U.S. federal income tax and Florida Intangible Tax, to remove references to the Florida Intangible Tax. There can be no assurance that the State of Florida will not reinstate the Florida Intangible Tax or adopt a state income tax in the future. There can also be no assurance that the reinstatement of the Florida Intangible Tax or the adoption of a state income tax will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objective.

Description of Municipal Bonds

Set forth below is a detailed description of the municipal bonds and temporary investments in which the Acquiring Fund may invest. Information with respect to ratings assigned to tax exempt obligations that the Acquiring Fund may purchase is set forth in Appendix D.

Municipal bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of PABs are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds. The interest on municipal bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs. Municipal bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. Municipal bonds may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Obligations are included within the term municipal bonds if the interest paid thereon is excluded from gross income for U.S. federal income tax purposes in the opinion of bond counsel to the issuer.

The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Acquiring Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Acquiring Fund’s Common Shares.

General Obligation Bonds. General obligation bonds are typically secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Acquiring Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

PABs. The Acquiring Fund may purchase municipal bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the federal alternative minimum tax and may impact the overall tax liability of certain investors in the Acquiring Fund. PABs, formerly referred to as industrial development bonds, are issued by, or on behalf of, states, municipalities or public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of PABs, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although the federal tax laws may place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. Municipal bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations. Also included within the general category of municipal bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to issue lease obligations. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Acquiring Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the NAV of the Acquiring Fund. Issuers of municipal lease obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Acquiring Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses and adversely affect the NAV of the Acquiring Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Acquiring Fund would not have the right to take possession of the assets. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to RICs. In addition, the Acquiring Fund’s qualification as a RIC under the Code may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets because, as a RIC, the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income. In order to reduce these risks, the Acquiring Fund will only purchase municipal lease obligations where the Investment Advisor believes the issuer has a strong incentive to continue making appropriations until maturity.

Zero-Coupon Bonds. Municipal bonds may include zero-coupon bonds. Zero coupon bonds are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon bond is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon bonds may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero coupon bonds.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon bonds. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities District Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued, Delayed Delivery Securities and Forward Commitment Securities. The Acquiring Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis or on a “delayed delivery” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold or renegotiated prior to the settlement date. If the Acquiring Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Acquiring Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or liquid assets with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Acquiring Fund. There is always a risk that the securities may not be delivered and that the Acquiring Fund may incur a loss. A default by a counterparty may result in the Acquiring Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Acquiring Fund’s purchase price. The Acquiring Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period. Settlements in the ordinary course are not treated by the Acquiring Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the NAV of the Acquiring Fund starting on the day the Acquiring Fund agrees to purchase the securities. The Acquiring Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Inverse Floating Rate Securities. The Acquiring Fund may invest in “inverse floating rate bonds” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Acquiring Fund may also purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating obligations will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Acquiring Fund when short-term interest rates rise, and increase the interest paid to the Acquiring Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Acquiring Fund’s use of leverage. Should short-term interest rates rise, the combination of the Acquiring Fund’s investment in inverse floaters and the use of leverage likely will adversely affect the Acquiring Fund’s income.

Call Rights. The Acquiring Fund may purchase a municipal bond issuer’s right to call all or a portion of such municipal bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related municipal bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related municipal bond will expire without value. The economic effect of holding both the Call Right and the related municipal bond is identical to holding a municipal security as a non-callable security. Certain investments in such obligations may be illiquid.

“High Yield” Securities (“Junk Bonds”). The Acquiring Fund may invest in high yield municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Advisor to be of comparable quality. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Often the protection of interest and principal payments with respect to such securities may be very moderate and issuers of such securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s NAV.

The prices of fixed income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. The investor receives this higher coupon in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Yields. Yields on municipal bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal security market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Acquiring Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Acquiring Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of municipal bonds and the obligations of the issuer of such municipal bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Leverage

The Acquiring Fund may utilize leverage to seek to enhance the yield and NAV of its Common Shares. However, this objective cannot be achieved in all interest rate environments. The Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. The Combined Fund would also utilize such forms of leverage. Each Fund’s total economic leverage through the use of VRDP Shares and tender option bonds does not exceed 45% of its respective total assets.

Under the 1940 Act, the Acquiring Fund is permitted to issue debt up to 33 1/3% of its managed assets (50% of its net assets) or preferred equity securities up to 50% of its managed assets (100% of its net assets). The Acquiring Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Acquiring Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the VRDP Shares’ governing instruments, counterparties or by agencies rating the VRDP Shares, which may be more stringent than those imposed by the 1940 Act.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Acquiring Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Acquiring Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Acquiring Fund’s common shareholders can benefit from incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to common shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

However, in order to benefit common shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Acquiring Fund’s return on assets purchased with leverage proceeds, income to common shareholders will be lower than if the Acquiring Fund had not used leverage. Furthermore, the value of the Acquiring Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Acquiring Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Acquiring Fund’s NAVs positively or negatively.

Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Acquiring Fund’s leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Acquiring Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of the Acquiring Fund’s Common Shares than if the Acquiring Fund were not leveraged. In addition, the Acquiring Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Acquiring Fund to incur losses. The use of leverage may limit the Acquiring Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Acquiring Fund will incur expenses in connection with the use of leverage, all of which are borne by common shareholders and may reduce income to the Common Shares. During periods in which the Acquiring Fund is using leverage, the fees paid to the Investment Advisor for advisory services will be higher than if the Acquiring Fund did not use leverage, because the fees paid will be calculated on the basis of the Acquiring Fund’s total managed assets, which includes the proceeds from leverage. The Acquiring Fund’s leveraging strategy may not be successful.

There can be no assurance the Combined Fund will be able to continue to use leverage through the use of preferred shares, tender option bonds or otherwise during periods of instability or illiquidity in the debt markets, during periods of high short-term interest rates or due to other adverse market conditions, because the Combined Fund may not be able to enter into tender option bond transactions or use other forms of leverage during such periods. There can be no assurance that the Combined Fund’s leverage strategy will be successful. The use of leverage can create risks. See “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Leverage Risk.”

Effects of Leverage

Assuming that leverage will represent approximately 38.4% of the Combined Fund’s total managed assets and that the Combined Fund will bear expenses relating to that leverage at an average annual rate of 0.37%, the income generated by the Combined Fund’s portfolio (net of estimated expenses) must exceed 0.14% in order to cover the expenses specifically related to the Combined Fund’s estimated use of leverage Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Combined Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Combined Fund. The table further reflects the use of leverage representing 38.4% of the Combined Fund’s total managed assets and the Combined Fund’s currently projected annual leverage expense of 0.37%.

Assumed Portfolio Total Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(16.45)%	(8.34)%	(0.23)%	7.88%	15.99%

Common Share total return is composed of two elements: the Common Share dividends paid by the Combined Fund (the amount of which is largely determined by the net investment income of the Combined Fund) and gains or losses on the value of the securities the Combined Fund owns. As required by SEC rules, the table assumes that the Combined Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Combined Fund receives on its municipal bonds investments is entirely offset by losses in the value of those securities.

Preferred Shares

The Acquiring Fund has leveraged its portfolio by issuing VRDP Shares. Under the 1940 Act, the Acquiring Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Acquiring Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Acquiring Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Acquiring Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Acquiring Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value. Please see “Information about the VRDP Shares of the Funds” for a description of the Acquiring Fund’s VRDP Shares.

For tax purposes, the Acquiring Fund is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its Common Shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, the Acquiring Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the holders of Common Shares, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the holders of Common Shares, the advantage of the Acquiring Fund’s leveraged structure to holders of Common Shares will be reduced.

Tender Option Bonds

The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. The Acquiring Fund may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third party TOBs Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. The Acquiring Fund contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If the Acquiring Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other BlackRock-Advised Funds may contribute municipal bonds to a TOB Trust into which the Acquiring Fund has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by the Acquiring Fund generally provide the Acquiring Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Acquiring Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for the Acquiring Fund to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by the Acquiring Fund that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within the Acquiring Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

The Acquiring Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of TOTES and MTEs. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and a judgment or ruling that interest on the municipal bonds is subject to U.S. federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Floaters, the inability of the TOB Trust to obtain renewal of the liquidity support agreement, and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. In the case of an MTE, after the payment of fees, the holders of the TOB Floaters would be paid senior to the TOB Residual holders (i.e., the Acquiring Fund). In contrast, in the case of a TOTE, after payment of fees, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE described above). Depending on the structure of the TOB Trust, the TOBs Liquidity Provider may purchase the tendered TOB Floaters, or the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. When the Acquiring Fund invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. In the case of a Liquidation Shortfall, the aggregate maximum potential amount the Acquiring Fund could ultimately be required to pay under the agreements is $7,891,024 as of July 31, 2015. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, municipal bonds of the Acquiring Fund that are deposited into a TOB Trust are investments of the Acquiring Fund and are presented on the Acquiring Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Acquiring Fund’s Statement of Assets and Liabilities. Interest income from the underlying municipal bonds is recorded by the Acquiring Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of the Acquiring Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by the Acquiring Fund may be presented as loans of the Acquiring Fund in the Acquiring Fund’s financial statements even if there is no recourse to the Acquiring Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The risk associated with TOB Floaters, however, may be increased in the current market environment as a result of recent downgrades to the credit ratings, and thus the perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

The use of TOB Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The use of TOB Residuals may also require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

Recent Developments in the TOB Trust Market. On December 10, 2013, regulators published final rules implementing the Volcker Rule, which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the Volcker Rule. The Volcker Rule precludes banking entities and their affiliates from sponsoring TOB Trusts as such TOB Trusts have been structured prior to the effective date of the Volcker Rule. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts that were not in place prior to December 31, 2013, and by July 21, 2016, with respect to investments in and relationships with TOB Trusts that were in place prior to December 31, 2013. As a result, TOB Trusts may need to be restructured or unwound.

In response to the restrictions imposed by the Volcker Rule, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule. Specifically, the Acquiring Fund will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to the sponsor bank will be performed by, or on behalf of, the Acquiring Fund. The Acquiring Fund may utilize service providers in meeting these responsibilities. However, this structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Acquiring Fund’s ability to hold TOB Residuals. Under the new TOB Trust structure, the Acquiring Fund would have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Service providers to a TOB Trust, such as administrators, liquidity providers, trustees, and remarketing agents, would be acting at the direction of, and as agent of, the Acquiring Fund as the TOB Residual holder. Similar to the current tender option bond structure, the Acquiring Fund would deposit municipal bonds into the TOB Trust in exchange for TOB Residuals, the TOB Trust would then issue and sell TOB Floaters to third party investors, and the proceeds of the sale of the TOB Floaters would be distributed to such TOB Residual holders (i.e., the Acquiring Fund). Tendered TOB Floaters would continue to be supported by a remarketing agent and a liquidity facility. However, the remarketing agent is not anticipated to purchase tendered TOB Floaters for its own account in the event of a failed remarketing, which may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. In the event of a failed remarketing of TOB Floaters, the TOBs Liquidity Provider, at its option, may advance a loan to the TOB Trust the proceeds of which would be used by the TOB Trust to purchase the tendered TOB Floaters. The TOBs Liquidity Provider is not obligated to advance such a loan. The TOB Trust would be the borrower with respect to any such loan. Any loans made by a TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust.

Similar to the pre-Volcker Rule structure for TOB Trusts, the Acquiring Fund may hold either non-recourse TOB Residuals or recourse TOB Residuals under the new structure. In the event of a Liquidation Shortfall, there would generally be no contractual recourse to the Acquiring Fund’s assets if the Acquiring Fund holds a non-recourse TOB Residual. However, as described above, the Acquiring Fund would bear the risk of loss with respect to any Liquidation Shortfall if it holds a recourse TOB Residual.

Credit Facility. The Acquiring Fund may leverage its portfolio by entering into one or more credit facilities. If the Acquiring Fund enters into a credit facility, the Acquiring Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Acquiring Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Acquiring Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Acquiring Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Acquiring Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Acquiring Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurances that the Acquiring Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, by the issuance of preferred shares or debt securities or by the use of other forms of leverage.

Reverse Repurchase Agreements. The Acquiring Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Acquiring Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund establishes and maintains such a segregated account, or earmarks such assets as described, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Acquiring Fund; however, under certain circumstances in which the Acquiring Fund does not establish and maintain such a segregated account, or earmark such assets on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Acquiring Fund’s limitation on borrowings discussed above. The use by the Acquiring Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Acquiring Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Acquiring Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Acquiring Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Acquiring Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Acquiring Fund’s repurchase of the underlying security.

Dollar Roll Transactions. The Acquiring Fund may enter into “dollar roll” transactions. In a dollar roll transaction, the Acquiring Fund sells a mortgage related or other security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll transaction can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Acquiring Fund pledges a mortgage related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Acquiring Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Acquiring Fund, but rather only securities which are “substantially identical,” which generally means that the securities repurchased will bear the same interest rate and a similar maturity as those sold, but the pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

During the period between the sale and repurchase, the Acquiring Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Acquiring Fund and the income from these investments will generate income for the Acquiring Fund. If such income does not exceed the income, capital appreciation and gain that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Acquiring Fund compared with what the performance would have been without the use of dollar rolls.

At the time the Acquiring Fund enters into a dollar roll transaction, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund establishes and maintains such a segregated account, or earmarks such assets as described, a dollar roll transaction will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Acquiring Fund; however, under certain circumstances in which the Acquiring Fund does not establish and maintain such a segregated account, or earmark such assets on its books and records, such dollar roll transaction will be considered a borrowing for the purpose of the Acquiring Fund’s limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities the Acquiring Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Acquiring Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments. There is no assurances that dollar rolls can be successfully employed.

Derivatives. The Acquiring Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Acquiring Fund may enter into and the risks associated with them are described elsewhere in this Joint Proxy Statement/Prospectus and are also referred to as “Strategic Transactions.” The Acquiring Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its Common Shares.

To the extent the terms of such transactions obligate the Acquiring Fund to make payments, the Acquiring Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Acquiring Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Acquiring Fund under the terms of such transactions is represented by the notional amounts of such investments, the Acquiring Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Acquiring Fund under the terms of such transactions is represented by the market value of the Acquiring Fund’s current obligations, the Acquiring Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Acquiring Fund to deliver particular securities to extinguish the Acquiring Fund’s obligations under such transactions the Acquiring Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Acquiring Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Acquiring Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the Acquiring Fund’s limitations on borrowings discussed above, but may create leverage for the Acquiring Fund. To the extent that the Acquiring Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the asset coverage requirements described above.

These earmarking, segregation or cover requirements can result in the Acquiring Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Temporary Borrowings. The Acquiring Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Acquiring Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Acquiring Fund’s total assets.

Strategic Transactions

The Acquiring Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These Strategic Transactions may be used for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The use of Strategic Transactions to enhance current income may be particularly speculative. The ability of the Acquiring Fund to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject the Acquiring Fund to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, the Acquiring Fund’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Acquiring Fund’s portfolio. The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. There can be no assurance that the Acquiring Fund’s Strategic Transactions will be effective. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Inasmuch as any obligations of the Acquiring Fund that arise from the use of Strategic Transactions will be covered by segregated or earmarked liquid assets or offsetting transactions, the Acquiring Fund and the Investment Advisor believe such obligations do not constitute senior securities and, accordingly, will not treat such transactions as being subject to its borrowing restrictions. Additionally, segregated or earmarked liquid assets, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

For so long as the VRDP Shares are rated by a rating agency, the Acquiring Fund’s use of options and certain financial futures and options thereon will be subject to such rating agency’s guidelines and limitations on such transactions. In order to maintain ratings on the VRDP Shares from one or more rating agencies, the Acquiring Fund may be required to limit its use of Strategic Transactions in accordance with the specified guidelines of the applicable rating agencies.

Certain federal income tax requirements may restrict or affect the ability of the Acquiring to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Put and Call Options on Securities and Indices. The Acquiring Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Acquiring Fund may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Acquiring Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Acquiring Fund against an increase in the price of a security that it intended to purchase in the future.

Writing Covered Call Options. The Acquiring Fund is authorized to write (i.e., sell) covered call options with respect to municipal bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The Acquiring Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option.

The Acquiring Fund receives a premium from writing a call option, which increases the Acquiring Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Acquiring Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Acquiring Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Acquiring Fund may engage in closing transactions in order to terminate outstanding options that it has written.

Additional Information About Options. The Acquiring Fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Acquiring Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Acquiring Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Acquiring Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC options and assets used to cover OTC options written by the Acquiring Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

The Acquiring Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets. The Acquiring Fund will only enter into OTC options with counterparties the Investment Advisors believes to be creditworthy at the time they enter into such transactions.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Financial Futures Transactions and Options. The Acquiring Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Acquiring Fund’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Acquiring Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Acquiring Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Acquiring Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. The Acquiring Fund may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.

The Acquiring Fund also may engage in other futures contracts transactions such as futures contracts on municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and municipal bonds in which the Acquiring Fund invests to make such hedging appropriate.

Futures Strategies. The Acquiring Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Acquiring Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Acquiring Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Acquiring Fund’s investments that are being hedged. While the Acquiring Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Acquiring Fund’s investments being hedged. In addition, the ability of the Acquiring Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Acquiring Fund. Employing futures as a hedge also may permit the Acquiring Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Acquiring Fund intends to purchase a security, the Acquiring Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and the futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Acquiring Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Acquiring Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Acquiring Fund may purchase a call option on a futures contract to hedge against a market advance when the Acquiring Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Acquiring Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Acquiring Fund may purchase a put option on a futures contract to hedge the Acquiring Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Acquiring Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC Derivatives, or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Interest Rate Swap Transactions. In order to seek to hedge the value of the Acquiring Fund against interest rate fluctuations, to hedge against increases in the Acquiring Fund’s costs associated with the dividend payments on any preferred shares, including the VRDP Shares, or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). To the extent that the Acquiring Fund enters into these transactions, the Acquiring Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Acquiring Fund also may invest in MMD Swaps and SIFMA Swaps to seek to enhance return or gain or to increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Acquiring Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by the Acquiring Fund and increase the Acquiring Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate municipal bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

The Acquiring Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Acquiring Fund can create a synthetic long or short position, allowing the Acquiring Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Acquiring Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Acquiring Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Acquiring Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Acquiring Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect the Acquiring Fund’s performance.

The Acquiring Fund has no obligation to enter into SIFMA Swaps or MMD Swaps and may elect not to do so. The net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Acquiring Fund will segregate or designate on its books and records liquid assets having an aggregate net asset value at least equal to the accrued excess.

If there is a default by the other party to an uncleared interest rate swap transaction, generally the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guarantee the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to the Acquiring Fund or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. Certain U.S. federal income tax requirements may limit the Acquiring Fund’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Short Sales. The Acquiring Fund may make short sales of securities. A short sale is a transaction in which the Acquiring Fund sells a security it does not own in anticipation that the market price of that security will decline. The Acquiring Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain. When the Acquiring Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Acquiring Fund may have to pay a fee to borrow particular securities and is often obligated to pay over to the securities lender any income, distributions or dividends received on such borrowed securities until it returns the security to the securities lender. The Acquiring Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the securities lender, usually cash, U.S. Government securities or other liquid assets. The Acquiring Fund will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the securities lender regarding payment over of any income, distributions or dividends received by the Acquiring Fund on such security, the Acquiring Fund may not receive any payments (including interest) on its collateral deposited with such securities lender. If the price of the security sold short increases between the time of the short sale and the time the Acquiring Fund replaces the borrowed security, the Acquiring Fund will incur a loss; conversely, if the price declines, the Acquiring Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Acquiring Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Acquiring Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Acquiring Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Acquiring Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Acquiring Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Counterparty Credit Standards. To the extent that the Acquiring Fund engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Acquiring Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Acquiring Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Investment Advisor will seek to minimize the Acquiring Fund’s exposure to counterparty risk by entering into such transactions with counterparties the Investment Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require the Acquiring Fund to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Other Investment Policies

The Acquiring Fund has adopted certain other policies as set forth below.

Temporary Investments. During temporary defensive periods (e.g., times when, in Investment Advisor’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term Municipal Bonds are available), and in order to keep cash on hand fully invested, the Acquiring Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other investment companies that invest primarily in municipal bonds of the type in which the Acquiring Fund may invest directly. The Acquiring Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Acquiring Fund will invest only in taxable temporary investments which are U.S. Government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. To the extent the Acquiring Fund invests in taxable investments, the Acquiring Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-Term Taxable Fixed Income Securities. Short-term taxable fixed income investments include, without limitation, the following:

1.	U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurances can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

2.	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Acquiring Fund may not be fully insured by the Federal Deposit Insurance Corporation.

3.	Repurchase agreements, which involve purchases of debt securities. See “Other Investment Policies – Repurchase Agreements.”

4.

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Short-Term Tax-Exempt Fixed Income Securities. Short-term tax-exempt fixed income securities are securities that are exempt from regular U.S. federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

1.	Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

2.	Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

3.	Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

4.	Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

5.	Bank notes are notes issued by local government bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

6.	Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Acquiring Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

VRDOs and Participating VRDOs. The Acquiring Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax exempt obligations held by a financial institution. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the SIFMA Municipal Swap Index or some other appropriate interest rate adjustment index. The Acquiring Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

Participating VRDOs provide the Acquiring Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Acquiring Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. It is contemplated that the Acquiring Fund will not invest more than 20% of its assets in Participating VRDOs.

VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. The Board may adopt guidelines and delegate to the Investment Advisor the daily function of determining and monitoring liquidity of such VRDOs.

The temporary investments, VRDOs and Participating VRDOs in which the Acquiring Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor. In addition, the Acquiring Fund reserves the right to invest temporarily a greater portion of its assets in Temporary investments for defensive purposes, when, in the judgment of the Investment Advisor, market conditions warrant.

Repurchase Agreements. The Acquiring Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with counterparties that the Investment Advisor believes to be creditworthy. The Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Investment Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Securities Lending. The Acquiring Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Investment Advisor, including to borrowers affiliated with the Investment Advisor . The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan will be made on behalf of the Acquiring Fund if, as a result, the aggregate value of all securities loans of the Acquiring Fund exceeds one-third of the value of the Acquiring Fund’s total assets (including the value of the collateral received). The Acquiring Fund may terminate a loan at any time and obtain the return of the securities loaned. The Acquiring Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Acquiring Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Acquiring Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Acquiring Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an Affiliate of the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates; such investments are subject to investment risk.

The Acquiring Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Acquiring Fund and to retain an affiliate of the Acquiring Fund as lending agent. To the extent that the Acquiring Fund engages in securities lending, BlackRock Investment Management, LLC (“BIM”), an Affiliate of the Investment Advisor, acts as securities lending agent for the Acquiring Fund, subject to the overall supervision of the Investment Advisor. BIM administers the lending program in accordance with guidelines approved by the Board. Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

To the extent that the Acquiring Fund engages in securities lending, the Acquiring Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Acquiring Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan in a private investment company managed by an Affiliate of the Investment Advisor (the “collateral investment expenses”), however, BIM has agreed to cap the collateral investment expenses the Acquiring Fund bears to an annual rate of 0.04% of the daily net assets of such private investment company. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Acquiring Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee.

Pursuant to the current securities lending agreement, the Acquiring Fund retains 80% of securities lending income (which excludes collateral investment expenses).

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Closed-End Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year set forth in the securities lending agreement, the Acquiring Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses).

Investment Restrictions

The following are fundamental investment restrictions of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding Common Shares and outstanding shares of VRDP Shares and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of VRDP Shares and any other preferred stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of shares represented at a meeting at which more than 50% of the outstanding shares of each class of shares are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Acquiring Fund may not:

1.	invest 25% or more of the value of its managed assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental issuers;

2.	issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

3.	make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Acquiring Fund’s investment objective and policies or the entry into repurchase agreements;

4.	underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Acquiring Fund may be deemed to be an underwriter;

5.	purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein; provided that the Acquiring Fund may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

6.	purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Acquiring Fund becoming subject to registration with the CFTC as a commodity pool.

For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. Government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Acquiring Fund may invest more than 25% of its managed assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Acquiring Fund reserves the right to invest more than 25% of its managed assets in PABs.

For the purpose of applying the limitation set forth in subparagraph (1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Acquiring Fund’s assets that may be invested in municipal bonds insured by any given insurer.

In addition to the foregoing fundamental investment policies, the Acquiring Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. The Acquiring Fund may not:

a)	make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Acquiring Fund’s total assets and the Acquiring Fund’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Acquiring Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Acquiring Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

b)	purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; or

c)	purchase securities of companies for the purpose of exercising control.

If a percentage restriction on the investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The Acquiring Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Acquiring Fund is not limited by the 1940 Act in the proportion of its total assets that it may invest in securities of a single issuer. However, the Acquiring Fund’s investments are limited so as to qualify the Acquiring Fund for the special tax treatment afforded RICs under the federal tax laws. In order to qualify as a RIC, the Acquiring Fund must, among other things, diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Acquiring Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, any two or more issuers controlled by the Acquiring Fund and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.” For purposes of this restriction, the Acquiring Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of the Acquiring Fund to the extent necessary to comply with changes in the federal tax requirements.

To the extent that the Acquiring Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

The Acquiring Fund’s VRDP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, the Acquiring Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. The Acquiring Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. The Acquiring Fund is also subject to certain covenants and requirements under the terms of the Acquiring Fund VRDP Shares and related documents, including the terms of the liquidity facility supporting the Acquiring Fund VRDP Shares. Such requirements may be more restrictive than the restrictions set forth above. The Acquiring Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective. Please see “Information about the VRDP Shares of the Funds” for additional information about each Fund’s VRDP Shares.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Acquiring Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Acquiring Fund anticipates such an increase or change) and the Acquiring Fund’s leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Acquiring Fund may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness or extend the maturity of outstanding preferred shares or unwind other leverage transactions. The Acquiring Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing preferred shares. The success of any such attempt to limit leverage risk depends on the Investment Advisor’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the

Acquiring Fund may never attempt to manage its capital structure in the manner described in this paragraph. If market conditions suggest that additional leverage would be beneficial, the Acquiring Fund may sell previously unissued preferred shares or preferred shares that the Acquiring Fund previously issued but later repurchased.

COMPARISON OF THE FUNDS’ INVESTMENTS

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund , which are substantially the same as those of the Target Fund. The Funds have substantially the same investment objectives, investment policies and investment restrictions. A summary of the Funds’ investment objectives and significant investment policies and the Funds’ portfolio credit quality and leverage ratios is set forth below.

Summary Comparison of the Funds’ Investment Objectives and Policies

The Funds have substantially the same investment objectives, investment policies and investment restrictions. The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially the same as those of the Target Fund.

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Investment Objective. Each Fund’s investment objective is to provide current income exempt from regular U.S. federal income and Florida intangible personal property tax. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the applicable Fund’s outstanding voting securities.

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Municipal Bonds. Each Fund seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). As a fundamental policy, under normal market conditions, each Fund invests at least 80% of its total assets in municipal bonds, the interest of which is exempt from regular U.S. federal income tax and Florida intangible personal property tax. This policy is a fundamental policy of each Fund that may not be changed without a vote of a majority of the applicable Fund’s outstanding voting securities. Under normal market conditions, each Fund expects to be fully invested in such municipal bonds. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board of each Fund provided the Fund the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular U.S. federal income tax satisfy the Fund’s investment objective and investment policies.

Please see below a comparison of the approximate amount invested in municipal bonds as a percentage of total assets for (i) each Fund as of January 15, 2016 and (ii) the Combined Fund, assuming the Reorganization had taken place as of January 15, 2016.

Target Fund (BIE)	Acquiring Fund (BBF)	Pro Forma Combined Fund (BBF)
99.26%	99.87%	99.66%

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Investment Grade Securities. Under normal market conditions, each Fund invests at least 80% of its managed assets in investment grade quality municipal bonds. Each Fund may invest up to 20% of its managed assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody’s, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Investment Advisor.

Please see below a comparison of the approximate amount invested in investment grade quality municipal bonds as a percentage of total assets for (i) each Fund as of January 15, 2016 and (ii) the Combined Fund, assuming the Reorganization had taken place as of January 15, 2016.

Credit Ratings(1)	Target Fund (BIE)	Acquiring Fund (BBF)	Pro Forma Combined Fund (BBF)(2)
AAA/Aaa	5.320%	9.36%	7.97%
AA/Aa	52.080%	48.15%	49.50%
A	31.030%	30.41%	30.62%
BBB/Baa	6.330%	6.99%	6.76%
BB/Ba	1.800%	1.79%	1.80%
N/R(3)	3.440%	3.30%	3.35%

(1)	Credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(2)	Reflects the effect of the Reorganization.

(3)	The Investment Advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the Investment Advisor has deemed certain of these unrated securities as investment grade quality. As of January 15, 2016, the market value of unrated securities deemed by the Investment Advisor to be investment grade represents 0.61%, of the Target Fund’s total investments, 0.70% of the Acquiring Fund’s total investments and 0.67% of the pro forma Combined Fund’s total investments.

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Bond Maturity. Each Fund invests primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, each Fund’s, respective, portfolio at any given time may include both long-term and intermediate-term municipal bonds.

•	Leverage. Each Fund currently engages in leverage through the issuance of VRDP Shares and the use of tender option bonds.

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of January 15, 2016 and (ii) the Combined Fund’s estimated use of leverage, assuming the Reorganization had taken place as of January 15, 2016:

Ratios	Target Fund (BIE)	Acquiring Fund (BBF)	Pro Forma Combined Fund (BBF)
Asset Coverage Ratio	404%	400%	401%
Regulatory Leverage Ratio(1)	24.75%	24.99%	24.91%
Effective Leverage Ratio(2)	38.61%	38.36%	38.44%

(1)	Regulatory leverage consists of VRDP Shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

The terms of the Acquiring Fund Common Shares to be issued pursuant to the Reorganization will be identical to the terms of the Acquiring Fund Common Shares that are currently outstanding. The Acquiring Fund Common Shares, when issued, will be fully paid and non-assessable, except that the Trustees of the Acquiring Fund shall have the power to cause common shareholders to pay certain expenses of the Acquiring Fund by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed the common shareholders and/or by reducing the number of Common Shares owned by each respective common shareholder. The Acquiring Fund Common Shares, when issued will have no preemptive, conversion or exchange rights or rights to cumulative voting.

General

Common shareholders of each Fund are entitled to share equally in dividends declared by such Fund’s Board as payable to holders of the Fund’s Common Shares and in the net assets of the Fund available for distribution to holders of the Common Shares. Common shareholders do not have preemptive or conversion rights and each Fund’s Common Shares are not redeemable. Voting rights are identical for the common shareholders of each Fund. Common shareholders of each Fund are entitled to one vote for each Share held by them and do not have any preemptive or preferential right to purchase or subscribe to any Shares of such Fund. Each Fund’s Common Shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s Common Shares voting for the election of Board Members can elect all of the Board Members standing for election by such holders, and, in such event, the holders of the Fund’s remaining Common Shares will not be able to elect any Board Members. The outstanding Common Shares of each Fund are fully paid and non-assessable, except that the Trustees of each Fund shall have the power to cause common shareholders to pay certain expenses of the applicable Fund by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed the common shareholders and/or by reducing the number of Common Shares owned by each respective common shareholder. Whenever preferred shares, including VRDP Shares, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in Common Shares of the Fund) or purchase its Common Shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Purchase and Sale of Common Shares

Purchase and sale procedures for the Common Shares of each of the Funds are identical. Each Fund’s Common Shares are listed on the NYSE. Investors typically purchase and sell Common Shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell Common Shares of each of the Funds through privately negotiated transactions with existing common shareholders. Set forth below is information about each Fund’s Common Shares as of January 15, 2016.

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
Target Fund (BIE)	Common Shares	Unlimited	None	3,338,684
Acquiring Fund (BBF)	Common Shares	Unlimited	None	6,704,527

Common Share Price Data

The following tables set forth the high and low market prices for Common Shares of each Fund on the NYSE, for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

Target Fund (BIE)	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
January 31, 2016	$15.12	$14.15	$16.21	$15.97	(6.72)%	(11.40)%
October 31, 2015	$14.46	$14.07	$15.91	$15.92	(9.11)%	(11.62)%
July 31, 2015	$14.88	$13.95	$16.17	$15.89	(7.98)%	(12.21)%
April 30, 2015	$15.54	$14.70	$16.67	$16.36	(6.78)%	(10.15)%
January 31, 2015	$15.62	$14.68	$16.69	$16.38	(6.41)%	(10.38)%
October 31, 2014	$15.03	$14.33	$16.40	$16.24	(8.35)%	(11.76)%
July 31, 2014	$14.86	$14.33	$16.08	$15.94	(7.59)%	(10.10)%
April 30, 2014	$14.46	$13.78	$15.86	$15.19	(8.83)%	(9.28)%
January 31, 2014	$13.93	$12.92	$15.12	$14.67	(7.87)%	(11.93)%
October 31, 2013	$13.87	$12.68	$14.80	$14.42	(6.28)%	(12.07)%
July 31, 2013	$16.21	$13.14	$17.00	$14.78	(4.65)%	(11.10)%

Acquiring Fund (BBF)	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
January 31, 2016	$14.60	$13.63	$15.26	$15.02	(4.33)%	(9.25)%
October 31, 2015	$14.01	$13.32	$15.12	$15.07	(7.34)%	(11.62)%
July 31, 2015	$14.29	$13.21	$15.31	$15.04	(6.66)%	(12.17)%
April 30, 2015	$14.63	$13.86	$15.77	$15.51	(7.23)%	(10.64)%
January 31, 2015	$14.49	$13.80	$15.85	$15.48	(8.58)%	(10.85)%
October 31, 2014	$13.88	$13.39	$15.52	$15.10	(10.57)%	(11.32)%
July 31, 2014	$14.03	$13.48	$15.19	$15.09	(7.64)%	(10.67)%
April 30, 2014	$13.69	$12.98	$14.95	$14.28	(8.43)%	(9.10)%
January 31, 2014	$13.13	$12.05	$14.25	$13.75	(7.86)%	(12.36)%
October 31, 2013	$13.16	$11.89	$13.84	$13.52	(4.91)%	(12.06)%
July 31, 2013	$15.37	$12.43	$16.13	$13.77	(4.71)%	(9.73)%

For the periods shown in the tables above, the Common Shares of each Fund have traded at a discount to NAV.

The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of January 31, 2016.

Fund	Market Price	NAV	Premium/(Discount) to NAV
Target Fund (BIE)	$15.05	$16.23	(7.27)%
Acquiring Fund (BBF)	$14.55	$15.34	(5.15)%

To the extent the Target Fund Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent the Target Fund Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, Target

Fund common shareholders may be negatively impacted if the Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund Common Shares improves.

There can be no assurance that, after the Reorganization, Common Shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganization, the Acquiring Fund Common Shares may trade at a price that is less than the Acquiring Fund Common Shares’ current market price. In the Reorganization, common shareholders of the Target Fund will receive the Acquiring Fund Common Shares based on the relative NAVs (not the market values) of the respective Fund’s Common Shares. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of any Fund prior to the Reorganization.

Common Share Dividend History

During the two most recent fiscal years, each Fund has made monthly cash distributions to holders of the Fund’s Common Shares and the aggregate amount of distributions declared during this period by the Acquiring Fund and the Target Fund was $1.74 per Common Share and $1.82 per Common Share, respectively. Whenever preferred shares, including VRDP Shares, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in Common Shares of the Fund) or purchase its Common Shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Record Holders of Common Shares

As of the Record Date, the Funds had the following number of Common Shares and VRDP Shares outstanding:

Title of Class	Target Fund (BIE)	Acquiring Fund (BBF)
Common Shares	3,338,684	6,704,527
VRDP Shares	178	342

EXPENSE TABLE FOR COMMON SHAREHOLDERS

The following table illustrates the anticipated reduction or increases in the Total Expense Ratio for the common shareholders of each Fund expected as a result of the completion of the Reorganization. The table sets forth (i) the Total Expense Ratio for each Fund for the 12-month period ended July 31, 2015; and (ii) the pro forma Total Expense Ratio for the Combined Fund, assuming the Reorganization had taken place on July 31, 2015.

	Target Fund (BIE)	Acquiring Fund (BBF)	Pro Forma Combined Fund (BBF)(a)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of Common Shares(b)	None	None	None
Dividend Reinvestment Plan Fees(c)	$2.50 sales fee and a $0.15 per share fee	Same as BIE	Same as BIE
Annual Total Expenses (as a percentage of average net assets attributable to Common Shares)
Investment Management Fees(d)	1.06%	0.97%	0.92%
Other Expenses	0.64%	0.53%	0.49%
Interest Expenses(e)	0.27%	0.26%	0.26%
Total Annual Fund Operating Expenses(e)	1.97%	1.76%	1.67%

(a)	Assumes the Reorganization had taken place on July 31, 2015.
(b)	No sales load will be charged in connection with the issuance of Acquiring Fund Common Shares as part of the Reorganization. Common Shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common Shares purchased in the secondary market may be subject to brokerage commissions or other charges.
(c)	The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $2.50 sales fee and a $0.15 per share fee if you direct the Reinvestment Plan Agent to sell your Common Shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.
(d)	The Target Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets, subject to a voluntary fee waiver of 0.08% of its average weekly managed assets (0.57% of the average weekly managed assets attributable to the Target Fund’s Common Shares for the 12-month period ended July 31, 2015). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets (0.60% of the average weekly managed assets attributable to the Acquiring Fund’s Common Shares for the 12-month period ended July 31, 2015). Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the VRDP Shares). If the Reorganization is consummated, the annual contractual investment management fee rate of the Combined Fund will be 0.57% of the average weekly managed assets of the Combined Fund (0.57% of the average weekly managed assets attributable to the Combined Fund’s Common Shares on a historical and pro forma basis for the 12-month period ended July 31, 2015). The annual contractual investment management fee rate of the Combined Fund represents an 8 basis point reduction in the annual contractual investment management fee rate of the Target Fund and makes permanent the Target Fund’s existing voluntary fee waiver, and also represents a 3 basis point reduction in the annual contractual investment management fee rate of the Acquiring Fund.
(e)	The total expense table includes interest expenses associated with the Funds’ investments in tender option bonds (also known as “inverse floaters”). Although such interest expenses are actually paid by special purpose vehicles in which the Funds invest, they are recorded on the Funds’ financial statements for accounting purposes. The total expense table also includes, in interest expenses, dividends associated with the VRDP Shares because the VRDP Shares are considered debt of the Funds for financial reporting purposes.

Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in tender option bonds. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. In order to help you better understand the costs associated with the Funds’ leverage strategy, the Total Annual Fund Operating Expenses (excluding interest expense) for the Funds are presented below:

Target Fund (BIE)	Acquiring Fund (BBF)	Pro Forma Combined Fund (BBF)
1.70%	1.50%	1.41%

The following example is intended to help you compare the costs of investing in the Common Shares of the Combined Fund pro forma if the Reorganization is completed with the costs of investing in the Target Fund and the Acquiring Fund without the Reorganization. An investor in Common Shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
Target Fund (BIE)	$20	$62	$106	$230
Acquiring Fund (BBF)	$18	$55	$95	$207
Pro Forma Combined Fund (BBF)	$17	$53	$91	$198

The examples set forth above assume Common Shares of each Fund were owned as of the completion of the Reorganization and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

The Investment Advisor will bear a portion of each Fund’s costs with respect to the Reorganization. The expenses of the Reorganization are estimated to be $262,000 for the Target Fund and $296,000 for the Acquiring Fund. Because of the expected expense savings and other benefits for each Fund, the Investment Advisor recommended and the Board of each Fund has approved that its respective Fund be responsible for a portion of its own reorganization expenses. The Investment Advisor will bear approximately $49,000 of the Target Fund’s reorganization expenses and approximately $85,000 of the Acquiring Fund’s reorganization expenses. Each Board also noted that the common shareholders of the Funds will indirectly bear the costs of the Reorganization, while VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganization.

The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

CAPITALIZATION TABLE

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth (i) the capitalization of the Funds as of January 15, 2016 and (ii) the pro forma capitalization of the Combined Fund assuming the proposed Reorganization had occurred on January 15, 2016.

Capitalization as of January 15, 2016 (unaudited)

	Target Fund (BIE)	Acquiring Fund (BBF)	Adjustments	Pro Forma Combined Fund (BBF)
Net Assets Attributable to:
Common Shares(1)	$54,107,824	$102,671,755	$(424,000)(2)	$156,355,579
VRDP Shares	$17,800,000	$34,200,000		$52,000,000
Shares Outstanding
Common Shares	3,338,684	6,704,527	187,928(3)	10,231,139
VRDP Shares	178	342		520
NAV per Common Share	$16.21	$15.31		$15.28
Liquidation Preference per VRDP Share	$100,000	$100,000		$100,000

(1)	Based on the number of outstanding Common Shares as of January 15, 2016.
(2)	Reflects non-recurring aggregate estimated reorganization expenses of $424,000, of which $213,000 was attributable to the Target Fund and $211,000 was attributable to the Acquiring Fund. The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.
(3)	Reflects adjustments due to differences in per Common Share NAV.

FINANCIAL STATEMENTS

The following documents have been filed with the SEC and are incorporated into this Proxy Statement by reference:

(i).	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2015; and

(ii).	the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Annual Report for the fiscal year ended August 31, 2015.

No other parts of the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2015 or the Target Fund’s Annual Report for the fiscal year ended August 31, 2015 are incorporated by reference herein.

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied, including that shareholders of the Target Fund must approve the Agreement and Plan of Reorganization between the Target Fund and the

Acquiring Fund and that shareholders of the Acquiring Fund must approve the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of July 31, 2015.

The unaudited pro forma information provided herein should be read in conjunction with the Annual Reports of the Target Fund and the Acquiring Fund, dated August 31, 2015 and July 31, 2015, respectively, both of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended July 31, 2015 is intended to present ratios and supplemental data as if the Reorganization of the Target Fund into the Acquiring Fund had been consummated at July 31, 2015. The Reorganization is intended to consolidate the Target Fund with a similar fund advised by the Investment Advisor.

The Funds have the same investment adviser, transfer agent, accounting services agent and custodian. Each of such service providers has entered into an agreement with each Fund, which governs the provision of services to that Fund. Such agreements contain the same terms with respect to each Fund except for the Investment Management Agreement. Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. For such services, the Target Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets, subject to a voluntary fee waiver of 0.08% of its average weekly managed assets (0.57% of the average weekly managed assets attributable to the Target Fund’s Common Shares for the 12-month period ended July 31, 2015). For such services, the Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets (0.60% of the average weekly managed assets attributable to the Acquiring Fund’s Common Shares for the 12-month period ended July 31, 2015). Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the VRDP Shares).

If the Reorganization is consummated, the annual contractual investment management fee rate of the Combined Fund will be 0.57% of the average weekly managed assets of the Combined Fund (0.57% of the average weekly managed assets attributable to the Combined Fund’s Common Shares on a historical and pro forma basis for the 12-month period ended July 31, 2015). The annual contractual investment management fee rate of the Combined Fund represents an 8 basis point reduction in the annual contractual investment management fee rate of the Target Fund and makes permanent the Target Fund’s existing voluntary fee waiver, and also represents a 3 basis point reduction in the annual contractual investment management fee rate of the Acquiring Fund.

As of July 31, 2015, the net assets of (i) the Target Fund were $53,425,156 and (ii) the Acquiring Fund were $101,508,510. The net assets of the Combined Fund as of July 31, 2015 would have been $153,083,953 on a pro forma basis. In the Reorganization, the outstanding Common Shares of the Target Fund will be exchanged for newly issued Common Shares of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Common Shares”). The aggregate net asset value (not the market value) of Acquiring Fund Common Shares received by the shareholders of the Target Fund in the Reorganization will equal the aggregate net asset value (not the market value) of Target Fund Common Shares held by such shareholders immediately prior to such Reorganization, less the direct costs of such Reorganization and the distribution of undistributed net investment income, as applicable (although shareholders may receive cash for their fractional Common Shares). The amount of increased Common Shares of 3,497,585 was calculated based on net asset value of the Acquiring Fund Common Shares of $15.01 in exchange for Common Shares of the Target Fund.

Upon the closing of the Reorganization, the Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganization. The newly issued Acquiring Fund VRDP Share will be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares, held by such Target Fund VRDP Holders immediately prior to the closing of the Reorganization.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The Funds’ VRDP Shares have the same $100,000 per share liquidation preference, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, the same liquidity provider, remarketing agent, tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on April 18, 2018. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

On a pro forma basis for the twelve months ended July 31, 2015, the proposed Reorganization would result in a decrease of $120,750 in the investment advisory fees charged, a decrease of $70,656 in investment advisory fees waived and a decrease in other operating expenses (including custody, legal, accounting and audit fees) of $131,052 on a pro forma basis for the twelve months ended July 31, 2015.

The total annual portfolio operating expenses (including interest expenses) for the Target Fund was 1.84% as of July 31, 2015. The Acquiring Fund’s total annual portfolio operating expenses (including interest expenses) was 1.76% as of July 31, 2015. Assuming the Reorganization is consummated, the Combined Fund’s pro forma total annual portfolio operating expenses (including interest expenses) are expected to be 1.67%.

The total annual portfolio operating expenses (excluding interest expenses) for the Target Fund was 1.57% as of July 31, 2015. The Acquiring Fund’s total annual portfolio operating expenses (excluding interest expenses) was 1.50% as of July 31, 2015. Assuming the Reorganization is consummated, the Combined Fund’s pro forma total annual portfolio operating expenses (excluding interest expenses) are expected to be 1.41%.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance. As of July 31, 2015, all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. It is not anticipated that the Acquiring Fund will sell any securities of the Target Fund acquired in the Reorganization other than in the ordinary course of business.

The Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or its shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in its Shares of the Target Fund immediately before the Reorganization.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization: Regardless of whether the Reorganization is completed, the costs associated with the proposed Reorganization, including the costs associated with the stockholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate except that, the Investment Advisor has agreed to pay approximately $49,000 of the Target Fund’s costs of the Reorganization and approximately $85,000 of the Acquiring Fund’s costs of the Reorganization. The estimated expenses of the Reorganization attributable to each Fund, which include the amount to be paid by the Investment Advisor, are as follows:

Estimated Reorganization Expenses
Target Fund (BIE)	Acquiring Fund (BBF)
$262,000	$296,000

Undistributed Net Investment Income: If the Reorganization is approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date. As of July 31, 2015, the amount of undistributed net investment income for each Fund was as follows:

Undistributed Net Investment Income
Target Fund (BIE)	Acquiring Fund (BBF)
$736,799	$688,914

Capital Loss Carryforwards: The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (rounded to the nearest thousand and subject to change based on actual operating results after the date hereof):

Capital Loss Amount

Expiration	Target Fund (BIE)	Acquiring Fund (BBF)
2018	$151	$6,209
2019	$718	$651
No expiration date	$1,716	$3,422

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST AND BYLAWS

Each Fund’s Agreement and Declaration of Trust and bylaws includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

Certain Provisions in the Declaration of Trust of Each Fund

The Board of each Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Board Members for each Fund is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of each Fund.

For each Fund, a Board Member may be removed from office for cause only, and not without cause, by the action of a majority of the remaining Board Members or by a vote of the holders of at least 75% of the shares entitled to vote in an election of such Board Member.

Holders of each Fund’s outstanding preferred shares, including the VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of such Fund, are entitled to elect two directors of such Fund at all times.

In addition, each Fund’s Agreement and Declaration of Trust requires the affirmative vote or consent of a majority of the Board Members then in office followed by the affirmative vote of the holders of not less than 75% of the outstanding shares of each affected class or series outstanding, voting as a separate class or series, to approve, adopt or authorize certain transactions with five percent-or-greater holders of a class or series of shares and their associates, unless 80% of the Board Members by resolution have approved a memorandum of understanding with such holders with respect to and substantially consistent with such transaction, in which case approval by a 1940 Act Majority will be the only vote of the shareholders required. These voting requirements are in addition to any regulatory relief required from the SEC with respect to such transaction. For purposes of these provisions, a five percent-or-greater holder of a class or series of shares (a “Principal Shareholder”) refers to any corporation, person or other entity which is the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of any class or series and shall include any affiliate or associate.

The transactions subject to these special approval requirements are:

•	The merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder.

•	The issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to a dividend reinvestment plan).

•

The sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

•

The sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

Each Fund may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of such Fund’s property, including its good will, upon such terms and conditions and for such consideration when and as authorized by two-thirds of such Fund’s Board Members and approved by a 1940 Act Majority of such Fund’s shareholders.

If any plan of reorganization (as such term is used under the 1940 Act) adversely affects the Fund’s preferred shares, including the such Fund’s VRDP Shares, then such plan of reorganization will require the approval of a 1940 Act Majority of the holders of such preferred shares, including the such Fund’s VRDP Holders.

The Board of each Fund has determined that the voting requirements described above are in the best interests of shareholders generally. Reference should be made to the declaration of trust of each Fund on file with the SEC for the full text of these provisions.

Certain Provisions in the Bylaws of Each Fund

Each Fund’s bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the bylaws. Reference should be made to each Fund’s bylaws on file with the SEC for the full text of these provisions.

GOVERNING LAW

The Target Fund was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 14, 2002 and commenced operations on April 30, 2002. The Acquiring Fund was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 30, 2001 and commenced operations on July 27, 2001.

CONVERSION TO OPEN-END FUND

To convert each Fund to an open-end investment company, such Fund’s declaration of trust requires an amendment to the Fund’s declaration of trust. The amendment requires the favorable vote a majority of the Board Members then in office followed by the favorable vote of the holders of not less than 75% of the shares of each affected class or series outstanding, voting as separate classes or series, unless such amendment has been approved by 80% of the Board Members, in which case approval by a 1940 Act Majority of such Fund’s shareholders is required.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s Common Shares would cease to be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objective and policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

Record Date

The Funds’ have fixed the close of business on January 22, 2016 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each Share held, with no Shares having cumulative voting rights.

As of the Record Date, the Funds had the following number of Common Shares and VRDP Shares outstanding:

Title of Class	Target Fund (BIE)	Acquiring Fund (BBF)
Common Shares	3,338,684	6,704,527
VRDP Shares	178	342

Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at 40 East 52nd Street, New York, New York 10022, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. For each Fund, the holders of a majority of the shares entitled to vote on any matter at the Special Meeting present in person or by proxy shall constitute a quorum at such Special Meeting of the shareholders for purposes of conducting business on such matter. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the chair of the Special Meeting shall have power to adjourn the meeting from time to time, in the manner provided in the Fund’s bylaws, until a quorum shall be present or represented.

The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1-2 before the Special Meeting. Proposals 1-2 are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

Target Fund VRDP Holders are being asked to consider Proposals 1(A) and 1(B) below. Acquiring Fund VRDP Holders are being asked to consider Proposals 1(C) and 2 below. With respect to Proposals 1(A), 1(B) and 1(C), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposals. With respect to Proposal 2, abstentions will be counted as “votes cast” and will therefore have the same effect as votes “AGAINST” the proposal and broker non-votes will not have any effect on the result of the vote.

As used herein, a “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

Voting Requirement for Proposal 1: The Reorganization of the Funds

Proposals	Required Approval of Shareholders
Proposal 1(A): The common shareholders and VRDP Holders of the Target Fund are being asked to vote as a single class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the Target Fund’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware.	1940 Act Majority

Proposal 1(B): The VRDP Holders of the Target Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the Target Fund’s dissolution in accordance with its charter and Maryland law.	1940 Act Majority

Proposal 1(C): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.	Majority of Outstanding VRDP Shares

Voting Requirement for Proposal 2: The Issuance of Acquiring Fund Common Shares

Proposals	Required Approval of Shareholders
Proposal 2: The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization.	Majority of the Votes Cast

ADDITIONAL INFORMATION

Share Ownership Information

Information relating to each Board Member’s share ownership in each Fund and in the other funds in the Closed-End Complex that are overseen by the respective director (“Supervised Funds”) as of December 31, 2015 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Common Shares in the Target Fund (BIE)	Aggregate Dollar Range of Share Equivalents in the Target Fund (BIE)	Aggregate Dollar Range of Common Shares in the Acquiring Fund (BBF)	Aggregate Dollar Range of Share Equivalents in the Acquiring Fund (BBF)	Aggregate Dollar Range of Common Shares in Supervised Funds	Aggregate Dollar Range of Common Shares and Share Equivalents in Supervised Funds
Interested Board Members
John M. Perlowski	N/A	N/A	N/A	N/A	$50,001-$100,000	$50,001-$100,000
Barbara G. Novick	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
Independent Board Members
Michael J. Castellano	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
Richard E. Cavanagh	$1-$10,000	N/A	$1-$10,000	N/A	Over $100,000	Over $100,000
Frank J. Fabozzi	N/A	N/A	N/A	N/A	$10,001-$50,000	Over $100,000
Jerrold B. Harris	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
R. Glenn Hubbard	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
W. Carl Kester	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
Karen P. Robards	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000

As of December 31, 2015, none of the Independent Board Members of each Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any person controlling, controlled by or under common control with BlackRock nor did any Independent Board Member of each Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving each Fund, BlackRock or any person controlling, controlled by or under common control with each Fund or BlackRock.

As of January 15, 2016, the officers and Board Members of each Fund, as a group, beneficially owned less than 1% of the outstanding Common Shares of each such Fund and none of the VRDP Shares of such Fund.

5% Beneficial Share Ownership

Unless otherwise indicated, the information set forth below is as of January 15, 2016. To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding Common Shares, except as set forth below.

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
Target Fund (BIE)	Barclays Bank PLC(2)	745 7th Avenue New York, NY 10019			178	100%
Acquiring Fund (BBF)	First Trust Portfolios, L.P.(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	477,715	7.13%	—	—
	First Trust Advisors L.P.(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—
	The Charger Corporation(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—	—	—
	Barclays Bank PLC(2)	745 7th Avenue New York, NY 10019			342	100%

†	The information contained in this table is based on Schedule 13D/13G filings made on or before January 15, 2016.
(1)	First Trust Portfolios, L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate their holdings as to each entity.
(2)	Barclays Bank PLC holds 100% of the VRDP shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Funds’ Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, the Investment Advisor and certain officers of the Investment Advisor (the “Section 16 insiders”), including in some cases former Section 16 insiders for a period of up to 6 months, to file reports on holdings of, and transactions in, Fund shares with the SEC and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its Section 16 insiders met all such applicable SEC filing requirements for the Funds’ most recently concluded fiscal year, except for any late filings disclosed in previous proxy statements.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 200 Berkeley Street, Boston, MA 02116-5022. A representative of Deloitte & Touche is not expected to be present at the Special Meeting.

The financial statements of the Funds appearing in the Acquiring Fund’s Annual Report for the year ended July 31, 2014 and appearing in the Target Fund’s Annual Report for the year ended August 31, 2015, respectively, are incorporated by reference herein. The financial statements have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Legal Opinions

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the Funds.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, Park Avenue Plaza, 40 East 52nd Street, New York, NY 10055, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Fund shareholder intends to present a proposal at the 2016 annual meeting of the Fund’s shareholders and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the appropriate Fund by Saturday, February 13, 2016. In the event a Fund moves the date of its 2016 annual shareholder meeting by more than 30 days from the anniversary of its 2015 annual shareholder meeting, under current rules, shareholder submissions of proposals for inclusion in such Fund’s proxy statement and proxy card for the 2016 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials.

Shareholders who do not wish to submit a proposal for inclusion in a Fund’s proxy statement and form of proxy for the 2016 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2016 annual shareholder meeting in accordance with the bylaws of the Fund. The bylaws for all of the Funds require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2016 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s bylaws and be received by the Fund between Tuesday, March 1, 2016 and Thursday, March 31, 2016.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by Thursday, March 31, 2016. In the event a Fund moves the date of its 2016 annual shareholder meeting by more than 25 days from the anniversary of its 2015 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2016 annual shareholder meeting in accordance with the advance notice provisions of the bylaws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for 2016’s annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the bylaws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its bylaws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052.

For all Funds, written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022, Attention: Janey Ahn.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Chief Compliance Officer of their respective Fund, 100 Bellevue Parkway, Wilmington, DE 19809. Shareholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Fund(s).

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Investment Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s Shares. The Funds and BlackRock have retained Georgeson Inc. (“Georgeson”), 480 Washington Blvd, 26th Floor, Jersey City, NJ 07310, a

proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $16,300 and $19,100 by the Target Fund and the Acquiring Fund, respectively, for such services (including reimbursements of out-of-pocket expenses) with respect to the solicitation of proxies from both the Common Shares and VRDP Shares. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Special Meeting

Attendance at the Special Meeting will be limited to each Funds’ shareholders as of the Record Date and valid proxyholders. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Shareholders holding Shares in brokerage accounts or by a bank or other nominee will be required to show satisfactory proof of ownership of Shares in a Fund, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank, broker or other nominee or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting.

If you are a registered shareholder, you may vote your Shares in person by ballot at the Special Meeting. If you hold your Shares in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the Special Meeting, unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) information the Funds receive from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

Incorporation by Reference

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2015 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October 1, 2015.

The financial statements of the Target Fund for the fiscal year ended August 31, 2015 are incorporated by reference herein to the Target Fund’s annual report filed on Form N-CSR on November 3, 2015.

See “Financial Statements.”

Adjournments and Postponements

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Board of each Fund, prior to the Special Meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may also adjourn the Special Meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of the Special Meeting may adjourn the Special Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the record date.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

February 2, 2016

APPENDIX A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION

[            ]

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, BlackRock Municipal Bond Investment Trust, a registered non-diversified closed-end investment company, File No. 811-21054, (the “Target Fund”) and BlackRock Municipal Income Investment Trust, a registered non-diversified closed-end investment company, File No. 811-10333 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Acquiring Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the Delaware Statutory Trust Act (the “DSTA”), and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of the consummation of the Reorganization to the approval and adoption of this Agreement and the issuance of additional Acquiring Fund VRDP Shares (as defined in Section 1(n) herein) in connection with the Reorganization by the holders of the Acquiring Fund VRDP Shares (“Acquiring Fund VRDP Holders”) voting as a separate class, and in the case of the issuance of additional Acquiring Fund Common Shares (as defined in Section 1(n) herein) in connection with the Reorganization to the approval of such issuance of additional Acquiring Fund Common Shares by the common shareholders of the Acquiring Fund (“Acquiring Fund Common Shareholders” and together with the Acquiring Fund VRDP Holders, the “Acquiring Fund Shareholders”) and the Acquiring Fund VRDP Holders voting as a single class, in each case as described in Sections 9(a) and (b) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Trustees, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Shares (as defined in Section 1(n) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(k) herein) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(h) The Acquiring Fund is not obligated under any provision of its agreement and declaration of trust or bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2015, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(l) The proxy statement for the Acquiring Fund VRDP Holders and the Target Fund VRDP Holders with respect to the transactions contemplated herein, and any supplement or amendment thereto (the “Preferred Shares Proxy Statement”) or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Preferred Shares Proxy Statement.

(m) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n) The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share (the “Acquiring Fund Common Shares”) and 342 preferred shares of beneficial interest of Series W-7 Variable Rate Demand Preferred Shares or any other series of Variable Rate Demand Preferred Shares (“VRDP Shares”), par value $0.001 per share and liquidation preference $100,000 per share (“Acquiring Fund VRDP Shares” and together with Acquiring Fund Common Shares, the “Acquiring Fund Shares”). Each outstanding Acquiring Fund Share is fully paid and nonassessable, except as provided by the Acquiring Fund’s agreement and declaration of trust, and has the voting rights provided by the Acquiring Fund’s agreement and declaration of trust and applicable law.

(o) The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(p) The Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this

Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s agreement and declaration of trust or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(q) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(r) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Shares to the Target Fund Shareholders.

(s) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Target Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the DSTA, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) The Target Fund is not obligated under any provision of its agreement and declaration of trust or bylaws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the fiscal year ended August 31, 2015, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m) The Preferred Shares Proxy Statement for the holders of the Target Fund VRDP Shares (as defined in section 2(o) herein) (“Target Fund VRDP Holders”) with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(n) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share (the “Target Fund Common Shares”) and 178 preferred shares of beneficial interest of Series W-7 Variable Rate Demand Preferred Shares, par value $0.001 per share and liquidation preference $100,000 per share (“Target Fund VRDP Shares” and together with Target Fund Common Shares, the “Target Fund Shares”). Each outstanding Target Fund Share is fully paid and nonassessable, except as provided by the Target Fund’s agreement and declaration of trust, and has the voting rights provided by the Target Fund’s agreement and declaration of trust and applicable law.

(p) All of the issued and outstanding Target Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(q) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares to be received in the Reorganization, except in distribution to Target Fund Shareholders as provided in Section 3 of this Agreement.

(r) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(s) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3. THE REORGANIZATION.

(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the DSTA.

(b) If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Joint Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such distributions (“UNII Distributions”) on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the

UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(d) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Shares received by it to its shareholders in exchange for their Target Fund Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(g) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h) The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving under the DSTA and will withdraw its authority to do business in any state where it is registered.

(i) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND SHARES IN THE REORGANIZATION.

(a) A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund, which shall be determined as set forth below. The value of each Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Fund.

(b) A number of Acquiring Fund VRDP Shares equal to the number of Target Fund VRDP Shares outstanding immediately prior to the Closing Date, with the terms described in the Preferred Shares Proxy Statement, shall be issued by the Acquiring Fund to the Target Fund. No fractional Acquiring Fund VRDP Shares will be issued. Each Acquiring Fund VRDP Share issued to the Target Fund in exchange for a Target Fund VRDP Share will have a liquidation preference of $100,000 plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date. The Target Fund may pay any such accumulated and unpaid dividends prior to the Closing Date.

(c) The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, the amounts of their liabilities, and the liquidation preference (including accumulated and unpaid dividends) of the Target Fund VRDP Shares and the Acquiring Fund VRDP Shares shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value or liquidation preference so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference (including accumulated and unpaid dividends) per share of the Acquiring Fund VRDP Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved.

For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Target Fund VRDP Shares or Acquiring Fund VRDP Shares, as the case may be, shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

(d) The Acquiring Fund shall issue to the Target Fund certificates, share deposit receipts or book entry interests for the Acquiring Fund Common Shares registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares by redelivering the certificates, share deposit receipts or book entry interests evidencing ownership of the Acquiring Fund Common Shares to the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its Target Fund Shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

(e) The Acquiring Fund shall issue to the Target Fund book entry interests for the Acquiring Fund VRDP Shares registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund VRDP Shares to the Target Fund VRDP Holders by redelivering the book entry interests evidencing ownership of the Acquiring Fund VRDP Shares to the transfer agent and registrar for the Acquiring Fund VRDP Shares for distribution to the Target Fund VRDP Holders on the basis of each holder’s proportionate holdings of the Target Fund VRDP Shares. In connection with such issuance, the Acquiring Fund shall amend the Acquiring Fund VRDP Shares’ Statement of Preferences Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (the “Statement of Preferences”), Notice of Special Rate Period and share certificates representing such VRDP Shares, in each case as of the effective date of the Reorganization, to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(f) No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Acquiring Fund Common Shares.

5. PAYMENT OF EXPENSES.

(a) The Target Fund and the Acquiring Fund will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Trustees, expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement and the Preferred Shares Proxy Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus, the Preferred Shares Proxy Statement and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VRDP Shares, legal fees incurred in connection with amending the transaction documents for the VRDP Shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, rating agency fees associated with the ratings of the VRDP Shares in connection with the Reorganization, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of Trustees of the Funds, provided, that the Acquiring Fund’s investment adviser may bear all or a portion of the reorganization expenses of each Fund. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE FUNDS.

(a) COVENANTS OF EACH FUND.

(i) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(ii) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii) The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

(iv) In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v) The Acquiring Fund VRDP Shares to be transferred to the Target Fund for distribution to Target Fund VRDP Holders on the Closing Date shall only be distributed to Target Fund VRDP Holders in accordance with an available exemption from registration under the 1933 Act, in a manner not involving any public offering within the meaning of Section 4(2) of the 1933 Act.

(vi) Each Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Reorganization.

(b) COVENANTS OF THE ACQUIRING FUND.

(i) The Acquiring Fund will file the N-14 Registration Statement and the Preferred Shares Proxy Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement and the Preferred Shares Proxy Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

(iv) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(v) The Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Acquiring Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Acquiring Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(vi) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization to be rated no lower than the rating assigned to the Acquiring Fund VRDP Shares immediately prior to the Closing Date by the rating agencies then rating the Acquiring Fund VRDP Shares.

(vii) The Acquiring Fund shall use reasonable efforts to amend the following documents to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization: (1) the Statement of Preferences; (2) the Notice of Special Rate Period for the Acquiring Fund VRDP Shares; (3) share certificates representing Acquiring Fund VRDP Shares; (4) the VRDP Shares Fee Agreement for the Acquiring Fund VRDP Shares; (5) the VRDP Shares Purchase Agreement for the Acquiring Fund VRDP Shares; (6) the VRDP Shares Remarketing Agreement for the Acquiring Fund VRDP Shares; (7) the VRDP Shares Tender and Paying Agent Agreement for the Acquiring Fund VRDP Shares; and (8) such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case by the effective date of the Reorganization and only to the extent necessary or applicable to such agreement, instrument or document.

(c) COVENANTS OF THE TARGET FUND.

(i) The Target Fund agrees that following the consummation of the Reorganization, it will dissolve in accordance with the DSTA and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to Target Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to Target Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(v) Upon the request of the Acquiring Fund, the Target Fund shall use reasonable efforts to perform the following actions by the effective date of the Reorganization or such later time as may be agreed to by the Acquiring Fund: (a) terminate the VRDP Shares Fee Agreement, VRDP Shares Purchase Agreement, the VRDP Shares Remarketing Agreement

and the Tender and Paying Agent Agreement and such other agreements, instruments or documents related to the Target Fund VRDP Shares, (b) withdraw the ratings assigned to Target Fund VRDP Shares, (c) cancel the share certificates representing Target Fund VRDP Shares, and (d) withdraw or deregister the Target Fund VRDP Shares from The Depository Trust Company.

7. CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur prior to the opening of the NYSE at the offices of Skadden, Four Times Square, New York, New York 10036, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) On the Closing Date, the Target Fund shall deliver its assets that are to be transferred, together with any other Target Fund Investments, to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of Target Fund Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8. CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been approved by at least two-thirds of the members of the Board of Trustees of the Target Fund and by the affirmative vote of the Target Fund Common Shareholders and the Target Fund VRDP Holders, voting as a single class, representing a 1940 Act Majority (as defined below) of the outstanding shares entitled to vote on this Agreement, and by the affirmative vote of the Target Fund VRDP Holders, voting as a separate class, representing a 1940 Act Majority (as defined below) of the outstanding VRDP Shares entitled to vote on this Agreement. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the class or classes of Target Fund Shares entitled to vote on such proposal present at the Target Fund’s shareholder meeting where this Agreement shall be approved, if the holders of more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal are present or represented by proxy or (ii) more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal, whichever is less.

(b) That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization adopted by the Board of Trustees of the Acquiring Fund, (ii) a certificate setting forth the vote of the Acquiring Fund VRDP Holders, voting as a separate class, approving this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, and the vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VRDP Holders, voting as a single class, approving the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization, and (iii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Acquiring Fund’s Secretary.

(c) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the Target Fund shall have received the opinion of counsel(s) to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) based solely on its review of a certificate, and a bringdown verification thereof, dated as of the Closing Date, from the Secretary of State of the State of Delaware with respect to the Acquiring Fund’s existence and good standing in the State of Delaware, the Acquiring Fund is validly existing and in good standing under the DSTA;

(ii) the Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Acquiring Fund has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the DSTA;

(iv) this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of the Acquiring Fund under the DSTA;

(v) this Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the laws of the State of Delaware;

(vi) neither the execution and delivery by the Acquiring Fund of this Agreement nor the performance by the Acquiring Fund of its obligations under this Agreement: (i) conflicts with the agreement and declaration of trust or bylaws of the Acquiring Fund; (ii) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (iv) violates the 1940 Act or any law, rule or regulation of the State of Delaware;

(vii) neither the execution and delivery by the Acquiring Fund of this Agreement nor the enforceability of this Agreement against the Acquiring Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Delaware, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(viii) when the Acquiring Fund Shares have been duly entered into the share record books of the Acquiring Fund and issued and delivered to shareholders of the Target Funds Shareholders in accordance with the terms of this Agreement, the issuance of the Acquiring Fund Shares will have been duly authorized by all requisite statutory trust action on the part of the Acquiring Fund under the DSTA, and the Acquiring Fund Shares will be validly issued and fully paid, and under the DSTA, the Target Fund Shareholders will have no obligation to make further payments for the Acquiring Fund Shares or contributions to the Acquiring Fund solely by reason of their ownership of the Acquiring Fund Shares (except as provided for in the Acquiring Fund’s agreement and declaration of trust or applicable law and except for their obligation to repay any funds wrongfully distributed to them).

(g) That the Target Fund shall have obtained an opinion from counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(h) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

(j) That the liquidity provider for the Target Fund VRDP Shares shall have consented to this Agreement.

9. CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization shall have been approved by the Board of Trustees of the Acquiring Fund and by the affirmative vote of the Acquiring Fund VRDP Holders, voting as a separate class, of a majority of the outstanding Acquiring Fund VRDP Shares.

(b) That the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization shall have been approved by the Board of Trustees of the Acquiring Fund and by the affirmative vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VRDP Holders, voting as a single class, of a majority of the votes cast at the Acquiring Fund’s shareholder meeting where such issuance of additional Acquiring Fund Common Shares shall be approved.

(c) The Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Common Shareholders and the Target Fund VRDP Holders, voting as a single class, approving this Agreement, and the vote of the Target Fund VRDP Holders, voting as a separate class, approving this Agreement, and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Target Fund’s Secretary.

(d) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(e) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(g) That the Acquiring Fund shall have received the opinion of counsel(s) for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) based solely on its review of a certificate, and a bringdown verification thereof, dated as of the Closing Date, from the Secretary of State of the State of Delaware with respect to the Target Fund’s existence and good standing in the State of Delaware, the Target Fund is validly existing and in good standing under the DSTA;

(ii) the Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Target Fund has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the DSTA;

(iv) this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of the Target Fund under the DSTA;

(v) this Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the laws of the State of Delaware;

(vi) neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement: (i) conflicts with the agreement and declaration of trust or bylaws of the Target Fund; (ii) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (iv) violates the 1940 Act or any law, rule or regulation of the State of Delaware; and

(vii) neither the execution and delivery by the Target Fund of this Agreement nor the enforceability of this Agreement against the Target Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Delaware, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(h) That the Acquiring Fund shall have obtained an opinion from counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(i) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(k) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(l) That the liquidity provider for the Acquiring Fund VRDP Shares shall have consented to this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(m) That the liquidity provider, remarketing agent, tender and paying agent and the rating agencies for the Acquiring Fund VRDP Shares shall have consented to any amendments to the Statement of Preferences, the notice of special rate period for the special rate period in effect for the Acquiring Fund VRDP Shares as of the Closing Date, and the share certificate of the Acquiring Fund VRDP Shares that are necessary to reflect the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, but only to the extent such consent is required under the Related Documents (as defined in the Statement of Preferences).

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the Acquiring Fund and the Target Fund; (ii) by the Board of Trustees of the Target Fund if any condition of Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of Trustees; and (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Trustees.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2017, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Acquiring Fund and the Target Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board of Trustees after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Trustees of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the

Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to BlackRock Municipal Bond Investment Trust c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, New York 10022, Attention: Janey Ahn, Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to BlackRock Municipal Income Investment Trust c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, New York 10022, Attention: Janey Ahn, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards of Trustees at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of Trustees of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board of Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BLACKROCK MUNICIPAL INCOME INVESTMENT TRUST

By:
Name:
Title:

BLACKROCK MUNICIPAL BOND INVESTMENT TRUST

By:
Name:
Title:

APPENDIX B—DESCRIPTION OF VRDP SHARES AND RISKS

DESCRIPTION OF VRDP SHARES

The following is a description of the terms of the Acquiring Fund VRDP Shares. The following description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the VRDP Shares in the Statement of Preferences, the Fee Agreement, the VRDP Shares Purchase Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement, filed as exhibits to the registration statement on Form N-14 filed with the SEC on December 18, 2015. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them herein in “—Glossary”.

Terms Applicable to the VRDP Shares Generally

The following is a description of the terms of the Acquiring Fund VRDP Shares, which is applicable for all Rate Periods, except to the extent specified in the terms of the Current Special Rate Period. The Acquiring Fund VRDP Shares are currently in a three year special rate period that will end on April 18, 2018, or such later date to which it may be extended (such period, the “Current Special Rate Period”). For information about the terms of the Acquiring Fund VRDP Shares during the Current Special Rate Period, please see “—Terms Applicable to the VRDP Shares During the Current Special Rate Period,” discussed below.

General

The Statement of Preferences currently authorizes 342 VRDP Shares. If the Reorganization is consummated, the Statement of Preferences will be amended to reflect the authorization of an additional 178 VRDP Shares. Please see the form of such amendment attached as Appendix C. All VRDP Shares have a liquidation preference of $100,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The VRDP Shares rank on parity with each other and with shares of each other series of Preferred Shares as to the payment of dividends by the Acquiring Fund and the distribution of assets upon liquidation. All VRDP Shares carry one vote per share on all matters on which such shares are entitled to be voted. VRDP Shares, when issued, are expected to be fully paid and nonassessable and have no preemptive, conversion or cumulative voting rights.

Cumulative Cash Dividends and Dividend Periods

General. Holders are entitled to receive, as and if declared by the Board of Trustees, out of legally available funds therefor in respect of shares of the Acquiring Fund and in accordance with the Charter and applicable law, cumulative cash dividends at the Applicable Rate for the VRDP Shares, payable on the Dividend Payment Date to the holders of record on such dates with respect to VRDP Shares. Holders are not entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends on VRDP Shares. No interest, or sum of money in lieu of interest, are payable in respect of any dividend payment or payments on VRDP Shares which may be in arrears, and, except that the Acquiring Fund is required to pay as a supplemental dividend out of legally available funds therefor in respect of shares of the Acquiring Fund and otherwise in accordance with applicable law a Late Charge (as defined below) on account of a Failure to Deposit (as discussed below), no additional sum of money will be payable in respect of any such arrearage. Each dividend on VRDP Shares are declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date.

The Dividend Payment Date with respect to the VRDP Shares is generally the first (1st) Business Day of each calendar month.

In connection with any transfer of VRDP Shares, the transferor as Beneficial Owner of VRDP Shares are deemed to have agreed pursuant to the terms of the VRDP Shares to transfer to the transferee the right to receive from the Acquiring Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the VRDP Shares in exchange for payment of the Purchase Price for such VRDP Shares by the transferee.

Determination of Applicable Rate. The Applicable Rate is generally determined by the Remarketing Agent on and as of each Rate Determination Date as the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the VRDP Shares on the first (1st) day of the Subsequent Rate Period next succeeding the Rate Determination Date having a market value equal to the Liquidation Preference thereof (plus accumulated but unpaid dividends thereon, whether or not earned or declared). The Applicable Rate will not exceed the Maximum Rate. Notwithstanding the foregoing, the Applicable Rate for a Subsequent Rate Period that has been designated a Special Rate Period may be determined in accordance with the Notice of Special Rate Period designating such Special Rate Period.

In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs is required to be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread) and the Maximum Rate will continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after the Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days.

For each Subsequent Rate Period, the dividend rate on VRDP Shares is expected to be equal to the rate per annum that results from the Applicable Rate Determination for the VRDP Shares on the Rate Determination Date immediately preceding such Subsequent Rate Period; provided, however, that:

(A)	if an Applicable Rate Determination for any such Subsequent Rate Period is not held for any reason other than as described below or in the Statement of Preferences, the dividend rate on the VRDP Shares for such Subsequent Rate Period is required to be adjusted to the Maximum Rate for the VRDP Shares on the Rate Determination Date therefor;

(B)	in the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs is required to be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread), and the Maximum Rate is required to continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after a Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days;

(C)

if any Failure to Deposit occurs with respect to the VRDP Shares during any Dividend Period, but, prior to 12:00 noon, New York City time, on the third (3rd) Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit has been cured in accordance with the Statement of Preferences and the Acquiring Fund has paid to the Tender and Paying Agent a late charge out of legally available funds therefor in respect of shares of the Acquiring Fund and otherwise in accordance with applicable law (“Late Charge”) daily supplemental dividends equal in the aggregate to the sum of (1) if such Failure to Deposit consisted of the failure to timely pay to the Tender and Paying Agent the full amount of dividends with respect to any Dividend Period of the VRDP Shares, an amount computed by multiplying (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period plus 2.00% by (y) a fraction, the numerator of which will be the number of days for which such Failure to Deposit has not been cured in accordance with the Statement of Preferences (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which will be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding VRDP Shares (with the amount for each individual day that such Failure to Deposit occurs or continues uncured being declared as a supplemental dividend on that day) and (2) if such Failure to Deposit consisted of the failure to timely pay to the Tender and Paying Agent the Redemption Price of the VRDP Shares, if any, for which Notice of Redemption has been provided by the Acquiring Fund pursuant to the Statement of Preferences, an amount computed by multiplying, (x) for the Rate Period during which such Failure to Deposit occurs on the Redemption Date, the Applicable Rate plus 2.00% by (y) a fraction, the numerator of which will be the number of days for which such Failure to Deposit is not cured in accordance with the Statement of Preferences (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which will be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding VRDP Shares to be redeemed (with the amount for each individual day that such Failure to Deposit occurs or continues uncured being declared as a supplemental dividend on that day), and if a Rate Determination Date occurs on the date on which such Failure to Deposit occurred or on either of the two Business Days succeeding that date, and the Failure to Deposit has not been cured on such Rate Determination Date in accordance with the Statement of Preferences, no Applicable Rate Determination is expected be held in respect of the VRDP Shares for the Subsequent Rate Period relating to such Rate Determination Date and the dividend rate for the VRDP Shares for such Subsequent Rate Period is required to be the Maximum Rate for the VRDP Shares on the Rate Determination Date for such Subsequent Rate Period; or

(D)	if any Failure to Deposit has occurred with respect to the VRDP Shares during any Dividend Period thereof, and, prior to 12:00 noon, New York City time, on the third (3rd) Business Day next succeeding the date on which such Failure to Deposit occurred such Failure to Deposit has not been cured in accordance with the Statement of Preferences or the Acquiring Fund has not paid the applicable Late Charge to the Tender and Paying Agent, no Applicable Rate Determination will occur in respect of the VRDP Shares for the first Subsequent Rate Period thereof thereafter (or for any Subsequent Rate Period thereof thereafter to and including the Subsequent Rate Period during which (1) such Failure to Deposit is cured in accordance with the Statement of Preferences and (2) the Acquiring Fund pays the applicable Late Charge to the Tender and Paying Agent, in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Subsequent Rate Period), and the dividend rate for the VRDP Shares for each such Subsequent Rate Period is required to be a rate per annum equal to the Maximum Rate for the VRDP Shares on the Rate Determination Date for such Subsequent Rate Period (but with the prevailing rating for the VRDP Shares, for purposes of determining such Maximum Rate, being deemed to be “below ‘BBB-’and below ‘Baa3’”).

The dividend rates described above are each an “Applicable Rate.”

The amount of dividends per share payable on the VRDP Shares on any Dividend Payment Date is equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period or Dividend Periods. The amount of dividends accumulated for each such Rate Period (or part thereof) is computed by multiplying the Applicable Rate in effect for such VRDP Shares for such Rate Period (or part thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or part thereof) and the denominator of which will be the actual number of days in the year (365 or 366), and multiplying such product by $100,000.

A Failure to Deposit with respect to the VRDP Shares will be cured (if such Failure to Deposit is not solely due to the willful failure of the Acquiring Fund to make the required payment to the Tender and Paying Agent) with respect to any Dividend Period if, within the respective time periods described above, the Acquiring Fund pays to the Tender and Paying Agent (A) all accumulated but unpaid dividends on the VRDP Shares and (B) without duplication, the Redemption Price for VRDP Shares, if any, for which Notice of Redemption has been provided by the Acquiring Fund pursuant to the Statement of Preferences; provided, however, that the foregoing clause (B) will not apply to the Acquiring Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent will not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

Generally, dividends on VRDP Shares are paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. Any dividend payment made on VRDP Shares that is insufficient to cover the entire amount of dividends payable are first credited against the earliest accumulated but unpaid dividends due with respect to such VRDP Shares. Dividends in arrears for any past Dividend Period may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders on the record books of the Acquiring Fund as of a record date to be fixed by the Board of Trustees, such record date not to exceed fifteen (15) days preceding the payment date of such dividends.

Dividends on VRDP Shares are designated as exempt-interest dividends up to the amount of Net Tax-Exempt Income of the Acquiring Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

Inclusion of Capital Gains and/or Ordinary Income in Dividends. The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares must allocate to each such class proportionate amounts of each type of its income (exempt interest, ordinary income and capital gains) for each tax year based on the percentage of total dividends distributed to each class for such year. The Acquiring Fund presently intends that, so long as the Internal Revenue Service maintains this position, it expects to allocate to the fullest extent practicable net capital gains and ordinary income, if any, in each year between its Common Shares and its VRDP Shares in proportion to the total dividends paid to each class with respect to such year.

The Acquiring Fund presently intends that, for a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, it will include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on VRDP Shares in a manner such that the taxable nature of that income will be taken into account when the Remarketing Agent sets the Applicable Rate. In such event, the Acquiring Fund is required to notify the Remarketing Agent and Tender and Paying Agent of the amount to be so included (A) not later than fourteen (14) calendar days preceding the first Rate Determination Date on which the Applicable Rate for such dividend is to be established, and (B) for any successive Rate Determination Date on which the Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding Rate Determination Date. Whenever such advance notice is received from the Acquiring Fund, the Tender and Paying Agent is required to notify each Holder and the Remarketing Agent is required to promptly notify each potential Beneficial Owner or its Agent Member. With respect to a Rate Period for which such advance notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt interest income, the different types of income are expected to be paid in the same relative proportions for each day during that Rate Period.

The Acquiring Fund may also include such ordinary income or capital gains in a dividend on the VRDP Shares without giving advance notice thereof if it increases the dividends by an additional amount calculated as if such income was a Taxable Allocation (as described below) and the additional amount was a Gross-up Payment (as described below); provided that the Acquiring Fund notifies the Tender and Paying Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. The Acquiring Fund presently expects that it will include ordinary income or capital gains in dividends without giving advance notice and pay any required additional amount only for Special Rate Periods of more than twenty-eight (28) Rate Period Days, or in situations where the need to allocate taxable income to VRDP Shares was discovered after the time when such advance notice could readily have been given.

Gross-up Payments. Holders are entitled to receive, as and if declared by the Board of Trustees, out of legally available funds therefor in respect of shares of the Acquiring Fund and otherwise in accordance with applicable law, dividends in an amount equal to the aggregate Gross-up Payments as follows:

(a)	If the Acquiring Fund allocates any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on VRDP Shares without either having given advance notice thereof to the Remarketing Agent or simultaneously increasing such dividend payment by an additional amount, both as discussed above (such allocation being referred to herein as a “Taxable Allocation”), the Acquiring Fund is required to, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Remarketing Agent and direct the Tender and Paying Agent to send such notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

(b)	The Acquiring Fund is not required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Acquiring Fund.

Restrictions on Dividends and Other Distributions. Except as set forth in the next sentence, no dividends will be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest in the Acquiring Fund ranking, as to the payment of dividends, on a parity with VRDP Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the VRDP Shares through the most recent Dividend Payment Date. When dividends are not paid in full upon the VRDP Shares through the most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest in the Acquiring Fund ranking on a parity as to the payment of dividends with VRDP Shares through their most recent respective dividend payment dates, all dividends declared upon VRDP Shares and any other such class or series of stock ranking on a parity as to the payment of dividends with VRDP Shares are expected to be declared pro rata so that the amount of dividends declared per VRDP Share and such other class or series of stock will in all cases bear to each other the same ratio that accumulated dividends per VRDP Share and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per VRDP Share will be based on the Applicable Rate for such share effective during the Dividend Periods during which dividends were not paid in full).

The Board of Trustees may not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

For so long as any VRDP Share is Outstanding, and except as set forth above and except for pro rata distributions as set forth in the Statement of Preferences, (A) the Acquiring Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Acquiring Fund ranking junior to or on a parity with the VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to the VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to or on a parity with VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the VRDP Shares through their most recently ended Dividend Period have been paid or have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Acquiring Fund has redeemed the full number of VRDP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Acquiring Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Acquiring Fund ranking junior to VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) would each at least equal the VRDP Shares Basic Maintenance Amount.

Designation of Special Rate Periods. The Acquiring Fund, at its option, may designate any succeeding Subsequent Rate Period of the VRDP Shares as a Special Rate Period (a “Special Rate Period”) consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as described in the next paragraph. Such a designation of a Special Rate Period is effective only if (A) it is permitted by applicable law and the Charter, (B) notice thereof have been given in accordance with the Statement of Preferences, (C) no VRDP Shares are owned by the Liquidity Provider as Purchased VRDP Shares pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first (1st) day of such Special Rate Period and full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full, and (D) if any Notice of Redemption has been provided by the Acquiring Fund with respect to any VRDP Shares, the Redemption Price with respect to the VRDP Shares has been deposited with the Tender and Paying Agent. In the event the Acquiring Fund wishes to designate any succeeding Subsequent Rate Period for VRDP Shares as a Special Rate Period consisting of more than twenty-eight (28) Rate Period Days, the Acquiring Fund will notify Moody’s (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) in advance of the commencement of such Subsequent Rate Period that the Acquiring Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and is required to provide Moody’s (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) with such documents as they may request.

If the Acquiring Fund proposes to designate any succeeding Subsequent Rate Period of VRDP Shares as a Special Rate Period, not less than twenty (20) (or such lesser number of days as may be agreed to from time to time by the Remarketing Agent) nor more than thirty (30) days prior to the date the Acquiring Fund proposes to designate as the first (1st) day of such Special Rate Period (which will be such day that would otherwise be the first (1st) day of a Minimum Rate Period), notice (“Notice of Proposed Special Rate Period”) will be sent by the Acquiring Fund by first-class mail, postage prepaid or by Electronic Means, to the Holders with copies provided to the Tender and Paying Agent, the Liquidity Provider and the Remarketing Agent. Each such notice will state (A) that the Acquiring Fund may exercise its option to designate a succeeding Subsequent Rate Period of VRDP Shares as a Special Rate Period, specifying the first (1st) day thereof, (B) that the Acquiring Fund will, by 11:00 a.m., New York City time, on the second Business Day immediately preceding such date (or by such later time or date, or both, as may be agreed to by the Remarketing Agent) notify the Remarketing Agent of either (x) its determination, subject to certain conditions, to exercise such option, or (y) its determination not to exercise such option, (C) the Rate Determination Date immediately prior to the first (1st) day of such Special Rate Period, (D) the rate calculation period to be used in determining the Applicable Rate if the term thereof is different from the term of the Special Rate Period and any other special provisions relating to the calculation of the Applicable Rate, including any provision for setting the Applicable Rate by reference to any index or to the ratings of the VRDP Shares or specifying any additional events or conditions the existence or occurrence of which result in adjustments to the Applicable Rate or additional fees or payments in respect of such VRDP Shares (which provisions may vary provisions that are set forth in the Charter (including the Statement of Preferences), provided that the provisions and variations are clearly and expressly set forth in the Notice of Special Rate Period), (E) that such Special Rate Period shall not commence if (1) any VRDP Shares are owned by the Liquidity Provider as Purchased VRDP Shares pursuant to the Purchase Obligation on either the Rate Determination Date for such Special Rate Period or on the first (1st) day of such Special Rate Period, or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, (F) the scheduled Dividend Payment Dates for the VRDP Shares during such Special Rate Period, (G) the Special Redemption Provisions, if any, applicable to the VRDP Shares in respect of such Special Rate Period, (H) the

Special Optional Tender Provisions, if any, applicable to the VRDP Shares in respect of such Special Rate Period (including whether the Optional Tender provisions will be applicable or otherwise subject to special conditions during the Special Rate Period), (I) the special provisions, if any, relating to the transfer of the VRDP Shares during the Special Rate Period, (J) the special provisions, if any, related to Taxable Allocations during the Special Rate Period and any resulting Gross-up Payments during the Special Rate Period including, but not limited to, that Section 3 of Part I and Section 6 of Part II of the Statement of Preferences will have no effect during the Special Rate Period and that, instead, alternative special provisions will be observed during such period, (K) the special provisions, if any, relating to the creation and termination of the Special Rate Period including, but not limited to, any provisions relating to the nature and scope of the obligations and rights of the Liquidity Provider and the Remarketing Agent in connection therewith, the short-term credit ratings of the Liquidity Provider and the short-term preferred stock ratings of the VRDP Shares, the Remarketing of the VRDP Shares upon the termination of the Special Rate Period, the applicability of the redemption and certain other related provisions of the Statement of Preferences with respect to the VRDP Shares held by the Liquidity Provider (whether or not in its capacity as such) during the Special Rate Period and any rights of the Acquiring Fund to request the Holders agree to an extension of the Special Rate Period prior to the termination thereof and (L) the special provisions, if any, relating to Mandatory Tender Events and Mandatory Tenders with respect to the VRDP Shares during the Special Rate Period (including whether Mandatory Tender Events and Mandatory Tenders will be applicable during the Special Rate Period).

No later than 11:00 a.m., New York City time, on the second Business Day immediately preceding the first (1st) day of any proposed Special Rate Period for VRDP Shares as to which notice has been given (or such later time or date, or both, as may be agreed to by the Remarketing Agent), the Acquiring Fund is required to deliver to the Remarketing Agent and the Liquidity Provider either:

(a)

a notice (“Notice of Special Rate Period”) stating (A) that the Acquiring Fund has determined to designate the next succeeding Rate Period of VRDP Shares as a Special Rate Period, specifying the same and the first (1st) day thereof, (B) the Rate Determination Date immediately prior to the first (1st) day of such Special Rate Period, (C) the rate calculation period to be used in determining the Applicable Rate if the term thereof is different from the term of the Special Rate Period and any other special provisions relating to the calculation of the Applicable Rate, including any provision for setting the Applicable Rate by reference to any index or to the ratings of the VRDP Shares or specifying any additional events or conditions the existence or occurrence of which result in adjustments to the Applicable Rate or additional fees or payments in respect of VRDP Shares (which provisions may vary provisions that are set forth in the Charter (including the Statement of Preferences), provided that the provisions and variations are clearly and expressly set forth in the Notice of Special Rate Period), (D) that such Special Rate Period will not commence if (1) any VRDP Shares are owned by the Liquidity Provider as Purchased VRDP Shares pursuant to the Purchase Obligation on either the Rate Determination Date for such Special Rate Period or on the first (1st) day of such Special Rate Period, or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, (E) the scheduled Dividend Payment Dates for the VRDP Shares during such Special Rate Period, (F) the Special Redemption Provisions, if any, applicable to the VRDP Shares in respect of such Special Rate Period, (G) the Special Optional Tender Provisions, if any, applicable to the VRDP Shares in respect of such Special Rate Period (including whether the Optional Tender provisions will be applicable or otherwise subject to special conditions during the Special Rate Period), (H) the special provisions, if any, relating to the transfer of the VRDP Shares during the Special Rate Period, (I) the special provisions, if any, related to Taxable Allocations during the Special Rate Period and any resulting Gross-up Payments during the Special Rate Period including, but not limited to, that Section 3 of Part I and Section 6 of Part II of the Statement of Preferences will have no effect during the Special Rate Period and that, instead, alternative special provisions will be observed during such period, (J) the special provisions, if any, relating to the creation and termination of the Special Rate Period including, but not limited to, any provisions relating to the nature and scope of the obligations and rights of the Liquidity Provider and the Remarketing Agent in connection therewith, the short-term credit ratings of the Liquidity Provider and the short-term preferred stock ratings of the VRDP Shares, the Remarketing of the VRDP Shares upon the termination of the Special Rate Period, the applicability of the redemption and certain other related provisions of the Statement of Preferences with respect to the VRDP Shares held by the Liquidity Provider (whether or not in its capacity as such) during the Special Rate Period and any rights of the Acquiring Fund to request Holders of VRDP Shares to agree to an extension of the Special Rate Period prior to the termination thereof and (K) the special provisions, if any, relating to Mandatory Tender Events and Mandatory Tenders with respect to the VRDP Shares during the Special Rate Period (including whether Mandatory Tender Events and Mandatory Tenders will be applicable during the Special Rate Period), such notice to be accompanied by a VRDP Shares Basic Maintenance Report showing that, as of the third (3rd) Business Day immediately preceding such proposed Special Rate Period, Moody’s Eligible Assets (if Moody’s is then rating such VRDP Shares at the request of the Acquiring Fund), Fitch Eligible Assets (if Fitch is then rating such VRDP Shares at the request of the Acquiring Fund), and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating such VRDP Shares at the request of the Acquiring Fund) each have an aggregate Discounted Value at least equal to the VRDP Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Rate Determination Date for the proposed Special Rate Period, and (b) the Moody’s Discount Factors applicable to Moody’s Eligible Assets are determined by reference to the first Exposure Period (as defined in the Moody’s Guidelines) longer than the Exposure Period then applicable to the Acquiring Fund, as described in the Moody’s Guidelines); or

(b)	a notice stating that the Acquiring Fund has determined not to exercise its option to designate a Special Rate Period for the VRDP Shares and that the next succeeding Rate Period for the VRDP Shares will be a Minimum Rate Period.

If the Acquiring Fund fails to deliver either of the notices described above by 11:00 a.m., New York City time, on the second Business Day immediately preceding the first (1st) day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Remarketing Agent and the Liquidity Provider), the Acquiring Fund will be deemed to have delivered a notice to the Remarketing Agent and the Liquidity Provider with respect to such Special Rate Period to the effect set forth in (b) above. In the event the Acquiring Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in (a) above, it shall file a copy of such notice with the Secretary of the Acquiring Fund, and the contents of such notice shall, during the Special Rate Period, be deemed a part of the Statement of Preferences and binding on the Acquiring Fund and the Holders and Beneficial Owners of the VRDP Shares. In the event the Acquiring Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in (b) above, the Acquiring Fund will provide Moody’s (if Moody’s is then rating the VRDP Shares in question pursuant to the request of the Acquiring Fund) and Fitch (if Fitch is then rating the VRDP Shares in question pursuant to the request of the Acquiring Fund) and each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares in question pursuant to the request of the Acquiring Fund) a copy of such notice.

In the event the Acquiring Fund delivers to the Remarketing Agent and the Liquidity Provider a Notice of Special Rate Period, it is required to deliver, concurrently with the delivery thereof to the Remarketing Agent and the Liquidity Provider, such Notice of Special Rate Period to the Holders of the VRDP Shares subject to the Special Rate Period. During the term of the Special Rate Period, the Acquiring Fund is required to provide a copy of the Notice of Special Rate Period to (i) any Holder or Beneficial Owner of the VRDP Shares upon request and (ii) any Holder or Beneficial Owner that is a transferee in any transfer of the VRDP Shares during the Special Rate Period promptly after receiving the notice described below, provided the Acquiring Fund has been notified of any such transfer and has been provided with the contact information of such Holder or Beneficial Owner, as applicable.

A Notice of Special Rate Period may be amended by the Acquiring Fund at any time; provided, however, that the Acquiring Fund shall deliver any such amendment to the Remarketing Agent, the Liquidity Provider and the Acquiring Fund VRDP Holders subject to the Special Rate Period in the manner described in Section 4 of Part I of the Statement of Preferences, provided that the Acquiring Fund will not, without the prior written consent of the Tender and Paying Agent (which consent shall not be unreasonably withheld), amend the Notice of Special Rate Period in a manner that adversely changes the rights, duties, privileges and immunities of the Tender and Paying Agent under the Tender and Paying Agent Agreement, the VRDP Shares Purchase Agreement or otherwise.

See “Remarketing—Mandatory Tender” below.

Failed Remarketing Condition and Maximum Rate

A Failed Remarketing Condition means the occurrence of a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs is required to be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth below) and the Maximum Rate will continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after the Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days. Pursuant to the Tender and Paying Agent Agreement, the Tender and Paying Agent is required to provide notice of such Failed Remarketing Condition within two (2) Business Days of receipt by the Tender and Paying Agent of such notice of such Failed Remarketing Condition, by Electronic Means (or by first class mail, postage prepaid, in the case where the VRDP Shares are in physical form outside the book-entry system of the Securities Depository), to the Holders (with a copy to the Acquiring Fund).

The “Maximum Rate” for the VRDP Shares on any Rate Determination Date, or in respect of the occurrence of a Failed Remarketing Condition for the VRDP Shares, means the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. Any change in the definition of the Maximum Rate will require the prior written consent of the Liquidity Provider. The Maximum Rate for VRDP Shares will depend on the long-term rating assigned to the VRDP Shares, the length of the Rate Period and whether or not the Acquiring Fund has given notification to the Remarketing Agent and the Tender and Paying Agent prior to the Applicable Rate Determination for the Rate Period pursuant to the Statement of Preferences that any ordinary income or capital gains will be included in the dividend on VRDP Shares for that Rate Period.

The “Applicable Base Rate” means (i) with respect to a Rate Period of fewer than 49 days, the greater of (a) the SIFMA Municipal Swap Index or (b) the LIBOR Rate, and (ii) with respect to a Rate Period of 49 or more days, the LIBOR Rate.

The “Applicable Percentage” of the Applicable Base Rate is as follows:

Long-Term* Rating		Applicable Percentage of Applicable Base Rate—No Notification
Fitch	Moody’s
AA- to AAA	Aa3 to Aaa	100%
BBB- to A+	Baa3 to A1	110%
Below BBB-**	Below Baa3**	135%

(1)	And/or the equivalent ratings of an Other Rating Agency then rating the VRDP Shares at the request of the Acquiring Fund; utilizing the lower of the ratings of the Rating Agencies then rating the VRDP Shares at the request of the Acquiring Fund.
(2)	Includes unrated, if no Rating Agency is then rating the VRDP Shares

In the event the Acquiring Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II of the Statement of Preferences that any ordinary income and capital gains will be included in the dividend on VRDP Shares for that Rate Period, the Applicable Percentage in the foregoing table will be divided by the quantity one (1) minus (i) the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), or (ii) the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), whichever is greater and determined on a weighted average basis in respect of the relative amounts of ordinary income and net capital gains.

“Applicable Spread” means, in connection with the Maximum Rate for any Rate Period (and subject to adjustment as described below) when there is not a Failed Remarketing Condition, 200 basis points (2.00%).

If a Failed Remarketing Condition has occurred or is continuing, then the Applicable Spread is 200 basis points (2.00%) up to 59 days after the occurrence of a Failed Remarketing Condition. If a Failed Remarketing Condition continues for more than 59 days, then the determination of the Applicable Spread will increase in accordance with the following schedule:

sixty (60) days but fewer than ninety (90) days of a continued Failed Remarketing Condition:	225 basis points	(2.25%)

ninety (90) days but fewer than 120 days of a continued Failed Remarketing Condition:	250 basis points	(2.50%)

120 days but fewer than 150 days of a continued Failed Remarketing Condition:	275 basis points	(2.75%)

150 days but fewer than 180 days of a continued Failed Remarketing Condition:	300 basis points	(3.00%)

180 days or more of a continued Failed Remarketing Condition:	400 basis points	(4.00%)

If at any time when the Applicable Spread is 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%), and the Failed Remarketing Condition no longer exists due to the successful remarketing of all Purchased VRDP Shares, then such Applicable Spread will continue to be the Applicable Spread in connection with determining the Maximum Rate in effect for each Rate Period commencing with the first Subsequent Rate Period after the Failed Remarketing Condition no longer exists through and including the first Subsequent Rate Period ending on or after the 45th day after the day the Failed Remarketing Condition no longer exists (the “45-Day Period”).

If a new Failed Remarketing Condition occurs prior to the end of the 45-Day Period, and the Applicable Spread is 225 basis points (2.25%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 60th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 250 basis points (2.50%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 90th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 275 basis points (2.75%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 120th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 300 basis points (3.00%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 150th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 400 basis points (4.00%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 180th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

The Applicable Percentage as so determined and the Applicable Spread may be subject to upward (and, if previously adjusted upward, subsequent downward) adjustment as provided in the VRDP Shares Remarketing Agreement, with the prior written consent of the Liquidity Provider and after consultation with the Remarketing Agent; provided that, notwithstanding any provision to the contrary in the VRDP Shares Remarketing Agreement, the Maximum Rate is equal to or higher than the rates determined as set forth above, and immediately following any such increase, the Acquiring Fund would be in compliance with the Minimum VRDP Shares Asset Coverage and the VRDP Shares Basic Maintenance Amount in the Rating Agency Guidelines of the Rating Agency or Rating Agencies then rating the VRDP Shares at the request of the Acquiring Fund. Furthermore, in the event of Special Rate Periods of greater than 364 days, the Maximum Rate may be subject to upward adjustment as provided in the VRDP Shares Remarketing Agreement, with the prior written consent of the Liquidity Provider and after consultation with the Remarketing Agent; provided that, notwithstanding any provision to the contrary in the VRDP Shares Remarketing Agreement, immediately following any such increase, the Acquiring Fund would be in compliance with the Minimum VRDP Shares Asset Coverage and the VRDP Shares Basic Maintenance Amount.

A Maximum Rate in effect in respect of a Failed Remarketing Condition will continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a

Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after a Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days.

Notwithstanding any provision to the contrary in the VRDP Shares Remarketing Agreement, in no event will the Maximum Rate exceed 15%; provided, however, that in the event the Acquiring Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to the Statement of Preferences that any ordinary income or capital gains will be included in the dividend on VRDP Shares for that Rate Period, the Maximum Rate will not exceed 15% divided by the quantity one (1) minus (i) the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), or (ii) the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), whichever is greater and determined on a weighted average basis in respect of the relative amounts of ordinary income and net capital gains.

Redemptions

Mandatory Redemption. The Acquiring Fund is required to redeem, out of legally available funds therefor in respect of shares of the Acquiring Fund and otherwise in accordance with state law, all Outstanding VRDP Shares on October 1, 2041, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

The Acquiring Fund also is required to redeem VRDP Shares, out of legally available funds therefor in respect of shares of the Acquiring Fund and otherwise in accordance with state law, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, certain of the VRDP Shares, if the Acquiring Fund fails to:

(i)	have either Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, or Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, greater than or equal to the VRDP Shares Basic Maintenance Amount; or

(ii)	maintain the Minimum VRDP Shares Asset Coverage;

and such failure is not cured on or before the VRDP Shares Basic Maintenance Cure Date or the Minimum VRDP Shares Asset Coverage Cure Date, as the case may be.

In the event of failure by the Acquiring Fund to have Rating Agency Eligible Assets with a Discounted Value greater than or equal to the VRDP Shares Basic Maintenance Amount, if then applicable, the Acquiring Fund may seek to cure such failure on or prior to the VRDP Shares Basic Maintenance Cure Date by complying with the requirements of the Rating Agency or Rating Agencies, if any, then rating the VRDP Shares at the request of the Acquiring Fund as in effect at the time of such failure.

The number of VRDP Shares to be redeemed is required to be equal to the lesser of (i) the minimum number of VRDP Shares, together with all other Preferred Shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the applicable Cure Date, would result in the Acquiring Fund’s (x) having each of Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, greater than or equal to the VRDP Shares Basic Maintenance Amount, and (y) maintaining the Minimum VRDP Shares Asset Coverage on the applicable Cure Date (provided, however, that if there is no such minimum number of VRDP Shares and other Preferred Shares the redemption or retirement of which would have such result, all VRDP Shares and Preferred Shares then outstanding is required to be redeemed), and (ii) the maximum number of VRDP Shares, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of legally available funds therefor in respect of shares of the Acquiring Fund in accordance with the Charter and applicable law. In determining the VRDP Shares required to be redeemed in accordance with the foregoing, the Acquiring Fund is required to allocate the number required to be redeemed to satisfy the VRDP Shares Basic Maintenance Amount or the Minimum VRDP Shares Asset Coverage, as the case may be, pro rata among VRDP Shares and other Preferred Shares (and, then, pro rata among each series of VRDP Shares) subject to redemption or retirement. The Acquiring Fund is required to effect such redemption on the date fixed by the Acquiring Fund therefor, which date may not be earlier than ten (10) days nor later than forty (40) days after the applicable Cure Date, except that if the Acquiring Fund does not have legally available funds for the redemption of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Acquiring Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to forty (40) days after the applicable Cure Date, the Acquiring Fund is required to redeem those VRDP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, as described below, if fewer than all of the Outstanding VRDP Shares are to be redeemed, the number of VRDP Shares to be redeemed will be redeemed pro rata, by lot or other fair method as determined by the Board from the Holders in proportion to the number of VRDP Shares held by such Holders.

In addition, in accordance with the Statement of Preferences and if then required pursuant to the Fee Agreement, if the Liquidity Provider acquires any VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a continuous period of six (6) months (the “Six-Month Period”) during which such Purchased VRDP Shares are tendered for Remarketing on each Business Day but cannot be successfully remarketed pursuant to such Remarketings (i.e., a Failed Remarketing Condition—Purchased VRDP Shares will have occurred and be continuing for such period of time with respect to such Purchased VRDP Shares), the Acquiring Fund is required to effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption out of legally available funds for the redemption of the Purchased VRDP Shares that are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption and in accordance with any other applicable law restrictions that apply to redemptions of shares; provided, that, as of the date of redemption: (i) to the extent any VRDP Shares in the same series are Outstanding and held by Persons other than the Liquidity Provider, the Purchase Obligation of the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption (i.e., the Liquidity Provider, or any successor or permitted assign) remains in effect to the extent required by, and in accordance with, the VRDP Shares Purchase Agreement with the Liquidity Provider, or any successor or permitted assign; and (ii) to the extent (a) any VRDP Shares in the same series are Outstanding and held by Persons other than the Liquidity Provider and (b) the Purchase Obligation of the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—

Purchased VRDP Shares Redemption (i.e., the Liquidity Provider, or any successor or permitted assign) remains in effect to the extent required by, and in accordance with, the VRDP Shares Purchase Agreement with the Liquidity Provider, or any successor or permitted assign, the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption (i.e., the Liquidity Provider, or any successor or permitted assign) will have made written affirmation to the Acquiring Fund not later than the Business Day immediately preceding the Redemption Date to the effect that the Liquidity Provider is in compliance with the Purchase Obligation in accordance with its terms. Notwithstanding the foregoing proviso, any failure or delay by the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption (i.e., the Liquidity Provider, or any successor or permitted assign) to deliver the affirmation referred to in the foregoing proviso will not relieve the Acquiring Fund of its obligation to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption and will only result in a delay by the Acquiring Fund to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption until one (1) Business Day following the date that such Liquidity Provider delivers such affirmation or such affirmation is no longer required. The six-month holding period for Purchased VRDP Shares acquired and continuously held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares is required to be determined by the Acquiring Fund on a first-in, first-out basis. The Acquiring Fund is required to effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the date fixed by the Acquiring Fund for such redemption, which date may not be later than three (3) Business Days after the expiration of the Six-Month Period, except that if the Acquiring Fund does not have legally available funds for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Acquiring Fund otherwise is unable as a result of applicable law restrictions that apply to redemptions of shares to effect such redemption on or prior to three (3) Business Days after the expiration of the Six-Month Period, the Acquiring Fund is required to redeem those Purchased VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption out of legally available funds in respect of shares of the Acquiring Fund and in accordance with applicable law restrictions that apply to redemptions of shares.

In connection with any Failed Remarketing Condition—Purchased VRDP Shares Redemption, the Acquiring Fund is required under the Fee Agreement to segregate assets for the purpose of such redemption. See “The Purchase Obligation—Fee Agreement.”

Optional Redemption. VRDP Shares may be redeemed, at the option of the Acquiring Fund, at any time, as a whole or from time to time in part, out of legally available funds therefor in respect of shares of the Acquiring Fund and otherwise in accordance with applicable law, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to, but not including, the date fixed for redemption; provided, however, that (1) VRDP Shares may not be redeemed in part if after such partial redemption fewer than 50 shares remain Outstanding; and (2) the Notice of Special Rate Period relating to a Special Rate Period for VRDP Shares, as delivered to the Remarketing Agent and filed with the secretary of the Acquiring Fund, may provide that VRDP Shares may not be redeemable during the whole or any part of such Special Rate Period or may be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as may be specified therein (“Special Redemption Provisions”).

The Acquiring Fund may not on any date send a Notice of Redemption in respect of an Optional Redemption unless on such date (a) the Acquiring Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a Market Value not less than the amount (including any applicable premium) due to Holders by reason of the redemption of such VRDP Shares on such redemption date and (b) the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and the Discounted Value of Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) each at least equals the VRDP Shares Basic Maintenance Amount, and would at least equal the VRDP Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody’s Eligible Assets at least equals the VRDP Shares Basic Maintenance Amount, the Moody’s Discount Factors applicable to Moody’s Eligible Assets will be determined by reference to the first Exposure Period (as defined in the Moody’s Guidelines) longer than the Exposure Period then applicable to the Acquiring Fund, as described in the definition of Moody’s Discount Factor herein.

Notice of Redemption and Other Redemption Provisions. If the Acquiring Fund determines or is required to redeem, in whole or in part, VRDP Shares pursuant to the Statement of Preferences, the Acquiring Fund is required to send a Notice of Redemption, by Electronic Means (or by first-class mail, postage prepaid, in the case where the VRDP Shares are in physical form) outside the book-entry system of the Securities Depository, to Holders thereof and the Liquidity Provider, or, in the case of a redemption resulting from a Failed Remarketing Condition—Purchased VRDP Shares Redemption, only to the Liquidity Provider, or request the Tender and Paying Agent, on behalf of the Acquiring Fund to promptly do so by Electronic Means (or by first-class mail, postage prepaid, in the case where the VRDP Shares are in physical form) outside the book-entry system of the Securities Depository so long as the Notice of Redemption is furnished by the Acquiring Fund to the Tender and Paying Agent in electronic format at least five (5) Business Days prior to the date a Notice of Redemption is required to be delivered to the Holders, unless a shorter period of time will be acceptable to the Tender and Paying Agent. Such a notice is required to be sent to Holders not less than ten (10) days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption is required to state: (i) the Redemption Date; (ii) the number of VRDP Shares to be redeemed and the series thereof; (iii) the CUSIP number for VRDP Shares; (iv) the Redemption Price; (v) the place or places where the certificate(s), if any, for such VRDP Shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the VRDP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (vii) the provisions of the Statement of Preferences under which such redemption is made. If fewer than all VRDP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder is required to also specify the number of VRDP Shares to be redeemed from such Holder. The Acquiring Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to the Statement of Preferences that such redemption is subject to one or more conditions precedent not otherwise expressly stated herein and that the Acquiring Fund may not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof will affect the validity of redemption proceedings, except as required by applicable law.

Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, if fewer than all of the Outstanding VRDP Shares are to be redeemed, the number of VRDP Shares to be redeemed is required to be selected pro rata from among the Holders of VRDP Shares in proportion to the number of VRDP Shares held by such Holders of VRDP Shares, by lot or in such manner as the Board of Trustees may determine to be fair and equitable. Subject to the Statement of Preferences, the Board of Trustees have the full power and authority to prescribe the terms and conditions upon which VRDP Shares will be redeemed from time to time.

Notwithstanding the provisions governing a Mandatory Redemption or Optional Redemption under the Statement of Preferences, if any dividends on VRDP Shares (whether or not earned or declared) are in arrears, no VRDP Shares will be redeemed unless all Outstanding VRDP Shares are simultaneously redeemed, and the Acquiring Fund may not otherwise purchase or acquire any VRDP Shares; however, the foregoing will not prevent the purchase or acquisition of Outstanding VRDP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to Holders of Outstanding VRDP Shares.

To the extent that any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in respect of shares of the Acquiring Fund and in accordance with the Charter and applicable law, such redemption is required to be made as soon as practicable to the extent such funds become available. A failure to redeem VRDP Shares will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Acquiring Fund fails, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any VRDP Shares for which such Notice of Redemption has been sent; provided, however, that the foregoing will not apply in the case of the Acquiring Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any VRDP Shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Acquiring Fund may not have redeemed VRDP Shares for which a Notice of Redemption has been provided, dividends may be declared and paid on VRDP Shares and is required to include those VRDP Shares for which a Notice of Redemption has been provided.

Upon the deposit with the Tender and Paying Agent of Deposit Securities in an amount sufficient to redeem the VRDP Shares that are the subject of such notice, dividends on such VRDP Shares will cease to accumulate as of the Redemption Date and VRDP Shares will no longer be deemed to be Outstanding, except as noted below with respect to the VRDP Shares Purchase Agreement, for any purpose, and all rights of the holders of the VRDP Shares so called for redemption will cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in the Statement of Preferences. Notwithstanding the foregoing, VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Shares Purchase Agreement until redeemed by the Acquiring Fund.

Liquidation

VRDP Shares rank on a parity with each other and with shares of any other series of Preferred Shares as to the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, and the Holders then Outstanding are entitled to receive and to be paid out of the assets of the Acquiring Fund legally available for distribution to such shareholders and otherwise in accordance with applicable state law, before any payment or distribution may be made on the Common Shares or on any other class of shares of the Acquiring Fund ranking junior to the VRDP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such VRDP Shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to, but excluding, the date of final distribution in same day funds, together with any payments required to be made pursuant to the Statement of Preferences in connection with the liquidation of the Acquiring Fund. After the payment to the Holders of the full preferential amounts, the Holders as such will have no right or claim to any of the remaining assets of the Acquiring Fund.

In the event the assets of the Acquiring Fund available for distribution to the Holders upon any dissolution, liquidation, or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, are insufficient to pay in full all amounts to which such Holders are entitled pursuant to the Statement of Preferences, no such distribution may be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the VRDP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts are paid on account of the VRDP Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

Subject to the rights of the holders of any shares of any series or class or classes of shares ranking on a parity with the VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, after payment has been made in full to the Holders, but not prior thereto, any other series or class or classes of shares ranking junior to the VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund will, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders will not be entitled to share therein.

Neither the sale of all or substantially all of the property or business of the Acquiring Fund, nor the merger, consolidation or reorganization of the Acquiring Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Acquiring Fund will be a dissolution, liquidation or winding up, whether voluntary or involuntary.

Rating Agency Guidelines and Minimum VRDP Shares Asset Coverage

The Acquiring Fund is required under the Rating Agency Guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the VRDP Shares Basic Maintenance Amount. Each Rating Agency has established guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the Rating Agency Guidelines, all or a portion of such holding’s value may not be included in the calculation of Discounted Value. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The VRDP Shares Basic Maintenance Amount includes the sum of (a) the aggregate Liquidation Preference of VRDP Shares then Outstanding and (b) certain accrued and projected payment obligations of the Acquiring Fund.

The Acquiring Fund is also required under the Rating Agency Guidelines (and the Fee Agreement if required) to maintain, with respect to VRDP Shares, as of the last Business Day of each month, Minimum VRDP Shares Asset Coverage of at least 200% or such higher percentage as required and specified in the Fee Agreement, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Acquiring Fund which are shares of beneficial interest in the Acquiring Fund, including the VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

In the event the Acquiring Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the VRDP Shares Basic Maintenance Amount or (b) the Minimum VRDP Shares Asset Coverage, in each case in accordance with the requirements of the Rating Agency or agencies then rating the VRDP Shares at the request of the Acquiring Fund, the Acquiring Fund may be required to redeem VRDP Shares as described under “—Redemption—Mandatory Redemption” above.

The Acquiring Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by a Rating Agency. Failure to adopt any such modification, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency providing a rating for the VRDP Shares may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Acquiring Fund pursuant to the Rating Agency Guidelines in the event the Acquiring Fund receives written confirmation from the applicable Rating Agency, that any such amendment, alteration or repeal would not impair the ratings then assigned by such Rating Agency to the VRDP Shares.

The short-term credit ratings address the timely payment of the Purchase Price of the VRDP Shares by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement. The ratings on the VRDP Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency Guidelines described above also do not address the likelihood that a Holder will be able to sell such VRDP Shares in a remarketing or otherwise. The ratings are based on current information furnished to Moody’s and Fitch by the Acquiring Fund and the Investment Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by an NRSRO.

A Rating Agency’s guidelines apply to VRDP Shares only so long as such Rating Agency is rating such shares. The Acquiring Fund is required to pay certain fees to Moody’s or Fitch, or both, for rating VRDP Shares.

Voting Rights

Except as otherwise provided in the Charter or as otherwise required by law, (i) each Holder of VRDP Shares will be entitled to one vote for each VRDP Share held by such Holder on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of outstanding Preferred Shares, including each VRDP Share, and Common Shares will vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest in the Acquiring Fund, will be entitled to elect two trustees of the Acquiring Fund at all times, with each Preferred Share, including each VRDP Share, entitling the holder thereof to one vote. The holders of outstanding Common Shares and Preferred Shares, including VRDP Shares, voting together as a single class, will elect the balance of the trustees.

If (i) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, including VRDP Shares, are due and unpaid in an amount equal to at least two full years’ dividends thereon, and sufficient cash or specified securities have not been deposited with the Tender and Paying Agent for the payment of such accumulated dividends, or (ii) at any time holders of the Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund, then the number of trustees constituting the Board will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including the VRDP Shares, as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number. A special meeting of shareholders would be called and held as soon as reasonably practicable, which may be called by the Acquiring Fund by notice in accordance with the bylaws or by a holder of Preferred Shares on like notice. At that meeting and at all subsequent meetings at which trustees are to be elected, the holders of Preferred Shares, including the VRDP Shares, are entitled, voting together as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest in the Acquiring Fund) to elect the smallest number of additional trustees that, together with the two trustees which such holders are in any event entitled to elect, constitutes a majority of the total number of trustees of the Acquiring Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Acquiring Fund thereafter pays, or declares and sets apart for payment, in full, all dividends payable on all outstanding Preferred Shares, including the VRDP Shares, the voting rights stated in the second preceding sentence will cease, and the terms of office of all of the additional trustees elected by the holders of Preferred Shares, including VRDP Shares (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

So long as any VRDP Shares are Outstanding, the Acquiring Fund may not, without the affirmative vote or consent of the Holders of at least a majority of the VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of stock ranking prior to or, except as provided below, on a parity with the VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, or authorize, create or issue additional shares of any series of VRDP Shares (except that, notwithstanding the foregoing, but subject to certain Rating Agency approvals, the Board, without the vote or consent of the Holders, may from time to time authorize and create, and the Acquiring Fund may from time to time issue additional shares of, any series of VRDP Shares or classes or series of Preferred Shares ranking on a parity with VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund), or (b) amend, alter or repeal the provisions of the Charter, or the Statement of Preferences, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such VRDP Shares or the Holders thereof set forth in the Charter or the Statement of Preferences; provided, however, that (i) none of the actions permitted by the exception to clause (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a VRDP Share will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders and (iii) the authorization, creation and issuance of classes or series of stock ranking junior to the VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund will be deemed to affect such preferences, rights or powers only if such issuance would, at the time thereof, cause the Acquiring Fund not to satisfy the Minimum VRDP Shares Asset Coverage or, if Moody’s, Fitch or any Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund, the VRDP Shares Basic Maintenance Amount. For purposes of the foregoing, except as otherwise set forth in the Statement of Preferences, no matter will be deemed to adversely affect any right, preference or power of the VRDP Shares or the Holders thereof unless such matter (i) alters or abolishes the terms of any preferential rights of such series, (ii) creates, alters or abolishes the terms of any right in respect of redemption of such series, or (iii) creates or alters (other than to abolish or to comply with applicable law) the terms of any restriction on transfer applicable to such series. So long as any VRDP Shares are Outstanding, the Acquiring Fund may not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Acquiring Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the “Affected Series”) of VRDP Shares in a manner different from any other series of VRDP Shares, the Acquiring Fund may not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series Outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected

Series voting as a separate class). When Holders are entitled to vote on Charter amendments, such Holders will have exclusive voting rights on Charter amendments that would alter only the contract rights, as expressly set forth in the Charter (including the Statement of Preferences), of the Holders of the VRDP Shares.

Unless a higher percentage is provided for in the Charter, (A) the affirmative vote of the holders of at least a “majority of the outstanding Preferred Shares,” including VRDP Shares Outstanding at the time, voting as a separate class, will be required to approve any conversion of the Acquiring Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the holders of a “majority of the outstanding Preferred Shares,” including VRDP Shares Outstanding at the time, voting as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a “majority of the outstanding Preferred Shares,” including VRDP Shares Outstanding at the time, voting as a separate class, will be required to approve any action not described in this paragraph requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Acquiring Fund is required to, not later than ten (10) Business Days prior to the date on which such vote is to be taken, notify Moody’s (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) or each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The foregoing rights of the owners of the Preferred Shares, including the VRDP Shares, to vote as a separate class on certain matters are in addition to the right of the Preferred Shares, including the VRDP Shares, and the owners of Common Shares of the Acquiring Fund, voting together as a single class, to vote on such matters.

The Statement of Preferences does not require the Acquiring Fund to maintain any particular short-term or long-term preferred stock ratings for the VRDP Shares; provided, however, the Acquiring Fund will use its reasonable best efforts to maintain at least one short-term preferred stock rating of the VRDP Shares to the extent that the Liquidity Provider then has a short-term debt rating, and the Board of Trustees may, subject to Section 5(d) of Part I of the Statement of Preferences, at any time, terminate the services of a Rating Agency then providing a short-term or long-term preferred stock rating for the VRDP Shares with or without replacement, in either case, without the approval of Holders of VRDP Shares or other shareholders of the Acquiring Fund, provided that the Acquiring Fund is required to provide notice to Holders as described below prior to terminating the services of a Rating Agency.

The Board of Trustees, without the approval of Holders of VRDP Shares or other shareholders of the Acquiring Fund, may terminate the services of any Rating Agency then providing a short-term or long-term preferred stock rating for the VRDP Shares and replace it with another Rating Agency, provided that the Acquiring Fund provides seven (7) days’ notice by Electronic Means to Holders prior to terminating the services of a Rating Agency and replacing it with another Rating Agency. In the event a Rating Agency ceases to furnish a short-term or long-term preferred stock rating or the Acquiring Fund terminates a Rating Agency with replacement in accordance with Section 5(d) of Part I of the Statement of Preferences, the Acquiring Fund will no longer be required to comply with the applicable Rating Agency Provisions of the Rating Agency ceasing to furnish a short-term or long-term preferred stock rating, as the case may be, or so terminated and, as applicable, the Acquiring Fund will be required to thereafter comply with the Rating Agency Provisions of each Rating Agency then providing a short-term or long-term preferred stock rating for the VRDP Shares.

The Board of Trustees, without the approval of Holders of VRDP Shares or other shareholders of the Acquiring Fund, may terminate the services of any Rating Agency then providing a short-term or long-term preferred stock rating for the VRDP Shares without replacement, provided that (i) the Acquiring Fund has given the Remarketing Agent, the Tender and Paying Agent, and the Liquidity Provider, and Moody’s, Fitch or Other Rating Agency, as applicable, and Holders of VRDP Shares at least 45 calendar days’ advance written notice of such termination of services, (ii) the Acquiring Fund is in compliance with the Moody’s Provisions, the Fitch Provisions or the Other Rating Agency Provisions, as the case may be, at the time the 45 calendar days’ advance written notice is given and at the time of the termination of services and (iii) the VRDP Shares continue to have short-term and long-term rating from at least one NRSRO at the request of the Acquiring Fund at and after the time of the termination of services.

The Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency, is required to be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Acquiring Fund, the Board of Trustees and any holder of Preferred Shares, including VRDP Shares, or any other shareholder of the Acquiring Fund.

The Board of Trustees, without the vote or consent of any holder of Preferred Shares, including any Holder of VRDP Shares, or any other shareholder of the Acquiring Fund, may from time to time take such actions as may be reasonably required in connection with obtaining, maintaining or changing the short-term or long-term rating of any Rating Agency that is then rating the VRDP Shares at the request of the Acquiring Fund, and any such action will not be deemed to affect the preferences, rights or powers of Preferred Shares, including VRDP Shares, or the Holders thereof, provided that the Board of Trustees receives written confirmation from such Rating Agency, as applicable, then rating the VRDP Shares at the request of the Acquiring Fund (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency’s short-term or long-term preferred stock rating of any series of VRDP Shares) that any such action would not adversely affect the short-term or long-term preferred stock rating then assigned by such Rating Agency.

Remarketing Procedures

Pursuant to an Optional Tender, Beneficial Owners may elect to tender their VRDP Shares (in one or more shares) for purchase at the Purchase Price on the Purchase Date designated in the Notice of Tender (or if such day is not a Business Day, on the next succeeding Business Day) by an effective delivery of a Notice of Tender to the Tender and Paying Agent. Each Notice of Tender will be irrevocable (except as provided below) and effective upon receipt by the Tender and Paying Agent and will:

(i)	be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or if email transmission is unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii)	state the series and the aggregate number of VRDP Shares to be purchased, the CUSIP number of the VRDP Shares to be purchased, and the Purchase Date, and be in substantially the form of and contain such other information specified in Exhibit C to Appendix B to this Appendix; and

(iii)	state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as provided below) on or before 2:00 p.m., New York City time, on the Purchase Date.

Upon receipt of a Notice of Tender, the Tender and Paying Agent is required to provide a copy of such notice to the Liquidity Provider and the Remarketing Agent (with a copy to the Acquiring Fund) as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt. Any Notice of Tender that is delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in the Notice of Tender. The Tender and Paying Agent’s determination as to whether a Notice of Tender has been properly delivered will be conclusive and binding on a Beneficial Owner and its Agent Member.

A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or if email transmission is unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent is required to be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent (with a copy to the Acquiring Fund) by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) is required to notify the Tender and Paying Agent and the Liquidity Provider of the number of VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by email transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent is required to contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by such time. The Tender and Paying Agent is required to deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation will be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such VRDP Shares. A Notice of Revocation will be effective as to the number of VRDP Shares specified therein as having been revoked less the number of such VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, tendered VRDP Shares, if any, that remain unsold on the related Purchase Date is required to be allocated by the Remarketing Agent to each Notice of Revocation received in respect of VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation will be effective only to the extent of such allocation and availability of unsold VRDP Shares.

Mandatory Tender

VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event. So long as the VRDP Shares are in book-entry form and held through the Securities Depository, any Mandatory Tender will be effected automatically through the book-entry system of the Securities Depository, without any action required on the part of the Holders or Beneficial Owners.

Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Acquiring Fund or the Tender and Paying Agent at the direction of the Acquiring Fund (provided that the Tender and Paying Agent may require up to two (2) Business Days, prior notification by Electronic Means by the Acquiring Fund), is required to provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding VRDP Shares. Any notice given in respect of a Mandatory Tender under the Statement of Preferences will be conclusively presumed to have been duly given, whether or not the Holders receive such notice.

Upon the occurrence of a Mandatory Tender Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred.

The Purchase Date in respect of a Mandatory Tender Event may not be later than seven (7) days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided that: (i) the Purchase Date in connection with the failure of the Acquiring Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (ii) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event will be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (iii) the Purchase Date in connection with the Acquiring Fund obtaining an Alternate VRDP Shares Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Shares Purchase Agreement and the effective date of such Alternate VRDP Shares Purchase Agreement (which may not be later than the termination date of the VRDP Shares Purchase Agreement); and (iv) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first (1st) day of such proposed Special Rate Period.

Remarketing Schedule

In connection with any attempted Remarketing, all tendered VRDP Shares is required to be remarketed at the Purchase Price of such VRDP Shares. The calculation of the Purchase Price of the VRDP Shares that are remarketed or purchased by the Liquidity Provider is required to be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed VRDP Shares and the aggregate number and Purchase Price of VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, is required to be communicated by the Remarketing Agent to the Acquiring Fund, the Liquidity Provider and the Tender and Paying Agent by email transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of any sale of any remarketed VRDP Shares by the Remarketing Agent relating to tendered VRDP Shares is required to be used by the Tender and Paying Agent for the purchase of the tendered VRDP Shares at the Purchase Price, and the terms of the sale is required to provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m. New York City time on the related Purchase Date, and the re-delivery of such VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m. New York City time on the related Purchase Date.

By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent is required to deliver a notice to the Tender and Paying Agent and the Liquidity Provider (and, at the direction of the Acquiring Fund, concurrently therewith or as promptly as practicable thereafter, to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice) (a “Remarketing Notice”), by email transmission or facsimile transmission that sets forth the number of VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold VRDP Shares and the number of VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent is required to promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Acquiring Fund) a preliminary Notice of Purchase (“Preliminary Notice of Purchase”) that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date (or if proceeds from a Remarketing for any tendered VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent is required to deliver by Electronic Means to the Liquidity Provider (with a copy to the Acquiring Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered VRDP Shares for which remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date, will be treated as not having been successfully remarketed and will be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider will equal the Purchase Price of the VRDP Shares stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

The Liquidity Provider is required to, no later than 2:00 p.m., New York City time, on a Purchase Date for any VRDP Shares, wire transfer the aggregate Purchase Price of all VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Shares Purchase Agreement and the Liquidity Provider has received a Remarketing Notice that such VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Acquiring Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligation under the VRDP Shares Purchase Agreement, in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, by payment against delivery of the VRDP Shares that are the subject of any such Final Notice of Purchase, through means of the Securities Depository in the case of VRDP Shares in the form of global securities.

Any VRDP Shares held by the Liquidity Provider will be deemed to have been tendered for Remarketing pursuant to an Optional Tender on the Business Day immediately following the acquisition of such VRDP Shares by the Liquidity Provider, and such notice will be deemed to have been given in a timely manner.

In connection with the allocation of VRDP Shares tendered for Remarketing, the Remarketing Agent is required to allocate those VRDP Shares previously acquired by the Liquidity Provider pursuant to its Purchase Obligation first to any purchasers in a Remarketing (such allocation coming first from those VRDP Shares acquired earliest by the Liquidity Provider).

In the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Shares Purchase Agreement, the Acquiring Fund (i) upon becoming aware thereof, is required to promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, use its best efforts to direct and request the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice.

Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by the Holder, in the case of a Mandatory Tender, of tendered VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date, the Tender and Paying Agent is required to deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, VRDP Shares. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price is required to be held in trust (i) in the case of an Optional Tender, on the Purchase Date and, after such time, in trust for the benefit of the tendering Beneficial Owners or their Agent Members until 2:00 p.m. New York City time, on the Purchase Date for the benefit of the Liquidity Provider, for payment of the Purchase Price upon delivery of the VRDP Shares or, with respect to VRDP Shares that are not so delivered, for return to the Liquidity Provider upon its request and (ii) in the case of a Mandatory Tender, for the benefit of the tendering Holders until delivery of the VRDP Shares by the tendering Holders against payment therefor. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing is required to be held in trust (i) in the case of an Optional Tender, on the Purchase Date, for the benefit of the tendering Beneficial Owners or their Agent Members until 2:00 p.m. New York City time, on the Purchase Date and, after such time, in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing or for the Remarketing Agent’s account to the extent it has advanced the Purchase Price of any VRDP Shares (which it may or may not do in its sole discretion) on behalf of one or more purchasers, as applicable, for payment of the Purchase Price upon delivery of the VRDP Shares or, with respect to VRDP Shares that are not delivered, for return to the Remarketing Agent on account of purchasers purchasing in a Remarketing or for the Remarketing Agent’s account to the extent it has advanced the Purchase Price of any VRDP Shares (which it may or may not do in its sole discretion) on behalf of one or more purchasers, as applicable, upon the Remarketing Agent’s request and (ii) in the case of a Mandatory Tender, for the benefit of the tendering Holders until delivery of the VRDP Shares by the tendering Holders against payment therefor. Upon delivery of VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, to the Tender and Paying Agent, the Tender and Paying Agent is required to pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of proceeds of a Remarketing from the Remarketing Agent, with respect to VRDP Shares remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Shares Purchase Agreement from the Liquidity Provider, with respect to the VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such VRDP Shares to such tendering Beneficial Owner, Agent Member or Holder, as the case may be.

Except as otherwise expressly provided for herein, the purchase and delivery of tendered VRDP Shares in the form of global securities and their Remarketing is required to be accomplished in accordance with the applicable rules and procedures of the Securities Depository.

At any time that no Purchase Obligation is in effect (or with respect to a remarketing of VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any VRDP Shares unsold in a Remarketing is required to be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case may be, including the Liquidity Provider with respect to Purchased VRDP Shares, by the Tender and Paying Agent.

The Remarketing Agent and the Tender and Paying Agent each is required to use commercially reasonable efforts to meet the timing requirements set forth above. At any time that no Purchase Obligation is in effect, any VRDP Shares unsold in a Remarketing is required to be returned to the tendering Beneficial Owners or their Agent Members, or the tendering Holders, as the case may be, by the Tender and Paying Agent. The Remarketing Agent may, with the prior written consent of the Liquidity Provider, modify the settlement procedures set forth above with respect to any Remarketing upon ten (10) days’ prior written notice to the Acquiring Fund, the Liquidity Provider and the Tender and Paying Agent, provided any such modification does not adversely affect the Holders, the Beneficial Owners, the Tender and Paying Agent, the Liquidity Provider or the Acquiring Fund. The Remarketing Agent may sell VRDP Shares for its own account outside of a Remarketing at a price other than the Purchase Price subject to the restrictions set forth in Section 2(f) of the VRDP Shares Remarketing Agreement.

Mandatory Purchase

VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. So long as the VRDP Shares are in book-entry form and held through the Securities Depository, any Mandatory Purchase is required to be effected automatically through the book-entry system of the Securities Depository, without any action required on the part of Holders or Beneficial Owners.

Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Acquiring Fund, or the Tender and Paying Agent at the direction of the Acquiring Fund (provided that the Tender and Paying Agent may require up to two (2) Business Days, prior notification by Electronic Means by the Acquiring Fund), is required to provide a Mandatory Purchase Notice by Electronic Means to Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding VRDP Shares. The Mandatory Purchase Date may not be later than seven (7) days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event may not be later than the Business Day immediately preceding the termination of the VRDP Shares Purchase Agreement. Any notice given in respect of a Mandatory Purchase under the Statement of Preferences will be conclusively presumed to have been duly given, whether or not the Holders receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

The Purchase Obligation

VRDP Shares Purchase Agreement. As long as VRDP Shares are Outstanding, the Acquiring Fund is required to maintain a VRDP Shares Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with (i) short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Acquiring Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Board of Trustees.

Pursuant to the VRDP Shares Purchase Agreement, the Liquidity Provider is required to purchase at the Purchase Price any Outstanding VRDP Shares that are properly tendered in accordance with the Statement of Preferences and the VRDP Shares Purchase Agreement, including without limitation to any other provision of the VRDP Shares Purchase Agreement, on the Purchase Date for a Mandatory Tender in connection with the Acquiring Fund obtaining an Alternate VRDP Shares Purchase Agreement and the Purchase Date for a Mandatory Purchase Event. In no event will amounts paid by the Liquidity Provider in respect of the Purchase Price be paid from funds or property of the Acquiring Fund, including, without limitation, any funds derived from funds that the Acquiring Fund may have on deposit with the Liquidity Provider. The obligation of the Liquidity Provider to purchase VRDP Shares pursuant to the VRDP Shares Purchase Agreement runs to the benefit of Holders and Beneficial Owners from time to time of the VRDP Shares and is unconditional and irrevocable in accordance with the provisions of the VRDP Shares Purchase Agreement, without regard to, without limitation, any failure of the representations, warranties, agreements or performance of the Tender and Paying Agent set forth in the VRDP Shares Purchase Agreement or of the Acquiring Fund set forth in the Fee Agreement or the termination of the obligations of the Remarketing Agent under the VRDP Shares Remarketing Agreement.

The obligation of the Liquidity Provider to purchase VRDP Shares of any Holder or Beneficial Owner on any Purchase Date is unconditional upon delivery to the Liquidity Provider of a written Final Notice of Purchase from the Tender and Paying Agent by Electronic Means or, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Shares Purchase Agreement, any Holder or Beneficial Owner, with respect to an election by one or more Beneficial Owners to submit such VRDP Shares for purchase by the Liquidity Provider; provided that, in the case of a Mandatory Purchase, the Final Notice of Purchase will automatically be deemed given upon the Mandatory Purchase Notice being delivered to the Liquidity Provider as provided in the VRDP Shares Purchase Agreement. The purchase obligation of the Liquidity Provider is transferable only in connection with a transfer of VRDP Shares; it is not separately transferable.

As more fully provided in the VRDP Shares Purchase Agreement, the Liquidity Provider agreed to reimburse any Beneficial Owner (or former Beneficial Owner) for any dividends or redemption proceeds previously paid by the Acquiring Fund that such Beneficial Owner (or former Beneficial Owner) is required to pay the bankruptcy estate of the Acquiring Fund pursuant to a final, non-appealable judgment of a bankruptcy court upon presentation of evidence of payment reasonably satisfactory to the Liquidity Provider. In connection with any reimbursement payment by the Liquidity Provider, the Beneficial Owner (or former Beneficial Owner) of VRDP Shares will be deemed to have transferred, assigned and conveyed to the Liquidity Provider the right to receive from the Acquiring Fund and the bankruptcy estate of the Acquiring Fund any such dividends or redemption proceeds in exchange for the reimbursement payment by the Liquidity Provider, and the Beneficial Owner (or former Beneficial Owner) will be required to execute, acknowledge and deliver such further conveyances, assignments and other documents as the Liquidity Provider may reasonably request and are reasonably necessary in order to effectuate such assignment.

The VRDP Shares Purchase Agreement will terminate by its terms on the later of (A) the earlier of (i) October 24, 2018, or any succeeding date to which the term of the VRDP Shares Purchase Agreement is extended pursuant to the terms thereof (the “Scheduled Termination Date”), subject to extension, as described below, and (ii) the reduction of the Available Commitment of the Liquidity Provider to zero; and (B) the date of payment of all sums payable by the Liquidity Provider under the terms of the VRDP Shares Purchase Agreement. The VRDP Shares Purchase Agreement also will terminate by its terms in the event that the Liquidity Provider becomes a Related Party of the Acquiring Fund other than through the acquisition of VRDP Shares pursuant to the terms of the VRDP Shares Purchase Agreement (a “Related Party Termination Event”), which effective date will also be the termination date of the VRDP Shares Purchase Agreement (the “Related Party Termination Date”). In addition, upon instruction by the Acquiring Fund, the Tender and Paying Agent may terminate the VRDP Shares Purchase Agreement prior to the Scheduled Termination Date if the Liquidity Provider has failed to maintain, at any time, (i) short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act (a “Liquidity Provider Ratings Event”).

No expiration or termination of the Liquidity Provider’s obligations under the VRDP Shares Purchase Agreement will be effective, so long as VRDP Shares are Outstanding, until the completion of a Mandatory Purchase in respect thereof, if then required under the Statement of Preferences, including the purchase by the Liquidity Provider of any VRDP Shares required to be purchased by it as a result thereof pursuant to the VRDP Shares Purchase Agreement.

The “Available Commitment” as of any day means, with respect to the VRDP Shares, the sum of the aggregate Liquidation Preference of the VRDP Shares then Outstanding, plus all accumulated but unpaid dividends, whether or not earned or declared.

The Acquiring Fund has the right, exercisable not more than 120 days nor less than ninety (90) days prior to the Scheduled Termination Date, to request that the Liquidity Provider extend the term of the Scheduled Termination Date for an additional period of 364 days or, if mutually agreed upon by the parties to the Fee Agreement, a period greater than 364 days, on terms and conditions that may be different from the terms and conditions of the VRDP Shares Purchase Agreement and the Fee Agreement then in effect. The Liquidity Provider is required to, no later than thirty (30) days after receiving such request, notify the Tender and Paying Agent and the Acquiring Fund of its acceptance or rejection of such request, which acceptance by the Liquidity Provider may be a Conditional Acceptance conditioned upon terms and conditions which are different from the terms and conditions of the VRDP Shares Purchase Agreement and the Fee Agreement then in effect or the terms and conditions proposed by the Acquiring Fund in making an extension request. If the Liquidity Provider fails to notify the Tender and Paying Agent and the Acquiring Fund of its acceptance or rejection of the Acquiring Fund’s request for extension within such 30-day period, such failure to respond will constitute a rejection of such request. If the Liquidity Provider provides a Conditional Acceptance, the Acquiring Fund will have thirty (30) days thereafter to notify the Liquidity Provider and the Tender and Paying Agent of its acceptance or rejection of the terms and conditions specified in the Liquidity Provider’s Conditional Acceptance. Under such circumstances, the Acquiring Fund’s failure to notify the Liquidity Provider and the Tender and Paying Agent within the 30-day period will be deemed a rejection of the terms and conditions specified in the Liquidity Provider’s Conditional Acceptance.

Fee Agreement. Pursuant to the Fee Agreement, the Acquiring Fund is required to pay to the Liquidity Provider a monthly fee in consideration of the Liquidity Provider’s agreement to provide the Purchase Obligation under the VRDP Shares Purchase Agreement. The Fee Agreement includes certain representations, warranties and covenants including the covenant that the Acquiring Fund may not agree or consent to any amendment, supplement, modification or repeal of the Fee Agreement, the Charter, the Statement of Preferences, the VRDP Shares, the Placement Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement (or provision therein, nor waive any provision thereof), to which it is a party (or to which its consent is required because such document constitutes an organizational document of the Acquiring Fund or otherwise), without the prior written consent of the Liquidity Provider (which prior written consent will be determined in the Liquidity Provider’s good faith discretion), and the Liquidity Provider, without the prior written consent of the Acquiring Fund, may not agree or consent to any amendment, supplement, modification or repeal of the VRDP Shares Purchase Agreement, nor waive any provision thereof.

In addition, the Acquiring Fund may not, without the prior written consent of the Liquidity Provider (which prior written consent will be determined in the Liquidity Provider’s good faith discretion), designate or approve of: (i) the designation of any Special Rate Period; (ii) any change to the Dividend Payment Dates or Dividend Periods in respect of any Minimum Rate Periods; (iii) any change to the definition of “Applicable Rate,” “Maximum Rate” or “Applicable Spread”; (iv) any change to the Dividend Payment Dates in respect of any Special Rate Period consisting of more than seven (7) Rate Period Days; (v) the authorization, creation or issuance of any class or series of stock ranking prior to or on a parity with the VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, or the authorization, creation or issuance of additional shares of any series of VRDP Shares in accordance with the Statement of Preferences; (vi) unless the VRDP Shares are redeemed in full prior to the conversion, the conversion of the Acquiring Fund from a closed-end to an open-end investment company; (vii) any plan of reorganization of the Acquiring Fund; (viii) the inclusion of Special Redemption Provisions in the Notice of Special Rate Period; (ix) the modification of the procedures for redemption; (x) any amendment to the Statement of Preferences in connection with the issuance of additional VRDP Shares or the issuance of an additional series of VRDP Shares; (xi) the selection of one or more Other Rating Agencies; (xii) any change to the Acquiring Fund’s investment objectives, as described in this Appendix, requiring the approval of the holders of a “majority of the outstanding” (as defined in the 1940 Act) Common Shares and VRDP Shares, voting as a separate class; or (xiii) the appointment of a LIBOR Dealer from time to time.

The Acquiring Fund also has agreed with the Liquidity Provider as follows:

(i)	The Acquiring Fund will limit certain of the Acquiring Fund’s investments in a manner consistent with the Liquidity Provider’s credit policies that may be more restrictive than the Acquiring Fund’s stated investment policies. Such limitations may change from time to time by agreement with the Liquidity Provider, or may be eliminated if not required by any replacement Liquidity Provider. In any case, the Acquiring Fund does not believe that such limitations will materially restrict the Acquiring Fund’s ability to pursue its investment objective and policies.

(ii)	Unless the Acquiring Fund receives the prior written consent of the Liquidity Provider, the Acquiring Fund will maintain the Acquiring Fund’s Effective Leverage

Ratio at or below 45%; provided, however, in the event that the Acquiring Fund’s Effective Leverage Ratio exceeds 45% (a) solely by reason of fluctuations in the market value of its portfolio securities, in such event and to the extent the Effective Leverage Ratio exceeds 46% and (b) in any event other than an event described in the immediately preceding clause (a), the Acquiring Fund is required to cause its Effective Leverage Ratio to be 45% or lower within fifteen (15) Business Days (the “Effective Leverage Ratio Cure Period”).

“Effective Leverage Ratio” means the quotient of:

(A)	the sum of (i) the aggregate liquidation preference of the Acquiring Fund’s “senior securities” (as that term is defined in the 1940 Act) that are shares of beneficial interest in the Acquiring Fund, plus any accumulated but unpaid dividends thereon, excluding, without duplication, any such senior securities for which the Acquiring Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption; (ii) the aggregate principal amount of the Acquiring Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act), plus any accrued but unpaid interest thereon; and (iii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

divided by

(B)	the sum of (i) the Market Value of the Acquiring Fund’s total assets (including amounts attributable to senior securities but excluding any assets consisting of Deposit Securities referred to in clause (i) of paragraph (A) above), less the amount of the Acquiring Fund’s accrued liabilities (which accrued liabilities will include net obligations of the Acquiring Fund under each Derivative Contract in an amount equal to the Derivative Termination Value thereof payable by the Acquiring Fund to the related counterparty), other than liabilities for the aggregate principal amount of senior securities representing indebtedness, and (ii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

(iii)	In accordance with the Statement of Preferences, the Acquiring Fund will maintain the Minimum VRDP Shares Asset Coverage specified in the Fee Agreement or, if it does not timely cure a failure to maintain the Minimum VRDP Shares Asset Coverage, the Acquiring Fund will be required to redeem VRDP Shares, as described under “Description of VRDP Shares—Redemption—Mandatory Redemption.”

(iv)

In accordance with the Statement of Preferences, if the Liquidity Provider acquires any VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a continuous Six-Month Period during which such Purchased VRDP Shares are tendered for Remarketing on each Business Day in accordance with the Related Documents but cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares has occurred and is continuing for such period of time with respect to such Purchased VRDP Shares), the Acquiring Fund will effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption out of legally available funds for the redemption of the Purchased VRDP Shares that are subject to the Failed Remarketing Condition—Purchased VRDP Shares redemption and in accordance with any other applicable law restrictions that apply to redemptions of shares.

The six-month holding period for Purchased VRDP Shares acquired and continuously held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares will be determined by the Acquiring Fund on a first-in, first-out basis. During the continuation of a Failed Remarketing Condition—Purchased VRDP Shares with respect to any Purchased VRDP Shares, the Acquiring Fund will be required to segregate assets rated at least investment grade (and including Deposit Securities in an amount equal to 20% of segregated assets, with 135 days remaining to the redemption date, increasing to 100%, with 15 days remaining) with a market value equal to at least 110% of the Liquidation Preference of such Purchased VRDP Shares until the earlier of the successful remarketing or redemption of such Purchased VRDP Shares.

The Acquiring Fund will effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the Redemption Date fixed by the Acquiring Fund therefor, which date will not be later than three (3) Business Days after the expiration of the Six-Month Period, except that if the Acquiring Fund does not have legally available funds for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Acquiring Fund otherwise is unable as a result of applicable law restrictions that apply to redemptions of shares, in each case, to effect such redemption on or prior to three (3) Business Days after the expiration of the Six-Month Period, the Acquiring Fund will redeem those Purchased VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption out of legally available funds and in accordance with applicable law restrictions that apply to redemptions of shares.

Under the VRDP Shares Fee Agreement, the Acquiring Fund is required to indemnify the Liquidity Provider against certain liabilities out of or in connection with its duties under the VRDP Shares Fee Agreement.

Remarketing Agent

The Acquiring Fund entered into a VRDP Shares Remarketing Agreement with Citigroup Global Markets Inc. The Remarketing Agent is required to use its best efforts to remarket VRDP Shares on behalf of Holders pursuant to a Tender of VRDP Shares. The Acquiring Fund is required to use its best efforts to engage at all times a Remarketing Agent that is a nationally recognized securities dealer with experience in remarketing variable rate securities, whose appointment has been consented to in writing by the Liquidity Provider (which consent will not be unreasonably withheld). Any decision by the Acquiring Fund to replace the Remarketing Agent requires the prior written consent of the Liquidity Provider (which consent will not be unreasonably withheld).

In connection with any attempted Remarketing, all such VRDP Shares is required to be remarketed at the Purchase Price of such VRDP Shares. If, at any time, Moody’s, Fitch or any Other Rating Agency does not make available a rating for the VRDP Shares required for the Remarketing Agent to calculate any Maximum Rate, or if both Moody’s and Fitch will not make available such a rating, the Acquiring Fund is required to select, with the prior written consent of the Liquidity Provider, one or more Other Rating Agencies for such purpose.

The Remarketing Agent is required to remarket or otherwise offer and sell the VRDP Shares only to Persons that it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A. In addition, in the case of VRDP Shares tendered for Remarketing by any Beneficial Owner other than the Liquidity Provider or the Remarketing Agent, the Remarketing Agent agrees to remarket the VRDP Shares tendered by such Beneficial Owner only to Persons that also are registered investment companies under the 1940 Act (other than VRDP Shares that the Remarketing Agent in its sole discretion purchases for its own account). The Investment Advisor, affiliated persons of the Investment Advisor (as defined in Section 2(a)(3) of the 1940 Act), other than the Acquiring Fund, in the case of a purchase of VRDP Shares which are to be cancelled within ten (10) days of purchase by the Acquiring Fund, and Persons over which the Investment Advisor, or affiliated persons of the Investment Advisor (as defined in Section 2(a)(3) of the 1940 Act), exercise discretionary investment or voting authority, other than the Acquiring Fund, in the case of a purchase of VRDP Shares which are to be cancelled within ten (10) days of purchase by the Acquiring Fund, are not permitted to purchase VRDP Shares without the prior written consent of the Liquidity Provider and any such purchases will be void ab initio; provided, however, that the Acquiring Fund shall give prompt notice to Beneficial Owners by Electronic Means upon any of the foregoing Persons, singly or in the aggregate, acquiring a beneficial interest in 20% or more of the VRDP Shares; provided, further, that, without regard to the preceding requirements, purchases of VRDP Shares may be made by broker-dealers that are affiliated persons of the Investment Advisor in riskless principal transactions with respect to such purchases of VRDP Shares.

The Remarketing Agent in its sole discretion may purchase for its own account VRDP Shares in a Remarketing; however, the Remarketing Agent is not obligated to purchase any VRDP Shares that would otherwise remain unsold in a Remarketing.

None of the Acquiring Fund, the Tender and Paying Agent or the Remarketing Agent are obligated in any case to provide funds to make payment to a Beneficial Owner or its Agent Member upon such Beneficial Owner’s tender of its VRDP Shares in a Remarketing unless, in each case, such VRDP Shares were acquired for the account of the Acquiring Fund, the Tender and Paying Agent or the Remarketing Agent. The Remarketing Agent may exercise any vote or join in any action which any Holder of VRDP Shares may be entitled to exercise or take pursuant to the Statement of Preferences with like effect as if it did not act in any capacity under the VRDP Shares Remarketing Agreement. The Remarketing Agent, in its individual capacity, either as a principal or agent, may also engage in or have an interest in any financial or other transaction with the Acquiring Fund as freely as if it did not act in any capacity under the VRDP Shares Remarketing Agreement.

The Remarketing Agent will not be responsible or liable for any failure or delay in the performance of its obligations under the VRDP Shares Remarketing Agreement arising out of or caused by the failure of any other party (other than an affiliate of the Remarketing Agent) to provide any notice, statement or document required to be delivered in connection with performance by the Remarketing Agent of the relevant obligation.

Under the VRDP Shares Remarketing Agreement, the Acquiring Fund is required to indemnify the Remarketing Agent against certain liabilities out of or in connection with its duties under the VRDP Shares Remarketing Agreement.

The Remarketing Agent may resign and be discharged from its duties and obligations under the VRDP Shares Remarketing Agreement with respect to the VRDP Shares by giving ninety (90) days’ prior written notice to the Acquiring Fund, the Tender and Paying Agent and the Liquidity Provider.

In addition, the Remarketing Agent may terminate the VRDP Shares Remarketing Agreement and all of its obligations thereunder with respect to VRDP Shares, by notifying the Acquiring Fund, the Liquidity Provider and the Tender and Paying Agent of its election to do so, if any of the following conditions have not been met or satisfied in full and such failure shall have continued for a period of thirty (30) days after such Remarketing Agent has given notice thereof to the Acquiring Fund specifying the condition which has not been met and requiring it to be met: (i) any legislation, resolution, ordinance, rule or regulation is enacted by, any governmental body, department or agency of the United States or the State of New York, or a decision by any court of competent jurisdiction within the United States or the State of New York is rendered, which, in the Remarketing Agent’s reasonable opinion, materially adversely affects the marketability of the VRDP Shares; (ii) additional material restrictions not in force as of the date of the VRDP Shares Remarketing Agreement have been imposed upon trading in securities generally by any governmental authority or by any national securities exchange, which, in the Remarketing Agent’s reasonable opinion, would cause the performance of the Remarketing Agent’s obligations under the VRDP Shares Remarketing Agreement to violate applicable law; (iii) any litigation is instituted and outstanding, to restrain or enjoin the sale or remarketing of the VRDP Shares or in any way protesting or affecting any authority for or the validity of the VRDP Shares or the VRDP Shares Remarketing Agreement, or the existence or powers of the Acquiring Fund or the Liquidity Provider to perform, as applicable, its obligations under the VRDP Shares Remarketing Agreement or under the VRDP Shares Purchase Agreement; (iv) a general banking moratorium has been declared by federal or New York authorities having jurisdiction, a material disruption in commercial banking or securities settlement of clearances services or a force majeure event have occurred which in the reasonable opinion of the Remarketing Agent materially adversely affects the settlement or clearance of the VRDP Shares; or (v) a material misstatement or omission in the Remarketing Materials, except for any Liquidity Provider Information, so long as the Liquidity Provider is an affiliate of the Remarketing Agent, has occurred, so that it is not advisable, in the reasonable judgment of the Remarketing Agent, to attempt to remarket the VRDP Shares, provided that the Remarketing Agent, upon identifying any such material misstatement or omission in the Remarketing Materials, promptly notifies the Acquiring Fund. Termination of the VRDP Shares Remarketing Agreement by the Remarketing Agent after giving the required notices with respect to VRDP Shares will be immediate in the event of the occurrence and continuation of any of the following events: (i) the rating of the VRDP Shares or the Liquidity Provider has been downgraded or withdrawn by an NRSRO, the effect of which, in the reasonable opinion of the Remarketing Agent, is to affect materially and adversely the market price of the VRDP Shares or the Remarketing Agent’s ability to remarket the VRDP Shares; (ii) all of the VRDP Shares shall have been redeemed by the Acquiring Fund; (iii) without the prior written consent of the Remarketing Agent, the Statement of Preferences, the Charter or the Tender and Paying Agent Agreement is either not in full force and effect or has been amended in any manner that in the reasonable opinion of the Remarketing Agent materially changes the nature of the VRDP Shares or the remarketing procedures; (iv) legislation or a decision by a court of the United States is rendered, or stop order, ruling, regulation or official statement by, or on behalf of, the SEC or other governmental agency having jurisdiction of the subject matter is made, to the effect that the offering or sale of the VRDP Shares is or would be in violation of any provision of the Securities Act as then in effect, or the Exchange Act as then in effect, or with the purpose or effect of otherwise prohibiting the offering or sale of the VRDP Shares without registration under the Securities Act. Notwithstanding the foregoing, so long as the Purchase Obligation is in effect, following notice of a Mandatory Tender Event, the Remarketing Agent may not terminate the VRDP Shares Remarketing Agreement or resign until after the purchase of the VRDP Shares required to be made on the related Purchase Date, provided that the Remarketing Agent will not be required to perform its obligations under the VRDP Shares Remarketing Agreement or under any other Related Document if, in the opinion of a nationally recognized outside counsel selected by the Remarketing Agent reasonably acceptable to the Acquiring Fund and its Investment Advisor, such performance would violate any applicable laws.

The Acquiring Fund, with the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld), may remove the Remarketing Agent with respect to the VRDP Shares by giving at least sixty (60) days’ prior written notice to the Remarketing Agent, the Tender and Paying Agent and the Liquidity Provider; provided, however, that no such removal shall become effective for an additional thirty (30) days unless the Acquiring Fund has appointed, with the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld), at least one nationally recognized securities dealer with experience in remarketing variable rate securities as a successor Remarketing Agent for the VRDP Shares and the successor Remarketing Agent has entered into a remarketing agreement with the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, in which it has agreed to, among other duties, conduct Remarketings in respect of VRDP Shares and determine the Applicable Rate on each Rate Determination Date for the VRDP Shares in accordance with the terms and conditions of the Statement of Preferences; provided, further, however, that if the Liquidity Provider is an affiliate of the Remarketing Agent, the Remarketing Agent may not be removed unless the Liquidity Provider consents to such removal or the successor Remarketing Agent agrees to purchase any VRDP Shares owned by the Remarketing Agent as of the effective date of such removal at a purchase price equal to the Liquidation Preference thereof plus accumulated but unpaid dividends thereon (whether or not earned or declared) to the effective date of such removal. In such case, the Acquiring Fund will use its best efforts to appoint a successor Remarketing Agent for VRDP Shares and enter into a remarketing agreement with such person as soon as reasonably practicable.

Tender and Paying Agent

The Acquiring Fund entered into a Tender and Paying Agent Agreement with The Bank of New York Mellon.

The Tender and Paying Agent Agreement provides, among other things, that the Tender and Paying Agent (a) will act as the Acquiring Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent and redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to VRDP Shares, and (b) carry out certain other procedures provided in the Tender and Paying Agent Agreement. The Tender and Paying Agent also entered into the VRDP Shares Purchase Agreement with the Liquidity Provider. Any decision by the Board of Trustees to replace the Tender and Paying Agent requires the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld).

The Acquiring Fund is required to use its best efforts to engage at all times a Tender and Paying Agent. The Tender and Paying Agent may resign and be discharged from its duties and obligations under the Tender and Paying Agent Agreement with respect to any VRDP Shares by giving sixty (60) days’ prior written notice to the Acquiring Fund, the Liquidity Provider and the Remarketing Agent or Remarketing Agents, if any; provided, however, that no such resignation will be effective until the Acquiring Fund appoints, with the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld), a successor Tender and Paying Agent for such shares, and the successor Tender and Paying Agent (x) has entered into (i) a tender and paying agent agreement with the Acquiring Fund, in form and substance reasonably satisfactory to the Liquidity Provider, in which it has agreed to undertake substantially the same duties and obligations with respect to such shares in accordance with the terms and conditions of the Tender and Paying Agent Agreement and (ii) a VRDP Shares Purchase Agreement with the Liquidity Provider and (y) is a licensed banking entity with trust powers or a trust company and has total assets of at least $50 million. In such case, the Acquiring Fund is required to use its best efforts to appoint a successor Tender and Paying Agent for such shares and enter into a tender and paying agent agreement with the successor Tender and Paying Agent as soon as reasonably practicable.

The Acquiring Fund, with the prior written consent of the Liquidity Provider (whose consent will not be unreasonably withheld) may remove the Tender and Paying Agent with respect to any VRDP Shares by giving at least sixty (60) days’ prior written notice to the Tender and Paying Agent, the Remarketing Agent or Remarketing Agents, if any, and the Liquidity Provider; provided, however, that no such removal will become effective until the Acquiring Fund appoints, with the prior written consent of the Liquidity Provider (whose consent will not be unreasonably withheld) a successor Tender and Paying Agent for VRDP Shares and the successor Tender and Paying Agent (x) has entered into (i) a tender and paying agent agreement with the Acquiring Fund, in form and substance reasonably satisfactory to the Liquidity Provider, in which it has agreed to undertake the same duties and assume the same obligations for such shares in accordance with the terms and conditions of the Tender and Paying Agent Agreement and (ii) a VRDP Shares Purchase Agreement with the Liquidity Provider and (y) is a licensed banking entity with trust powers or a trust company and has total assets of at least $50 million. In such case, the Acquiring Fund is required to use its best efforts to appoint a successor Tender and Paying Agent for VRDP Shares and enter into a tender and paying agent agreement with the successor Tender and Paying Agent as soon as reasonably practicable.

The Tender and Paying Agent will act as an agent pursuant to and in accordance with the Tender and Paying Agent Agreement and the VRDP Shares Purchase Agreement, as applicable. The Liquidity Provider and the Holders and, but only in connection with specific references therein to Beneficial Owners (as distinguished from references to Holders), Beneficial Owners from time to time of the VRDP Shares are express third-party beneficiaries of the Tender and Paying Agent Agreement with respect to the provisions of the Tender and Paying Agent Agreement pursuant to which the Tender and Paying Agent is obligated to hold funds, Deposit Securities or VRDP Shares for or on their respective behalves, subject, however, to the terms and conditions of the Tender and Paying Agent Agreement, and with respect to the provisions of the VRDP Shares Purchase Agreement pursuant to which the Tender and Paying Agent is obligated to deliver a Preliminary Notice of Purchase and Final Notice of Purchase to the Liquidity Provider, deliver tendered VRDP Shares to the Liquidity Provider and deliver the Purchase Price received from the Liquidity Provider to the tendering Beneficial Owner, Agent Member or Holder, as applicable, subject, however, to the terms and provisions of the VRDP Shares Purchase Agreement; provided that the Tender and Paying Agent has no obligation under the terms of those agreements or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or other Person that arise out of or relate to such agreements. The Liquidity Provider is an express third-party beneficiary of the Tender and Paying Agent Agreement with respect to certain provisions of the Tender and Paying Agent Agreement, to the extent such provisions expressly provide rights or benefits to the Liquidity Provider, subject, however, to the other terms and provisions of the Tender and Paying Agent Agreement; provided that the Tender and Paying Agent has no obligation under the terms of the Tender and Paying Agent agreements or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or Beneficial Owner or other Person that arise out of or relate to such agreements. The Tender and Paying Agent is not required to advance its own funds to any Holder if sufficient funds have not been deposited with the Tender and Paying Agent by the Acquiring Fund for the purpose of making payments.

Terms Applicable to the VRDP Shares During the Current Special Rate Period

General

The terms contained in this section are only applicable during the Current Special Rate Period and supersede any conflicting terms or provisions of the VRDP Shares described above during the Current Special Rate Period.

Calculations of Dividends During Current Special Rate Period

For each SRP Calculation Period for the VRDP Shares, the dividend rate on the VRDP Shares (the “SRP Applicable Rate”) is required to be calculated by the Tender and Paying Agent and will be equal to the rate per annum that results for the sum of the (1) Base Rate and (2) and a percentage per annum based on the long-term ratings assigned to the VRDP Shares (“Ratings Spread”) (the “SRP Applicable Rate Determination”).

As of January 15, 2016, the VRDP Shares of each Fund were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. The dividend rate of the VRDP Shares of each Fund as of January 15, 2016 was as follows:

Fund	Rate
Target Fund (BIE)	0.91%
Acquiring Fund (BBF)	0.91%

The Ratings Spread will increase in the event the VRDP Shares are rated below Aaa/AAA by all of the rating agencies rating the VRDP Shares at the time such Ratings Spread is determined, up to a maximum of 4.00% in the event the VRDP Shares are either rated below Baa3/BBB- by at least one of the rating agencies then rating the VRDP Shares or not rated by any rating agency. The SRP Applicable Rate for any SRP Calculation Period (or part thereof) will in no event be greater than the Maximum Rate.

The Tender and Paying Agent is required to (i) establish the SRP Applicable Rate not later than 5:00 p.m., New York City time, on each SRP Calculation Date for each SRP Calculation Period and (ii) notify the Acquiring Fund, the Acquiring Fund’s Custodian, and upon request from the Acquiring Fund, the Holders, of the SRP Applicable Rate by Electronic Means after 5:00 p.m., New York City time, on each SRP Calculation Date.

The Tender and Paying Agent is required to obtain the Base Rate from Thompson Reuters, or if the Base Rate is not available on Thompson Reuters, then the Tender and Paying Agent is required to obtain the Base Rate from any other information source for the Base Rate approved by the Acquiring Fund. If there is a change in the long-term ratings of the VRDP Shares, the Acquiring Fund is required to provide written notice to the Tender and Paying Agent within three (3) Business Days of its receipt of notice of such change, but not later than the close of business on the Business Day immediately preceding a SRP Calculation Date if notice has been provided to the Acquiring Fund (which may be in the form of a press release) of such change in a rating or ratings prior to 12:00 noon on such Business Day, and the Tender and Paying Agent is required to take into account such change in rating or ratings so long as such notice is received by the Tender and Paying Agent no later than the close of business on such Business Day.

The Remarketing Agent is not required to establish the Applicable Rate, calculate the Maximum Rate or provide notification thereof during the Current Special Rate Period. Section 3 of Part II of the Statement of Preferences, which relates to the determination of the Applicable Rate is not applicable during the Current Special Rate Period.

The amount of dividends payable on each VRDP Share on any Dividend Payment Date during the Current Special Rate Period is calculated by the Tender and Paying Agent and equals the sum of the dividends accumulated but not yet paid for each SRP Calculation Period (or part thereof) and, if applicable, any other Rate Period (or part thereof) occurring during the related Dividend Period. The amount of dividends accumulated for each such SRP Calculation Period (or part thereof) is computed by multiplying the SRP Applicable Rate for the VRDP Shares for such SRP

Calculation Period (or part thereof) by a fraction, the numerator of which is the number of days in such SRP Calculation Period (or part thereof) and the denominator of which is the actual number of days in the year (365 or 366), and multiplying such product by $100,000.

During the Current Special Rate Period, references in the Statement of Preferences and the other Related Documents to the “Applicable Rate Determination,” the “Applicable Rate,” a “Subsequent Rate Period” or a “Rate Determination Date,” in each case with respect to the VRDP Shares, is deemed to be references to the SRP Applicable Rate Determination, the SRP Applicable Rate, an SRP Calculation Period or an SRP Calculation Date, respectively.

Special Redemption Provision

The VRDP Shares may be redeemed at the Acquiring Fund’s option only upon the payment of the applicable Redemption Premium and otherwise in accordance with Section 10(a) of the Statement of Preferences. Any VRDP Share exchanged for a preferred share of an acquiring entity or successor entity in connection with a reorganization, merger, or redomestication of the Acquiring Fund in another state that had previously been approved by the Holders of the VRDP Shares or that otherwise does not require the vote or consent of the Holders of the VRDP Shares are not subject to the Redemption Premium solely as a result of such exchange of shares.

Optional Tender and Transfers of VRDP Shares

Beneficial Owners and Holders do not have the right to tender their VRDP Shares for Remarketing pursuant to an Optional Tender.

A Beneficial Owner or Holder of VRDP Shares may sell, transfer or other dispose of the VRDP Shares in whole only to (i) Persons that such Beneficial Owner or Holder reasonably believes are QIBs that are either registered closed-end management investment companies, the common shares of which are traded on a national securities exchange (“Closed-End Funds”), banks, insurance companies, companies that are included in the S&P 500 Index (and their direct or indirect wholly owned subsidiaries) or registered open-end management investment companies, (ii) tender option bond trusts (whether tax-exempt or taxable) in which all investors are Persons that such Beneficial Owner or Holder reasonably believes that QIBs that are Closed-End Funds, banks, insurance companies, companies that are included in the S&P 500 Index (and their direct or indirect wholly owned subsidiaries) or registered open-end management investment companies (or, in the case of a tender option bond trust in which an affiliate of such Beneficial Owner or Holder retains a residual interest, such affiliate of such Beneficial Owner or Holder, but only to the extent expressly provided for in an agreement between the Acquiring Fund and such Beneficial Owner or Holder) or (iii) such other Persons approved in writing by the Acquiring Fund, in each case, pursuant to Rule 144A of the Securities Act or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act. Any transfer in violation of the foregoing restrictions will be void ab initio and any transferee of VRDP Shares transferred in violation of such foregoing restrictions will be deemed to agree to hold all payments it received on any such improperly transferred VRDP Shares in trust for the benefit of the transferor of such VRDP Shares.

In the event that a Beneficial Owner transfers VRDP Shares to a tender option bond trust in which such Beneficial Owner or an affiliate of such Beneficial Owner that is wholly owned direct or indirect subsidiary of such Beneficial Owner retains a residual interest, for so long as no event has occurred that results in the termination of such tender option bond trust, for purposes of each section of the Statement of Preferences that requires, permits or provides for (i) notice of delivery of information to the Beneficial Owner of VRDP Shares or (ii) voting of the VRDP shares by or the giving of any consent by the Beneficial Owner of the VRDP Shares (collectively, the “Applicable Sections”), then such Beneficial Owner, and not such tender option bond trust, will be deemed to be the actual holder and Beneficial Owner of such VRDP Shares.

Except with respect to the deemed holding and ownership provisions set forth above in respect of the Applicable Sections, any tender option bond trust to which the VRDP Shares are transferred and each of the beneficial owners thereof will, subject to the provisions of the agreements governing the tender option bond trust, retain all of its other rights in respect of the VRDP Shares under the Statement of Preferences or applicable law.

Additionally, during the Current Special Rate Period, to the extent permitted under and not in violation of applicable law, the Liquidity Provider may at any time, without the consent of, but with notice to, the Acquiring Fund, sell to (i) Persons the Liquidity Provider reasonably believes are QIBs that are either Closed-End Funds, Banks, insurance companies, companies that are included in the S&P 500 Index (and their direct or indirect wholly owned subsidiaries) or registered open-end management investment companies, and (ii) tender option bond trusts (whether tax-exempt or taxable) in which all investors are Persons that such Beneficial Owner or Holder reasonably believes are QIBs that are Closed-End Funds, Banks, insurance companies, companies that are included in the S&P 500 Index (and their direct or indirect wholly owned subsidiaries) or registered open-end management investment companies (or, in the case of a tender option bond trust in which an affiliate of such Beneficial Owner or Holder retains a residual interest, such affiliate of such Beneficial Owner or Holder, but only to the extent expressly provided for in an agreement between the Acquiring Fund and such Beneficial Owner or Holder) (each, a “Participant”), participations in all or a portion of the Liquidity Provider’s rights and/or obligations in the VRDP Shares and under any related agreement (a “Participation”). Any Participant, any custodian acting on behalf of such Participant, and any investors in any such Participant if such Participant is a funding vehicle, such as a tender option bond trust or similar vehicle, shall be entitled to receive from the Liquidity Provider or such custodian any publicly available information provided by the Acquiring Fund to the Liquidity Provider or, at the directions of the Liquidity Provider, a custodian acting on behalf of such Participant. The Acquiring Fund shall not have a right of first refusal on any sale of a Participation by the Liquidity Provider. Notwithstanding the existence of any Participation, for all purposes hereunder, including the Applicable Sections, the Liquidity Provider (both with respect to participated interests and non-participated interests) shall be treated as the sole holder and Beneficial Owner of all VRDP Shares subject to a Participation.

Taxable Allocations and Gross-Up Payments

Holders of VRDP Shares are entitled to receive, as and if declared by the Board of Trustees, out of legally available funds therefor under applicable law and otherwise in accordance with applicable law, dividends in an amount equal to the aggregate Gross-up Payments as follows:

Whenever the Acquiring Fund intends or expects to include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on VRDP Shares, the Acquiring Fund is required to notify the Tender and Paying Agent of the amount to be so included (i) not later than 14 calendar days preceding the first SRP Calculation Date on which the SRP Applicable Rate for such dividend is to be established, and (ii) for any successive SRP Calculation Date on which the SRP Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding SRP Calculation Date. Whenever such advance notice is received from the Acquiring Fund, the Tender and Paying Agent is required to notify each Holder and each Beneficial Owner or its Agent Member identified to the Tender and Paying Agent. With respect to an SRP Calculation Period for which such notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt-interest income, the different types of income is required to be paid in the same relative proportions for each day during the SRP Calculation Period.

If the Acquiring Fund allocates, under Subchapter M of Chapter 1 of the Code, any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on VRDP Shares, the Acquiring Fund is required to the extent practical simultaneously increase such dividend payment by an additional amount equal to the Gross-up Payment and direct the Tender and Paying Agent to send notice with such dividend describing the Gross-up Payment.

If the Acquiring Fund allocates, under Subchapter M of Chapter 1 of the Code, any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on VRDP Shares without simultaneously increasing such divided as described in the foregoing paragraph the Acquiring Fund is required to, prior to the end of the calendar year in which such dividend was paid, direct the Tender and Paying Agent to send notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

The Acquiring Fund is not required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Acquiring Fund.

Section 3 of Part I (which relates to Gross-up Payments) and Section 6 of Part II (which relates to notifications of allocations) of the Statement of Preferences have no effect during the Current Special Rate Period.

Termination of Current Special Rate Period

The Scheduled Termination Date for the VRDP Shares is October 24, 2018.

If the Scheduled Termination Date for the VRDP Shares is further extended to a succeeding Scheduled Termination Date in accordance with the terms of the VRDP Shares Purchase Agreement, then, unless the Current Special Rate Period has been extended in accordance with the procedures set forth below, the VRDP Shares beneficially owned by any Beneficial Owner will be deemed automatically tendered for Remarketing on the seventh day prior to the last day of the Current Special Rate Period (the “Automatic Tender Date”) with a Purchase Date occurring on the first day of the Subsequent Rate Period immediately succeeding the Current Special Rate Period. If any VRDP Shares beneficially owned by a Beneficial Owner for federal income tax purposes on such Purchase Date are not successfully remarketed for purchase on such Purchase Date, a Failed Remarketing Condition—Purchased VRDP Shares will be deemed to exist in respect of such VRDP Shares for all purposes of the Statement of Preferences (including Section 10(b) thereof and the definition of Maximum Rate) and the other Related Documents and, as of such Purchase Date, such VRDP Shares will be deemed beneficially owned by the Liquidity Provider. Accordingly, all such VRDP Shares deemed beneficially owned by the Liquidity Provider will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents, and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents. For the avoidance of doubt, if any VRDP Shares beneficially owned by a Beneficial Owner other than the Liquidity Provider are not successfully remarketed on the Purchase Date relating to the Automatic Tender Date and are purchased by the Liquidity Provider pursuant to the Purchase Obligation, such VRDP Shares will constitute Failed Remarketing Condition—Purchased VRDP Shares, such VRDP Shares will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents, and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents.

The Acquiring Fund will have the right, exercisable not more than 120 days nor less than 90 days prior to the last day of the Current Special Rate Period, to request that each Holder of the VRDP Shares (x) extend the term of the Current Special Rate Period for the VRDP Shares for an additional 364-day period, which request may be conditioned upon terms and conditions that are different from the terms and conditions herein, including, without limitation, the further extension of the Scheduled Termination Date and (y) notify the Acquiring Fund and the Tender and Paying Agent of such Holder’s acceptance or rejection of such request within 30 days after receiving such request. If any Holder of the VRDP Shares fails to notify the Acquiring Fund and the Tender and Paying Agent of its acceptance or rejection of the Acquiring Fund’s request for extension within 30 days after receiving such request, such failure to respond will constitute a rejection of such request. Any acceptance by a Holder within such 30-day period may be conditioned upon terms and conditions, including, without limitation, the further extension of the Scheduled Termination Date, that are different from the terms and conditions herein or the terms proposed by the Acquiring Fund in making an extension request (a “Conditional Acceptance”). If any Holder provides a Conditional Acceptance, then the Acquiring Fund will have 30 days thereafter to notify the Total Holders and the Tender and Paying Agent of the Acquiring Fund’s acceptance or rejection of the terms and conditions specified in any such Conditional Acceptance. The Acquiring Fund’s failure to notify the Total Holders and the Tender and Paying Agent within such 30-day period will be deemed a rejection of the terms and conditions specified in a Conditional Acceptance. Each Holder of the VRDP Shares may grant or deny any request for extension of the Current Special Rate Period for the VRDP Shares in their sole and absolute discretion and any request for such extension will be effective only if granted by the Total Holders.

If the Scheduled Termination Date is not further extended to a succeeding Scheduled Termination Date in accordance with the terms of the VRDP Shares Purchase Agreement or if the VRDP Shares Purchase Agreement is otherwise terminated on or prior to the Scheduled Termination Date for any reason, then the VRDP Shares beneficially owned by any Beneficial Owner will be deemed automatically tendered for Remarketing on the seventh day prior to the Scheduled Termination Date (whether or not the VRDP Shares Purchase Agreement has terminated on or prior to such date) with a Purchase Date occurring on such Scheduled Termination Date. Notice of the automatic tender of such VRDP Shares for Remarketing is required to be provided by or on behalf of the Acquiring Fund to the Holders of such VRDP Shares as soon as reasonably practicable prior to, but in no event later than one Business Day before, the Automatic Tender Date. Notwithstanding the foregoing provisions of this Notice of Special Rate Period, if any VRDP Shares beneficially owned by a Beneficial Owner for federal income tax purposes on such Purchase Date are not successfully remarketed for purchase on such Purchase Date, a Failed Remarketing Condition—Purchased VRDP Shares will be deemed to exist in respect of such VRDP Shares for all purposes of the Statement of Preferences (including Section 10(b) thereof and the definition of Maximum Rate) and the other Related Documents and, as of such Purchase Date, such VRDP Shares will be deemed beneficially owned by the Liquidity Provider, unless the Acquiring Fund has entered into an Alternate VRDP Shares Purchase Agreement and all VRDP Shares beneficially owned by such Beneficial Owner are subject to purchase by the replacement Liquidity Provider pursuant to the Purchase Obligation of such Liquidity Provider under such Alternate VRDP Shares Purchase Agreement on and as of such Purchase Date. Accordingly, if a Failed Remarketing Condition—Purchased VRDP Shares is so deemed to exist in respect of any VRDP Shares deemed beneficially owned by the Liquidity Provider on such Purchase Date, such VRDP Shares will thereafter be deemed tendered for Remarketing on each

Business Day in accordance with the Related Documents and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents. For the avoidance of doubt, if any VRDP Shares beneficially owned by a Beneficial Owner other than the Liquidity Provider are not successfully remarketed on the Purchase Date relating to the automatic tender described above and are purchased by the Liquidity Provider pursuant to the Purchase Obligation, such VRDP Shares will constitute Failed Remarketing Condition—Purchased VRDP Shares, such VRDP Shares will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents, and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents.

Other Provisions Applicable During the Current Special Rate Period

There are no Mandatory Tender Events or Mandatory Tenders or any consequences or penalties as a result of there being no Mandatory Tender Events or Mandatory Tenders.

The Acquiring Fund is not required to maintain a VRDP Shares Purchase Agreement providing for a Purchase Obligations with a Liquidity Provider with (i) short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

The Acquiring Fund is not required to obtain or maintain any short-term preferred share rating of the VRDP Shares.

The annual fee rates payable to the Remarketing Agent and the Liquidity Provider were reduced to an annual rate of 0.00% for the duration of the Current Special Rate Period.

Notwithstanding the Acquiring Fund’s option to designate any succeeding Subsequent Rate Period of a Series of VRDP Shares as a Special Rate Period under Section 4 of Part I of the Statement of Preferences, during the Current Special Rate Period (unless extended in accordance with the terms specified in the Notice of Special Rate Period), the Acquiring Fund shall not, without (i) the prior written consent of the Liquidity Provider and the Remarketing Agent and (ii) the affirmative vote or consent of the Holders of a majority of the VRDP Shares of such Series Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, designate another Special Rate Period for such Series, amend, alter or repeal the term of the Current Special Rate Period or any other provision of this Notice of Special Rate Period so as to adversely affect any preference, right or power of the VRDP Shares of such Series or the Holders thereof set forth in the Notice of Special Rate Period; provided, that any amendment, alteration or repeal of such other provision of this Notice of Special Rate Period that adversely affects the amount, timing, priority or taxability of any dividend, redemption or other payment or distribution due to the Holders of the VRDP Shares of such Series shall require the affirmative vote or consent of the Total Holders of such Series, in person or by proxy, either in writing or at a meeting, voting as a separate class.

Ratings and Rating Agencies

The Acquiring Fund is required under the Fee Agreement to use its reasonable best efforts to maintain a long-term preferred share rating of the VRDP Shares by at least two Rating Agencies. The Acquiring Fund is not required to maintain such ratings at any specific ratings category level.

The Acquiring Fund, without the approval of the Liquidity Provider, may terminate the services of a Rating Agency then providing a short-term or long-term preferred stock rating for the VRDP Shares and replace it with another NRSRO, provided that the Acquiring Fund provides seven (7) days’ notice by Electronic Means to the Liquidity Provider prior to terminating the services of a Rating Agency and replacing it with another NRSRO that, at the time of such replacement has (i) published a rating for the VRDP Shares and (ii) entered into an agreement with the Acquiring Fund to continue to publish such rating subject to such NRSRO’s customary conditions.

The Acquiring Fund, without the approval of the Liquidity Provider, may terminate the services of any Rating Agency then providing a rating for the VRDP Shares without replacement, provided that (A) the Acquiring Fund has given the Tender and Paying Agent, and such terminated Rating Agency, the Liquidity Provider at least 45 calendar days’ advance written notice of such termination of services, (B) the Acquiring Fund is in compliance with the Rating Agency Provisions of such terminated Rating Agency at the time the notice required in the preceding clause (A) is given and at the time of the termination of such Rating Agency’s services, and (C) the VRDP Shares continue to be rated by at least two Rating Agencies at and after the time of the termination of such Rating Agency’s services.

Liquidity Provider Ownership of VRDP Shares and Voting Trust Agreement

From (and including) the first day of the Current Special Rate Period to (and excluding) the last day thereof, and for so long as the Liquidity Provider together with any of its Affiliates individually or in the aggregate own at least 20% of the Outstanding VRDP Shares and the Acquiring Fund has not failed to pay dividends on the VRDP Shares for two years, the Liquidity Provider is required under the Fee Agreement to enter into and maintain a voting trust agreement (“Voting Trust Agreement”) and convey into a voting trust the right to vote all of its VRDP Shares owned by it with respect to:

(i)	the election of the two members of the Board of Trustees for which Holders of VRDP Shares are exclusively entitled to vote under Section 18(a)(2)(C) of the 1940 Act and all other rights given to Holders of VRDP Shares with respect to the election of the Board of Trustees of the Acquiring Fund;

(ii)	the conversion of the Acquiring Fund from a closed-end management investment company to an open-end fund, or to change the Acquiring Fund’s classification from diversified to non-diversified (any of the foregoing, a “Conversion”), together with any additional voting or consent right under the Statement of Preferences that relates solely to any action or amendment to the Statement of Preferences that is so closely related to the Conversion that it would be impossible to give effect to the Conversion without implicating such additional voting or consent right; provided that any such additional voting or consent right do not include any voting or consent right related to satisfying any additional term, condition or agreement which the Conversion is conditioned upon or subject to or, any voting or consent right relating to any amendment or waiver of Section 6, 7 or 10 of the Statement of Preferences or any definitions relevant to any such section;

(iii)

the deviation from a policy in respect of concentration of investments in any particular industry or group of industries as recited in the Acquiring Fund’s registration statement (a “Deviation”), together with any additional voting or consent right under the Statement of Preferences that relates solely to any action or amendment to the Statement of Preferences that is so closely related to the Deviation that it would be impossible to give effect to the Deviation without implicating such additional voting or consent right; provided that any such additional voting or consent right do not include any voting or consent right related to satisfying any additional term, condition or agreement which the Deviation is conditioned upon or subject to or, for the avoidance of doubt, any voting or consent right relating to any amendment or waiver of Section 6, 7 or 10 of the Statement of Preferences or any definitions relevant to any such section;

(iv)	borrowing money, issuing senior securities, underwriting securities issued by other Persons, purchasing or selling real estate or commodities or making loans to other Persons other than in accordance with the recitals of policy with respect thereto in the Acquiring Fund’s registration statement (any of the foregoing, a “Policy Change”), together with any additional voting or consent right under the Statement of Preferences that relates solely to any action or amendment to the Statement of Preferences that is so closely related to the Policy Change that it would be impossible to give effect to the Policy Change without implicating such additional voting or consent right; provided that any such additional voting or consent right do not include any voting or consent right related to satisfying any additional term, condition or agreement which the Policy Change is conditioned upon or subject to or, for the avoidance of doubt, any voting or consent right relating to any amendment or waiver of Section 6, 7 or 10 of the Statement of Preferences, Section 6.24 of the VRDP Shares Fee Agreement or any definitions relevant to any such section; and

(v)	all other voting and consent rights of the Purchaser as Beneficial Owner of the VRDP Shares unless such voting or consent rights relate to situations where the rights or seniority of the Beneficial Owners of the VRDP Shares could be adversely affected (as determined by the Purchaser and as contemplated by Section 225.2(q)(2) of Regulation Y) (except, for the avoidance of doubt, this subsection (v) shall not allow the Purchaser to exercise those rights transferred specifically in Sections (i)-(iv) above).

Upon the transfer of VRDP Shares during the Current Special Rate Period by the Liquidity Provider or any of its Affiliates to any third party, such VRDP Shares will no longer be subject to the Voting Trust Agreement; provided, however, in connection with an Excluded Transfer:

(i)	of the type specified in clause (a) of the definition of Excluded Transfer, the VRDP Shares will remain subject to the Voting Trust Agreement until such time as the Acquiring Fund, upon the request of the Liquidity Provider, enters into a voting arrangement satisfying Section 12(d)(1)(E)(iii) of the 1940 Act;

(ii)	of the type specified in clauses (c) or (d) of the definition of Excluded Transfer, to the extent the Liquidity Provider retains the right to vote or direct voting in connection with such transactions, the VRDP Shares will remain subject to the Voting Trust Agreement until such time as there is a default by the Liquidity Provider under the related repurchase transaction or collateral pledge arrangement; and

(iii)	of the type specified in clauses (c) or (d) of the definition of Excluded Transfer, to the extent the Liquidity Provider does not retain the right to vote or direct voting of such VRDP Shares in such transactions, such transactions do not permit the removal of the VRDP Shares’ rights transferred to the voting trust from the Voting Trust Agreement within the first 60 days of closing of such transferee becoming the Beneficial Owner of such VRDP Shares unless there is a default by the Liquidity Provider under the related repurchase transaction or collateral pledge arrangement.

Right of First Refusal on Transfers of VRDP Shares by the Liquidity Provider

The Acquiring Fund has the right of first refusal on all proposed transfers of Outstanding VRDP Shares from the Liquidity Provider or an Affiliate thereof (other than an Excluded Transfer)

to an unaffiliated third party which will upon settlement result in such unaffiliated third party holding and having purchased directly or indirectly in a series of related transactions (with the actual knowledge of the Liquidity Provider) from the Liquidity Provider (or the Liquidity Provider’s Affiliates in the aggregate), more than 25% of the Outstanding VRDP Shares; provided, that the foregoing right of first refusal will apply in connection with the transfer of the residual interests in a tender option bond trust or the equity or residual interests of any other entity formed by the Liquidity Provider or its Affiliates to hold the VRDP Shares that results in the indirect transfer of more than 25% of the voting rights of the Outstanding VRDP Shares to an unaffiliated third party (other than an Excluded Transfer); provided, further, that in the case of a transfer of a residual interest in a tender options bond trust, the right of first refusal will apply to the residual interests and not the VRDP Shares.

RISKS OF INVESTING IN THE VRDP SHARES

Credit Risk of the Liquidity Provider. In the event of a material credit or capital impairment of the Liquidity Provider, there is no assurance that the Liquidity Provider will be able to fulfill its obligation to purchase VRDP Shares. Any failure by the Liquidity Provider to fulfill its obligation to purchase VRDP Shares will result in dividends on the VRDP Shares being increased to the Maximum Rate. The Liquidity Provider’s solvency and ability to fulfill its obligation to pay for VRDP Shares that are tendered for Remarketing and cannot successfully be remarketed by the Remarketing Agent or that are subject to Mandatory Purchase may deteriorate before a Holder can successfully tender the VRDP Shares for Remarketing or purchase or before the occurrence of the Mandatory Purchase Date, as applicable. In addition, an NRSRO could downgrade the ratings of the Liquidity Provider, which could affect the liquidity and market price of the VRDP Shares. In the event of the filing of a bankruptcy proceeding of the Liquidity Provider, the VRDP Shares Purchase Agreement may be terminated prior to a Mandatory Purchase being effected, and the Acquiring Fund may not be able to enter into a new VRDP Shares Purchase Agreement with a replacement Liquidity Provider in a timely manner, if at all. In this instance, a Holder may not be able to sell VRDP Shares or may experience delays in receiving payment or may not recover all or a portion of any loss sustained from having to sell the VRDP Shares without the benefit of the VRDP Shares Purchase Agreement.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings assigned to the Liquidity Provider. Changes in the credit quality of the Liquidity Provider could cause a downgrade in the short-term credit ratings of the VRDP Shares and make the VRDP Shares less liquid in the secondary market and cause losses to Holders. The short-term credit ratings address the timely payment of the Purchase Price of the VRDP Shares by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement.

Remarketing Risk. Except during the Current Special Rate Period, Holders may elect to tender their VRDP Shares to the Tender and Paying Agent for Remarketing pursuant to an Optional Tender, or a Mandatory Tender may occur as described herein. In the case of VRDP Shares tendered for Remarketing by any Holder, the Remarketing Agent will only remarket the VRDP Shares tendered by such Holder to Persons that also are registered investment companies under the 1940 Act, except with the prior consent of the Acquiring Fund, which may limit the number of the potential purchasers of VRDP Shares in a Remarketing and increase the likelihood of a Failed Remarketing Condition, and, ultimately, a Failed Remarketing Condition—Purchased VRDP Shares Redemption. There can be no assurance that the Remarketing Agent will be able to remarket all the VRDP Shares tendered in a Remarketing. The Remarketing Agent in its sole discretion may purchase for its own account VRDP Shares in a Remarketing; however, the Remarketing Agent will not be obligated to purchase any VRDP Shares that would otherwise remain unsold in a Remarketing. If any VRDP Shares tendered in a Remarketing are not remarketed, the Tender and Paying Agent will tender such VRDP Shares for purchase, pursuant to a Final Notice of Purchase, to the Liquidity Provider. During the term of the VRDP Shares Purchase Agreement, the Liquidity Provider has an unconditional and irrevocable obligation to purchase VRDP Shares tendered for purchase on the relevant Purchase Date pursuant to a Final Notice of Purchase.

The Remarketing Agent is Paid by the Acquiring Fund. Except during the Current Special Rate Period, the Remarketing Agent’s responsibilities include determining the Applicable Rate on each Rate Determination Date and remarketing VRDP Shares that are optionally or mandatorily tendered by the owners thereof (subject, in each case, to the terms of the VRDP Shares Remarketing Agreement). The Remarketing Agent is appointed by the Acquiring Fund and is paid by the Acquiring Fund for its services. As a result, the interests of the Remarketing Agent may differ from those of existing holders and potential purchasers of VRDP Shares.

The Remarketing Agent Routinely Purchases Securities Similar to VRDP Shares for its Own Account. The Remarketing Agent acts as remarketing agent for a variety of variable rate demand obligations and, in its sole discretion, routinely purchases such obligations for its own account in order to achieve a successful remarketing of the obligations (i.e., because there are otherwise not enough buyers to purchase the obligations) or for other reasons. The Remarketing Agent is permitted, but not obligated, to purchase tendered VRDP Shares for its own account and, if it does so, it may cease doing so at any time without notice. The Remarketing Agent may also make a market in the VRDP Shares by purchasing and selling VRDP Shares other than in connection with an optional or mandatory tender and remarketing. Such purchases and sales may be at or below par. However, the Remarketing Agent is not required to make a market in the VRDP Shares. The Remarketing Agent may also sell any VRDP Shares it has purchased to one or more affiliated investment vehicles for collective ownership or enter into derivative arrangements with affiliates or others in order to reduce its exposure to the VRDP Shares. The purchase of VRDP Shares by the Remarketing Agent may create the appearance that there is greater third-party demand for the VRDP Shares in the market than is actually the case. The practices described above also may result in fewer VRDP Shares being tendered in a remarketing.

VRDP Shares May Be Offered at Different Prices on Any Date Including a Rate Determination Date. Pursuant to the VRDP Shares Remarketing Agreement, the Remarketing Agent is required to determine the Applicable Rate on each Rate Determination Date for the VRDP Shares in accordance with the terms and conditions of the Statement of Preferences, except during the Current Special Rate Period. The dividend rate will reflect, among other factors, the level of market demand for the VRDP Shares (including whether the Remarketing Agent is willing to purchase VRDP Shares for its own account). There may or may not be VRDP Shares tendered and remarketed on a Rate Determination Date, the Remarketing Agent may or may not be able to remarket any VRDP Shares tendered for purchase on such date at par and the Remarketing Agent may sell VRDP Shares at varying prices to different investors on such date or any other date. The Remarketing Agent is not obligated to advise purchasers in a remarketing if it does not have third-party buyers for all of the VRDP Shares at the remarketing price. In the event a Remarketing Agent owns any VRDP Shares for its own account, it may in a secondary market transaction outside the tender process, offer such VRDP Shares on any date, including the Rate Determination Date, at a discount to the liquidation preference to some investors.

The Ability to Sell the VRDP Shares Other Than Through the Tender Process May Be Limited. The Remarketing Agent may buy and sell VRDP Shares other than through the tender process. However, it is not obligated to do so and may cease doing so at any time without notice and may require holders that wish to sell their VRDP Shares to instead tender their VRDP Shares through the Tender and Paying Agent with appropriate notice. Further, investors who purchase the VRDP Shares should not assume that they will be able to sell their VRDP Shares other than by tendering the VRDP Shares in accordance with the tender process. The VRDP Shares Purchase Agreement is not applicable to purchases of VRDP Shares other than those tendered in accordance with the tender process and, as such, may not be relied upon in connection with a sale of VRDP Shares by a holder to the Remarketing Agent. The VRDP Shares Purchase Agreement is only enforceable as to VRDP Shares that have been properly tendered in accordance with the terms of the transaction.

Under Certain Circumstances, the Remarketing Agent May Be Removed, Resign or Cease Remarketing the VRDP Shares, Without a Successor Being Named. Under certain circumstances the Remarketing Agent may be removed or have the ability to resign or cease its remarketing efforts, without a successor having been named, subject to the terms of the VRDP Shares Remarketing Agreement.

Failure of the Liquidity Provider to Fulfill Its Purchase Obligation. If VRDP Shares are not sold in a Remarketing on or before the Purchase Date, or an attempted Remarketing results in unsold VRDP Shares, or if a Mandatory Purchase Event occurs, the Liquidity Provider will be obligated to purchase the VRDP Shares upon receipt of a validly delivered Final Notice of Purchase. The ability of a Holder to realize payment from the Liquidity Provider will depend on the ability of the Liquidity Provider to pay for the VRDP Shares tendered pursuant to a Final Notice of Purchase. If the Liquidity Provider should default on its Purchase Obligation under the VRDP Shares Purchase Agreement, a Holder might have limited or no ability to sell its VRDP Shares or to recover all or a portion of any loss sustained from otherwise selling the VRDP Shares at a price below their liquidation preference, especially when market interest rates are rising. Any failure by the Liquidity Provider to fulfill its obligation to purchase VRDP Shares will result in dividends on the VRDP Shares being increased to the Maximum Rate. If the Liquidity Provider continues to fail to perform its duties and the Acquiring Fund cannot find a replacement Liquidity Provider, Holders may be required to continue to hold their VRDP Shares for an indefinite period of time.

Inability to Extend the Purchase Obligation or Engage a Successor Liquidity Provider. In the event the Acquiring Fund is unable to extend the VRDP Shares Purchase Agreement beyond the Scheduled Termination Date or engage a successor Liquidity Provider pursuant to an Alternate VRDP Shares Purchase Agreement providing for a Purchase Obligation on the same terms and conditions as the VRDP Shares Purchase Agreement and that can be maintained on a commercially reasonable basis, as determined in the sole discretion of the Board of Trustees, a Mandatory Purchase Event will occur and each Holder will be required to deliver its VRDP Shares for purchase by the Liquidity Provider.

A Mandatory Tender Event or Mandatory Purchase Event May Occur at Times When Attractive Alternative Investment Opportunities Are Not Available. A Mandatory Tender Event or Mandatory Purchase Event may occur in circumstances that are unfavorable to Holders, at times when attractive alternative investment opportunities for reinvestment of the proceeds of a Remarketing or purchase by the Liquidity Provider are not available.

Interest Rate Risk. Interest rate risk is the risk that Municipal Bonds, and thus the Acquiring Fund’s net assets, will decline in value because of changes in interest rates. Generally, Municipal Bonds will decrease in value when interest rates rise and increase in value when interest rates decline. The Acquiring Fund is issuing VRDP Shares, which generally pay dividends based on short-term interest rates, and uses the proceeds to buy Municipal Bonds, which pay interest based on longer-term yields. Intermediate and long-term Municipal Bond yields are typically, although not always, higher than short-term interest rates. Long-term, intermediate-term and short-term interest rates may fluctuate. If short-term interest rates rise, VRDP Shares rates may rise so that the amount of dividends paid to the Holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of VRDP Shares. Because income from the Acquiring Fund’s entire investment portfolio (not just the portion of the portfolio attributable to the proceeds of the VRDP Shares offering) is available to pay dividends on the VRDP Shares, however, dividend rates on the VRDP Shares would need to greatly exceed the Acquiring Fund’s net portfolio income before the Acquiring Fund’s ability to pay dividends on the VRDP Shares would be jeopardized. If long-term rates rise, the value of the Acquiring Fund’s investment portfolio will decline, reducing the amount of assets serving as the Minimum VRDP Shares Asset Coverage. Additionally, in certain market environments, short-term market interest rates may be higher than the Maximum Rate allowable for the dividend reset for VRDP Shares. In such extreme circumstances, this scenario may adversely affect the valuation of VRDP Shares and the liquidity of VRDP Shares through the Remarketing process or may cause the Acquiring Fund to redeem the VRDP Shares.

No Public Trading Market. There is currently no established trading market for such shares. The Acquiring Fund does not intend to apply for a listing of the VRDP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the VRDP Shares outside of Remarketings by the Remarketing Agent and the Purchase Obligation of the Liquidity Provider. Unless otherwise permitted by the Acquiring Fund or otherwise permitted by the VRDP Shares Remarketing Agreement in the case of VRDP Shares owned by the Liquidity Provider or the Remarketing Agent, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of the VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the remarketing procedures set forth in the Statement of Preferences, provided, however, that a sale, transfer or other disposition of VRDP Shares from a Beneficial Owner who holds VRDP Shares through an Agent Member to another Beneficial Owner who holds VRDP Shares through the same Agent Member shall be permitted. In the case of all transfers other than pursuant to Remarketings made in accordance with the preceding sentence, the Agent Member or other Person to whom such transfer is made shall advise the Remarketing Agent. The Acquiring Fund has not registered, and does not intend to register, the VRDP Shares under the Securities Act. Accordingly, the VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. If at any time the Acquiring Fund or the Liquidity Provider’s bank holding company is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to preserve the exemption for resales and transfers under Rule 144A, the Acquiring Fund or the Liquidity Provider, as the case may be, will furnish, or cause to be furnished, to Holders and prospective purchasers of VRDP Shares, upon request, information with respect to the Acquiring Fund or the Liquidity Provider, as the case may be, satisfying the requirements of subsection (d)(4) of Rule 144A.

Subordination Risk. While Holders will have equal liquidation and distribution rights to any other Preferred Shares that might be issued by the Acquiring Fund, they will be subordinated to the rights of holders of senior indebtedness, if any, of the Acquiring Fund. Therefore, dividends, distributions and other payments to Holders in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. The Acquiring Fund currently has no senior indebtedness. If the Acquiring Fund enters into borrowings, delayed delivery purchases and/or forward delivery contracts or interest rate swaps or caps, the rights of lenders and counterparties in those transactions will also be senior to those of the VRDP Shares.

Ratings and Asset Coverage Risk. The Acquiring Fund intends to obtain long-term ratings for each VRDP Shares to be issued in the Reorganization equivalent to the ratings of the Target Fund VRDP Shares immediately prior to the closing.

On July 15, 2015, the S&P short-term ratings of the Acquiring Fund VRDP Shares and the Target Fund VRDP Shares were downgraded from A1 to A2, following the June 9, 2015 downgrade of Barclays Bank PLC by S&P.

The Acquiring Fund intends to maintain its current long-term credit ratings by Moody’s and Fitch (or the highest equivalent ratings category for preferred stock furnished by at least two Rating Agencies); however, the ratings do not eliminate or necessarily mitigate the risks of investing in VRDP Shares. A Rating Agency could downgrade VRDP Shares, which may make VRDP Shares less liquid in the secondary market, although the downgrade would probably result in higher dividend rates. There can be no assurance that one or more Rating Agencies will not downgrade VRDP Shares, including as a result of altering its or their rating criteria, that the

Acquiring Fund will maintain any ratings of the VRDP Shares or, if at any time the VRDP Shares have one or more ratings, that any particular ratings will be maintained. The Acquiring Fund may, at any time, replace a Rating Agency with another Rating Agency or terminate the services of any Rating Agencies then providing a rating for the VRDP Shares without replacement, in either case, without the approval of holders of VRDP Shares or other shareholders of the Acquiring Fund (as the Target Fund may do currently with respect to any rating agency rating the Target Fund VRDP Shares). In the event a Rating Agency ceases to furnish a long-term rating or the Acquiring Fund terminates the services of a Rating Agency then providing a long-term rating for the VRDP Shares of any series, such rating, to the extent it would have been taken into account in any of the provisions of the VRDP Shares, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (for the avoidance of doubt, other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) for such series. In addition, the Rating Agency Guidelines adopted by the Acquiring Fund may be changed or eliminated at any time without the approval of the holders of VRDP Shares or other shareholders of the Acquiring Fund, including in connection with the change or elimination of any or all long-term ratings of the VRDP Shares.

A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time and is not a guarantee as to quality, or an assurance of the future performance, of the rated security. In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the rating agency’s ability to timely react to changes in an issuer’s (in this case, the Acquiring Fund’s) circumstances that could influence a particular rating. The ratings on the VRDP Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency Guidelines also do not address the likelihood that an owner of the VRDP Shares will be able to sell such shares in a Remarketing or otherwise.

Additionally, so long as the preferred shares are rated, the Acquiring Fund will be required to meet certain asset coverage or other criteria in order to maintain such rating. The Acquiring Fund’s failure to meet such criteria may cause the Acquiring Fund to sell portfolio positions or to redeem preferred shares at inopportune times in an amount necessary to restore compliance with such criteria, or may result in a downgrade of ratings.

Mandatory and Optional Redemptions. The Acquiring Fund may be forced to redeem VRDP Shares to meet regulatory or rating agency requirements, or requirements under the Statement of Preferences or the Related Documents, or may voluntarily redeem VRDP Shares at any time, including in circumstances that are unfavorable to Holders, at times when attractive alternative investment opportunities for reinvestment of the redemption proceeds are not available.

Credit Risk. Credit risk is the risk that an issuer of a Municipal Bond will become unable to meet its obligation to make interest and principal payments. In general, lower-rated Municipal Bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Acquiring Fund’s net asset value or dividends. In general, lower-rated Municipal Bonds carry a greater degree of credit risk. If rating agencies lower their ratings of Municipal Bonds in the Acquiring Fund’s portfolio, the value of those securities could decline, which could jeopardize the rating agencies’ ratings of the VRDP Shares. Because the primary source of income for the Acquiring Fund is the interest and principal payments on the Municipal Bonds in which it invests, any default by an issuer of a Municipal Bond could have a negative impact on the Acquiring Fund’s ability to pay dividends on the VRDP Shares and could result in the redemption of some or all of the VRDP Shares.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or

“real”) value of an investment in VRDP Shares or the income from that investment will be worth less in the future as inflation decreases the value of money. As inflation occurs, the real value of the VRDP Shares and dividends on VRDP Shares can decline. In an inflationary period, however, it is expected that, through the remarketing process, the VRDP Shares’ dividend rates generally would increase, tending to offset this risk.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio and the asset coverage for the VRDP Shares.

Tax Risk. The Acquiring Fund will treat its VRDP shares as equity in the Acquiring Fund for U.S. federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to the VRDP Shares, investors should be aware that the Internal Revenue Service and other governmental taxing authorities could assert a contrary position.

Dividend Rate Risk. The VRDP Shares are variable dividend rate securities. The value of such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Income Risk. The Acquiring Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates drop, the Acquiring Fund’s income available over time to make dividend payments with respect to the VRDP Shares could drop as well if the Acquiring Fund purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Acquiring Fund holds residual interest municipal bonds.

In addition to the risks noted above, the Acquiring Fund may otherwise be unable to pay dividends on VRDP Shares in extraordinary circumstances. Furthermore, payments on VRDP Shares may only be made out of legally available funds therefor under applicable law and otherwise in accordance with applicable law.

Certain Affiliations of the Liquidity Provider and Remarketing Agent. The Liquidity Provider and the Remarketing Agent are affiliates of each other. Because the Liquidity Provider and its affiliated Remarketing Agent serve multiple roles, such affiliated entities may be subject to potential conflicts of interest in connection with their various legal duties and contractual obligations relating to the VRDP Shares. These affiliations could, among other things, affect the Remarketing Agent’s determination of the Applicable Rate and the Acquiring Fund’s ability to change Remarketing Agents should the Acquiring Fund seek to do so during the tenure of the affiliated Liquidity Provider.

Auction Market Preferred Shares Considerations. In February 2008, the auction market for auction market preferred shares failed and has not since recovered. Common shareholders of certain leveraged closed-end funds have commenced actions against such funds and certain of their officers and directors alleging that the defendants breached fiduciary duties, purportedly by redeeming auction rate preferred securities at par and replacing them with alternative leverage for use in connection with the Acquiring Funds’ investments. The Acquiring Funds believes that the claims against the other funds are meritless and also would lack merit were they asserted against a Fund, or its officers and directors. Nevertheless, in the event of such litigation, there can be no assurance that the Acquiring Fund and/or the Holders of the VRDP Shares would not be adversely affected.

Rate Divergence Considerations. The Applicable Rate for the VRDP Shares during the Current Special Rate Period will generally be based on a spread over the SIFMA Municipal Swap Index. In the event of a market dislocation in the credit markets, historic relationships between the SIFMA Municipal Swap Index and various market rates may not hold. In such event, the dividend rate on the VRDP Shares may not reflect current market rates.

Certain Contractual Provisions. Pursuant to certain agreements entered into by the Acquiring Fund in connection with the VRDP Shares, the Acquiring Fund had agreed to indemnify or otherwise protect certain persons against certain losses on expenses they may incur. In some circumstances such obligations to indemnify or protect persons against losses or expenses may be considered inconsistent with public policy or otherwise inappropriate under state and federal securities laws or equitable law principals, and as result, may not be enforceable. In the event such provisions are deemed unenforceable, such persons may be required to bear the losses and/or expenses in question.

The Ability to Sell the VRDP Shares During the Current Special Rate Period May Be Limited. Investors who purchase the VRDP Shares may not be able to sell their VRDP Shares during the Current Special Rate Period when there is no remarketing. There is currently no trading market for the VRDP Shares and none is expected to develop. There is no assurance that the rights, terms and preferences of the VRDP Shares will be attractive to investors generally. The Acquiring Fund does not intend to apply for a listing of the VRDP Shares on a securities exchange or an automated dealer quotation system or seek to facilitate transfers by retaining a remarketing or other similar agent with respect to the VRDP Shares. Accordingly, the development of any market for the VRDP Shares is unlikely during the Current Special Rate Period. The Acquiring Fund has not registered, and does not intend to register, the VRDP Shares under the Securities Act. Accordingly, the VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold pursuant to an effective registration statement or any exemption from registration available under the Securities Act.

GLOSSARY

“1940 Act” means the Investment Company Act of 1940, as amended.

“Affected Series” has the meaning set forth on page 21 of this Appendix.

“Affiliate” means, with respect to a Person, (i) any other Person who, directly or indirectly, is in control of, or controlled by, or is under common control with, such Person or (ii) any other Person who is a director, officer, employee or general partner (a) of such Person, (b) of any majority-owned subsidiary or parent company of such Person or (c) of any Person described in clause (i) above. For the purposes of this definition, “control” of a Person shall mean (x) as defined for purposes of the 1940 Act and regulations thereunder, the power, direct or indirect, (A) to vote more than 25% of the securities having ordinary voting power for the election of directors of such Person or (B) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise or (y) as defined for purposes of the Bank Holding Company Act of 1956 and regulations thereunder, (A) directly or indirectly owning, controlling, or holding with power to vote 25% or more of any class of voting securities of such Person, (B) controlling in any manner the election of a majority directors or trustees of such Person, or (C) having the power to exercise a controlling influence over the management or policies of such Person.

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial

Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

“Alternate VRDP Shares Purchase Agreement” means any agreement with a successor Liquidity Provider replacing the VRDP Shares Purchase Agreement (or any replacement therefor) upon its termination in accordance with its terms and containing a Purchase Obligation substantially similar to the Purchase Obligation therein, as determined by the Acquiring Fund.

“Applicable Base Rate” means (i) with respect to a Rate Period of fewer than 49 days, the greater of (a) the SIFMA Municipal Swap Index or (b) the LIBOR Rate, and (ii) with respect to a Rate Period of 49 or more days, the LIBOR Rate.

“Applicable Percentage” has the meaning set forth on page 12 of this Appendix.

“Applicable Rate” has the meaning set forth on page 4 of this Appendix.

“Applicable Rate Determination” means each periodic operation of the process of determining the Applicable Rate for the VRDP Shares for a Subsequent Rate Period, as provided in the VRDP Shares Remarketing Agreement and Part II of the Statement of Preferences.

“Applicable Sections” has the meaning set forth on page 40 of this Appendix.

“Applicable Spread” has the meaning set forth on page 12 of this Appendix.

“Automatic Tender Date” has the meaning set forth on page 41 of this Appendix

“Available Commitment” has the meaning set forth on page 30 of this Appendix.

“Base Rate” means, with respect to an SRP Calculation Period, the SIFMA Municipal Swap Index on the SRP Calculation Date for such SRP Calculation Period.

“Beneficial Owner” means a Person in whose name VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee, including the Liquidity Provider to the extent it is at any time such a beneficial owner of VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights).

“Board” or “Board of Trustees” means the Board of Trustees of the Acquiring Fund or any duly authorized committee thereof.

“Business Day” means a day other than a day (a) on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close or (b) on which the New York Stock Exchange is closed.

“Charter” means the Agreement and Declaration of Trust, as amended and supplemented (including by the Statement of Preferences), of the Acquiring Fund.

“Closed-End Funds” has the meaning set forth on page 39 of this Appendix.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the common shares of beneficial interest, par value $0.001 per share, of the Acquiring Fund.

“Conditional Acceptance” has the meaning set forth on page 42 of this Appendix.

“Cure Date” means the VRDP Shares Basic Maintenance Cure Date or the Minimum VRDP Shares Asset Coverage Cure Date, as the case may be.

“Current Special Rate Period” has the meaning set forth on page 2 of this Appendix.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Acquiring Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

“Date of Original Issue” with respect to the VRDP Shares, means the date on which the Acquiring Fund initially issued such VRDP Shares.

“Deferred Compensation Hedge Asset” means common shares issued by open-end investment companies registered under the 1940 Act, swaps, futures, forwards, structured notes, options, swaptions, or other derivatives contracts that are designed solely to hedge the Acquiring Fund’s obligations under its deferred compensation plan, provided, that any such swap, future, forward, structured note, option, swaption, or other derivatives contract is not itself an equity security or a derivative based on a commodity, and may only be settled in cash.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)	any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms as of the date of the Statement of Preferences (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Securities or any combination thereof; or

(5)	any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such

NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of the Statement of Preferences (or such rating’s future equivalent).

“Derivative Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, forward swap transactions, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, futures contracts, repurchase transaction, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement or cleared on an exchange or other clearing organization, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any such Master Agreement.

“Derivative Termination Value” means, in respect of any one or more Derivative Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Derivative Contracts, (a) for any date on or after the date such Derivative Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Derivative Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Derivative Contracts (which may include the Liquidity Provider or an affiliate of the Liquidity Provider), or (c) for any date on which Derivative Contracts are traded on an exchange, the last reported sale price.

“Discounted Value,” as of any Valuation Date, shall have the meanings set forth in the respective Rating Agency Guidelines.

“Dividend Payment Date,” except as otherwise provided in paragraph (d) of Section 2 of Part I of the Statement of Preferences, means the date that is the first (1st) Business Day of each calendar month.

“Dividend Period,” with respect to VRDP Shares, means the period from, and including, the Date of Original Issue of VRDP Shares to, but excluding, the initial Dividend Payment Date for VRDP Shares and any period thereafter from, and including, one Dividend Payment Date for VRDP Shares to, but excluding, the next succeeding Dividend Payment Date for VRDP Shares.

“Effective Leverage Ratio” has the meaning set forth on page 32 of this Appendix, except during the Current Special Rate Period. During the Current Special Rate Period, “Effective Leverage Ratio” means

(A) the sum of (i) the aggregate liquidation preference of the Acquiring Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, plus any accumulated but unpaid dividends thereon, excluding, without duplication, any such senior securities for which the Acquiring Fund has issued a Notice of Redemption and either has delivered

Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand and segregated on the books and records of the custodian for the purpose of such redemption; (ii) the aggregate principal amount of a Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act), plus any accrued but unpaid interest thereon; (iii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund); and (iv) the aggregate amount of the Acquiring Fund’s repurchase obligations under repurchase agreements.

divided by

(B) the Market Value of the Acquiring Fund’s total assets (including amounts attributable to assets financed with the proceeds of the instruments referred to in clause (A) above).

“Effective Leverage Ratio Cure Period” has the meaning set forth on page 32 of this Appendix.

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in the Tender and Paying Agent Agreement or as specified in the related notice.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Excluded Transfer” means any transfer of VRDP Shares (a) to a tender option bond trust in which the Liquidity Provider and/or its Affiliates collectively own all of the residual interests, (b) in connection with a distribution in-kind to the holders of securities of or receipts representing an ownership interest in any tender option bond trust in which the Liquidity Provider and/or its Affiliates own collectively all of the residual interests, provided that such distribution in-kind is pursuant to a mandatory termination of such tender option bond trust under the documents governing such tender option bond trust and such mandatory termination results from objective events or conditions outside of the control of the Liquidity Provider, its Affiliates and any holder of ownership interest in such tender option bond trust, (c) in connection with a repurchase financing transaction, (d) relating to a collateral pledge arrangement, (e) to a Person who, after giving effect to such transfer, together with any affiliated person (as defined in the 1940 Act) of such Person, will own, hold or control with power to vote, not more than 25% of the Outstanding VRDP Shares or (f) to the Liquidity Provider or an Affiliate of the Liquidity Provider.

“Extraordinary Corporate Event” means as to the Liquidity Provider, (i) the consolidation, or amalgamation with, or merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets, to another entity, or any merger where the Liquidity Provider is the surviving entity and such merger causes the Liquidity Provider to breach any representation, warranty, covenant or other obligation in the Fee Agreement or VRDP Shares Purchase Agreement, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation, amalgamation with, or merger with and into another entity or the transfer of all or substantially all of the Liquidity Provider’s assets; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where

(x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes or is bound by all of the obligations of the Liquidity Provider under the terms of the VRDP Shares Purchase Agreement and (b) has (i) short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Acquiring Fund confirming the information described in (x) at least ten (10) days prior to the scheduled date of the applicable listed occurrence in (i) above.

“Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

“Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date, including VRDP Shares that the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Shares Purchase Agreement.

“Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Acquiring Fund, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a continuous period of six (6) months during which such VRDP Shares are tendered for Remarketing on each Business Day but cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Acquiring Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the Fee Agreement and the Statement of Preferences.

“Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold VRDP Shares, that were subject to a Tender in accordance with the VRDP Shares Purchase Agreement, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a properly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

“Failure to Deposit” means, with respect to VRDP Shares, a failure by the Acquiring Fund to pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, (A) on the Business Day immediately preceding any Dividend Payment Date for such VRDP Shares, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any such VRDP Shares or (B) on the Business Day immediately preceding any redemption date in funds available on such redemption date for such VRDP Shares in The City of New York, New York, the

Redemption Price to be paid on such redemption date for any such VRDP Shares after Notice of Redemption is provided pursuant to paragraph (c) of Section 10 of Part I of the Statement of Preferences; provided, however, that the foregoing clause (B) shall not apply to the Acquiring Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

“Fee Agreement” means the VRDP Shares Fee Agreement, dated as of September 15, 2011, by and between the Acquiring Fund and the initial Liquidity Provider, as amended, modified or supplemented from time to time or any similar agreement with a successor Liquidity Provider.

“Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Acquiring Fund or the Tender and Paying Agent on behalf of the Acquiring Fund.

“Fitch” means Fitch Ratings, a part of the Fitch Group, which is a majority-owned subsidiary of Fimalac, S.A, and its successors.

“Fitch Eligible Assets” means assets of the Acquiring Fund set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Fitch’s long-term preferred stock ratings of VRDP Shares at the request of the Acquiring Fund.

“Fitch Guidelines” means the guidelines applicable to Fitch’s current ratings of the VRDP Shares, provided by Fitch in connection with Fitch’s long-term preferred stock ratings of VRDP Shares at the request of the Acquiring Fund (a copy of which is available on request of the Acquiring Fund), in effect on the date hereof and as may be amended from time to time, provided, however that any such amendment will not be effective for thirty (30) days from the date that Fitch provides final notice of such amendment to the Acquiring Fund or such earlier date as the Acquiring Fund may elect.

“Fitch Provisions” means Sections 7, 8(c)(B) and 9 of Part I of the Statement of Preferences with respect to Fitch, and any other provisions of the Statement of Preferences with respect to Fitch’s long-term preferred stock ratings of VRDP Shares at the request of the Acquiring Fund, including any provisions with respect to obtaining and maintaining a long-term preferred stock rating on VRDP Shares from Fitch. The Acquiring Fund is required to comply with the Fitch Provisions only if Fitch is then rating VRDP Shares at the request of the Acquiring Fund.

“Gross-up Payment” means payment to a Beneficial Owner of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Gross-up Payment relates, would cause such Beneficial Owner’s dividends in dollars (after giving effect to regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such

Beneficial Owner. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Beneficial Owner of VRDP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Acquiring Fund; (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Beneficial Owner of VRDP Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made; and (iv) assuming that each Taxable Allocation and each Gross-up Payment would not be subject to the tax imposed by Section 1411 of the Code or any similar Medicare or other surtax.

“Holder” means a Person in whose name a VRDP Share is registered in the registration books of the Acquiring Fund maintained by the Tender and Paying Agent.

“Initial Rate Period” means the period commencing on, and including the Date of Original Issue and ending on, and including, September 21, 2011, the next succeeding Wednesday.

“Investment Advisor” means BlackRock Advisors, LLC or any successor company or entity.

“Late Charge” has the meaning set forth on page 4 of this Appendix.

“LIBOR Dealer” means Barclays Bank PLC and such other dealer or dealers as the Acquiring Fund from time to time may appoint or in lieu of any thereof, their respective affiliates and successors.

“LIBOR Rate” means, on any Rate Determination Date, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on Reuters display page LIBOR01 (“Page LIBOR01”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m. London time, on the day that is the London Business Day preceding the Rate Determination Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Page LIBOR01 or such other page as may replace such Page LIBOR01, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Acquiring Fund’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Acquiring Fund’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Acquiring Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Rate Determination Date. If the number of days in a Rate Period shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR Rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

“Liquidation Preference,” with respect to a given number of VRDP Shares, means $100,000 times that number.

“Liquidity Provider” means Barclays Bank PLC.

“Liquidity Provider Information” means the (i) information under the captions “Summary—Liquidity Provider” and “Liquidity Provider” in the Acquiring Fund’s offering memorandum, as applicable, and (ii) any information in the Remarketing Materials under the caption “Liquidity Provider”, which in each case has been furnished in writing by the Liquidity Provider or its affiliates for inclusion therein (including without limitation through incorporation by reference).

“Liquidity Provider Ratings Event” has the meaning set forth on page 30 of this Appendix.

“Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Acquiring Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Shares Purchase Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than sixteen (16) days nor more than thirty (30) days following the date on which such Liquidity Provider Ratings Event first occurs.

“London Business Day” means any day on which commercial banks are generally open for business in London.

“Managed Assets” means the Acquiring Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Acquiring Fund’s accrued liabilities (other than money borrowed for investment purposes). For the avoidance of doubt, assets attributable to money borrowed for investment purposes includes the portion of the Acquiring Fund’s assets in a tender option bond trust of which the Acquiring Fund owns the residual interest (without regard to the value of the residual interest to avoid double counting).

“Mandatory Purchase” means the mandatory purchase of Outstanding VRDP Shares by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement in connection with a Mandatory Purchase Event.

“Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase determined in accordance with the Statement of Preferences and the VRDP Shares Purchase Agreement.

“Mandatory Purchase Event” means, (i) in connection with the termination of the VRDP Shares Purchase Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Shares Purchase Agreement then in effect, and (b) the Acquiring Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Shares Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Shares Purchase Agreement being replaced, or (ii) in connection with the termination of the VRDP Shares Purchase Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Acquiring Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Shares Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Shares Purchase Agreement being replaced. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

“Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of VRDP Shares, a notice substantially in the form attached to the VRDP Shares Purchase Agreement as Exhibit B, delivered by the Acquiring Fund or the Tender and Paying Agent on behalf of the Acquiring Fund to the Holders and the Liquidity Provider in accordance with the VRDP Shares Purchase Agreement and specifying a Mandatory Purchase Date.

“Mandatory Redemption” means a mandatory redemption pursuant to Section 10(b) of Part I of the Statement of Preferences.

“Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to the remarketing procedures in the Statement of Preferences and the VRDP Shares Purchase Agreement.

“Mandatory Tender Event” means (a) each failure by the Acquiring Fund to make a scheduled payment of dividends on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, following restoration of the short-term debt ratings to the requisite level, a subsequent Liquidity Provider Ratings Event, shall constitute a new Mandatory Tender Event); (c) in the event of a failure by the Acquiring Fund to pay the Liquidity Provider the applicable fee when due under the terms of the Fee Agreement if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Acquiring Fund that such failure to pay such fee constitutes a Mandatory Tender Event; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Acquiring Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Shares Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Shares Purchase Agreement being replaced; (f) the Acquiring Fund shall have provided a Notice of Proposed Special Rate Period in accordance with the Statement of Preferences or (g) in the event of a breach by the Acquiring Fund of its Effective

Leverage Ratio covenant with the Liquidity Provider set forth in the Fee Agreement and the failure to cure such breach within sixty (60) days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Acquiring Fund and the Tender and Paying Agent that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Acquiring Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

“Mandatory Tender Notice” means, in connection with the Mandatory Tender of VRDP Shares, a notice, substantially in the form attached to the VRDP Shares Remarketing Agreement as Annex II, delivered by the Acquiring Fund or the Tender and Paying Agent on behalf of the Acquiring Fund to the Holders and the Liquidity Provider in accordance with the VRDP Shares Purchase Agreement and specifying a Mandatory Tender Event and Purchase Date.

“Market Value” of any asset of the Acquiring Fund means the market value thereof determined by an independent third-party pricing service designated pursuant to the Acquiring Fund’s valuation policies and procedures approved from time to time by the Board of Trustees for use in connection with the determination of the Acquiring Fund’s net asset value. Market Value of any asset shall include any interest or dividends, as applicable, accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

“Maximum Rate” has the meaning set forth on page 11 of this Appendix, except during the Current Special Rate Period. During the Current Special Rate Period, “Maximum Rate” means 15% per annum, exclusive of any applicable Gross-up Payment or increased dividend payment relating to the inclusion in any dividend of net capital gains or ordinary income taxable for regular federal income tax purposes, in each case due and payable in accordance with the Statement of Preferences.

“Minimum Rate Period” means any Rate Period consisting of seven (7) Rate Period Days, as adjusted to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day.

“Minimum VRDP Shares Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the date of the Fee Agreement (excluding from (1) the denominator of such asset coverage test any senior securities for which the Acquiring Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (2) from the numerator of such asset coverage test, any Deposit Securities referred to in the previous clause (1)), with such changes thereafter as agreed with the prior written consent of the Liquidity Provider, of at least 200% or such higher percentage as required and specified in the Fee Agreement, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Acquiring Fund which are shares of beneficial interest in the Acquiring Fund, including all Outstanding VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

“Minimum VRDP Shares Asset Coverage Cure Date,” with respect to the failure by the Acquiring Fund to maintain the Minimum VRDP Shares Asset Coverage (as required by Section 6 of Part I of the Statement of Preferences and the Fee Agreement) as of the last Business Day of each month, means the tenth Business Day of the following month.

“Moody’s” means Moody’s Investors Service, Inc. a Delaware corporation, and its successors.

“Moody’s Discount Factor” means the discount factors set forth in the Moody’s Guidelines for use in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Moody’s long-term preferred stock ratings of VRDP Shares at the request of the Acquiring Fund.

“Moody’s Eligible Assets” means assets of the Acquiring Fund set forth in the Moody’s Guidelines as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Moody’s long-term preferred stock ratings of VRDP Shares at the request of the Acquiring Fund.

“Moody’s Guidelines” means the guidelines applicable to Moody’s current ratings of the VRDP Shares, provided by Moody’s in connection with Moody’s long-term preferred stock ratings of VRDP Shares at the request of the Acquiring Fund (a copy of which is available on request of the Acquiring Fund), in effect on the date hereof and as may be amended from time to time, provided, however, that any such amendment will not be effective for thirty (30) days from the date that Moody’s provides final notice of such amendment to the Acquiring Fund or such earlier date as the Acquiring Fund may elect.

“Moody’s Provisions” means Sections 7, 8(c)(B) and 9 of Part I of the Statement of Preferences with respect to Moody’s, and any other provisions hereof with respect to Moody’s long-term preferred stock ratings of VRDP Shares at the request of the Acquiring Fund, including any provisions of the Statement of Preferences with respect to obtaining and maintaining a long-term preferred stock rating on VRDP Shares from Moody’s. The Acquiring Fund is required to comply with the Moody’s Provisions only if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund.

“Municipal Obligations” means Municipal Bonds as described in this Proxy Statement.

“Net Tax-Exempt Income” means the excess of the amount of interest excludable from gross income under section 103(a) of the Code over the amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

“Notice of Proposed Special Rate Period” has the meaning set forth on page 8 of this Appendix.

“Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form attached as Exhibit A to the VRDP Shares Purchase Agreement.

“Notice of Redemption” means any notice with respect to the redemption of VRDP Shares pursuant to the Statement of Preferences.

“Notice of Revocation” has the meaning set forth on page 24 of this Appendix.

“Notice of Special Rate Period” has the meaning set forth on page 9 of this Appendix.

“Notice of Tender” means, in connection with an Optional Tender, a notice delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to tender shares of a series of VRDP Shares for sale on a Purchase Date.

“NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Acquiring Fund or the Liquidity Provider, including, at the date hereof, Moody’s and Fitch.

“Optional Redemption” means an optional redemption pursuant to Section 10(a) of Part I of the Statement of Preferences.

“Optional Tender” means any tender of shares of a Series of VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing of VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider.

“Other Rating Agency” means each NRSRO, if any, other than Moody’s or Fitch then providing a short-term or long-term preferred stock rating for the VRDP Shares pursuant to the request of the Acquiring Fund.

“Other Rating Agency Eligible Assets” means assets of the Acquiring Fund set forth in the Other Rating Agency Guidelines as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with an Other Rating Agency’s long-term preferred stock ratings of VRDP Shares at the request of the Acquiring Fund.

“Other Rating Agency Guidelines” means the guidelines applicable to each Other Rating Agency’s long-term preferred stock ratings of the VRDP Shares, provided by an Other Rating Agency in connection with such Other Rating Agency’s long-term preferred stock ratings of VRDP Shares at the request of the Acquiring Fund (a copy of which is available on request of the Acquiring Fund), as may be amended from time to time; provided, however, that any such amendment will not be effective except as agreed between the Other Rating Agency and the Acquiring Fund.

“Other Rating Agency Provisions” means Sections 7, 8(c)(B) and 9 of Part I of the Statement of Preferences with respect to any Other Rating Agency then rating the VRDP Shares at the request of the Acquiring Fund, and any other provisions of the Statement of Preferences with respect to such Other Rating Agency’s long-term preferred stock ratings of VRDP Shares, including any provisions with respect to obtaining and maintaining a long-term preferred stock rating on VRDP Shares from such Other Rating Agency. The Acquiring Fund is required to comply with the Other Rating Agency Provisions of an Other Rating Agency only if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund.

“Outstanding” means, as of any date with respect to the VRDP Shares, the number of such VRDP Shares theretofore issued by the Acquiring Fund except, without duplication, (i) any such VRDP Shares theretofore cancelled or delivered to the Tender and Paying Agent for cancellation or redemption by the Acquiring Fund, (ii) any such VRDP Shares with respect to which the Acquiring Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying

Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 10 of Part I of the Statement of Preferences, (iii) any such VRDP Shares as to which the Acquiring Fund shall be a Beneficial Owner, and (iv) any such VRDP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Acquiring Fund; provided, however, with respect to clause (ii), any such VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Shares Purchase Agreement until redeemed by the Acquiring Fund.

“Overconcentration Amount” means as of any date of calculation of the Effective Leverage Ratio, an amount equal to the sum of: (i) the Market Value of the Acquiring Fund’s assets that are rated below A-/A3 in excess of 50% of the Market Value of the Acquiring Fund’s Managed Assets; (ii) the Market Value of the Acquiring Fund’s assets that are rated below investment grade in excess of 20% of the Market Value of the Acquiring Fund’s Managed Assets; (iii) the Market Value of the Acquiring Fund’s assets that constitute tobacco obligations in excess of 10% of the Market Value of the Acquiring Fund’s Managed Assets; and (iv) the Market Value of all Deferred Compensation Hedge Assets, if any.

“Participant” has the meaning set forth on page 40 of this Appendix.

“Participation” has the meaning set forth on page 40 of this Appendix.

“Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Placement Agreement” means the placement agreement dated as of September 13, 2011, between the Acquiring Fund and BlackRock Investments, LLC with respect to the offering and sale of the VRDP Shares.

“Preferred Shares” mean the preferred shares of beneficial interest in the Acquiring Fund, and includes the VRDP Shares.

“Preliminary Notice of Purchase” has the meaning set forth on page 26 of this Appendix.

“Purchase Date,” with respect to any purchase of VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh (7th) day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event will be not later than seven (7) days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided that: (A) the Purchase Date in connection with the failure of the Acquiring Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event will be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Acquiring Fund obtaining an Alternate VRDP Shares

Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Shares Purchase Agreement being replaced and the effective date of such Alternate VRDP Shares Purchase Agreement (which may not be later than the termination date of the VRDP Shares Purchase Agreement); and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first (1st) day of such proposed Special Rate Period.

“Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of the VRDP Shares Purchase Agreement to purchase Outstanding VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such VRDP Shares.

“Purchase Price” means an amount equal to the Liquidation Preference of any VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to but excluding, the relevant Purchase Date.

“Purchased VRDP Shares” means all VRDP Shares purchased by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such VRDP Shares.

“QIB” means a “qualified institutional buyer,” as defined in Rule 144A promulgated under the Securities Act.

“Rate Determination Date” means, with respect to any series of VRDP Shares, the last day of a Rate Period for such series, or if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will determined without regard to any prior extension of a Rate Determination Date to a Business Day.

“Rate Period,” with respect to the VRDP Shares, means the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period.

“Rate Period Days,” for any Rate Period, means the number of days that would constitute such Rate Period but for the application of paragraph (d) of Section 2 of Part I of the Statement of Preferences or paragraph (b) of Section 4 of Part I of the Statement of Preferences.

“Rating Agency” means each of Fitch (if Fitch is then rating VRDP Shares at the request of the Acquiring Fund), Moody’s (if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund) and any Other Rating Agency (if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund).

“Rating Agency Eligible Assets” means assets of the Acquiring Fund set forth in the Rating Agency Guidelines of a Rating Agency as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with such Rating Agency’s long-term preferred stock rating of shares of a series of VRDP Shares at the request of the Acquiring Fund.

“Rating Agency Guidelines” means Moody’s Guidelines (if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund), Fitch Guidelines (if Fitch is then rating VRDP Shares at the request of the Acquiring Fund) and any Other Rating Agency Guidelines (if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund).

“Rating Agency Provisions” means the Moody’s Provisions (if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund), the Fitch Provisions (if Fitch is then rating VRDP Shares at the request of the Acquiring Fund) and any Other Rating Agency Provisions (if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund). The Acquiring Fund is required to comply with the Rating Agency Provisions of a Rating Agency only if such Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund.

“Ratings Spread” has the meaning set forth on page 38 of this Appendix.

“Redemption Date” has the meaning set forth on page 17 of this Appendix.

“Redemption Premium” means, if the VRDP Shares are rated above A1/A+ and its equivalent by all Rating Agencies than the VRDP Shares as of the relevant Redemption Date and with respect to the VRDP Shares subject to redemption on such Redemption Date, other than in respect of any redemption requires to comply with the VRDP Shares Basic Maintenance Amount or the Minimum VRDP Shares Asset Coverage requirements or any optional redemption in connection with a redemption to comply with the Minimum VRDP Shares Asset Coverage requirements that result in Minimum VRDP Shares Asset Coverage of up to 240%, an amount equal to: (a) if such Redemption Date occurs on a date two years or more before the last day of the Special Rate Period, the product of 3% and the Liquidation Preference of the VRDP Shares subject to redemption; (b) If such Redemption Date occurs on a date that is less than two years but more than or equal to 18 months from the last day of the Special Rate Period, the product of 2% and the Liquidation Preference of the VRDP Shares subject to redemption; and (c) if such Redemption Date occurs on a date that is less than 18 months but more than or equal to one year from the last day of the Special Rate Period, the product of 1% and the Liquidation Preference of the VRDP Shares subject to redemption.

“Redemption Price” means the applicable redemption price specified in the Statement of Preferences in respect of a Mandatory Redemption or an Optional Redemption.

“Reference Banks” means four major banks in the London interbank market selected by the Remarketing Agent or its affiliates or successors or such other party as the Acquiring Fund may from time to time appoint.

“Related Documents” means the Charter, the Statement of Preferences, the Fee Agreement, the Placement Agreement, the VRDP Shares Remarketing Agreement, the VRDP Shares Purchase Agreement and the Tender and Paying Agent Agreement.

“Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

“Related Party Termination Date” means the effective date of the termination of the VRDP Shares Purchase Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

“Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Acquiring Fund other than through the acquisition of VRDP Shares pursuant to the terms of the VRDP Shares Purchase Agreement.

“Remarketing” means the remarketing of VRDP Shares by the Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the VRDP Shares Remarketing Agreement and Part II of the Statement of Preferences.

“Remarketing Agent” means Citigroup Global Markets Inc.

“Remarketing Materials” means (i) the Acquiring Fund’s most recent annual report and, if available, subsequent semi-annual report, which shall be deemed to have been made available upon the electronic availability of any such document on a public website, (ii) the most recent annual and, if available, interim report of the Liquidity Provider, in each case which shall be deemed to have been made available upon the electronic availability of any such document on a public website, (iii) such other publicly available information as the Acquiring Fund or the Liquidity Provider or the Remarketing Agent, if applicable, may reasonably request from time to time, of the Liquidity Provider, the Acquiring Fund or the Remarketing Agent, and such other documentation, representations, warranties and certifications as the Acquiring Fund, the Liquidity Provider or the Remarketing Agent, if applicable, may reasonably request, it being understood that the Acquiring Fund, the Liquidity Provider or the Remarketing Agent, if applicable, may, in its discretion, determine to deliver to purchasers and prospective purchasers, in connection with the offer and sale of VRDP Shares by the Remarketing Agent or, if applicable, the Liquidity Provider, a Remarketing Memorandum, and (iv) such other publicly available information necessary, in the opinion of counsel for the Acquiring Fund, the Liquidity Provider or the Remarketing Agent, if applicable, to amend or supplement the foregoing materials, in order that the foregoing materials will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time made available to or delivered to a purchaser.

“Remarketing Memorandum” means the Acquiring Fund’s offering memorandum for the VRDP Shares or any other written communication describing the Acquiring Fund, the Liquidity Provider and/or the terms of the VRDP Shares and the Purchase Obligation, which has been approved prior to its use by each party hereto and, if applicable, the Liquidity Provider in writing for use in connection with Remarketing, which approval shall not be unreasonably withheld or delayed and shall (i) be limited in scope to the Liquidity Provider Information in the case of any such approval by the Liquidity Provider and (ii) exclude the Liquidity Provider Information in the case of any such approval by the Fund; provided, however, the Acquiring Fund agrees to consult with the Liquidity Provider regarding the contents of the Offering Memorandum and any other written communication describing the Acquiring Fund, the Liquidity Provider and/or the terms of the VRDP Shares and the Purchase Obligation as reasonably requested by the Liquidity Provider from time to time and to work in good faith with the Liquidity Provider to resolve any comments or questions the Liquidity Provider may have thereto.

“Remarketing Notice” has the meaning set forth on page 26 of this Appendix.

“Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined from time to time in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

“Scheduled Termination Date” has the meaning set forth on page 30 of this Appendix.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

“SIFMA Municipal Swap Index” means on any Rate Determination Date the Securities Industry and Financial Markets Association Municipal Swap Index, produced and made available by Municipal Market Data as of 3:00 p.m., New York City time, on the Rate Determination Date.

“Six-Month Period” has the meaning set forth on page 15 of this Appendix.

“Special Optional Tender Provisions” means optional tender provisions relating to a Special Rate Period.

“Special Rate Period” has the meaning set forth on page 7 of this Appendix.

“Special Rate Period Commencement Date” means October 22, 2015.

“Special Redemption Provisions” has the meaning set forth on page 16 of this Appendix.

“SRP Applicable Rate” has the meaning set forth on page 38 of this Appendix.

“SRP Calculation Date” means (i) with respect to the SRP Initial Calculation Period the Business Day immediately preceding, the Special Rate Period Commencement Date and (ii) with respect to any SRP Subsequent Calculation Period, the last day of the immediately preceding SRP Calculation Period, provided that the next succeeding SRP Calculation Date will be determined without regard to any prior extension of a SRP Calculation Date to a Business Day.

“SRP Calculation Period” means the SRP Initial Calculation Period and any SRP Subsequent Calculation Period.

“SRP Initial Calculation Period” means, with respect to the VRDP Shares, the period commencing on, and including, the Special Rate Period Commencement Date and ending on, and including, the next succeeding Wednesday, or, if such day is not a Business Day, the next succeeding Business Day.

“Statement of Preferences” means the Acquiring Fund’s Statement of Preferences Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares, as amended.

“SRP Subsequent Calculation Period” means, with respect to the VRDP Shares, the period from, and including, the first day following a SRP Calculation Date to, and including, the next succeeding Wednesday, or, if such day is not a Business Day, the next succeeding Business Day.

“Subsequent Rate Period,” with respect to the VRDP Shares, means the period from, and including, the first (1st) day following the Initial Rate Period of the VRDP Shares to, and including, the next Rate Determination Date for the VRDP Shares and any period thereafter from, and including, the first (1st) day following a Rate Determination Date for the VRDP Shares to, and including, the next succeeding Rate Determination Date for the VRDP Shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first (1st) day of such Special Rate Period and ending on, and including, the last day of the last Dividend Period thereof; except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period.

“Substitute LIBOR Dealer” means any LIBOR Dealer selected by the Acquiring Fund; provided that none of such entities shall be an existing LIBOR Dealer.

“Taxable Allocation” has the meaning set forth on page 6 of this Appendix.

“Tender” means an Optional Tender or Mandatory Tender, as applicable.

“Tender and Paying Agent” means The Bank of New York Mellon, or, with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), any successor Person, which has entered into an agreement with the Acquiring Fund to act in such capacity as the Acquiring Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to VRDP Shares.

“Tender and Paying Agent Agreement” means the tender and paying agent agreement, dated as of September 15, 2011, by and between the Acquiring Fund and the initial Tender and Paying Agent as amended, modified or supplemented from time to time, or any similar agreement with a successor tender and paying agent.

“Total Holders” means, with respect to any Series of VRDP Shares, the Holders of 100% of the aggregate Outstanding amount of the VRDP Shares of such Series.

“U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Valuation Date” means, for purposes of determining whether the Acquiring Fund is maintaining the VRDP Shares Basic Maintenance Amount, (i) each Friday that is a Business Day occurring after the Date of Original Issue or, for any such Friday that is not a Business Day, the immediately preceding Business Day and (ii) the Date of Original Issue.

“VRDP Shares” means the shares of the Acquiring Fund’s Series W-7 Variable Rate Demand Preferred Shares.

“VRDP Shares Basic Maintenance Amount,” as of any Valuation Date, shall have the meaning set forth for “Basic Maintenance Amount” in the Rating Agency Guidelines.

“VRDP Shares Basic Maintenance Cure Date,” with respect to the failure by the Acquiring Fund to satisfy the VRDP Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of the Statement of Preferences) as of a given Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines, but in no event shall it be longer than 10 Business Days following such Valuation Date.

“VRDP Shares Basic Maintenance Report” shall have the meaning set forth for “Basic Maintenance Report” in the Rating Agency Guidelines.

“VRDP Shares Purchase Agreement” means the VRDP Shares purchase agreement, dated as of November 21, 2012, by and between the Liquidity Provider and the initial Tender and Paying Agent, as amended, modified or supplemented, or any Alternate VRDP Shares Purchase Agreement.

“VRDP Shares Remarketing Agreement” means the VRDP Shares remarketing agreement, dated as of November 21, 2012, by and between the Acquiring Fund and the initial Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor remarketing agent.

APPENDIX C—FORM OF AMENDMENT TO STATEMENT OF PREFERENCES

AMENDMENT TO THE

STATEMENT OF PREFERENCES OF

VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

The undersigned officer of BlackRock Municipal Income Investment Trust (the “Trust”), a Delaware statutory trust, hereby certifies as follows:

1. The Board of Trustees of the Trust (with the consent of the Holders (as defined in the Statement of Preferences) of the VRDP Shares required under Section 5 of the Statement of Preferences) has adopted resolutions to amend the Statement of Preferences as follows:

The section entitled “Designation” in the Statement of Preferences is deleted in its entirety and replaced with the following:

DESIGNATION

Series W-7: A series of 520 preferred shares of beneficial interest, par value $0.001 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series W-7 Variable Rate Demand Preferred Shares,” also referred to herein as “Series W-7 VRDP Shares.” Each Series W-7 VRDP Share shall be issued on a date determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Applicable Rate equal to the sum of 0.15% per annum plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, published at 3:00 p.m., New York City time, on Wednesday, September 14, 2011, or 0.30% per annum, if the SIFMA Municipal Swap Index is not so published, for the Initial Rate Period from, and including, the Date of Original Issue to, and including, September 21, 2011 and an initial Dividend Payment Date of October 1, 2011; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Charter, as set forth in Parts I and II of this Statement of Preferences. The Series W-7 VRDP Shares shall constitute a separate series of preferred shares of beneficial interest in the Trust and each Series W-7 VRDP Share shall be identical. Except as otherwise provided with respect to any additional Series of VRDP Shares, the terms and conditions of this Statement of Preferences apply to each Series of VRDP Shares.

2. Except as amended hereby, the Statement of Preferences remains in full force and effect.

3. An original copy of this amendment shall be lodged with the records of the Trust and filed in such places as the Trustees deem appropriate.

Dated this [•]th day of [•] 2016.

BLACKROCK MUNICIPAL INCOME INVESTMENT TRUST

By:
Name:
Title:

C-1

APPENDIX D – RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

L	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p	This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi	Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim	Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Other Ratings Symbols

e

Expected ratings. To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to anticipate Moody’s forthcoming rating assignments based on reliable information from third-party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices (i.e., medium term notes are typically, but not always, assigned the same rating as the note’s program rating). Expected Ratings will exist only until Moody’s confirms the Expected Rating, or issues a different rating for the relevant instrument. Moody’s encourages market participants to contact Moody’s Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings, or wish Moody’s to confirm an Expected Rating.

(P)	Provisional Ratings. As a service to the market and at the request of an issuer, Moody’s will often assign a provisional rating when the assignment of a final rating is subject to the fulfillment of contingencies but it is highly likely that the rating will become definitive after all documents are received or an obligation is issued into the market. A provisional rating is denoted by placing a (P) in front of the rating. Such ratings are typically assigned to shelf registrations under SEC rule 415 or transaction-based structures that require investor education. When a transaction uses a well-established structure and the transaction’s structure and terms are not expected to change prior to sale in a manner that would affect the rating, a definitive rating may be assigned directly.

#	Refundeds. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.

WR	Withdrawn. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

NR	Not Rated. NR is assigned to an unrated issuer, obligation and/or program.

NAV	Not Available. An issue that Moody’s has not yet rated is denoted by the NAV symbol.

TWR	Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch website.

Long-Term Credit Ratings Scales

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a coercive debt exchange on one or more material financial obligations.

D	Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation should an issuer default.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

FORM OF PROXY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

PROXY	BLACKROCK MUNICIPAL BOND INVESTMENT TRUST (the “Trust”) SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 21, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES	PROXY

PREFERRED SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the Trust that the undersigned is entitled to vote at the special meeting of shareholders of the Trust to be held on March 21, 2016 or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Special Meeting of Shareholders to Be Held on March 21, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-27345

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

		FOR	AGAINST	ABSTAIN
1(A).	The common shareholders and preferred shareholders of the Trust are being asked to approve an Agreement and Plan of Reorganization between the Trust and BlackRock Municipal Income Investment Trust and the transactions contemplated therein, including the termination of the Trust’s registration under the 1940 Act and the Trust’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware law.	☐	☐	☐

1(B).	The preferred shareholders of the Trust are being asked to approve an Agreement and Plan of Reorganization between the Trust and BlackRock Municipal Income Investment Trust and the transactions contemplated therein, including the termination of the Trust’s registration under the 1940 Act and the Trust’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware law.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

PROXY	BLACKROCK MUNICIPAL INCOME INVESTMENT TRUST (the “Trust”) SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 21, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES	PROXY

PREFERRED SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the Trust that the undersigned is entitled to vote at the special meeting of shareholders of the Trust to be held on March 21, 2016 or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Special Meeting of Shareholders to Be Held on March 21, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-27345

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

		FOR	AGAINST	ABSTAIN
1(C).	The preferred shareholders of the Trust are being asked to approve an Agreement and Plan of Reorganization between BlackRock Municipal Bond Investment Trust and the Trust and the transactions contemplated therein, including the issuance of additional preferred shares.	☐	☐	☐

2.	The common shareholders and preferred shareholders of the Trust are being asked to approve the issuance of additional shares of common stock of the Trust in connection with the Agreement and Plan of Reorganization between BlackRock Municipal Bond Investment Trust and the Trust.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

AUGUST 31, 2015

ANNUAL REPORT

BlackRock Municipal Bond Investment Trust (BIE)

BlackRock Municipal Bond Trust (BBK)

BlackRock Municipal Income Investment Quality Trust (BAF)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Investment Quality Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	AUGUST 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended August 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. U.S. growth picked up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (“Fed”) would eventually be inclined to raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. Although these concerns abated in the later part of July when the Greek parliament passed a series of austerity and reform measures, the calm was short-lived. Chinese equity prices plunged and experienced extreme volatility despite policymakers’ attempts to stabilize the market. Financial markets broadly were highly volatile during the month of August as evidence of a further deceleration in China’s economy stoked worries about global growth. Equity and high yield assets declined, with emerging markets especially hard hit given falling commodity prices and lower growth estimates for many of those economies. High quality fixed income assets such as U.S. Treasury and municipal bonds benefited from investors seeking shelter from global volatility.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(5.32)%	0.48%
U.S. small cap equities (Russell 2000® Index)	(5.36)	0.03
International equities (MSCI Europe, Australasia, Far East Index)	(6.30)	(7.47)
Emerging market equities (MSCI Emerging Markets Index)	(15.97)	(22.95)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.86)	3.24
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.68)	1.56
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.21	2.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.85)	(2.93)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended August 31, 2015

Municipal Market Conditions

Municipal bonds generated positive performance for the period, thanks to a favorable supply-and-demand environment and declining interest rates in the earlier half. (Bond prices rise as rates fall.) Interest rates moved lower in 2014 even as the U.S. Federal Reserve (the “Fed”) curtailed its open-market bond purchases. This, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger-performing sectors for the year. This trend continued into the beginning of 2015 until rate volatility ultimately increased in February as a result of uneven U.S. economic data and widening central bank divergence, i.e., rate cuts outside the United States while the Fed poised for normalizing U.S. rates. During the 12 months ended August 31, 2015, municipal bond funds garnered net inflows of approximately $20 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $417 billion (considerably higher than the $308 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of August 31, 2015
6 months: 0.21%
12 months: 2.38%

A Closer Look at Yields

From August 31, 2014 to August 31, 2015, yields on AAA-rated 30-year municipal bonds rose by 7 basis points (“bps”) from 3.03% to 3.10%, while 10-year rates rose by 9 bps from 2.07% to 2.16% and 5-year rates increased 25 bps from 1.08% to 1.33% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 22 bps and the spread between 2- and 10-year maturities flattened by 20 bps.

During the same time period, U.S. Treasury rates fell by 15 bps on 30-year bonds, 14 bps on 10-year bonds and 9 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries across the yield curve, most notably in the intermediate part of the curve as a result of increased supply and tempered demand. In absolute terms, positive performance of muni bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. The four largest states — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of August 31, 2015, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	AUGUST 31, 2015

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trusts were not leveraged. In addition, the Trusts may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trusts incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment advisor will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trusts’ obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	5

Trust Summary as of August 31, 2015	BlackRock Municipal Bond Investment Trust

Trust Overview

BlackRock Municipal Bond Investment Trust’s (BIE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds the interest of which is exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BIE
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2015 ($14.10)[1]	6.47%
Tax Equivalent Yield[2]	11.43%
Current Monthly Distribution per Common Share[3]	$0.076
Current Annualized Distribution per Common Share[3]	$0.912
Economic Leverage as of August 31, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BIE[5]	2.85%	4.26%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	3.91%	4.56%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

Given the outperformance of longer-term bonds, the Trust’s duration positioning (interest rate sensitivity) had a positive impact on performance. The Trust’s longer-dated holdings in the transportation and health sectors were particularly strong contributors to performance. At a time of modest price gains for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipal bond yields and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Municipal Bond Investment Trust

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$14.10	$14.58	(3.29)%	$15.69	$13.93
Net Asset Value	$15.95	$16.27	(1.97)%	$16.76	$15.80

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
Transportation	28%	25%
County/City/Special District/School District	24	23
Utilities	15	16
Health	12	14
Education	8	7
State	8	9
Tobacco	3	1
Corporate	1	1
Housing	1	4

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	7%	10%
AA/Aa	60	59
A	24	25
BBB/Baa	6	5
BB/Ba	1	—
B	1	1
N/R	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	—
2016	2%
2017	1
2018	16
2019	30

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	7

Trust Summary as of August 31, 2015	BlackRock Municipal Bond Trust

Trust Overview

BlackRock Municipal Bond Trust’s (BBK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from regular federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BBK
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2015 ($15.23)[1]	5.91%
Tax Equivalent Yield[2]	10.44%
Current Monthly Distribution per Common Share[3]	$0.075
Current Annualized Distribution per Common Share[3]	$0.900
Economic Leverage as of August 31, 2015[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BBK[5]	3.83%	5.96%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	3.91%	4.56%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

With this as the backdrop, the Trust’s position in longer-dated bonds benefited performance. The Trust’s allocations to the health, transportation and utilities sectors were also positive contributors to performance. The Trust’s investment-grade holdings in the AA and A rated categories contributed positively, as did its exposure to higher yielding bonds.

•

Given the modest total return for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•

The Trust’s position in certain longer duration bonds detracted from performance. Its use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipal bonds and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary
	8/31/15	8/31/14	Change	High	Low
Market Price	$15.23	$15.59	(2.31)%	$16.93	$14.82
Net Asset Value	$16.49	$16.54	(0.30)%	$17.35	$16.25

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
Health	23%	21%
Education	16	12
County/City/Special District/School District	16	20
Transportation	13	17
Utilities	13	11
State	9	6
Corporate	6	7
Tobacco	3	1
Housing	1	5

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	6%	11%
AA/Aa	43	43
A	27	22
BBB/Baa	11	14
BB/Ba	6	5
N/R2	7	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2015 and August 31,2014, the market value of unrated securities deemed by the investment advisor to be investment grade each representing 2%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	2%
2016	2
2017	3
2018	11
2019	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	9

Trust Summary as of August 31, 2015	BlackRock Municipal Income Investment Quality Trust

Trust Overview

BlackRock Municipal Income Investment Quality Trust’s (BAF) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax and Florida intangible property tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BAF
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2015 ($13.89)[1]	5.92%
Tax Equivalent Yield[2]	10.46%
Current Monthly Distribution per Common Share[3]	$0.0685
Current Annualized Distribution per Common Share[3]	$0.8220
Economic Leverage as of August 31, 2015[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BAF[5]	3.68%	4.71%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	3.91%	4.56%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

Given the outperformance of longer-term bonds, the Trust’s duration positioning (interest rate sensitivity) had a positive impact on performance. (Bond prices rise when rates fall.) The Trust’s longer-dated holdings in the transportation, school districts, utilities and state tax-backed sectors were particularly strong contributors to performance. At a time of modest price gains for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipal bonds and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Municipal Income Investment Quality Trust

Market Price and Net Asset Value Per Share Summary
	8/31/15	8/31/14	Change	High	Low
Market Price	$13.89	$14.18	(2.05)%	$15.29	$13.71
Net Asset Value	$15.80	$15.97	(1.06)%	$16.57	$15.60

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
County/City/Special District/School District	31%	32%
Transportation	28	28
Utilities	17	19
Health	13	12
State	6	5
Education	3	2
Tobacco	1	1
Housing	1	1

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	3%	3%
AA/Aa	74	75
A	20	20
BBB/Baa	3	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	—
2016	—
2017	—
2018	15%
2019	19

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	11

Trust Summary as of August 31, 2015	BlackRock Municipal Income Quality Trust

Trust Overview

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2015 ($13.67)[1]	6.28%
Tax Equivalent Yield[2]	11.10%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of August 31, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BYM[5]	4.03%	3.85%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	3.91%	4.56%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds delivered a positive total return during the 12-month period. Long-term bonds outperformed short-term debt, leading to a flattening of the yield curve for the full 12 months. Performance trends differed significantly during throughout the 12-month period. In the first five months (September 2014 through February 2015), the market rallied significantly and the municipal yield curve flattened aggressively. During this time, long-term rates fell much more than intermediate rates, while two-year rates rose. In contrast, the final seven months of the period brought weaker price performance and a steepening of the yield curve.

•

Given the modest total return for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. The Trust’s positions in the school district and transportation sectors also contributed positively.

•

The Trust’s positions in Chicago general obligation bonds and related securities, as well as New Jersey state-appropriated credits, detracted from performance. The yield spreads on these securities widened significantly due to concerns over pension funding and the associated downgrades to the issuers’ credit ratings. The Trust was also negatively impacted by its duration exposure, as municipal yields increased slightly during the annual period. Additionally, the Trust’s use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipal bonds and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary
	8/31/15	8/31/14	Change	High	Low
Market Price	$13.67	$13.96	(2.08)%	$15.17	$13.29
Net Asset Value	$15.21	$15.56	(2.25)%	$16.14	$15.07

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
County/City/Special District/School District	27%	32%
Transportation	25	25
Health	13	8
Utilities	11	13
State	11	12
Education	7	6
Tobacco	3	2
Corporate	3	2

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	15%	17%
AA/Aa	57	52
A	21	26
BBB/Baa	6	5
N/R	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	3%
2016	3
2017	8
2018	17
2019	8

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	13

Trust Summary as of August 31, 2015	BlackRock Municipal Income Trust II

Trust Overview

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE MKT	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2015 ($14.18)[1]	6.69%
Tax Equivalent Yield[2]	11.82%
Current Monthly Distribution per Common Share[3]	$0.079
Current Annualized Distribution per Common Share[3]	$0.948
Economic Leverage as of August 31, 2015[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BLE[5]	2.83%	5.01%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	3.91%	4.56%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

Given the modest total return for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. The Trust’s investment-grade holdings in the AA and A rated categories contributed positively, as did its concentrations in the transportation, health, utilities and corporate-related sectors. The Trust’s positioning with respect to duration (sensitivity to interest rate movements) and the yield curve made more modest contributions. In addition, the use of leverage allowed the Trust to enhance its level of income.

•

The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipal bonds and finished the period lower. Additionally, the Trust’s positions in tax-backed bonds issued by Illinois and New Jersey underperformed due to increasing concerns regarding unfunded pension liabilities and future budget gaps.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary
	8/31/15	8/31/14	Change	High	Low
Market Price	$14.18	$14.70	(3.54)%	$16.66	$13.82
Net Asset Value	$15.25	$15.48	(1.49)%	$16.09	$15.15

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
Transportation	22%	20%
Utilities	16	16
County/City/Special District/School District	15	13
Health	12	14
Corporate	10	11
State	9	11
Education	9	8
Tobacco	5	4
Housing	2	3

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	7%	7%
AA/Aa	40	32
A	23	28
BBB/Baa	15	17
BB/Ba	5	5
B	1	2
N/R2	9	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade representing 2% and 1%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	7%
2016	4
2017	4
2018	6
2019	18

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	15

Trust Summary as of August 31, 2015	BlackRock MuniHoldings Investment Quality Fund

Trust Overview

BlackRock MuniHoldings Investment Quality Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of August 31, 2015 ($14.06)[1]	6.10%
Tax Equivalent Yield[2]	10.78%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of August 31, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
MFL[5]	7.28%	4.29%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	3.91%	4.56%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

Given the outperformance of longer-term bonds, the Trust’s duration positioning (interest rate sensitivity) had a positive impact on performance. (Bond prices rise when rates fall.) The Trust’s longer-dated holdings in the transportation and utilities sectors were particularly strong contributors to performance. At a time of modest price gains for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipal bonds and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	AUGUST 31, 2015

BlackRock MuniHoldings Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$14.06	$13.92	1.01%	$15.15	$13.19
Net Asset Value	$15.18	$15.46	(1.81)%	$16.01	$15.03

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
Transportation	36%	35%
County/City/Special District/School District	18	18
Utilities	17	19
Health	10	11
State	9	9
Education	5	6
Corporate	2	—
Housing	2	1
Tobacco	1	1

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	5%	5%
AA/Aa	62	65
A	29	28
BBB/Baa	4	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	—
2016	1%
2017	3
2018	14
2019	25
[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	17

Trust Summary as of August 31, 2015	BlackRock MuniVest Fund, Inc.

Trust Overview

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust primarily invests in long term municipal obligations rated investment grade at the time of investment and in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE MKT	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of August 31, 2015 ($9.65)[1]	6.65%
Tax Equivalent Yield[2]	11.75%
Current Monthly Distribution per Common Share[3]	$0.0535
Current Annualized Distribution per Common Share[3]	$0.6420
Economic Leverage as of August 31, 2015[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
MVF[5]	4.71%	4.27%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	3.91%	4.56%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

At a time of low total returns for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. The Trust’s exposure to long-maturity bonds benefited performance given the flattening of the yield curve. Exposure to the health and transportation sectors provided the largest sector total returns for the period.

•

The Trust’s duration positioning (sensitivity to interest rate movements) detracted modestly from performance given that bond yields rose across the yield curve during the period. The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipal bonds and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	ANNUAL REPORT	AUGUST 31, 2015

BlackRock MuniVest Fund, Inc.

Market Price and Net Asset Value Per Share Summary
	8/31/15	8/31/14	Change	High	Low
Market Price	$9.65	$9.83	(1.83)%	$10.59	$9.20
Net Asset Value	$10.04	$10.27	(2.24)%	$10.56	$9.94

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
Health	24%	23%
Transportation	22	22
Education	11	10
Corporate	11	10
County/City/Special District/School District	10	12
Utilities	10	10
Housing	4	5
State	4	5
Tobacco	4	3

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	9%	10%
AA/Aa	46	49
A	23	23
BBB/Baa	13	12
BB/Ba	3	1
B	1	2
N/R2	5	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade representing 2% and 1%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	4%
2016	5
2017	8
2018	15
2019	20

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	19

Schedule of Investments August 31, 2015	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$145	$162,285
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	180	138,242
California — 13.8%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	700	779,975
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	120	137,099
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	410	484,063
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	760	836,646
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	1,000	1,143,050
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	850	955,400
State of California, GO, Various Purposes, 6.00%, 3/01/33	685	825,281
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	500	597,520
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	210	244,196
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	160	188,483
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	1,000	1,141,900

		7,333,613
Colorado — 2.8%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	750	854,925
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	580	655,000

		1,509,925
Florida — 5.1%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	105	121,354
County of Miami-Dade Florida, RB, Seaport, Series A, 6.00%, 10/01/38	1,875	2,249,231
Municipal Bonds	Par (000)	Value
Florida (concluded)
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	$305	$348,499

		2,719,084
Georgia — 1.2%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	555	633,266
Illinois — 18.5%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	1,590	1,903,898
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	250	252,662
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	500	530,255
5.25%, 12/01/40	750	786,960
5.00%, 12/01/44	565	589,623
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	250	284,395
5.25%, 12/01/43	1,000	1,107,780
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	750	877,215
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	1,000	1,151,390
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/40	340	374,078
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	365	420,604
6.00%, 6/01/28	105	123,391
State of Illinois, GO:
5.25%, 2/01/31	255	263,392
5.25%, 2/01/32	500	514,680
5.50%, 7/01/33	500	538,135
5.50%, 7/01/38	110	116,740

		9,835,198
Indiana — 2.6%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,190	1,355,946
Kansas — 1.9%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	900	1,026,810
Kentucky — 1.8%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	800	934,360
Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	380	451,505

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	PILOT	Payment in Lieu of Taxes
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	PSF-GTD	Permanent School Fund Guaranteed
BARB	Building Aid Revenue Bonds	HFA	Housing Finance Agency	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corp.	IDA	Industrial Development Authority	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	IDB	Industrial Development Board	S/F	Single-Family
COP	Certificates of Participation	ISD	Independent School District

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	$315	$344,723

		796,228
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	675	808,427
Massachusetts — 4.6%
Massachusetts Development Finance Agency, Refunding RB, Trustees of Deerfield Academy, 5.00%, 10/01/40	375	428,674
Massachusetts Port Authority, Refunding RB, Series A:
5.00%, 7/01/40	1,130	1,288,109
5.00%, 7/01/45	360	408,431
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 7/01/36	300	345,252

		2,470,466
Michigan — 3.3%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	485	567,954
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	500	566,035
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	530	644,390

		1,778,379
Mississippi — 2.4%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,000	1,275,190
Nevada — 4.3%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,000	1,143,050
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	1,000	1,160,300

		2,303,350
New Jersey — 5.6%
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.50%, 12/15/29	750	785,378
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	610	642,903
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	695	751,434
Series AA, 5.50%, 6/15/39	760	797,194

		2,976,909
New York — 4.1%
County of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	300	307,713
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	620	706,459
Metropolitan Transportation Authority, RB, Series A, 5.25%, 11/15/38	500	576,510
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	500	565,035

		2,155,717
Ohio — 2.8%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	840	936,440
Municipal Bonds	Par (000)	Value
Ohio (concluded)
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	$500	$573,930

		1,510,370
Pennsylvania — 7.5%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	300	343,302
Pennsylvania Turnpike Commission, RB:
Sub-Series A, 6.00%, 12/01/16 (a)	1,500	1,604,880
Sub-Series A, 5.63%, 12/01/31	750	867,503
Sub-Series C (AGC), 6.25%, 6/01/38	500	559,650
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	530	600,914

		3,976,249
Rhode Island — 1.8%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	990	975,556
South Carolina — 1.4%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	635	731,183
Texas — 10.6%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/41	890	1,015,704
Central Texas Transportation Commission Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	750	805,387
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	395	449,178
Conroe Texas ISD, GO, School Building, Series A, 5.75%, 2/15/18 (a)	470	526,583
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare:
6.00%, 8/15/20 (a)	75	90,773
6.00%, 8/15/45	945	1,121,498
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	500	582,970
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/38	250	280,595
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	180	204,930
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	500	584,690

		5,662,308
Virginia — 0.7%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	145	159,587
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	200	235,482

		395,069
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	890	965,410
Total Municipal Bonds — 102.2%		54,429,540

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	21

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California — 19.6%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (d)	$1,005	$1,116,605
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	1,300	1,466,725
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (d)	1,410	1,637,863
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	2,079	2,475,306
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	200	224,390
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/39	2,234	2,562,108
University of California, RB, Series O, 5.75%, 5/15/19 (a)	810	949,334

		10,432,331
District of Columbia — 3.5%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (d)	735	855,481
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/39	899	1,003,374

		1,858,855
Illinois — 7.3%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (a)	1,500	1,724,430
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	2,000	2,180,933

		3,905,363
Nevada — 3.2%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/18 (a)	1,500	1,713,975
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (d)	585	657,959
New Jersey — 3.6%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	1,000	1,033,120
Series B, 5.25%, 6/15/36 (d)	840	861,135

		1,894,255
New York — 14.0%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	750	840,284
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York (concluded)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF, 5.00%, 6/15/45	$1,000	$1,100,975
Series FF-2, 5.50%, 6/15/40	990	1,129,831
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,109,917
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	1,170	1,335,637
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	680	784,298
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	1,000	1,120,680

		7,421,622
Texas — 5.3%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (d)	1,050	1,175,215
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	1,450	1,650,767

		2,825,982
Virginia — 1.0%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	460	518,972
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 58.7%		31,229,314
Total Long-Term Investments (Cost — $77,309,541) — 160.9%		85,658,854

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (e)(f)	860,286	860,286
Total Short-Term Securities (Cost — $860,286) — 1.6%		860,286
Total Investments (Cost — $78,169,827) — 162.5%		86,519,140
Other Assets Less Liabilities — 1.4%		769,305
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (30.5)%		(16,238,621)
VRDP Shares, at Liquidation Value — (33.4)%		(17,800,000)

Net Assets Applicable to Common Shares — 100.0%		$53,249,824

Notes to Schedule of investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(d)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019, is $4,102,786.

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE)

(e)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
FFI Institutional Tax-Exempt Fund	698,423	161,863	860,286	$672

(f)	Represents the current yield as of report date.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(37)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$4,701,313	$18,446

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$18,446	$18,446

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(183,536)	$(183,536)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$26,090	$26,090

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts – short	$ 5,701,355

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$85,658,854	—	$85,658,854
Short-Term Securities	$860,286	—	—	860,286

Total	$860,286	$85,658,854	—	$86,519,140

1 See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	23

Schedule of Investments (concluded)	BlackRock Municipal Bond Investment Trust (BIE)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$18,446	—	—	$18,446
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$49,950	—	—	$49,950
Liabilities:
TOB Trust Certificates	—	$(16,235,837)	—	(16,235,837)
VRDP Shares	—	(17,800,000)	—	(17,800,000)

Total	$49,950	$(34,035,837)	—	$(33,985,887)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments August 31, 2015	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,150	$1,318,049
6.00%, 6/01/39	450	514,877
City of Hoover Alabama Board of Education, Refunding, Special Tax, Capital Outlay Warrants, 4.25%, 2/15/40	1,275	1,306,174

		3,139,100
Arizona — 7.3%
Arizona Board of Regents, RB, Arizona State University, Series C, 5.50%, 7/01/26	200	229,558
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	2,200	2,308,108
City of Phoenix Arizona IDA, RB, Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/45 (a)	460	454,347
County of Pinal Arizona Electric District No. 3, Refunding RB, Electric System, 4.75%, 7/01/31	3,750	4,034,175
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,500	1,653,915
5.00%, 12/01/37	2,065	2,236,457
University Medical Center Corp., RB, 6.50%, 7/01/19 (b)	500	598,360
University Medical Center Corp., Refunding RB, 6.00%, 7/01/21 (b)	900	1,113,777

		12,628,697
Arkansas — 3.0%
Arkansas State University, RB, Jonesboro Campus, Series B, 4.00%, 12/01/28	400	422,852
City of Benton Arkansas, RB, 4.00%, 6/01/39	905	938,811
City of Hot Springs Arkansas, RB, Wastewater, 5.00%, 12/01/38	1,200	1,341,636
City of Little Rock Arkansas, RB, 4.00%, 7/01/41	2,025	2,039,620
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	465	502,498

		5,245,417
California — 19.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 8/15/31	1,900	2,237,231
California HFA, RB, Home Mortgage, Series G, AMT, 5.05%, 2/01/29	2,285	2,323,297
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (c)	1,000	959,120
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	2,000	2,306,180
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, Sub-Series C, 0.00%, 6/01/55 (d)	4,500	53,820
Dinuba California Unified School District, GO, Election of 2006 (AGM), 5.75%, 8/01/33	500	577,845
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (c)	1,650	1,374,269
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (d)	8,000	2,840,400
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 8/01/30 (d)	1,500	844,320
0.00%, 8/01/33 (d)	4,000	1,465,600
0.00%, 8/01/39 (c)	2,000	1,604,400
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 8/01/33 (c)	2,800	2,931,908
Municipal Bonds	Par (000)	Value
California (concluded)
State of California, GO, Refunding, Various Purposes:
5.00%, 2/01/38	$3,000	$3,364,440
4.00%, 10/01/44	1,500	1,517,070
State of California, GO, Various Purposes:
5.75%, 4/01/31	2,000	2,315,920
6.00%, 3/01/33	1,000	1,204,790
6.50%, 4/01/33	1,950	2,309,131
5.50%, 3/01/40	2,350	2,728,655

		32,958,396
Colorado — 1.4%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,070	1,209,763
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax (AGM), 6.00%, 12/01/38	750	876,150
University of Northern Colorado Greely, Refunding RB, Institutional Enterprise, Series A, 4.00%, 6/01/35	250	261,453

		2,347,366
Connecticut — 0.7%
Connecticut State Health & Educational Facility Authority, Refunding RB:
4.00%, 7/01/38	570	577,387
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	550	596,486

		1,173,873
Delaware — 0.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,200	1,364,640
Florida — 4.2%
City of Jacksonville Florida Refunding RB, 4.00%, 11/01/40 (e)	1,510	1,440,691
County of Miami-Dade Florida, RB, AMT, Seaport Department, Series B, 6.00%, 10/01/31	4,135	5,002,936
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/36	125	132,080
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (f)(g)	910	637,000

		7,212,707
Georgia — 2.6%
City of Atlanta Georgia Water & Wastewater Revenue, 5.00%, 11/01/43	4,000	4,502,280
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	400	430,232
Idaho — 1.9%
Idaho Health Facilities Authority, RB, St. Lukes Health System Project Series A, 5.00%, 3/01/39	1,230	1,327,084
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/18 (b)	1,750	2,043,527

		3,370,611
Illinois — 5.0%
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	2,000	1,986,020

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	25

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	$870	$912,848
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	665	697,771
Illinois Finance Authority, RB, Rush University Medical Center, Series C, 6.63%, 5/01/19 (b)	650	778,102
Illinois Finance Authority, Refunding RB:
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,010	1,166,449
Roosevelt University Project, 6.50%, 4/01/44	1,000	1,068,040
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	1,150	1,351,422
State of Illinois, GO, 5.00%, 2/01/39	665	661,336

		8,621,988
Indiana — 0.6%
Indiana Finance Authority, Refunding RB, U.S. Steel Corp. Project, 6.00%, 12/01/26	1,000	1,057,430
Iowa — 0.9%
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, Upper Iowa University Project:
5.75%, 9/01/30	500	518,870
6.00%, 9/01/39	1,000	1,035,270

		1,554,140
Kansas — 2.6%
County of Seward Kansas Unified School District No. 480, GO, Refunding, 5.00%, 9/01/39	4,000	4,419,320
Kentucky — 1.8%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	1,830	2,028,921
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C (c):
0.00%, 7/01/34	500	360,020
0.00%, 7/01/39	830	588,943
0.00%, 7/01/43	270	190,115

		3,167,999
Louisiana — 1.5%
City of Alexandria Louisiana Utilities, RB, 5.00%, 5/01/39	860	952,287
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,050	1,247,578
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	400	440,432

		2,640,297
Maryland — 0.2%
County of Anne Arundel Maryland Consolidated, Special Tax District, Villages at Two Rivers Project:
5.13%, 7/01/36	170	172,096
5.25%, 7/01/44	170	171,783

		343,879
Massachusetts — 1.2%
Massachusetts Development Finance Agency, Refunding RB:
Emerson College 5.00%, 1/01/41	1,600	1,690,304
International Charter School 5.00%, 4/15/40	400	416,572

		2,106,876
Municipal Bonds	Par (000)	Value
Michigan — 3.6%
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	$240	$246,125
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	2,100	2,158,737
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	1,950	2,370,868
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	1,250	1,424,563

		6,200,293
Minnesota — 3.3%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	4,600	5,245,058
State Cloud Independent School District No. 742, GO, Series A, 3.13%, 2/01/34	450	431,460

		5,676,518
Mississippi — 3.3%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	400	446,388
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 4/01/36	845	915,439
County of Jackson Limited Tax Note (AGC), 5.50%, 7/01/32	1,750	1,968,015
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	2,100	2,358,531

		5,688,373
Missouri — 3.0%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	900	955,269
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	548,705
A.T. Still University of Health Sciences, 4.25%, 10/01/32	320	334,467
A.T. Still University of Health Sciences, 5.00%, 10/01/39	500	555,740
Heartland Regional Medical Center, 4.13%, 2/15/43	400	404,404
University of Central Missouri, Series C-2, 4.00%, 10/01/28	400	421,532
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,000	1,119,730
Missouri State Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/38	800	872,976

		5,212,823
Nebraska — 4.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	600	641,610
Douglas County Hospital Authority No. 2, RB, Madonna Rehabilitation Hospital Project, 4.00%, 5/15/33	1,220	1,206,202
Douglas County Hospital Authority No. 3, Refunding RB, Health Facilities Nebraska Methodist Health System, 5.00%, 11/01/45	400	432,776

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Nebraska (concluded)
Minden Public Schools, GO, 4.00%, 12/15/39	$500	$505,135
Nebraska Public Power District, Refunding RB:
Series A, 5.00%, 1/01/32	250	278,330
Series A, 4.00%, 1/01/44	400	409,064
Series A-2, 5.00%, 1/01/40	1,200	1,318,560
Omaha Nebraska School District, GO, 4.00%, 12/15/39	2,500	2,556,425

		7,348,102
Nevada — 1.6%
City of Las Vegas Nevada, Special Assessment, No. 809 Summerlin Area, 5.65%, 6/01/23	1,160	1,162,819
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 7/01/36	1,000	1,028,490
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	575	589,846

		2,781,155
New Jersey — 11.2%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (f)(g)	915	44,469
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	660	738,441
The Goethals Bridge Replacement Project (AGM), 5.13%, 7/01/42	200	215,288
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,500	9,112,350
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, 3.50%, 7/01/31 (e)	1,100	1,051,611
University of Medicine & Dentistry, Series B (b):
7.13%, 6/01/19	630	767,321
7.50%, 6/01/19	800	985,352
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care System, Series A:
4.63%, 7/01/23	510	560,480
5.00%, 7/01/25	500	561,850
5.63%, 7/01/37	1,700	1,914,812
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	125	129,702
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35 (d)	1,000	305,550
Transportation Program, Series AA, 5.00%, 6/15/44	3,030	2,993,307

		19,380,533
New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	450	496,607
New York — 9.3%
City of New York New York, GO, Fiscal 2014, Sub-Series A-1:
5.00%, 8/01/29	400	463,012
5.00%, 8/01/35	1,580	1,789,271
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/45	500	556,155
Municipal Bonds	Par (000)	Value
New York (concluded)
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (h)	$3,165	$3,358,350
City of New York New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	925	946,525
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	900	923,139
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,345	1,453,003
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,160	1,081,375
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/39	3,335	3,801,767
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	800	904,056
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	405	425,671
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	400	402,816

		16,105,140
North Carolina — 2.1%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,695	2,698,638
North Carolina Medical Care Commission, Refunding RB, University Health System, Series D, 6.25%, 12/01/18 (b)	800	933,904

		3,632,542
North Dakota — 0.3%
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 7/01/21 (b)	480	567,470
Ohio — 2.1%
City of Cleveland Ohio, RB, Sub Lien, Series A-2, 5.00%, 10/01/37	1,500	1,677,330
City of Dayton Ohio Airport Revenue, Refunding ARB, James M Cox Dayton International Airport, AMT, 4.00%, 12/01/32	2,000	2,023,480

		3,700,810
Oklahoma — 1.1%
Oklahoma City Public Property Authority, Refunding RB, 5.00%, 10/01/39	720	795,600
Oklahoma Municipal Power Authority, RB, Power Supply System, Series A, 4.00%, 1/01/38	1,140	1,169,857

		1,965,457
Oregon — 2.7%
County of Umatilla Pendleton Oregon School District No. 16R, GO, Series A, 4.00%, 6/15/38	265	274,736
Lane County School District No. 19 Springfield, GO, CAB,Series B, 0.00%, 6/15/40 (d)	1,000	345,190
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	750	858,345
State of Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/45	2,960	3,215,715

		4,693,986

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	27

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 3.7%
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	$1,695	$1,934,826
Delaware River Port Authority, RB:
4.50%, 1/01/32	1,500	1,634,715
Series D (AGM), 5.00%, 1/01/40	2,600	2,885,350

		6,454,891
Rhode Island — 4.6%
Rhode Island Clean Water Finance Agency Water Pollution Control Revolving Fund, RB, Green Bonds, Series A:
3.50%, 10/01/34	1,070	1,059,675
4.00%, 10/01/44	1,080	1,093,122
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	1,000	1,168,700
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 4/01/28	900	998,388
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	1,000	1,023,180
Series B, 4.50%, 6/01/45	2,730	2,690,169

		8,033,234
South Carolina — 0.3%
Lexington One School Facilities Corp., Refunding RB, 3.00%, 12/01/27	500	493,495
Tennessee — 2.4%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/40	1,950	2,129,380
County of Chattanooga-Hamilton Hospital Authority, Refunding RB, 5.00%, 10/01/44	875	920,623
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A, 5.38%, 11/01/28	275	313,726
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 8/15/42	800	843,672

		4,207,401
Texas — 10.2%
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (b):
7.13%, 12/01/18	500	597,825
7.25%, 12/01/18	1,750	2,099,352
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41 (d)	11,690	3,037,179
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	1,500	1,701,150
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/38 (d)	10,760	3,741,252
Leander Texas Independent School District, Refunding, GO,Refunding CAB Series D, 0.00%, 8/15/35 (d)	4,000	1,723,720
Lower Colorado River Authority, Refunding RB, 4.00%, 5/15/45	1,600	1,592,976
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	760	865,260
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,379,140

		17,737,854
Municipal Bonds	Par (000)	Value
U.S. Virgin Islands — 1.0%
Virgin Islands Public Finance Authority, Refunding RB, Virgin Islands Gross Receipts, Series C, 4.50%, 10/01/44	$1,700	$1,727,846
Utah — 0.2%
Utah State Charter School Finance Authority, Refunding RB, Mountainville Academy, 4.00%, 4/15/42	400	392,752
Vermont — 3.0%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/37	2,360	2,427,001
Vermont Educational & Health Buildings Financing Agency, Refunding RB, Fletcher Allen Health Hospital, Series B (AGM), 5.00%, 12/01/34	1,590	1,684,064
Vermont Student Assistance Corp., RB, Series A, 4.13%, 6/15/30	1,000	1,007,660

		5,118,725
Virginia — 0.6%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	880	1,004,590
Washington — 1.0%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/19 (b)	1,400	1,658,860
West Virginia — 0.6%
West Virginia Hospital Finance Authority, Refunding RB, Valley Health System Obligation Group Seriies 2014, 5.00%, 1/01/44	900	981,180
Wisconsin — 0.6%
WPPI Energy Power Supply Systems, Refunding RB, Series A:
5.00%, 7/01/36	330	370,785
5.00%, 7/01/37	665	745,571

		1,116,356
Total Municipal Bonds — 133.0%		230,662,241

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Colorado — 2.3%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	3,750	3,961,425
New Jersey — 0.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (j)	1,400	1,435,225
New York — 14.4%
City of New York New York, GO, Fiscal 2015, Series B, 4.00%, 8/01/32	3,990	4,157,101
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	450	504,170
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	6,000	6,660,855
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	405	462,204
Series A, 4.75%, 6/15/30	3,000	3,192,390

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New York (concluded)
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	$2,500	$2,848,393
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,505	2,859,633
State of New York Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/18 (b)	2,199	2,450,459
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,560	1,806,043

		24,941,248
Ohio — 2.0%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	1,260	1,329,161
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,000	2,165,540

		3,494,701
Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Texas — 1.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$1,580	$1,746,627
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.5%		35,579,226
Total Long-Term Investments (Cost — $244,968,786) — 153.5%		266,241,467

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (k)(l)	6,015,344	6,015,344
Total Short-Term Securities (Cost — $6,015,344) — 3.5%		6,015,344
Total Investments (Cost — $250,984,130) — 157.0%		272,256,811
Other Assets Less Liabilities — 0.3%		507,518
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.2)%		(19,501,052)
VMTP Shares, at Liquidation Value — (46.1)%		(79,900,000)

Net Assets Applicable to Common Shares — 100.0%		$173,363,277

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Zero-coupon bond.

(e)	When-issued security.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Non-income producing security.

(h)	Variable rate security. Rate shown is as of report date.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(j)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 15, 2019 to June 15, 2019, is $2,411,645.

(k)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
FFI Institutional Tax-Exempt Fund	3,426,637	2,588,707	6,015,344	$2,203

(l)	Represents the current yield as of report date.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(163)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$20,711,188	$29,619

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	29

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$29,619	$29,619

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(425,764)	$(425,764)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$58,922	$58,922

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$26,922,582

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$266,241,467	—	$266,241,467
Short-Term Securities	$6,015,344	—	—	6,015,344

Total	$6,015,344	$266,241,467	—	$272,256,811

[1] See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$29,619	—	—	$29,619
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (concluded)	BlackRock Municipal Bond Trust (BBK)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$220,050	—	—	$220,050
Liabilities:
TOB Trust Certificates	—	$(19,494,759)	—	(19,494,759)
VMTP Shares	—	(79,900,000)	—	(79,900,000)

Total	$220,050	$(99,394,759)	—	$(99,174,709)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	31

Schedule of Investments August 31, 2015	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$1,000	$1,151,410
6.00%, 6/01/39	1,000	1,144,170
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	335	374,935

		2,670,515
California — 15.7%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,155	2,401,209
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,120	1,323,605
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,551,662
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	1,025	1,210,156
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,175	1,293,499
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 4/01/39	3,210	3,616,193
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,000	1,171,370
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,125	1,279,249
State of California, GO, Various Purpose, 5.00%, 4/01/43	1,000	1,116,050
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	1,000	1,200,700
5.50%, 11/01/31	1,500	1,792,560
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	505	587,234
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	380	447,648
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	2,355	2,689,174

		21,680,309
Colorado — 3.8%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	3,250	3,704,675
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,425	1,592,466

		5,297,141
Florida — 8.3%
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/31	4,525	5,272,394
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	205	236,929
County of Miami-Dade Florida, RB, Seaport, Series A, 6.00%, 10/01/38	4,215	5,056,272
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	745	851,252

		11,416,847
Georgia — 2.2%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	2,500	2,989,425
Municipal Bonds	Par (000)	Value
Illinois — 25.0%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	$825	$948,288
Series C, 6.50%, 1/01/41	3,740	4,478,351
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, 3rd Lien, Series C (AGC), 5.25%, 1/01/30	1,000	1,120,540
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (a)	1,300	1,506,323
Sales Tax Receipts, 5.25%, 12/01/36	3,185	3,377,724
Sales Tax Receipts, 5.25%, 12/01/40	3,000	3,147,840
Sales Tax Receipts, 5.00%, 12/01/44	2,500	2,681,550
Sales Tax Receipts, 5.00%, 12/01/44	1,285	1,341,000
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	3,000	3,162,510
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	1,480	1,505,604
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,250	1,421,975
5.25%, 12/01/43	3,000	3,323,340
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,885	2,204,734
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	915	1,054,391
6.00%, 6/01/28	260	305,539
State of Illinois, GO:
5.25%, 2/01/31	610	630,075
5.25%, 2/01/32	1,000	1,029,360
5.50%, 7/01/33	1,000	1,076,270
5.50%, 7/01/38	270	286,543

		34,601,957
Indiana — 2.0%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,415	2,714,460
Louisiana — 1.1%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	426,506
Series A-2, 6.00%, 1/01/23	150	169,977
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	790	864,545

		1,461,028
Massachusetts — 2.3%
Massachusetts Port Authority, Refunding RB, Series A, 5.00%, 7/01/40	2,740	3,123,381
Michigan — 2.4%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	1,700	1,844,636
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,205	1,465,075

		3,309,711
Minnesota — 3.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	3,680	4,196,046

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Mississippi — 2.2%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	$1,500	$1,912,785
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,137,090

		3,049,875
Nebraska — 1.7%
Omaha Public Power District Separate Electric System, Refunding RB, Series A, 5.25%, 2/01/46	2,000	2,283,720
Nevada — 5.9%
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	5,410	5,873,258
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	2,000	2,258,420

		8,131,678
New Jersey — 5.0%
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,300	1,437,657
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,540	1,623,067
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGC), 5.50%, 12/15/38	2,000	2,187,280
Series AA, 5.50%, 6/15/39	1,620	1,699,283

		6,947,287
New York — 4.1%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,465	2,791,144
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	1,565	1,804,476
Series A-1, 5.25%, 11/15/39	1,000	1,137,580

		5,733,200
Ohio — 0.4%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	470	539,494
Pennsylvania — 2.6%
Pennsylvania Turnpike Commission, RB, Series C, 5.00%, 12/01/43	1,720	1,908,598
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,500	1,700,700

		3,609,298
South Carolina — 1.3%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,525	1,755,992
Texas — 14.2%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/18 (a)	2,000	2,248,720
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	980	1,114,417
City of Frisco Texas ISD, GO, School Building (AGC), 5.50%, 8/15/41	3,365	3,905,049
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	2,600	3,048,162
6.00%, 11/15/36	2,215	2,596,799
5.38%, 11/15/38	1,000	1,126,920
Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	$205	$240,320
6.50%, 7/01/37	795	901,792
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	1,000	1,161,100
North Texas Tollway Authority, Refunding RB, 1st Tier:
(AGM), 6.00%, 1/01/43	1,000	1,161,770
Series K-1 (AGC), 5.75%, 1/01/38	1,500	1,683,570
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	440	500,940

		19,689,559
Virginia — 1.1%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	370	407,222
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,177,410

		1,584,632
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,025	1,155,319
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	795	918,051

		2,073,370
Total Municipal Bonds — 107.7%		148,858,925

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
California — 9.1%
San Marcos Unified School District, GO, Election of 2010, Series A, 5.25%, 8/01/31	10,680	12,537,572
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(c)	760	875,291
Illinois — 3.0%
State of Illinois Toll Highway Authority, RB, Senior Priority:
Series A, 5.00%, 1/01/40	825	907,835
Series B, 5.50%, 1/01/33	2,999	3,271,400

		4,179,235
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	898	1,008,275
Michigan — 2.1%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	2,650	2,931,457
Nevada — 5.1%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/18 (a)	2,000	2,285,300
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	4,100	4,727,956

		7,013,256

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	33

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New Jersey — 6.4%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (a)	$329	$377,081
6.00%, 12/15/34	671	768,949
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (c)	6,020	6,660,648
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (c)	1,000	1,025,161

		8,831,839
New York — 11.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series BB, 5.25%, 6/15/44	4,993	5,626,135
Series FF, 5.00%, 6/15/45	3,019	3,324,943
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	900	998,926
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (c)	1,000	1,139,357
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,955	3,373,339
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	1,740	2,006,881

		16,469,581
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Texas — 5.5%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	$4,456	$4,891,895
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	2,310	2,693,322

		7,585,217
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,004	1,095,227
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.2%		62,526,950
Total Long-Term Investments (Cost — $193,057,264) — 152.9%		211,385,875

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (d)(e)	953,611	953,611
Total Short-Term Securities (Cost — $953,611) — 0.7%		953,611
Total Investments (Cost — $194,010,875) — 153.6%		212,339,486
Other Assets Less Liabilities — 1.1%		1,539,898
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.2)%		(33,476,663)
VMTP Shares, at Liquidation Value — (30.5)%		(42,200,000)

Net Assets Applicable to Common Shares — 100.0%		$138,202,721

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to July 1, 2020, is $7,486,046.

(d)	Represents the current yield as of report date.

(e)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
FFI Institutional Tax-Exempt Fund	1,321,380	(367,769)	953,611	$578

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
36	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$4,595,063	$(18,334)
(136)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$17,280,500	67,803
Total					$49,469

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$67,803	$67,803

Derivative Financial Instruments — Liabilities	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$18,334	$18,334

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(471,515)	$(471,515)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$67,942	$67,942

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — long	$ 1,148,766
Average notional value of contracts — short	$ 16,622,789

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$211,385,875	—	$211,385,875
Short-Term Securities	$953,611	—	—	953,611

Total	$953,611	$211,385,875	—	$212,339,486

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$67,803	—	—	$67,803
Liabilities:
Interest rate contracts	(18,334)	—	—	(18,334)

Total	$49,469	—	—	$49,469

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	35

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Quality Trust (BAF)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$145,800	—	—	$145,800
Liabilities:
TOB Trust Certificates	—	$(33,469,597)	—	(33,469,597)
VMTP Shares	—	(42,200,000)	—	(42,200,000)

Total	$145,800	$(75,669,597)	—	$(75,523,797)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments August 31, 2015	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.9%
City of Birmingham Alabama Airport Authority, ARB (AGM), 5.50%, 7/01/40	$5,800	$6,631,430
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	1,495	1,710,534
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	2,800	2,817,220
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	3,800	4,399,602

		15,558,786
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,070	1,216,430
Arizona — 0.4%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,250	1,381,875
5.25%, 10/01/28	250	278,800

		1,660,675
Arkansas — 0.1%
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	435	470,078
California — 13.4%
California Health Facilities Financing Authority, RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	625	714,781
California Infrastructure & Economic Development Bank, RB, Bay Area Toll Bridges, 1st Lien, Series A (AMBAC), 5.00%, 1/01/28 (a)	10,100	12,814,476
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,620	1,775,698
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM):
5.00%, 8/01/31	7,450	8,136,368
0.00%, 8/01/36 (b)	4,200	1,377,768
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/40	1,665	1,842,156
Monterey Peninsula Community College District, GO, CAB, Series C (AGM) (b):
0.00%, 8/01/31	13,575	6,301,515
0.00%, 8/01/32	14,150	6,216,095
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (c)	1,580	1,096,315
San Diego California Unified School District, GO, CAB, Election of 2008 (b):
Series C, 0.00%, 7/01/38	2,000	758,780
Series G, 0.00%, 7/01/34	725	292,320
Series G, 0.00%, 7/01/35	775	294,283
Series G, 0.00%, 7/01/36	1,155	414,068
Series G, 0.00%, 7/01/37	770	258,381
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (b)	1,400	747,810
State of California, GO, Refunding, Various Purposes, 5.00%, 10/01/41	1,100	1,227,303
State of California, GO, Various Purposes, 5.00%, 4/01/42	3,000	3,335,130
State of California Public Works Board, LRB:
Judicial Council Projects, Series A, 5.00%, 3/01/38	780	871,861
Municipal Bonds	Par (000)	Value
California (concluded)
State of California Public Works Board, LRB (concluded):
Various Capital Projects, Series I, 5.50%, 11/01/33	$1,415	$1,689,835
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/37 (b)	10,000	3,827,700

		53,992,643
Colorado — 0.6%
Regional Transportation District, COP: Refunding, Series A,
5.38%, 6/01/31	960	1,093,046
5.00%, 6/01/39	1,305	1,439,598

		2,532,644
District of Columbia — 2.4%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	9,500	9,499,050
Florida — 13.4%
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	1,795	1,933,735
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/33	1,400	1,527,736
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (a)	6,750	7,630,875
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/17 (a)	3,475	3,751,332
County of Miami-Dade Florida, RB:
CAB, Special Obligation, Sub-Series A (NPFGC), 0.00%, 10/01/38 (b)	15,000	4,494,300
Seaport, Series A, 6.00%, 10/01/38	2,770	3,322,864
County of Miami-Dade Florida, Refunding ARB, Aviation, Miami International Airport, Series A-1, 5.50%, 10/01/41	5,000	5,713,650
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, 5.50%, 10/01/36	5,000	5,656,600
County of Miami-Dade Florida Transit System, RB, Surtax (AGM), 5.00%, 7/01/35	1,300	1,411,202
County of Orange Florida School Board, COP, Series A, 5.00%, 8/01/16 (a)	6,000	6,257,160
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	300	333,126
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 3 (Ginnie Mae, Fannie Mae & Freddie Mac), 5.45%, 7/01/33	160	165,634
Florida State Department of Environmental Protection, RB, Florida Forever Project, Series B (NPFGC), 5.00%, 7/01/27	6,150	6,627,117
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,340	1,529,141
South Florida Water Management District, COP (AMBAC), 5.00%, 10/01/36	1,000	1,038,640
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	2,000	2,285,500

		53,678,612
Georgia — 3.0%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	7,500	8,968,275
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,250	1,354,525

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	37

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Georgia (concluded)
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	$545	$622,663
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/31	210	230,561
5.00%, 4/01/33	155	169,460
5.00%, 4/01/44	695	744,004

		12,089,488
Hawaii — 1.4%
State of Hawaii Harbor System, RB, Series A, 5.50%, 7/01/35	5,000	5,692,250
Illinois — 15.0%
City of Chicago Illinois, GO, Refunding, Series A:
5.00%, 1/01/34	6,600	5,791,566
Project, 5.25%, 1/01/33	2,180	1,985,413
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	4,875	4,744,935
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A, 5.63%, 1/01/35	1,525	1,747,009
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series D, 5.25%, 1/01/34	9,800	10,974,334
City of Chicago Illinois Park District, GO, Harbor Facilities Revenue, Series C, 5.25%, 1/01/40	600	622,818
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	3,500	3,718,435
Sales Tax Receipts, 5.25%, 12/01/36	650	689,332
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.13%, 12/01/38	7,700	8,519,742
5.50%, 12/01/38	1,000	1,137,580
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	310	334,754
Illinois Finance Authority, Refunding RB, Silver Cross Hospital And Medical Centers:
4.13%, 8/15/37	3,130	3,089,873
5.00%, 8/15/44	780	834,265
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B, 4.25%, 6/15/42	755	695,415
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	710	834,357
State of Illinois, GO:
5.25%, 2/01/33	2,435	2,489,739
5.50%, 7/01/33	880	947,118
5.25%, 2/01/34	5,910	6,034,642
5.50%, 7/01/38	1,475	1,565,373
5.00%, 2/01/39	2,200	2,187,878
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	1,020	1,109,678

		60,054,256
Indiana — 1.9%
Indiana Finance Authority, RB, CWA Authority Project, 1st Lien, Series A, 5.25%, 10/01/38	1,100	1,274,966
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	5,750	6,463,000

		7,737,966
Municipal Bonds	Par (000)	Value
Iowa — 2.3%
Iowa Finance Authority, RB, Iowa Health Care Facilities:
Genesis Health System, 5.50%, 7/01/33	$3,000	$3,461,130
Series A (AGC), 5.63%, 8/15/37	5,000	5,644,100

		9,105,230
Kentucky — 0.4%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	1,500	1,669,740
Louisiana — 1.3%
State of Louisiana Gasoline & Fuels Tax, RB, Series A (AGM), 5.00%, 5/01/16 (a)	5,000	5,158,550
Maryland — 0.9%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Lifebridge Health Issue, 4.13%, 7/01/47	3,850	3,776,196
Massachusetts — 0.4%
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,395	1,557,141
Michigan — 5.4%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	3,000	3,310,050
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,100	1,288,144
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	9,050	9,987,308
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series D, 5.00%, 9/01/39	1,560	1,690,182
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	2,000	2,290,220
Series I-A, 5.38%, 10/15/41	800	914,152
Series II-A, 5.38%, 10/15/36	1,500	1,674,285
Western Michigan University, Refunding RB, General (AGM), 5.00%, 11/15/39	430	473,060

		21,627,401
Nebraska — 1.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	6,345	6,934,387
Nevada — 2.0%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	3,000	3,355,050
(AGM), 5.25%, 7/01/39	4,100	4,586,998

		7,942,048
New Jersey — 6.4%
New Jersey EDA, RB:
School Facilities Construction, Series UU, 5.00%, 6/15/34	635	639,445
School Facilities Construction, Series UU, 5.00%, 6/15/40	845	841,366
Series WW, 5.00%, 6/15/34	225	225,155
Series WW, 5.00%, 6/15/36	495	493,639
New Jersey Transportation Trust Fund Authority, RB:
5.00%, 6/15/36	5,070	5,131,296
CAB, Transportation System, Series A, 0.00%, 12/15/38 (b)	5,845	1,465,225

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB (concluded):
Transportation System, Series A, 5.50%, 6/15/41	$3,000	$3,107,880
Transportation Program, Series AA, 5.25%, 6/15/33	1,660	1,711,211
Transportation Program, Series AA, 5.00%, 6/15/38	1,945	1,936,987
Transportation System, Series AA, 5.50%, 6/15/39	3,785	3,970,238
Transportation System, Series B, 5.25%, 6/15/36	5,000	5,124,650
Transportation System, Series D, 5.00%, 6/15/32	900	920,754

		25,567,846
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	405	446,946
New York — 2.8%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,950	2,212,138
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,650	1,894,563
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo, Series A (AGM), 5.75%, 5/01/17 (a)	4,500	4,882,680
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	770	877,377
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,300	1,489,722

		11,356,480
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	610	752,185
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	780	892,531
5.25%, 2/15/33	1,095	1,250,632

		2,895,348
Pennsylvania — 2.1%
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	4,630	5,079,851
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	695	769,205
Series C, 5.50%, 12/01/33	630	737,793
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	625	733,169
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	850	941,910

		8,261,928
Rhode Island — 1.4%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	5,855	5,769,576
South Carolina — 4.2%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	260	312,112
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	5,000	5,557,050
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	6,960	7,707,643
Series E, 5.50%, 12/01/53	610	672,507
Municipal Bonds	Par (000)	Value
South Carolina (concluded)
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	$2,360	$2,595,669

		16,844,981
Texas — 20.9%
Central Texas Turnpike System, Refunding RB, 2nd Tier, Series C, 5.00%, 8/15/34	1,625	1,783,470
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	615	684,126
Comal Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/01/16 (a)	2,500	2,550,350
Coppell Texas ISD, GO, CAB, Refunding (PSF-GTD), 0.00%, 8/15/30 (b)	10,030	6,257,216
County of Harris Texas, GO, Refunding, (NPFGC) (b):
0.00%, 8/15/25	7,485	5,816,968
0.00%, 8/15/28	10,915	7,652,288
County of Harris Texas Houston Sports Authority, Refunding RB (b):
3rd Lien, Series A-3 (NPFGC), 0.00%, 11/15/38	16,890	4,783,248
CAB, Junior Lien, Series H (NPFGC), 0.00%, 11/15/38	5,785	1,740,938
CAB, Junior Lien, Series H (NPFGC), 0.00%, 11/15/39	6,160	1,741,432
County of Midland Texas Fresh Water Supply District No. 1, RB, Series A (b):
CAB, City of Midland Project, 0.00%, 9/15/36	2,340	907,990
0.00%, 9/15/34	4,800	2,087,280
Dallas-Fort Worth Texas International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,090	1,256,192
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (b)	3,775	1,374,817
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/17 (a)	2,980	3,170,869
North Texas Tollway Authority, RB:
CAB, Special Project System, Series B, 0.00%, 9/01/37 (b)	1,975	719,354
Convertible CAB, Series C, 0.00%, 9/01/45 (c)	2,500	2,466,975
Special Projects System, Series A, 6.00%, 9/01/41	1,000	1,203,770
North Texas Tollway Authority, Refunding RB, 1st Tier System, Series A:
6.00%, 1/01/28	625	714,563
(NPFGC), 5.75%, 1/01/40	23,050	25,203,792
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	2,105	2,265,780
5.00%, 12/15/32	3,600	3,863,088
Wylie Texas Independent School District, GO, 0.00%, 8/15/40 (b)	15,300	5,509,224

		83,753,730
Washington — 2.4%
County of King Washington Sewer, Refunding RB (AGM), 5.00%, 1/01/16 (a)	2,200	2,235,530
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	2,000	2,146,720
MultiCare Health System, Series C (AGC), 5.50%, 8/15/18 (a)	4,000	4,520,760
Providence Health & Services, Series A, 5.25%, 10/01/39	675	746,570

		9,649,580

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	39

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	$1,500	$1,689,000
Total Municipal Bonds — 111.6%		448,188,986

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Arizona — 0.8%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,300	1,446,770
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	1,500	1,614,165

		3,060,935
California — 5.8%
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/33 (e)	3,379	3,699,158
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	8,000	8,478,160
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	4,870	5,321,498
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	5,000	5,421,600
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	449	512,492

		23,432,908
District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	1,080	1,257,034
Florida — 8.5%
City of Tallahassee Florida, RB, Energy System (NPFGC):
5.00%, 10/01/32 (e)	3,000	3,207,660
5.00%, 10/01/37	5,000	5,341,850
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	1,800	1,897,452
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	1,950	2,162,570
County of Miami-Dade Florida Water & Sewer System (AGM), 5.00%, 10/01/39	10,101	11,396,019
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	6,096	6,785,013
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (e)	2,999	3,218,445

		34,009,009
Illinois — 10.3%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	8,310	8,450,273
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,400	2,832,984
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	11,748	11,841,311
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (e)	1,400	1,552,536
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series A, 5.00%, 1/01/40	3,045	3,350,737
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Illinois (concluded)
State of Illinois Toll Highway Authority, RB (concluded):
Senior Priority, Series B, 5.50%, 1/01/33	$4,499	$4,907,099
Series A, 5.00%, 1/01/38	7,714	8,383,993

		41,318,933
Michigan — 0.3%
Michigan State Building Authority, Refunding RB, Facitlities Program, Series I, 5.00%, 10/15/45	960	1,061,961
Nevada — 1.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (e)	4,197	4,788,823
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	2,024	2,341,242

		7,130,065
New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (e)	2,000	2,050,322
New York — 9.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	6,240	6,927,289
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	1,845	2,121,990
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	3,850	4,383,032
New York City Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/30	12,500	14,449,625
New York State Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 3/15/43	5,720	6,429,223
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (e)	4,500	5,030,055

		39,341,214
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	620	701,189
South Carolina — 0.2%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (e)	600	671,082
Texas — 1.7%
City of Houston Texas, Refunding RB, Airport System, Senior Lien, Series A, 5.50%, 7/01/34	4,167	4,629,077
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	719	789,723
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/17 (a)(e)	1,500	1,623,465

		7,042,265
Utah — 1.4%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/18 (a)	5,000	5,567,800
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	400	451,280

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Washington — 1.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	$3,494	$3,817,619
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	3,210	3,772,295

		7,589,914
Wisconsin — 1.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	3,520	3,837,082
Series C, 5.25%, 4/01/39	2,500	2,711,825

		6,548,907
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.2%		181,234,818
Total Long-Term Investments (Cost — $583,633,330) — 156.8%		629,423,804
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.02% (f)(g)	6,416,284	$6,416,284
Total Short-Term Securities (Cost — $6,416,284) — 1.6%		6,416,284
Total Investments (Cost — $590,049,614) — 158.4%		635,840,088
Other Assets Less Liabilities — 1.2%		4,742,700
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.4)%		(101,846,700)
VMTP Shares, at Liquidation Value — (34.2)%		(137,200,000)

Net Assets Applicable to Common Shares — 100.0%		$401,536,088

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029, is $14,459,523.

(f)	Represents the current yield as of report date.

(g)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
FFI Institutional Tax-Exempt Fund	4,098,719	2,317,565	6,416,284	$2,632

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(233)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$29,605,563	$46,990
(165)	5-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$19,707,188	53,902
Total					$100,892

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$100,892	$100,892

[1]    Includes cumulative appreciation (depreciation) on financial futures contract, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	41

Schedule of Investments (concluded)	BlackRock Municipal Income Quality Trust (BYM)

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(1,746,523)	$(1,746,523)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$177,971	$177,971

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$ 57,681,180

Derivative Financial Instruments Outstanding as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$629,423,804	—	$629,423,804
Short-Term Securities	$6,416,284	—	—	6,416,284

Total	$6,416,284	$629,423,804	—	$635,840,088

[1] See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Interest rate contracts	$100,892	—	—	$100,892
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$463,050	—	—	$463,050
Liabilities:
Bank overdraft	—	$(118,857)	—	(118,857)
TOB Trust Certificates	—	(101,817,973)	—	(101,817,973)
VMTP Shares	—	(137,200,000)	—	(137,200,000)

Total	$463,050	$(239,136,830)	—	$(238,673,780)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments August 31, 2015	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.1%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$1,620	$1,629,963
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	540	576,110
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,320	1,432,926
Sub-Lien, Series D, 7.00%, 10/01/51	3,220	3,865,256

		7,504,255
Arizona — 2.0%
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	5,635	6,213,207
5.00%, 12/01/37	1,000	1,083,030

		7,296,237
California — 11.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19 (a)	2,480	2,885,604
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	3,500	4,136,265
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	1,365	1,539,037
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	180	182,495
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	160	173,547
5.25%, 8/15/49	395	426,221
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	1,655	1,737,866
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	6,500	7,324,590
5.25%, 5/15/39	860	964,989
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	380	455,673
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, Sub-Series C, 0.00%, 6/01/55 (c)	9,710	116,132
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (c):
0.00%, 8/01/33	3,000	1,402,290
0.00%, 8/01/43	2,500	715,900
State of California, GO, Various Purposes:
6.00%, 3/01/33	1,760	2,120,430
6.50%, 4/01/33	10,645	12,605,490
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	825	929,684
Sub-Series I-1, 6.38%, 11/01/34	1,280	1,534,912

		39,251,125
Colorado — 1.1%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	2,330	2,631,292
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax, 5.50%, 12/01/37	1,375	1,390,428

		4,021,720
Municipal Bonds	Par (000)	Value
Connecticut — 0.3%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	$1,005	$1,104,676
Delaware — 1.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,240	1,410,128
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,275	4,622,002

		6,032,130
District of Columbia — 5.4%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	820	935,817
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed:
6.50%, 5/15/33	3,250	3,933,930
6.75%, 5/15/40	11,500	11,498,850
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	550	602,140
5.25%, 10/01/44	2,000	2,225,560

		19,196,297
Florida — 5.6%
City of Atlantic Beach Florida, RB, Health Care Facilities, Fleet Landing Project, Series B, 5.63%, 11/15/43	1,445	1,579,241
City of Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	1,665	1,784,913
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	920	998,485
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport:
Series A, AMT (AGC), 5.25%, 10/01/38	2,855	3,116,946
Series A-1, 5.38%, 10/01/41	1,255	1,423,471
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	5,000	5,640,850
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (a)	3,300	4,315,773
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (d)(e)	1,895	1,326,500

		20,186,179
Georgia — 1.9%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	2,870	3,235,408
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	555	634,088
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	915	1,025,706
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 7/01/60 (f)	1,660	1,719,063

		6,614,265
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	1,480	1,670,284
Illinois — 20.2%
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	3,485	2,901,437
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	5,000	5,747,200
Series C, 6.50%, 1/01/41	6,430	7,699,410

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	43

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	$3,050	$2,676,405
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	4,940	4,557,199
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	895	904,532
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,150	1,206,672
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	3,130	3,188,594
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	845	961,255
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,060	1,170,335
Central Dupage Health, Series B, 5.50%, 11/01/39	1,750	1,998,920
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30 (g)	7,445	7,547,741
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	2,815	3,110,828
Senior, Series C, 5.00%, 1/01/37	3,005	3,308,295
Series A, 5.00%, 1/01/38	2,520	2,762,500
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	6,725	6,865,082
Series B-2, 5.00%, 6/15/50	2,725	2,728,243
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	520	599,217
6.00%, 6/01/28	1,255	1,474,813
State of Illinois, GO:
5.00%, 2/01/39	1,640	1,630,964
Series A, 5.00%, 4/01/35	2,500	2,506,150
Series A, 5.00%, 4/01/38	3,885	3,874,394
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	685	759,864
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	860	935,611
5.00%, 4/01/44	1,050	1,136,719

		72,252,380
Indiana — 4.5%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	675	696,816
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	845	1,017,219
7.00%, 1/01/44	3,535	4,278,622
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,510	4,068,301
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	485	505,545
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,610	1,669,216
Sisters of St. Francis Health Services, 5.25%, 11/01/39	915	1,014,717
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,200	1,367,340
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	1,380	1,523,810

		16,141,586
Municipal Bonds	Par (000)	Value
Iowa — 2.4%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	$1,040	$1,098,313
5.50%, 12/01/22	2,550	2,695,758
5.25%, 12/01/25	500	542,935
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,500	1,597,725
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	3,095	2,743,748

		8,678,479
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,060	1,161,771
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (g)	1,280	901,286

		2,063,057
Louisiana — 2.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,650	4,336,821
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,100	1,224,905
5.25%, 5/15/31	935	1,036,765
5.25%, 5/15/32	1,195	1,341,734
5.25%, 5/15/33	1,300	1,433,549
5.25%, 5/15/35	545	603,506

		9,977,280
Maryland — 1.1%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	475	518,477
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	800	813,984
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	2,400	2,665,392

		3,997,853
Massachusetts — 0.7%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	1,530	1,544,566
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	955	1,062,819

		2,607,385
Michigan — 2.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	4,825	5,167,334
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,500	1,670,325
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	940	979,113
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	2,305	2,384,062

		10,200,834

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Missouri — 2.1%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 5/01/33	$6,000	$5,689,380
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	275	303,028
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	1,135	1,217,980
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	265	287,909

		7,498,297
Multi-State — 2.1%
Centerline Equity Issuer Trust (b)(h):
Series A-4-2, 6.00%, 5/15/19	3,500	3,948,525
Series B-3-2, 6.30%, 5/15/19	3,000	3,412,590

		7,361,115
Nebraska — 1.9%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	895	978,137
5.00%, 9/01/42	1,570	1,678,879
County of Hall Nebraska School District No. 2, GO, Grand Island Public Schools, 5.00%, 12/15/39	1,025	1,158,127
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 1/01/40	1,245	1,358,830
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.63%, 1/01/40	1,635	1,784,488

		6,958,461
Nevada — 0.7%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	2,465	2,528,646
New Jersey — 7.8%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,100	1,098,427
5.25%, 11/01/44	1,640	1,620,566
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	1,165	1,167,132
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
4.88%, 9/15/19	870	908,341
5.13%, 9/15/23	2,130	2,319,783
5.25%, 9/15/29	2,130	2,313,052
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,475	9,081,976
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/43	2,160	2,378,743
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	3,760	3,714,466
Transportation System, Series B, 5.25%, 6/15/36	2,690	2,757,062
Rutgers-The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	570	635,960

		27,995,508
New York — 9.5%
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (i)	6,700	7,109,303
Municipal Bonds	Par (000)	Value
New York (concluded)
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	$2,680	$2,998,974
County of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	2,000	2,051,420
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	845	924,024
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	2,555	2,920,876
5.25%, 11/15/39	910	1,037,364
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,335	1,508,643
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	4,640	4,646,450
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	365	379,625
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	910	956,446
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	1,930	2,225,985
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	1,145	1,153,061
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/42	1,635	1,900,426
Special Project, 6.00%, 12/01/36	1,410	1,638,899
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	2,500	2,376,225

		33,827,721
North Carolina — 3.3%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	6,500	6,508,775
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	1,000	1,059,260
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	1,525	1,695,785
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Aldersgate, 6.25%, 7/01/35	1,530	1,652,583
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	625	715,150

		11,631,553
Ohio — 2.4%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	3,405	3,795,928
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	710	776,740
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	3,025	3,244,343
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	870	910,542

		8,727,553

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	45

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 2.8%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	$2,500	$2,594,475
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	685	717,544
Pennsylvania Economic Development Financing Authority, RB:
AMT, Pennsylvania Bridge Finco LP, 5.00%, 6/30/42	3,030	3,169,168
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	2,065	2,308,546
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,190	1,308,227

		10,097,960
Rhode Island — 0.8%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	2,850	2,808,419
South Carolina — 2.4%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	3,595	3,995,519
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	4,170	4,617,941

		8,613,460
Tennessee — 0.4%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,470	1,601,300
Texas — 14.0%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (d)(e)	2,400	144,000
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	2,350	2,702,476
Sub-Lien, 5.00%, 1/01/33	390	420,206
Central Texas Transportation Commission Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	630	676,525
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	665	725,921
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	1,650	1,880,158
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	1,675	1,854,493
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	460	485,056
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	9,145	10,721,324
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	485	569,846
County of Harris Texas-Houston Sports Authority, Refunding RB, 3rd Lien, Series A-3 (NPFGC), 0.00%, 11/15/36 (c)	25,375	8,140,554
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (c)	6,055	2,201,114
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare:
6.00%, 8/15/20 (a)	325	393,348
6.00%, 8/15/45	4,085	4,847,955
North Texas Tollway Authority, Refunding RB:
2nd Tier System, Series F, 6.13%, 1/01/16 (a)	6,790	6,917,448
Series A, 5.00%, 1/01/38	995	1,082,321
Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	$3,000	$3,568,710
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,250	2,631,105

		49,962,560
Utah — 0.6%
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A:
3.25%, 10/15/36	1,035	910,428
3.25%, 10/15/42	1,660	1,389,204

		2,299,632
Virginia — 1.5%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	1,755	1,906,790
6.00%, 1/01/37	3,180	3,630,224

		5,537,014
Washington — 2.6%
City of Bellingham Washington Water & Sewer, RB, 5.00%, 8/01/36	5,050	5,653,677
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	815	884,944
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	2,445	2,809,916

		9,348,537
Wisconsin — 0.3%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	910	1,024,660
Wyoming — 1.5%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	3,355	3,803,933
Wyoming Municipal Power Agency, Inc., RB, Series A:
5.50%, 1/01/33	800	868,472
5.50%, 1/01/38	750	814,192

		5,486,597
Total Municipal Bonds — 123.5%		442,105,015

Municipal Bonds Transferred to Tender Option Bond Trusts (j)
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	2,519	2,634,145
California — 5.5%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (k)	2,850	3,166,493
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	10,335	11,615,196
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	2,530	2,743,330

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
California (concluded)
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	$1,840	$2,101,217

		19,626,236
Colorado — 2.1%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	4,230	4,466,499
Series C-7, 5.00%, 9/01/36	2,710	2,862,790

		7,329,289
Connecticut — 3.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	5,179	5,503,442
Series X-3, 4.85%, 7/01/37	5,143	5,476,961

		10,980,403
Georgia — 1.4%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	4,638	5,099,200
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	2,461	2,783,829
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (k)	2,219	2,496,871
New York — 10.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF-2, 5.50%, 6/15/40	1,710	1,951,525
Series HH, 5.00%, 6/15/31 (k)	9,149	10,501,684
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (k)	1,750	1,993,875
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	11,670	13,322,122
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (k)	7,040	8,119,795

		35,889,001
Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
Texas — 3.1%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$2,660	$2,940,524
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,720	4,208,771
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	3,346	3,789,822

		10,939,117
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	3,957	4,315,525
Virginia — 1.8%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	5,909	6,466,316
Washington — 3.4%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	3,029	3,309,695
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/34	8,113	9,018,930

		12,328,625
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.8%		120,888,557
Total Long-Term Investments (Cost — $523,829,713) — 157.3%		562,993,572

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (l)(m)	11,886,794	11,886,794
Total Short-Term Securities (Cost — $11,886,794) — 3.3%		11,886,794
Total Investments (Cost — $535,716,507) — 160.6%		574,880,366
Other Assets Less Liabilities — 0.9%		2,997,075
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.2)%		(68,709,363)
VMTP Shares, at Liquidation Value — (42.3)%		(151,300,000)

Net Assets Applicable to Common Shares — 100.0%		$357,868,078

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Non-income producing security.

(f)	When-issued security.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(h)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(i)	Variable rate security. Rate shown is as of report date.

(j)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	47

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)

(k)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November, 15, 2019, is $14,496,557.

(l)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
FFI Institutional Tax-Exempt Fund	7,457,326	4,429,468	11,886,794	$2,357

(m)	Represents the current yield as of report date.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(188)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$23,887,750	$37,915

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$37,915	$37,915

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(1,100,676)	$ (1,100,676)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$80,481	$ 80,481

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$26,584,742

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (concluded)	BlackRock Municipal Income Trust II (BLE)

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$562,993,572	—	$562,993,572
Short-Term Securities	$11,886,794	—	—	11,886,794

Total	$11,886,794	$562,993,572	—	$574,880,366

[1] See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Interest rate contracts	$37,915	—	—	$37,915
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$253,800	—	—	$253,800
Liabilities:
TOB Trust Certificates	—	$(68,691,599)	—	(68,691,599)
VMTP Shares	—	(151,300,000)	—	(151,300,000)

Total	$253,800	$(219,991,599)	—	$(219,737,799)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	49

Schedule of Investments August 31, 2015	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.5%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$4,980	$5,734,022
6.00%, 6/01/39	10,995	12,580,149
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	1,745	1,953,021

		20,267,192
California — 23.9%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	8,920	9,939,110
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	5,370	6,346,212
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	3,330	3,916,213
5.25%, 5/01/33	2,600	2,933,320
City & County of San Francisco California Airports Commission, Refunding RB, Series A, AMT, 5.00%, 5/01/44	3,430	3,720,795
City of Los Angeles California Department of Airports, Refunding RB, Series C, 5.00%, 5/15/38	2,000	2,271,400
City of Manteca California Financing Authority, RB, Manteca Sewer (AGC):
5.63%, 12/01/33	2,450	2,823,919
5.75%, 12/01/36	3,285	3,779,820
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	4,450	5,131,250
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	5,600	6,206,648
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	4,365	5,153,494
Los Angeles California Unified School District, GO, Election of 2002, Series D, 5.25%, 7/01/25	3,485	4,007,889
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	10,000	10,843,200
Election of 2008, Series C, 5.25%, 8/01/39	3,375	3,920,332
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	5,000	5,504,250
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,980	3,357,089
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	4,110	4,814,331
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/34	4,690	5,333,046
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	15,000	17,440,800
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	4,500	5,403,150
5.50%, 11/01/31	2,615	3,125,030
5.50%, 11/01/33	2,000	2,388,460
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	2,240	2,604,762
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	1,685	1,984,964
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	12,250	13,988,275

		136,937,759
Municipal Bonds	Par (000)	Value
Colorado — 2.1%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	$2,700	$3,131,703
5.50%, 11/15/30	1,040	1,195,990
5.50%, 11/15/31	1,250	1,428,825
Colorado Health Facilities Authority, RB, Hospital, NCMC Inc. Project, Series B (AGM), 6.00%, 5/15/26	5,925	6,621,306

		12,377,824
Florida — 8.2%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	1,250	1,444,688
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT:
5.50%, 10/01/29	5,360	6,137,307
5.25%, 10/01/30	3,255	3,650,515
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	7,100	7,870,279
County of Manatee Florida Housing Finance Authority, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	350	356,328
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, Series A:
Miami International Airport (AGM), 5.50%, 10/01/41	3,500	3,870,265
5.00%, 10/01/31	5,465	6,060,357
County of Miami-Dade Florida, RB, Seaport:
Series A, 5.38%, 10/01/33	3,145	3,543,975
Series B, AMT, 6.25%, 10/01/38	1,405	1,714,760
Series B, AMT, 6.00%, 10/01/42	1,885	2,209,880
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	2,870	3,334,854
Florida Housing Finance Corp., Refunding RB, S/F Housing, Homeowner Mortgage, Series 2, AMT (NPFGC), 5.90%, 7/01/29	2,885	2,901,127
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	3,225	3,669,646

		46,763,981
Hawaii — 0.8%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	1,350	1,579,973
5.25%, 8/01/26	2,500	2,903,900

		4,483,873
Illinois — 28.9%
Chicago Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/33	4,355	4,657,629
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	7,395	8,500,109
Series C, 6.50%, 1/01/41	16,800	20,116,656
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	2,445	2,471,039
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT:
5.50%, 1/01/30	6,500	7,249,515
5.50%, 1/01/32	6,275	6,947,617
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT:
5.00%, 1/01/32	3,780	4,050,988
5.00%, 1/01/41	8,020	8,414,985

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (a)	$6,315	$7,317,254
Sales Tax Receipts, 5.25%, 12/01/36	1,960	2,078,600
Sales Tax Receipts, 5.25%, 12/01/40	10,960	11,500,109
Sales Tax Receipts, 5.00%, 12/01/44	2,500	2,681,550
Sales Tax Receipts, 5.00%, 12/01/44	8,420	8,786,943
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	7,735	8,154,005
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	5,395	6,137,244
5.25%, 12/01/43	6,305	6,984,553
Illinois Finance Authority, RB,
Carle Foundation, Series A, 6.00%, 8/15/41	4,000	4,678,480
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/40	3,640	4,004,837
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	4,365	5,029,964
6.00%, 6/01/28	1,245	1,463,062
State of Illinois, GO:
5.25%, 2/01/31	2,700	2,788,857
5.25%, 2/01/32	5,525	5,687,214
5.50%, 7/01/33	7,820	8,416,431
5.50%, 7/01/38	1,295	1,374,345
5.00%, 2/01/39	5,000	4,972,450
State of Illinois Finance Authority, RB, University of Chicago, Series B, 5.50%, 7/01/18 (a)	10,000	11,286,900

		165,751,336
Indiana — 3.6%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	1,240	1,297,561
Indiana Municipal Power Agency, Refunding RB, Series A:
5.25%, 1/01/32	1,500	1,715,970
5.25%, 1/01/33	1,500	1,713,735
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	14,105	15,854,020

		20,581,286
Louisiana — 0.9%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	500	568,675
Series A-2, 6.00%, 1/01/23	720	815,890
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	3,735	4,087,434

		5,471,999
Massachusetts — 0.4%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/27	2,000	2,206,840
Michigan — 3.6%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	6,320	6,857,706
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	6,015	6,557,974
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	5,780	7,027,497

		20,443,177
Municipal Bonds	Par (000)	Value
Minnesota — 2.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	9,900	11,288,277
Mississippi — 2.8%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM):
6.88%, 12/01/40	6,405	8,167,592
Special Obligation, 6.75%, 12/01/31	3,775	4,860,011
Special Obligation, 6.75%, 12/01/33	2,350	3,012,465

		16,040,068
Nebraska — 1.5%
Omaha Public Power District, Refunding RB, Series A, 5.25%, 2/01/46	7,500	8,563,950
Nevada — 5.5%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	11,175	12,502,366
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	11,245	12,207,909
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	5,850	6,605,879

		31,316,154
New Jersey — 7.2%
New Jersey EDA, RB:
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	4,280	4,973,574
School Facilities Construction (AGC), 6.00%, 12/15/34	70	79,673
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	7,000	7,497,140
The Goethals Bridge Replacement Project, Private Activity Bond, AMT (AGM), 5.00%, 1/01/31	2,425	2,669,270
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	6,500	7,188,285
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.75%, 12/01/28	4,475	4,921,247
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	5,410	5,604,544
Series AA, 5.50%, 6/15/39	8,175	8,575,084

		41,508,817
New York — 7.4%
City of New York New York Municipal Water Finance Authority, Refunding RB:
2nd General Resolution, Fiscal 2009, Series EE, 5.25%, 6/15/40	7,500	8,459,475
Water & Sewer System, 2nd General Resolution, Series EE, 5.38%, 6/15/43	3,475	4,050,912
Water & Sewer System, Series FF-2, 5.50%, 6/15/40	4,000	4,565,600
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	4,000	4,529,240
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	4,000	4,612,080
Series A-1, 5.25%, 11/15/39	4,490	5,107,734
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	10,000	11,282,900

		42,607,941

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	51

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Ohio — 1.5%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/31	$5,145	$5,905,740
5.25%, 2/15/32	2,250	2,574,607

		8,480,347
Pennsylvania — 4.1%
Pennsylvania Economic Development Financing Authority, RB, AMT, Pennsylvania Bridge Finco LP:
5.00%, 12/31/34	3,700	3,948,640
5.00%, 12/31/38	3,365	3,564,107
5.00%, 6/30/42	7,000	7,321,510
Pennsylvania Turnpike Commission, RB, Sub-Series A, 6.00%, 12/01/16 (a)	4,945	5,290,755
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	3,000	3,401,400

		23,526,412
South Carolina — 4.7%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	6,735	7,755,150
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.25%, 7/01/25	4,490	5,210,914
5.50%, 7/01/38	3,000	3,361,980
6.00%, 7/01/38	5,270	6,091,330
5.50%, 7/01/41	4,170	4,661,143

		27,080,517
Texas — 16.4%
Central Texas Transportation Commission Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	2,000	2,147,700
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	4,190	4,764,700
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	12,700	14,889,099
6.00%, 11/15/36	9,435	11,061,311
5.38%, 11/15/38	5,000	5,634,600
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	320	375,133
6.50%, 7/01/37	1,450	1,644,778
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	9,110	10,085,590
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	5,580	5,926,127
Series H, 5.00%, 11/01/37	4,575	4,876,630
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	3,735	4,336,709
North Texas Tollway Authority, Refunding RB, 1st Tier:
(AGM), 6.00%, 1/01/43	5,555	6,453,632
Series K-1 (AGC), 5.75%, 1/01/38	12,150	13,636,917
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	7,170	8,163,045

		93,995,971
Virginia — 1.2%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	1,750	1,926,050
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	4,300	5,062,863

		6,988,913
Municipal Bonds	Par (000)	Value
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	4,200	4,733,988
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	3,290	3,799,226

		8,533,214
Total Municipal Bonds — 131.7%		755,215,848

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
California — 1.9%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,960	8,435,769
Los Angeles California Unified School District California, GO, Series I, 5.00%, 1/01/34	2,400	2,692,680

		11,128,449
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(c)	3,378	3,892,740
Florida — 2.2%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	10,657	11,724,092
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	932	943,179

		12,667,271
Indiana — 1.8%
Indiana Health & Educational Facilities Financing Authority, Refunding RB, St. Francis, Series E (AGM), 5.25%, 5/15/41	9,850	10,460,306
Kentucky — 0.1%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	404	453,724
Nevada — 2.6%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/18 (a)	8,000	9,141,200
Series B, 5.50%, 7/01/29	5,008	5,727,554

		14,868,754
New Jersey — 3.3%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	7,402	7,801,235
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	8,000	8,264,960
Series B, 5.25%, 6/15/36 (c)	2,961	3,034,476

		19,100,671
New York — 11.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	4,994	5,700,509
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	5,619	6,237,735

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New York (concluded)
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (c)	$9,249	$10,539,052
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	13,950	15,924,901
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	8,200	9,457,716
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	13,500	15,129,180

		62,989,093
Texas — 4.3%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (c)	12,027	13,464,610
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	9,640	11,239,662

		24,704,272
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	6,371	6,947,341
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.1%		167,212,621
Total Long-Term Investments (Cost — $840,963,557) — 160.8%		922,428,469
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.02% (d)(e)	3,674,880	$3,674,880
Total Short-Term Securities (Cost — $3,674,880) — 0.6%		3,674,880
Total Investments (Cost — $844,638,437) — 161.4%		926,103,349
Other Assets Less Liabilities — 1.4%		7,909,833
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.9)%		(85,527,687)
VRDP Shares, at Liquidation Value — (47.9)%		(274,600,000)

Net Assets Applicable to Common Shares — 100.0%		$573,885,495

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019, is $22,519,117.

(d)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
FFI Institutional Tax-Exempt Fund	6,198,367	(2,523,487)	3,674,880	$2,412

(e)	Represents the current yield as of report date.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(429)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$54,509,813	$213,878

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	53

Schedule of Investments (concluded)	BlackRock MuniHoldings Investment Quality Fund (MFL)

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$213,878	$213,878

[1]    Includes cumulative appreciation (depreciation) on financial futures contract, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(1,941,792)	$(1,941,792)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$287,559	$287,559

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$ 66,151,973

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$922,428,469	—	$922,428,469
Short-Term Securities	$3,674,880	—	—	3,674,880

Total	$3,674,880	$922,428,469	—	$926,103,349

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Interest rate contracts	$213,878	—	—	$213,878
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$579,150	—	—	$579,150
Liabilities:
TOB Trust Certificates	—	$(85,502,460)	—	(85,502,460)
VRDP Shares	—	(274,600,000)	—	(274,600,000)

Total	$579,150	$(360,102,460)	—	$(359,523,310)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments August 31, 2015	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.9%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A:
5.80%, 5/01/34	$1,850	$2,104,578
5.38%, 12/01/35	1,000	1,119,210
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	7,610	8,810,782

		12,034,570
Alaska — 0.7%
City of Anchorage Alaska Electric Revenue, Refunding RB, Series A, 5.00%, 12/01/41	3,000	3,332,790
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,250	960,013

		4,292,803
Arizona — 4.4%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Junior Lien, Series A, 5.00%, 7/01/40	2,000	2,180,060
City of Phoenix Arizona IDA, RB, Candeo School, Inc. Project:
6.63%, 7/01/33	2,245	2,496,148
6.88%, 7/01/44	3,440	3,876,674
City of Phoenix Arizona IDA, Refunding RB (a):
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35	600	605,532
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/45	760	750,660
Legacy Traditional School Projects, 5.00%, 7/01/45	700	660,653
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	1,450	1,385,924
County of Maricopa Arizona Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	3,300	3,690,885
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	11,725	12,698,527

		28,345,063
California — 6.5%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	5,000	5,718,250
Sutter Health, Series B, 6.00%, 8/15/42	5,600	6,618,024
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/34	1,055	1,207,004
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	225	228,119
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	1,200	1,346,496
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (b)	9,585	11,411,613
Oakland Unified School District/Alameda County, GO, Series A, 5.00%, 8/01/40	1,000	1,089,720
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement District No. 2007-1, Election of 2008, Series B, 0.00%, 8/01/46 (c)	10,000	2,419,900
State of California, GO, Various Purposes, 6.50%, 4/01/33	9,675	11,456,845

		41,495,971
Municipal Bonds	Par (000)	Value
Colorado — 1.7%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,500	2,826,550
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan society Project, 5.00%, 6/01/45	7,000	7,386,470
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	385	438,357

		10,651,377
Delaware — 0.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,500	2,843,000
District of Columbia — 0.2%
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	415	454,342
5.25%, 10/01/44	650	723,307

		1,177,649
Florida — 7.6%
City of Jacksonville Florida, Refunding RB, Brooks Rehabilitation Project, 4.00%, 11/01/40 (d)	1,770	1,688,757
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	4,630	5,273,338
Series B-1, 5.63%, 7/01/38	5,000	5,563,350
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	3,750	4,158,788
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport:
Series A, AMT (AGC), 5.00%, 10/01/40	10,000	10,514,700
Series A-1, 5.38%, 10/01/41	10,290	11,671,330
County of Miami-Dade Florida Expressway Authority, RB, Toll System, Series A (AGM), 5.00%, 7/01/35	8,900	9,947,708

		48,817,971
Georgia — 1.7%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series B, AMT, 5.00%, 1/01/29	1,070	1,165,348
County of DeKalb Georgia Hospital Authority, Refunding RB, DeKalb Medical Center, Inc. Project, 6.13%, 9/01/40	3,570	3,874,235
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	3,335	3,738,502
Municipal Electric Authority of Georgia, Refunding RB, Series W, 6.60%, 1/01/18	1,790	1,880,484

		10,658,569
Hawaii — 0.9%
State of Hawaii Harbor System, RB, Series A, 5.50%, 7/01/35	5,000	5,692,250
Illinois — 10.3%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series B-2, AMT (NPFGC), 6.00%, 1/01/27	605	607,795
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	4,640	4,516,205
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	1,740	1,825,695
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	2,110	2,237,676
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.25%, 11/01/33	1,330	1,390,595

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	55

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
County of Cook Illinois Community College District No. 508, GO, University & College Improvements, 5.25%, 12/01/31	$5,000	$5,641,150
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/18 (b)	9,700	11,330,861
Disposal Waste Management, Inc., Series A, AMT, 5.05%, 8/01/29	1,000	1,013,660
Memorial Health System, Series A, 5.25%, 7/01/44	1,785	1,922,481
Illinois Finance Authority, Refunding RB, Series A:
Northwestern Memorial Hospital, 6.00%, 8/15/39	9,000	10,362,510
OSF Healthcare System, 6.00%, 5/15/39	4,990	5,762,951
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	2,645	3,108,272
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	2,240	2,559,715
Series C (NPFGC), 7.75%, 6/01/20	3,455	3,994,636
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,016,100

		66,290,302
Indiana — 1.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 6.75%, 1/01/34	2,250	2,708,572
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	2,640	2,762,549
Indiana Finance Authority, Refunding RB, Deaconess Health System, Series A, 5.00%, 3/01/39	3,000	3,320,130

		8,791,251
Iowa — 1.6%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	4,500	4,886,415
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed:
CAB, Series B, 5.60%, 6/01/34	1,500	1,416,735
Series C, 5.63%, 6/01/46	4,500	3,989,295

		10,292,445
Kentucky — 2.8%
County of Owen Kentucky, RB, Kentucky American Water Co. Project, Series B, 5.63%, 9/01/39	1,000	1,088,020
Kentucky Economic Development Finance Authority, Refunding RB, Hospital Facilities, St. Elizabeth Medical Center, Inc., Series A, 5.50%, 5/01/39	8,000	8,959,920
Lexington-Fayette Urban County Airport Board, Refunding GARB, Series A, 5.00%, 7/01/27	7,000	7,829,850

		17,877,790
Louisiana — 3.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	2,615	3,107,065
Parish of St. Charles Louisiana, RB, Valero Energy Corp., 4.00%, 12/01/40 (e)	2,210	2,323,329
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	3,420	3,792,233
5.25%, 5/15/32	4,375	4,912,206
5.25%, 5/15/33	4,750	5,237,967
5.25%, 5/15/35	1,500	1,661,025

		21,033,825
Municipal Bonds	Par (000)	Value
Maine — 1.0%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	5,000	5,471,100
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 2/01/34	1,190	1,197,330

		6,668,430
Maryland — 2.9%
Maryland Community Development Administration, HRB, Series H, AMT, 5.10%, 9/01/37	1,765	1,789,145
Maryland Community Development Administration, Refunding, HRB, Residential, Series D, AMT, 4.90%, 9/01/42	3,250	3,278,048
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community Project, 6.25%, 1/01/41	2,000	2,221,160
Meritus Medical Center Issue, 5.00%, 7/01/40	6,350	6,792,404
University of Maryland Medical System, 5.00%, 7/01/34	2,100	2,262,771
University of Maryland Medical System, 5.13%, 7/01/39	2,100	2,261,952

		18,605,480
Massachusetts — 3.7%
Massachusetts Bay Transportation Authority, Refunding RB, General Transportation System, Series A, 7.00%, 3/01/19	1,460	1,558,696
Massachusetts HFA, RB, AMT:
M/F Housing, Series A, 5.20%, 12/01/37	2,865	2,902,503
S/F Housing, Series 130, 5.00%, 12/01/32	2,500	2,538,275
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	6,550	6,775,778
Massachusetts Water Resources Authority, RB, Series A, 6.50%, 7/15/19 (f)	9,240	10,227,202

		24,002,454
Michigan — 3.8%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	2,500	2,712,700
Michigan State Hospital Finance Authority, Refunding RB, Series A:
Henry Ford Health System, 5.25%, 11/15/46	7,950	8,222,685
McLaren Health Care, 5.75%, 5/15/18 (b)	7,285	8,235,255
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	4,100	4,984,903

		24,155,543
Mississippi — 4.6%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project:
Series A, 6.80%, 4/01/22	9,160	11,407,864
Series B, 6.70%, 4/01/22	4,500	5,554,440
Mississippi Business Finance Corp., Refunding RB, System Energy Resource, Inc. Project, 5.88%, 4/01/22	12,570	12,632,850

		29,595,154
Nebraska — 1.0%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	6,200	6,629,970
New Hampshire — 0.8%
New Hampshire Housing Finance Authority, Refunding RB, S/F Housing, Acquisition, Series H, AMT, 5.15%, 1/01/40	5,160	5,240,754

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 8.9%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	$1,400	$1,383,410
New Jersey EDA, RB:
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,530	1,711,841
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	1,050	1,144,605
School Facilities Construction, Series UU, 5.00%, 6/15/40	3,890	3,873,273
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	10,000	10,710,200
New Jersey EDA, Refunding RB:
5.25%, 6/15/19 (b)	2,650	3,049,196
5.25%, 12/15/33	7,350	7,567,927
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.38%, 10/01/28	465	482,828
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/38 (c)	7,260	1,819,937
Transportation Program, Series AA, 5.25%, 6/15/33	8,750	9,019,937
Transportation Program, Series AA, 5.00%, 6/15/44	8,075	7,977,212
Transportation System, Series B, 5.50%, 6/15/31	8,000	8,374,080

		57,114,446
New York — 7.8%
City of New York New York Build Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	545	577,482
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series FF-2, 5.50%, 6/15/40	4,150	4,736,810
County of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	3,500	3,589,985
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	4,435	4,134,396
Metropolitan Transportation Authority, RB, Series C:
6.25%, 11/15/23	3,245	3,781,009
6.50%, 11/15/28	14,925	17,497,622
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.50%, 10/01/37	2,000	2,413,980
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project (a):
Class 1, 5.00%, 11/15/44	7,735	7,745,752
Class 2, 5.15%, 11/15/34	460	478,432
Class 2, 5.38%, 11/15/40	1,145	1,203,441
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	3,165	3,678,806

		49,837,715
North Carolina — 0.6%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	4,105	4,110,542
Ohio — 4.9%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 6.50%, 6/01/47	1,125	977,366
Municipal Bonds	Par (000)	Value
Ohio (concluded)
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,875	3,205,079
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,690	1,848,860
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	1,915	2,361,367
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 10/01/38	9,230	10,482,788
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.50%, 5/01/34	5,470	6,157,306
Ohio Higher Educational Facility Commission, Refunding RB, University of Dayton, Series A, 5.00%, 12/01/44	4,350	4,786,653
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,585	1,658,861

		31,478,280
Pennsylvania — 2.0%
City of Philadelphia Pennsylvania IDA, RB, Retirement Facilities, Rieder House Project, Series A, 6.10%, 7/01/33	1,275	1,276,339
County of Delaware Pennsylvania IDA, Refunding RB, Covanta Project, 5.00%, 7/01/43	5,000	5,009,250
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care, 5.25%, 1/01/40	2,625	2,577,041
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	195	215,460
Pennsylvania Economic Development Financing Authority, RB, AMT, Pennsylvania Bridge Finco LP, 5.00%, 12/31/38	2,565	2,716,771
Pennsylvania Economic Development Financing Authority, Refunding RB, PPL Energy Supply, Series A, 6.40%, 12/01/38	1,000	1,009,990

		12,804,851
Rhode Island — 1.0%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	6,820	6,720,496
South Carolina — 0.2%
County of Georgetown South Carolina, Refunding RB, International Paper Co. Project, Series A, AMT, 5.55%, 12/01/29	1,000	1,005,010
Texas — 12.1%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33 (g)(h)	3,055	183,300
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/31	1,000	1,138,790
6.00%, 1/01/41	4,300	4,907,332
Series A, 5.00%, 1/01/43	6,925	7,367,784
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,665	2,810,163
City of San Antonio Texas Water System Revenue, Refunding RB, System Junior Lien, Series B:
5.00%, 5/15/24	500	605,730
5.00%, 5/15/26	1,000	1,203,160
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/43	850	1,005,644

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	57

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (b):
7.13%, 12/01/18	$3,500	$4,184,775
7.25%, 12/01/18	5,400	6,478,002
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare:
6.00%, 8/15/20 (b)	370	447,811
6.00%, 8/15/45	4,630	5,494,745
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/44	875	917,936
La Vernia Higher Education Finance Corp., RB, KIPP, Inc., Series A, 6.25%, 8/15/19 (b)	925	1,102,961
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	3,600	3,918,132
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 4/01/35	500	520,810
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 1/01/33	1,600	1,777,344
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.13%, 12/01/42	1,000	1,046,030
North Texas Tollway Authority, Refunding RB, Series A:
1st Tier, 6.25%, 1/01/39	3,500	3,979,675
5.00%, 1/01/38	5,000	5,438,800
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	10,000	11,895,700
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	4,710	5,507,780
Texas State University System, RB:
5.00%, 3/15/16 (b)	5,005	5,134,229
5.00%, 3/15/30	655	671,951

		77,738,584
Vermont — 0.0%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.38%, 6/15/22	30	30,465
Virginia — 4.6%
City of Portsmouth Virginia, GO, Refunding, Series D, 5.00%, 7/15/34	3,105	3,522,374
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc.:
5.13%, 10/01/37	2,000	2,083,920
5.13%, 10/01/42	6,015	6,253,795
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 5/15/32	8,000	9,221,840
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
6.00%, 1/01/37	2,620	2,990,940
5.50%, 1/01/42	5,140	5,572,737

		29,645,606
Washington — 4.4%
Energy Northwest, Refunding RB, Series B, 7.13%, 7/01/16	14,320	15,136,526
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,010	4,608,493
Municipal Bonds	Par (000)	Value
Washington (concluded)
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	7,000	7,942,690
Washington State Housing Finance Commission, RB, Heron’s Key, Series A (a):
6.75%, 7/01/35	265	272,049
7.00%, 7/01/45	590	605,511

		28,565,269
West Virginia — 0.4%
West Virginia Hospital Finance Authority, Refunding RB, Improvement, Charleston Area Medical Center, Inc., Series A, 5.63%, 9/01/32	2,500	2,764,500
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	6,100	6,616,853
Wyoming — 1.2%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	4,500	5,102,145
Wyoming Community Development Authority, Refunding RB, Series 2 & 3, 4.05%, 12/01/38	2,850	2,855,187

		7,957,332
Total Municipal Bonds — 112.3%		721,582,570

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Arizona — 0.6%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	3,500	3,895,150
California — 3.5%
University Of California, RB, General, Series O:
5.25%, 5/15/19 (b)	3,235	3,638,599
5.25%, 5/15/39	16,765	18,856,601

		22,495,200
Connecticut — 2.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	12,000	12,797,760
District of Columbia — 1.3%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/39	7,495	8,361,445
Florida — 2.6%
County of Miami-Dade Florida Water & Sewer System (AGM), 5.00%, 10/01/39	14,747	16,636,923
Illinois — 3.0%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (b)	10,000	11,496,200
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	6,999	7,633,266

		19,129,466
Kentucky — 1.6%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, River City, Inc., 1st Mortgage, Series A, 5.38%, 12/01/39	9,195	10,484,599

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Maryland — 0.8%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	$4,710	$5,140,164
Nevada — 2.8%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	15,789	18,261,684
New York — 5.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series DD, 5.00%, 6/15/37	24,199	26,538,827
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	10,000	11,533,800

		38,072,627
North Carolina — 2.9%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	12,678	13,188,944
Wake Forest University, 5.00%, 1/01/38	5,000	5,517,000

		18,705,944
Ohio — 2.2%
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	4,400	4,764,188
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	8,500	9,613,075

		14,377,263
Oregon — 2.0%
State of Oregon Housing & Community Services Department, HRB, M/F Housing, Series A, AMT, 4.95%, 7/01/30	12,295	12,889,457
South Carolina — 0.3%
State of South Carolina Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B-1, 5.55%, 7/01/39	1,728	1,759,311
Texas — 7.7%
City of Houston Texas, Refunding RB, Airport System, Senior Lien, Series A, 5.50%, 7/01/34	8,333	9,258,153
City of Houston Texas Higher Education Finance Corp., RB, Rice University Project, Series A, 5.00%, 5/15/40	10,000	11,292,477
Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Texas (concluded)
County of Harris Texas Health Facilities Development Corp., Refunding RB, School Health Care System, Series B, 5.75%, 7/01/27 (f)	20,970	26,219,211
Texas Department of Housing & Community Affairs, RB, S/F Mortgage, Series B, AMT, 5.25%, 9/01/32	2,351	2,391,891

		49,161,732
Virginia — 1.2%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	2,099	2,369,222
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	5,002	5,542,327

		7,911,549
Washington — 6.1%
Central Puget Sound Regional Transit Authority, RB, Series A (b):
5.00%, 11/01/17	5,000	5,462,550
5.00%, 11/01/17	6,000	6,555,060
(AGM), 5.00%, 11/01/17	14,007	15,303,244
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	10,000	11,751,700

		39,072,554
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.5%		299,152,828
Total Long-Term Investments (Cost — $936,700,786) — 158.8%		1,020,735,398

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (k)(l)	8,611,512	8,611,512
Total Short-Term Securities (Cost — $8,611,512) — 1.3%		8,611,512
Total Investments (Cost — $945,312,298) — 160.1%		1,029,346,910
Other Assets Less Liabilities — 1.0%		6,234,755
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.2)%		(148,892,226)
VMTP Shares, at Liquidation Value — (37.9)%		(243,800,000)

Net Assets Applicable to Common Shares — 100.0%		$642,889,439

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Non-income producing security.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	59

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)

(j)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on November 15, 2019, is $5,295,486.

(k)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
FFI Institutional Tax-Exempt Fund	13,105,794	(4,494,282)	8,611,512	$10,198

(l)	Represents the current yield as of report date.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(270)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$34,306,875	$49,062

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$49,062	$49,062

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(1,053,988)	$(1,053,988)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$123,380	$123,380

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$45,214,813

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (concluded)	BlackRock MuniVest Fund, Inc. (MVF)

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,020,735,398	—	$1,020,735,398
Short-Term Securities	$8,611,512	—	—	8,611,512

Total	$8,611,512	$1,020,735,398	—	$1,029,346,910

[1] See above Schedule of Investments for values in each state and political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Interest rate contracts	$49,062	—	—	$49,062
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$364,500	—	—	$364,500
Liabilities:
Bank overdraft	—	$(1,316)	—	(1,316)
TOB Trust Certificates	—	(148,866,950)	—	(148,866,950)
VMTP Shares	—	(243,800,000)	—	(243,800,000)

Total	$364,500	$(392,668,266)	—	$(392,303,766)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	61

Statements of Assets and Liabilities

August 31, 2015	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)

Assets
Investments at value — unaffiliated[1]	$85,658,854	$266,241,467	$211,385,875	$629,423,804
Investments at value — affiliated[2]	860,286	6,015,344	953,611	6,416,284
Cash pledged for financial futures contracts	49,950	220,050	145,800	463,050
Receivables:
Interest	935,010	3,114,870	2,255,769	6,241,210
Investments sold	—	1,697,442	—	1,481,384
Deferred offering costs	114,473	—	—	—
Variation margin receivable on financial futures contracts	5,203	22,923	14,063	53,392
Prepaid expenses	59,696	22,522	22,195	24,596

Total assets	87,683,472	277,334,618	214,777,313	644,103,720

Accrued Liabilities
Bank overdraft	—	—	—	118,857
Payables:
Investments purchased	—	3,364,240	—	719,210
Income dividends — Common Shares	253,740	788,314	599,335	1,888,049
Investment advisory fees	84,501	300,793	198,290	597,519
Officer’s and Trustees’ fees	7,601	26,876	20,034	62,054
Interest expense and fees	2,784	6,293	7,066	28,727
Other accrued expenses	49,185	90,066	80,270	135,243

Total accrued liabilities	397,811	4,576,582	904,995	3,549,659

Other Liabilities
TOB Trust Certificates	16,235,837	19,494,759	33,469,597	101,817,973
VRDP Shares, at liquidation value of $100,000 per share[3,4]	17,800,000	—	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	79,900,000	42,200,000	137,200,000

Total other liabilities	34,035,837	99,394,759	75,669,597	239,017,973

Total liabilities	34,433,648	103,971,341	76,574,592	242,567,632

Net Assets Applicable to Common Shareholders	$53,249,824	$173,363,277	$138,202,721	$401,536,088

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$47,238,805	$149,343,663	$124,019,631	$374,650,783
Undistributed net investment income	743,896	2,607,040	1,649,623	3,852,733
Undistributed net realized gain (accumulated net realized loss)	(3,100,636)	110,274	(5,844,613)	(22,858,794)
Net unrealized appreciation (depreciation)	8,367,759	21,302,300	18,378,080	45,891,366

Net Assets Applicable to Common Shareholders	$53,249,824	$173,363,277	$138,202,721	$401,536,088

Net asset value per Common Share	$15.95	$16.49	$15.80	$15.21

[1] Investments at cost — unaffiliated	$77,309,541	$244,968,786	$193,057,264	$583,633,330
[2] Investments at cost — affiliated	$860,286	$6,015,344	$953,611	$6,416,284
[3] Preferred Shares outstanding:
Par value $ 0.001 per share	178	799	422	1,372
[4] Preferred Shares authorized, including Auction Market Rate Preferred Shares (“AMPS”)	unlimited	unlimited	unlimited	unlimited
[5] Par Value per Common Share	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	3,338,684	10,510,852	8,749,418	26,406,273
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2015

Statements of Assets and Liabilities

August 31, 2015	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Assets
Investments at value — unaffiliated[1]	$562,993,572	$922,428,469	$1,020,735,398
Investments at value — affiliated[2]	11,886,794	3,674,880	8,611,512
Cash pledged for financial futures contracts	253,800	579,150	364,500
Receivables:
Interest	6,801,515	10,687,216	12,837,816
Investments sold	185,000	172,048	1,948,158
Deferred offering costs	—	437,708	—
Variation margin receivable on financial futures contracts	26,456	60,330	37,970
Prepaid expenses	24,939	75,701	33,710

Total assets	582,172,076	938,115,502	1,044,569,064

Accrued Liabilities
Bank overdraft	—	—	1,316
Payables:
Investments purchased	1,714,481	—	4,336,544
TOB Trust	—	112,048	—
Income dividends — Common Shares	1,854,163	2,703,256	3,426,274
Investment advisory fees	540,361	872,221	879,048
Officer’s and Trustees’ fees	56,456	222,189	145,182
Interest expense and fees	17,764	25,227	25,276
Other accrued expenses	129,174	192,606	199,035

Total accrued liabilities	4,312,399	4,127,547	9,012,675

Other Liabilities
TOB Trust Certificates	68,691,599	85,502,460	148,866,950
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	274,600,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	151,300,000	—	243,800,000

Total other liabilities	219,991,599	360,102,460	392,666,950

Total liabilities	224,303,998	364,230,007	401,679,625

Net Assets Applicable to Common Shareholders	$357,868,078	$573,885,495	$642,889,439

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$332,911,711	$525,907,131	$582,218,000
Undistributed net investment income	3,870,037	8,563,535	7,120,833
Accumulated net realized loss	(18,115,444)	(42,263,961)	(30,533,068)
Net unrealized appreciation (depreciation)	39,201,774	81,678,790	84,083,674

Net Assets Applicable to Common Shareholders	$357,868,078	$573,885,495	$642,889,439

Net asset value per Common Share	$15.25	$15.18	$10.04

[1] Investments at cost — unaffiliated	$523,829,713	$840,963,557	$936,700,786
[2] Investments at cost — affiliated	$11,886,794	$3,674,880	$8,611,512
[3] Preferred Shares outstanding:
Par value $ 0.001 per share	1,513	—	—
Par value $ 0.10 per share	—	2,746	2,438
[4] Preferred Shares authorized, including Auction Market Rate Preferred Shares (“AMPS”)	unlimited	1,000,000	10,000,000
[5] Par Value per Common Share	$0.001	$0.10	$0.10
[6] Common Shares outstanding	23,470,421	37,807,776	64,042,503
[7] Common Shares authorized	unlimited	unlimited	150,000,000

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	63

Statements of Operations

Year Ended August 31, 2015	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)

Investment Income
Interest — unaffiliated	$3,999,781	$12,538,915	$9,329,388	$28,291,570
Interest — affiliated	672	2,203	578	2,632

Total income	4,000,453	12,541,118	9,329,966	28,294,202

Expenses
Investment advisory	573,836	1,787,668	1,178,543	3,555,776
Liquidity fees	158,781	—	—	—
Professional	48,417	68,749	67,318	118,599
Rating agency	38,982	33,988	33,988	33,988
Remarketing fees on Preferred Shares	18,046	—	—	—
Transfer agent	16,543	24,562	22,286	39,299
Accounting services	16,302	45,287	37,278	59,672
Registration	9,303	9,321	9,306	9,555
Printing	7,270	9,052	8,278	11,717
Custodian	7,119	17,329	12,501	29,976
Officer and Trustees	3,944	12,600	10,159	29,376
Miscellaneous	20,839	35,353	25,107	47,871

Total expenses excluding interest expense, fees and amortization of offering costs	919,382	2,043,909	1,404,764	3,935,829
Interest expense, fees and amortization of offering costs[1]	147,177	993,852	694,696	2,112,123

Total expenses	1,066,559	3,037,761	2,099,460	6,047,952
Less fees waived by the Manager	(70,666)	(120)	(23)	(134)

Total expenses after fees waived	995,893	3,037,641	2,099,437	6,047,818

Net investment income	3,004,560	9,503,477	7,230,529	22,246,384

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	102,792	1,973,863	578,154	1,427,637
Financial futures contracts	(183,536)	(425,764)	(471,515)	(1,746,523)

	(80,744)	1,548,099	106,639	(318,886)

Net change in unrealized appreciation (depreciation) on:
Investments	(982,598)	(1,295,358)	(1,733,121)	(8,688,612)
Financial futures contracts	26,090	58,922	67,942	177,971

	(956,508)	(1,236,436)	(1,665,179)	(8,510,641)

Net realized and unrealized gain (loss)	(1,037,252)	311,663	(1,558,540)	(8,829,527)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$1,967,308	$9,815,140	$5,671,989	$13,416,857

[1] Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2015

Statements of Operations

Year Ended August 31, 2015	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Investment Income
Interest — unaffiliated	$27,334,668	$42,279,616	$48,830,448
Interest — affiliated	2,357	2,412	10,198

Total income	27,337,025	42,282,028	48,840,646

Expenses
Investment advisory	3,216,782	5,203,410	5,228,967
Liquidity fees	—	27,966	—
Professional	112,163	180,364	168,842
Rating agency	33,988	33,067	33,988
Remarketing fees on Preferred Shares	—	27,459	—
Transfer agent	39,816	47,662	60,033
Accounting services	59,672	121,262	129,497
Registration	10,801	13,536	29,458
Printing	11,461	16,097	16,992
Custodian	28,155	41,548	42,920
Officer and Trustees	26,066	23,127	40,387
Miscellaneous	47,992	55,043	59,846

Total expenses excluding interest expense, fees and amortization of offering costs	3,586,896	5,790,541	5,810,930
Interest expense, fees and amortization of offering costs[1]	2,064,049	3,198,938	3,542,753

Total expenses	5,650,945	8,989,479	9,353,683
Less fees waived by the Manager	(245)	(252,913)	(994)

Total expenses after fees waived	5,650,700	8,736,566	9,352,689

Net investment income	21,686,325	33,545,462	39,487,957

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	857,560	2,080,367	3,389,695
Financial futures contracts	(1,100,676)	(1,941,792)	(1,053,988)

	(243,116)	138,575	2,335,707

Net change in unrealized appreciation (depreciation) on:
Investments	(4,376,545)	(12,336,839)	(15,439,774)
Financial futures contracts	80,481	287,559	123,380

	(4,296,064)	(12,049,280)	(15,316,394)

Net realized and unrealized loss	(4,539,180)	(11,910,705)	(12,980,687)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$17,147,145	$21,634,757	$26,507,270

[1] Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	65

Statements of Changes in Net Assets

	BlackRock Municipal Bond Investment Trust (BIE)		BlackRock Municipal Bond Trust (BBK)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014	2015	2014

Operations
Net investment income	$3,004,560	$3,095,298	$9,503,477	$10,163,248
Net realized gain (loss)	(80,744)	(683,440)	1,548,099	(1,390,541)
Net change in unrealized appreciation (depreciation)	(956,508)	7,313,640	(1,236,436)	27,030,711

Net increase in net assets applicable to Common Shareholders resulting from operations	1,967,308	9,725,498	9,815,140	35,803,418

Distributions to Common Shareholders From[1]
Net investment income	(3,044,880)	(3,044,880)	(10,250,183)	(10,140,509)

Net realized gain	—	—	—	(867,349)

Decrease in net assets resulting from distributions to Common Shareholders	(3,044,880)	(3,044,880)	(10,250,183)	(11,007,858)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(1,077,572)	6,680,618	(435,043)	24,795,560
Beginning of year	54,327,396	47,646,778	173,798,320	149,002,760

End of year	$53,249,824	$54,327,396	$173,363,277	$173,798,320

Undistributed net investment income, end of year	$743,896	$771,516	$2,607,040	$3,306,462

	BlackRock Municipal Income Investment Quality Trust (BAF)		BlackRock Municipal Income Quality Trust (BYM)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014	2015	2014

Operations
Net investment income	$7,230,529	$7,255,468	$22,246,384	$22,636,343
Net realized gain (loss)	106,639	(3,438,451)	(318,886)	(6,919,380)
Net change in unrealized appreciation (depreciation)	(1,665,179)	22,136,095	(8,510,641)	63,874,690

Net increase in net assets applicable to Common Shareholders resulting from operations	5,671,989	25,953,112	13,416,857	79,591,653

Distributions to Common Shareholders From[1]
Net investment income	(7,192,022)	(7,192,022)	(22,656,582)	(24,188,146)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(1,520,033)	18,761,090	(9,239,725)	55,403,507
Beginning of year	139,722,754	120,961,664	410,775,813	355,372,306

End of year	$138,202,721	$139,722,754	$401,536,088	$410,775,813

Undistributed net investment income, end of year	$1,649,623	$1,596,663	$3,852,733	$4,244,894

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2015

Statements of Changes in Net Assets

	BlackRock Municipal Income Trust II (BLE)		BlackRock MuniHoldings Investment Quality Fund (MFL)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014	2015	2014

Operations
Net investment income	$21,686,325	$21,890,479	$33,545,462	$33,618,131
Net realized gain (loss)	(243,116)	(6,923,260)	138,575	(10,629,175)
Net change in unrealized appreciation (depreciation)	(4,296,064)	58,889,836	(12,049,280)	92,330,069

Net increase in net assets applicable to Common Shareholders resulting from operations	17,147,145	73,857,055	21,634,757	115,319,025

Distributions to Common Shareholders From[1]
Net investment income	(22,592,238)	(23,298,295)	(32,439,071)	(32,439,071)

Capital Share Transactions
Reinvestment of common distributions	274,680	150,439	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(5,170,413)	50,709,199	(10,804,314)	82,879,954
Beginning of year	363,038,491	312,329,292	584,689,809	501,809,855

End of year	$357,868,078	$363,038,491	$573,885,495	$584,689,809

Undistributed net investment income, end of year	$3,870,037	$4,746,351	$8,563,535	$7,434,839

	BlackRock MuniVest Fund, Inc. (MVF)
	Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$39,487,957	$40,614,327
Net realized gain (loss)	2,335,707	(2,382,781)
Net change in unrealized appreciation (depreciation)	(15,316,394)	77,481,188

Net increase in net assets applicable to Common Shareholders resulting from operations	26,507,270	115,712,734

Distributions to Common Shareholders From[1]
Net investment income	(41,164,637)	(43,508,693)

Capital Share Transactions
Reinvestment of common distributions	624,769	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(14,032,598)	72,204,041
Beginning of year	656,922,037	584,717,996

End of year	$642,889,439	$656,922,037

Undistributed net investment income, end of year	$7,120,833	$8,736,704

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	67

Statements of Cash Flows

Year Ended August 31, 2015	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$1,967,308	$9,815,140	$5,671,989	$13,416,857
Proceeds from sales of long-term investments	14,462,475	101,498,652	27,079,384	73,377,844
Purchases of long-term investments	(14,418,952)	(98,657,841)	(29,034,080)	(76,149,125)
Net proceeds from sales (purchases) of short-term securities	(161,863)	(2,588,707)	367,769	(2,317,565)
(Increase) decrease in assets:
Cash pledged for financial futures contracts	33,050	(31,050)	(26,800)	32,950
Interest receivable	(2,279)	(254,918)	7,347	(152,692)
Variation margin receivable on financial futures contracts	(2,953)	(14,298)	(8,625)	(30,704)
Prepaid expenses	(6,017)	(848)	(860)	(543)
Increase (decrease) in liabilities:
Payables:
Interest expense and fees	(25)	1,133	(88)	3,915
Investment advisory fees	41,985	152,088	99,078	299,808
Officer’s and Trustees’ fees	(1,000)	(3,398)	(2,608)	(8,025)
Other accrued expenses	8,837	13,534	13,233	37,573
Amortization of premium and accretion of discount on investments	233,640	(1,006,263)	731,983	(1,260,150)
Net realized gain on investments	(102,792)	(1,907,699)	(578,154)	(1,427,637)
Net unrealized loss on investments	982,598	1,295,358	1,733,121	8,688,612

Net cash provided by operating activities	3,034,012	8,310,883	6,052,689	14,511,118

Cash Used for Financing Activities
Cash dividends paid to Common Shareholders	(3,044,880)	(10,323,759)	(7,192,022)	(22,656,582)
Proceeds from TOB Trust Certificates	—	1,995,000	1,874,831	21,248,528
Repayments of TOB Trust Certificates	—	—	(750,000)	(13,246,334)
Increase in bank overdraft	—	—	—	118,857
Amortization of deferred offering costs	10,868	17,876	14,502	24,413

Net cash used for financing activities	(3,034,012)	(8,310,883)	(6,052,689)	(14,511,118)

Cash
Net increase in cash	—	—	—	—
Cash at beginning of year	—	—	—	—

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense and fees	$136,334	$974,843	$680,282	$2,083,795

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	—	—

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2015

Statements of Cash Flows

Year Ended August 31, 2015	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$17,147,145	$21,634,757	$26,507,270
Proceeds from sales of long-term investments	61,486,080	124,314,148	200,846,947
Purchases of long-term investments	(56,295,825)	(125,973,814)	(208,918,446)
Net proceeds from sales (purchases) of short-term securities	(4,429,468)	2,523,487	4,494,282
(Increase) decrease in assets:
Cash pledged for financial futures contracts	115,200	(105,150)	113,500
Interest receivable	8,422	114,048	(349,335)
Variation margin receivable on financial futures contracts	(9,563)	(38,642)	(16,095)
Prepaid expenses	(1,060)	(25,452)	(1,471)
Increase (decrease) in liabilities:
Payables:
Interest expense and fees	3,225	985	(2,839)
Investment advisory fees	270,332	432,815	437,625
Officer’s and Trustees’ fees	(7,174)	(5,586)	(19,275)
Other accrued expenses	31,918	47,717	54,763
Amortization of premium and accretion of discount on investments	400,228	2,788,721	1,569,497
Net realized gain on investments	(735,524)	(2,080,367)	(3,416,599)
Net unrealized loss on investments	4,376,545	12,336,839	15,439,774

Net cash provided by operating activities	22,360,481	35,964,506	36,739,598

Cash Used for Financing Activities
Cash dividends paid to Common Shareholders	(22,386,542)	(32,439,071)	(40,536,644)
Proceeds from TOB Trust Certificates	—	—	4,990,417
Repayments of TOB Trust Certificates	—	(3,542,370)	(1,234,078)
Increase in bank overdraft	—	—	1,316
Amortization of deferred offering costs	26,061	16,935	39,391

Net cash used for financing activities	(22,360,481)	(35,964,506)	(36,739,598)

Cash
Net increase in cash	—	—	—
Cash at beginning of year	—	—	—

Cash at end of year	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense and fees	$2,034,763	$3,181,018	$3,506,201

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	274,680	—	624,769

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	69

Financial Highlights	BlackRock Municipal Bond Investment Trust (BIE)

	Year Ended August 31,
	2015	2014		2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$16.27	$14.27		$16.88	$14.67		$15.51

Net investment income[1]	0.90	0.93		0.90	0.92		1.03
Net realized and unrealized gain (loss)	(0.31)	1.98		(2.58)	2.26		(0.89)
Distributions to AMPS Shareholders from net investment income	—	—		—	(0.00)[2]		(0.02)

Net increase (decrease) from investment operations	0.59	2.91		(1.68)	3.18		0.12

Distributions to Common Shareholders from net investment income[3]	(0.91)	(0.91)		(0.93)	(0.97)		(0.96)

Net asset value, end of year	$15.95	$16.27		$14.27	$16.88		$14.67

Market price, end of year	$14.10	$14.58		$13.14	$16.61		$14.22

Total Return Applicable to Common Shareholders[4]
Based on net asset value	4.26%	21.64%		(10.35)%	22.36%		1.29%

Based on market price	2.85%	18.37%		(16.10)%	24.21%		(2.38)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.97%	2.07%		2.09%	2.21%	[5]	1.81%	[5]

Total expenses after fees waived and paid indirectly	1.84%	1.94%		1.96%	2.12%	[5]	1.66%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.56% [7]	1.63%	[7]	1.60% [7]	1.72%	[5,7]	1.39%	[5]

Net investment income	5.54%	6.05%		5.45%	5.78%	[5]	7.25%	[5]

Distributions to AMPS Shareholders	—	—		—	0.01%		0.13%

Net investment income to Common Shareholders	5.54%	6.05%		5.45%	5.77%		7.12%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$53,250	$54,327		$47,647	$56,331		$48,941

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		—	—		$17,850

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		—	—		$93,546

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$17,800	$17,800		$17,800	$17,800		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$399,156	$405,210		$367,678	$416,465		—

Borrowings outstanding, end of year (000)	$16,236	$16,236		$16,756	$18,585		$16,276

Portfolio turnover rate	17%	18%		32%	36%		25%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[7]

For the years ended August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.24%, 1.27%, 1.27% and 1.42%, respectively.

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2015

Financial Highlights	BlackRock Municipal Bond Trust (BBK)

	Year Ended August 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$16.54	$14.18	$16.79	$14.48		$15.29

Net investment income[1]	0.90	0.97	0.96	1.01		1.14
Net realized and unrealized gain (loss)	0.03	2.43	(2.46)	2.37		(0.87)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.03)

Net increase (decrease) from investment operations	0.93	3.40	(1.50)	3.37		0.24

Distributions to Common Shareholders from:[2]
Net investment income	(0.98)	(0.96)	(0.97)	(1.06)		(1.05)
Net realized gain	—	(0.08)	(0.14)	—		—

Total distributions to Common Shareholders	(0.98)	(1.04)	(1.11)	(1.06)		(1.05)

Net asset value, end of year	$16.49	$16.54	$14.18	$16.79		$14.48

Market price, end of year	$15.23	$15.59	$13.49	$17.16		$14.86

Total Return Applicable to Common Shareholders[3]
Based on net asset value	5.96%	25.27%	(9.52)%	23.96%		2.02%

Based on market price	3.83%	24.11%	(15.78)%	23.45%		1.38%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.73%	1.84% [5]	1.82%	1.69%	[4]	1.33%	[4]

Total expenses after fees waived and paid indirectly	1.73%	1.84% [5]	1.82%	1.64%	[4]	1.19%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.16%	1.19%	1.17%	1.18%	[4,6]	1.16%	[4]

Net investment income	5.41%	6.29%	5.85%	6.39%	[4]	8.15%	[4]

Distributions to AMPS Shareholders	—	—	—	0.04%		0.19%

Net investment income to Common Shareholders	5.41%	6.29%	5.85%	6.35%		7.96%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$173,363	$173,798	$149,003	$176,216		$151,471

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$79,900

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$72,394

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$79,900	$79,900	$79,900	$79,900		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$316,975	$317,520	$286,487	$320,545		—

Borrowings outstanding, end of year (000)	$19,495	$19,495	$17,039	$14,489		$7,399

Portfolio turnover rate	34%	32%	32%	46%		27%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.16%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	71

Financial Highlights	BlackRock Municipal Income Investment Quality Trust (BAF)

	Year Ended August 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.97	$13.83	$16.53	$14.50		$15.08

Net investment income[1]	0.83	0.83	0.81	0.83		0.91
Net realized and unrealized gain (loss)	(0.18)	2.13	(2.68)	2.09		(0.58)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.00)[2]		(0.02)

Net increase (decrease) from investment operations	0.65	2.96	(1.87)	2.92		0.31

Distributions to Common Shareholders from net investment income[3]	(0.82)	(0.82)	(0.83)	(0.89)		(0.89)

Net asset value, end of year	$15.80	$15.97	$13.83	$16.53		$14.50

Market price, end of year	$13.89	$14.18	$12.82	$16.24		$13.92

Total Return Applicable to Common Shareholders[4]
Based on net asset value	4.71%	22.67%	(11.69)%	20.76%		2.62%

Based on market price	3.68%	17.50%	(16.68)%	23.59%		(5.01)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.50%	1.58%	1.63%	1.49%	[5]	1.25%	[5]

Total expenses after fees waived and paid indirectly	1.50%	1.58%	1.63%	1.49%	[5]	1.23%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.00%	1.03%	1.03%	1.06%	[5,7]	1.09%	[5]

Net investment income	5.16%	5.56%	5.02%	5.31%	[5]	6.51%	[5]

Distributions to AMPS Shareholders	—	—	—	0.02%		0.12%

Net investment income to Common Shareholders	5.16%	5.56%	5.02%	5.29%		6.39%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$138,203	$139,723	$120,962	$144,587		$126,783

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$42,275

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$99,975

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,200	$42,200	$42,200	$42,200		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$427,495	$431,097	$386,639	$442,624		—

Borrowings outstanding, end of year (000)	$33,470	$32,345	$33,845	$36,497		$22,266

Portfolio turnover rate	13%	26%	43%	51%		33%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2015

Financial Highlights	BlackRock Municipal Income Quality Trust (BYM)

	Year Ended August 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.56	$13.46	$16.11	$14.09		$14.64

Net investment income[1]	0.84	0.86	0.91	0.93		0.97
Net realized and unrealized gain (loss)	(0.33)	2.16	(2.62)	2.02		(0.58)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.00)[2]		(0.02)

Net increase (decrease) from investment operations	0.51	3.02	(1.71)	2.95		0.37

Distributions to Common Shareholders from net investment income[3]	(0.86)	(0.92)	(0.94)	(0.93)		(0.92)

Net asset value, end of year	$15.21	$15.56	$13.46	$16.11		$14.09

Market price, end of year	$13.67	$13.96	$12.59	$16.73		$13.85

Total Return Applicable to Common Shareholders[4]
Based on net asset value	3.85%	23.69%	(11.13)%	21.54%		3.09%

Based on market price	4.03%	18.65%	(19.96)%	28.40%		(2.79)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47%	1.55%	1.55%	1.46%	[5]	1.25%	[5]

Total expenses after fees waived and paid indirectly	1.47%	1.55%	1.55%	1.46%	[5]	1.24%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	0.96%	0.98%	0.96%	1.00%	[5,7]	1.07%	[5]

Net investment income	5.42%	5.89%	5.77%	6.12%	[5]	7.15%	[5]

Distributions to AMPS Shareholders	—	—	—	0.03%		0.14%

Net investment income to Common Shareholders	5.42%	5.89%	5.77%	6.09%		7.01%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$401,536	$410,776	$355,372	$424,785		$371,014

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$137,250

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$92,580

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$137,200	$137,200	$137,200	$137,200		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$392,665	$399,399	$359,018	$409,610		—

Borrowings outstanding, end of year (000)	$101,818	$93,816	$114,948	$105,454		$85,964

Portfolio turnover rate	12%	20%	24%	17%		19%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[7]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	73

Financial Highlights	BlackRock Municipal Income Trust II (BLE)

	Year Ended August 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.48	$13.32	$16.10	$13.96		$14.63

Net investment income[1]	0.92	0.93	0.97	1.02		1.08
Net realized and unrealized gain (loss)	(0.19)	2.22	(2.72)	2.14		(0.73)
Distributions to AMPS Shareholders from net investment income:	—	—	—	(0.01)		(0.02)

Net increase (decrease) from investment operations	0.73	3.15	(1.75)	3.15		0.33

Distributions to Common Shareholders from net investment income[2]	(0.96)	(0.99)	(1.03)	(1.01)		(1.00)

Net asset value, end of year	$15.25	$15.48	$13.32	$16.10		$13.96

Market price, end of year	$14.18	$14.70	$13.20	$16.74		$14.13

Total Return Applicable to Common Shareholders[3]
Based on net asset value	5.01%	24.73%	(11.60)%	23.25%		2.70%

Based on market price	2.83%	19.52%	(15.75)%	26.61%		(0.07)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55%	1.64%	1.67%	1.55%	[4]	1.18%	[4]

Total expenses after fees waived and paid indirectly	1.55%	1.64%	1.67%	1.48%	[4]	1.10%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.98%	1.01%	1.00%	0.96%	[4,6]	1.01%	[4]

Net investment income	5.94%	6.49%	6.17%	6.74%	[4]	7.94%	[4]

Distributions to AMPS Shareholders	—	—	—	0.03%		0.17%

Net investment income to Common Shareholders	5.94%	6.49%	6.17%	6.71%		7.77%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$357,868	$363,038	$312,329	$376,774		$325,713

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$151,300

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$78,819

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$151,300	$151,300	$151,300	$151,300		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$336,529	$339,946	$306,430	$349,025		—

Borrowings outstanding, end of year (000)	$68,692	$68,692	$73,531	$88,876		$43,451

Portfolio turnover rate	10%	16%	17%	24%		16%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.94%.

See Notes to Financial Statements.

74	ANNUAL REPORT	AUGUST 31, 2015

Financial Highlights	BlackRock MuniHoldings Investment Quality Fund (MFL)

	Year Ended August 31,
	2015	2014		2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.46	$13.27		$15.96	$14.00		$14.69

Net investment income[1]	0.89	0.89		0.87	0.86		0.95
Net realized and unrealized gain (loss)	(0.31)	2.16		(2.66)	2.02		(0.71)
Distributions to AMPS Shareholders from net investment income	—	—		—	—		(0.02)

Net increase (decrease) from investment operations	0.58	3.05		(1.79)	2.88		0.22

Distributions to Common Shareholders from net investment income[2]	(0.86)	(0.86)		(0.90)	(0.92)		(0.91)

Net asset value, end of year	$15.18	$15.46		$13.27	$15.96		$14.00

Market price, end of year	$14.06	$13.92		$12.59	$16.13		$13.84

Total Return Applicable to Common Shareholders[3]
Based on net asset value	4.29%	24.24%		(11.70)%	21.22%		2.01%

Based on market price	7.28%	17.91%		(17.11)%	23.93%		1.12%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.54%	1.64%		1.71%	1.87%		1.37%	[4]

Total expenses after fees waived and paid indirectly	1.49%	1.57%		1.62%	1.80%		1.30%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.95% [6]	1.19%	[6]	1.29% [6]	1.39%	[6]	1.14%	[4]

Net investment income	5.73%	6.18%		5.55%	5.76%		7.03%	[4]

Distributions to AMPS Shareholders	—	—		—	—		0.18%

Net investment income to Common Shareholders	5.73%	6.18%		5.55%	5.76%		6.85%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$573,885	$584,690		$501,810	$602,780		$528,173

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$274,600	$274,600		$274,600	$274,600		$274,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$308,990	$312,924		$282,742	$319,152		$292,343

Borrowings outstanding, end of year (000)	$85,502	$89,157		$95,959	$131,323		$74,965

Portfolio turnover rate	13%	25%		59%	44%		32%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the years ended August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.94%, 0.95%, 0.92% and 0.99%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	75

Financial Highlights	BlackRock MuniVest Fund, Inc. (MVF)

	Year Ended August 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$10.27	$9.14	$10.68	$9.55		$10.01

Net investment income[1]	0.62	0.63	0.67	0.69		0.73
Net realized and unrealized gain (loss)	(0.21)	1.18	(1.50)	1.16		(0.47)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.02)

Net increase (decrease) from investment operations	0.41	1.81	(0.83)	1.84		0.24

Distributions to Common Shareholders from net investment income[2]	(0.64)	(0.68)	(0.71)	(0.71)		(0.70)

Net asset value, end of year	$10.04	$10.27	$9.14	$10.68		$9.55

Market price, end of year	$9.65	$9.83	$8.91	$11.28		$9.73

Total Return Applicable to Common Shareholders[3]
Based on net asset value	4.27%	20.70%	(8.39)%	19.85%		2.90%

Based on market price	4.71%	18.50%	(15.45)%	24.24%		1.11%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.43%	1.49%	1.54%	1.51%	[4]	1.28%	[4]

Total expenses after fees waived and paid indirectly	1.43%	1.49%	1.54%	1.51%	[4]	1.28%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.89%	0.91%	0.91%	0.98%	[4,6]	1.05%	[4]

Net investment income	6.03%	6.53%	6.43%	6.79%	[4]	7.93%	[4]

Distributions to AMPS Shareholders	—	—	—	0.05%		0.18%

Net investment income to Common Shareholders	6.03%	6.53%	6.43%	6.74%		7.75%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$642,889	$656,922	$584,718	$679,207		$602,234

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$243,825

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$86,749

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,800	$243,800	$243,800	$243,800		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$363,695	$369,451	$339,835	$378,592		—

Borrowings outstanding, end of year (000)	$148,867	$145,111	$149,085	$199,256		$173,251

Portfolio turnover rate	18%	14%	11%	11%		10%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.96%.

See Notes to Financial Statements.

76	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually, a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Municipal Bond Investment Trust	BIE	Delaware	Non-diversified
BlackRock Municipal Bond Trust	BBK	Delaware	Diversified
BlackRock Municipal Income Investment Quality Trust	BAF	Delaware	Non-diversified
BlackRock Municipal Income Quality Trust	BYM	Delaware	Diversified
BlackRock Municipal Income Trust II	BLE	Delaware	Diversified
BlackRock MuniHoldings Investment Quality Fund	MFL	Massachusetts	Non-diversified
BlackRock MuniVest Fund, Inc.	MVF	Maryland	Non-diversified

The Boards of Trustees/Directors of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees/directors thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Trust is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

ANNUAL REPORT	AUGUST 31, 2015	77

Notes to Financial Statements (continued)

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Although still evaluating the potential impacts of this new guidance, management expects that the effects of the Trusts’ adoption will be limited to the reclassification of any unamortized debt issuance costs on the Statements of Assets and Liabilities and the modification of related accounting policy disclosures in the Notes to Financial Statements.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for

78	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Trust’s investments and derivative instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Certain Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of TOB transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust generally provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which each Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended August 31, 2015, no TOB Trusts in which the Trusts participated were terminated without the consent of the Trusts.

While the Trusts’ investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow the Trusts to borrow money for purposes of making investments. The Trusts’ management believes that the Trusts’ restrictions on borrowings do not apply to the secured borrowings. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial

ANNUAL REPORT	AUGUST 31, 2015	79

Notes to Financial Statements (continued)

reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. The Trusts typically invest the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

•

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed to ensure that no banking entity is sponsoring the TOB Trust. Specifically, a Trust will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank will be performed by, or on behalf of, the Trusts. The Trusts have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Trust may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of the Trusts’ payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, the Trusts incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

At August 31, 2015, the aggregate value of the underlying municipal bonds transferred to the TOB Trusts, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates
BIE	$31,229,314	$16,235,837	0.02% - 0.27%
BBK	$35,579,226	$19,494,759	0.02% - 0.23%
BAF	$62,526,950	$33,469,597	0.02% - 0.23%
BYM	$181,234,818	$101,817,973	0.02% - 0.55%
BLE	$120,888,557	$68,691,599	0.01% - 0.23%
MFL	$167,212,621	$85,502,460	0.02% - 0.27%
MVF	$299,152,828	$148,866,950	0.01% - 0.23%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts.

[2]

The Trusts may invest in TOB Trusts on either a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, the Trusts will usually enter into a reimbursement agreement with the Liquidity Provider where the Trusts are required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Trusts at August 31, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts at August 31, 2015.

80	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

For the year ended August 31, 2015, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BIE	$16,235,837	0.66%
BBK	$19,494,759	0.66%
BAF	$31,862,322	0.71%
BYM	$99,030,783	0.62%
BLE	$68,691,599	0.63%
MFL	$86,345,766	0.71%
MVF	$147,235,223	0.61%

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage economically their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: Certain Trusts invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust, except for MFL and MVF, pays the Manager a monthly fee based on a percentage of each Trust’s average weekly managed assets at the following annual rates:

	BIE	BBK	BAF	BYM	BLE
Investment advisory fee	0.65%	0.65%	0.55%	0.55%	0.55%

ANNUAL REPORT	AUGUST 31, 2015	81

Notes to Financial Statements (continued)

MFL and MVF each pay the Manager a monthly fee based on a percentage of MFL’s and MVF’s, respective, average daily net assets at an annual rate of 0.55% and 0.50%, respectively.

“Managed assets” and “net assets” each mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred stock).

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investments in other affiliated investment companies, if any. For the year ended August 31, 2015, the amounts waived were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Amounts waived	$40	$120	$23	$134	$245	$79	$994

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses, with respect to BIE as a percentage of its average weekly managed assets of 0.08%. With respect to MFL, the Manager voluntarily agreed to waive its investment advisory fees on the proceeds of Preferred Shares and TOB Trusts that exceed 35% of its total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of Preferred Shares). The amounts waived are included in fees waived by the Manager in the Statements of Operations. For the year ended August 31, 2015, the amounts included in fees waived by Manager were as follows:

Amounts Waived
BIE	$70,626
MFL	$252,834

These voluntary waivers may be reduced or discontinued at any time without notice.

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

7. Purchases and Sales:

For the year ended August 31, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Purchases	$14,418,952	$93,056,560	$29,034,080	$76,702,482	$57,061,282	$125,973,814	$211,649,960
Sales	$14,462,475	$102,397,843	$27,079,384	$74,691,768	$61,341,080	$124,486,196	$184,807,939

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Trusts file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns remains open for each of the four years ended August 31, 2015. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of August 31, 2015, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, income recognized from pass-through entities and distributions received from a regulated investment company were reclassified to the following accounts:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Paid-in capital	$(10,870)	$(17,878)	$(14,502)	$(24,414)	$(26,061)	$(16,937)	$(39,389)
Undistributed net investment income	$12,700	$47,284	$14,453	$18,037	$29,599	$22,305	$60,809
Undistributed net realized gain (accumulated net realized loss)	$(1,830)	$(29,406)	$49	$6,377	$(3,538)	$(5,368)	$(21,420)

82	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

		BIE	BBK	BAF	BYM	BLE	MFL	MVF
Tax-exempt income[1]	8/31/2015	$3,068,707	$11,028,806	$7,631,874	$24,086,618	$24,104,448	$34,971,566	$43,639,676
	8/31/2014	$3,072,297	$10,928,168	$7,639,133	$25,638,804	$24,890,090	$33,858,640	$46,057,995
Ordinary income[2]	8/31/2015	—	58,444	—	—	69,242	144	70,002
	8/31/2014	—	447,312	—	2,986	11,567	—	34,555
Long-term capital gains	8/31/2014	—	509,853	—	—	—	—	—

Total	8/31/2015	$3,068,707	$11,087,250	$7,631,874	$24,086,618	$24,173,690	$34,971,710	$43,709,678

	8/31/2014	$3,072,297	$11,885,333	$7,639,133	$25,641,790	$24,901,657	$33,858,640	$46,092,550

[1]	The Trusts designate these amounts paid during the fiscal year ended August 31, 2015, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of July 31, 2015, the tax components of accumulated net earnings were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Undistributed tax-exempt income	$506,117	$2,508,917	$1,542,752	$2,266,248	$2,996,043	$7,960,255	$5,262,754
Undistributed ordinary income	—	153,109	—	—	—	—	50,052
Capital loss carryforwards	(2,593,039)	—	(5,389,992)	(18,272,768)	(16,272,627)	(40,173,327)	(24,306,450)
Net unrealized gains[3]	8,097,941	21,357,588	18,030,330	42,891,825	38,232,951	80,191,436	79,665,083

Total	$6,011,019	$24,019,614	$14,183,090	$26,885,305	$24,956,367	$47,978,364	$60,671,439

[3]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, amortization methods of premiums and discounts on fixed income securities, the timing and recognition of partnership income, the deferral of compensation to Trustees and the treatment of residual interests in TOB Trusts.

As of August 31, 2015, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BIE	BAF	BYM	BLE	MFL	MVF
2016	—	—	$3,216,104	—	—	—
2017	—	—	6,430,212	$2,066,643	$1,863,647	$7,618,622
2018	$150,549	—	2,209,430	4,366,226	11,734,707	—
2019	718,157	—	—	2,448,693	—	5,276,524
No expiration date[4]	1,724,333	$5,389,992	6,417,022	7,391,065	26,574,973	11,411,304

Total	$2,593,039	$5,389,992	$18,272,768	$16,272,627	$40,173,327	$24,306,450

[4]	Must be utilized prior to losses subject to expiration.

During the year ended August 31 2015, BBK utilized $985,165 of its capital loss carryforward.

As of August 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Tax cost	$62,178,604	$231,348,012	$160,821,677	$491,074,604	$467,837,735	$760,192,356	$798,643,818

Gross unrealized appreciation	$8,379,939	$23,223,941	$18,389,199	$49,989,238	$45,725,067	$82,367,353	$90,806,582
Gross unrealized depreciation	(275,240)	(1,809,901)	(340,987)	(7,041,727)	(7,374,035)	(1,958,820)	(8,970,440)

Net unrealized appreciation	$8,104,699	$21,414,040	$18,048,212	$42,947,511	$38,351,032	$80,408,533	$81,836,142

9. Principal Risks:

Each Trust invests a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of August 31, 2015, BIE, BAF and BYM invested a significant portion of their assets in securities in the county, city, special district, school district and transportation sectors. BLE and MFL invested a significant portion of their assets in securities in the transportation sector. BBK invested a significant portion of its assets in securities in the health sector. MVF invested a significant portion of its assets in securities in the heath and the transportation sectors.

ANNUAL REPORT	AUGUST 31, 2015	83

Notes to Financial Statements (continued)

Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

The new TOB Trust structure resulting from the compliance with Volcker Rule remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Trusts’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

Should short-term interest rates rise, the Trusts’ investments in TOB transactions may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

10. Capital Share Transactions:

Each of BIE, BBK, BAF, BYM and BLE is authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares, including AMPS, without approval of Common Shareholders.

84	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

MFL is authorized to issue an unlimited number of shares, including 1 million Preferred Shares, including AMPS, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, including AMPS, par value $0.10 per share.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended August 31,	BLE	MVF
2015	17,405	60,265
2014	10,827	—

For the years ended August 31, 2015 and August 31, 2014 shares issued and outstanding remained constant for BIE, BBK BAF, BYM and MFL.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BIE and MFL (collectively, the “VRDP Trusts”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. VRDP Trusts are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, if any, the VRDP Trusts are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

As of the year ended August 31, 2015, the VRDP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BIE	9/15/11	178	$17,800,000	10/01/41
MFL	6/30/11	2,746	$274,600,000	7/01/41

The VRDP Trusts entered into a fee agreement with the liquidity provider that may require an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BIE and the liquidity provider is for 364 day term and is scheduled to expire on December 4, 2015. The fee agreement between MFL and the liquidity provider is for a three year term and is scheduled to expire on April 19, 2017.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Trusts do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Trusts are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Trusts are required to begin to segregate liquid assets with the VRDP Trust’s custodian to fund the redemption. There is no assurance the VRDP Trusts will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, VRDP Trusts are required to redeem certain of their outstanding VRDP Shares if they fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

ANNUAL REPORT	AUGUST 31, 2015	85

Notes to Financial Statements (continued)

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of VRDP Trusts. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of August 31, 2015, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of August 31, 2015, the short-term ratings of the liquidity provider and the VRDP Shares for BIE were P1, F1 and A2 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares of MFL were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below. On July 15, 2015, the S&P short-term ratings of the VRDP Shares of Barclays VRDP Funds were downgraded from A1 to A2. The downgrade of the VRDP Shares of Barclays VRDP Funds followed the June 9, 2015 downgrade of Barclays Bank PLC by S&P.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Trusts may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of BIE’s VRDP Shares that were tendered for remarketing during the year ended August 31, 2015 were successfully remarketed.

For the year ended August 31, 2015, the annualized dividend rates for the VRDP Shares were as follows:

	BIE	MFL
Rate	0.13%	0.92%

On April 17, 2014, MFL commenced a three-year term ending April 19, 2017 (“special rate period”) with respect to its VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by MFL on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MFL is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MFL will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when MFL’s VRDP Shares revert back to remarketable securities.

If MFL redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After April 19, 2017, the holder of the VRDP Shares and MFL may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

For the year ended August 31, 2015, VRDP Shares issued and outstanding of each Trust remained constant.

VMTP Shares

BBK, BAF, BYM, BLE and MVF (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act.

86	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

As of the year ended August 31, 2015, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BBK	12/16/11	799	$79,900,000	1/02/19
BAF	12/16/11	422	$42,200,000	1/02/19
BYM	12/16/11	1,372	$137,200,000	1/02/19
BLE	12/16/11	1,513	$151,300,000	1/02/19
MVF	12/16/11	2,438	$243,800,000	1/02/19

In June 2015, the term of the VMTP Shares was extended to January 2, 2019. Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trusts redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of August 31, 2015, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

For the year ended August 31, 2015, the average annualized dividend rates for the VMTP Shares were as follows:

	BBK	BAF	BYM	BLE	MVF
Rate	1.05%	1.04%	1.04%	1.05%	1.04%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the year ended August 31, 2015, VMTP Shares issued and outstanding of each Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

ANNUAL REPORT	AUGUST 31, 2015	87

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on October 1, 2015 to Common Shareholders of record on September 15, 2015:

Common Dividend Per Share
BIE	$0.0760
BBK	$0.0750
BAF	$0.0685
BYM	$0.0715
BLE	$0.0790
MFL	$0.0715
MVF	$0.0535

Additionally, the Trusts declared a net investment income dividend on October 1, 2015 payable to Common Shareholders of record on October 15, 2015 for the same amounts noted above.

The dividends declared on Preferred Shares for the period September 1, 2015 to September 30, 2015 for the Trusts were as follows:

	Preferred Shares	Series	Dividend Declared
BIE	VRDP Shares	W-7	$1,756
BBK	VMTP Shares	W-7	$66,985
BAF	VMTP Shares	W-7	$35,379
BYM	VMTP Shares	W-7	$115,022
BLE	VMTP Shares	W-7	$126,843
MFL	VRDP Shares	W-7	$203,129
MVF	VMTP Shares	W-7	$204,391

88	ANNUAL REPORT	AUGUST 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Municipal Bond Investment Trust, BlackRock Municipal Bond Trust,

BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, and BlackRock MuniHoldings Investment Quality Fund, and to the Shareholders and Board of Directors of BlackRock MuniVest Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Municipal Bond Investment Trust, BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. (collectively, the “Trusts”), as of August 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Municipal Bond Investment Trust, BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. as of August 31, 2015, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 23, 2015

ANNUAL REPORT	AUGUST 31, 2015	89

Disclosure of Investment Advisory Agreements

The Board of Directors or Trustees, as applicable, (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Municipal Bond Investment Trust (“BIE”), BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Income Quality Trust (“BYM”), BlackRock Municipal Income Trust II (“BLE”), BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF” and together with BIE, BBK, BAF, BYM, BLE and MFL, each a “Fund,” and, collectively, the “Funds”) met in person on April 30, 2015 (the “April Meeting”) and June 11-12, 2015 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and June Meetings, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management services, administrative, and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; funds trading at a discount; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); fund size; portfolio manager’s investments in the funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each Fund has redeemed 100% of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to

90	ANNUAL REPORT	AUGUST 31, 2015

Disclosure of Investment Advisory Agreements (continued)

better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared the Funds’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	AUGUST 31, 2015	91

Disclosure of Investment Advisory Agreements (continued)

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of each of BYM and MFL noted that for the one-, three- and five-year periods reported, its respective Fund ranked in the first, first and second quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of each of BBK, BLE and MVF noted that for each of the one-, three- and five-year periods reported, its respective Fund ranked in the first quartile against its Customized Lipper Peer Group Composite.

The Board of BIE noted that for the one-, three- and five-year periods reported, BIE ranked in the third, second and second quartiles, respectively, against its Customized Lipper Peer Group Composite. The Board of BIE and BlackRock reviewed and discussed the reasons for BIE’s underperformance during the one-year period, and the Board of BIE noted that they will monitor BIE’s performance.

The Board of BAF noted that for the one-, three- and five-year periods reported, BAF ranked in the second, third and second quartiles, respectively, against its Customized Lipper Peer Group Composite.

BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for each Fund in that it ranks the Fund’s performance on a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2014 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards may periodically receive and review information from independent third parties as

92	ANNUAL REPORT	AUGUST 31, 2015

Disclosure of Investment Advisory Agreements (continued)

part of their annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Boards considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of BIE noted that BIE’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Fund’s Expense Peers. BIE’s Board determined that BIE’s contractual management fee rate was appropriate in light of the median contractual management fee rate paid by the Fund’s Expense Peers. BIE’s Board also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Fund. The waiver was implemented on June 1, 2012. After discussions between the Board of BIE, including the Independent Board Members, and BlackRock, the Board of BIE and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

The Board of BBK noted that BBK’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Fund’s Expense Peers. The Board of BBK determined that BBK’s actual management fee rate and total expense ratio were appropriate in light of the median actual management fee rate and total expense ratio paid by the Fund’s Expense Peers.

The Board of BAF noted that BAF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers.

The Board of each of BYM, MFL and MVF noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers.

The Board of BLE noted that BLE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board of BLE determined that BLE’s total expense ratio was appropriate in light of the median total expense ratio paid by the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts

ANNUAL REPORT	AUGUST 31, 2015	93

Disclosure of Investment Advisory Agreements (concluded)

related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

94	ANNUAL REPORT	AUGUST 31, 2015

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BIE, BBK, BAF, BYM and BLE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MFL and MVF that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	AUGUST 31, 2015	95

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	76 RICs consisting of 76 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	76 RICs consisting of 76 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	76 RICs consisting of 76 Portfolios	None
Frank J. Fabozzi[4] 1948	Trustee and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 235 Portfolios	None
Kathleen F. Feldstein 1941	Trustee	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	76 RICs consisting of 76 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	76 RICs consisting of 76 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	76 RICs consisting of 76 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	76 RICs consisting of 76 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

96	ANNUAL REPORT	AUGUST 31, 2015

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Trustees[2] (concluded)
W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	76 RICs consisting of 76 Portfolios	None
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause thereof. The Board has unanimously approved further extending the mandatory retirement age for Mr. James T. Flynn until December 31, 2015, which the Board believes is in the best interest of shareholders.

[3]   Date shown is the earliest date a person has served for the Trusts in the Closed-End Complex. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]   For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 76 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.

Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	109 RICs consisting of 235 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2014 to present (Trustee); 2011 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[5]   Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause thereof.

ANNUAL REPORT	AUGUST 31, 2015	97

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2014 to present (Trustee); 2011 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

Effective September 18, 2015, Robert W. Crothers resigned as a Vice President of the Trusts and Jonathan Diorio became a Vice President of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Providers Bank of America, N.A.[3] New York, NY 10036 Barclays Bank PLC[4] New York, NY 10019	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Remarketing Agents Merrill Lynch, Pierce, Fenner & Smith Incorporated[3] New York, NY 10036 Barclays Capital Inc.[4] New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

[3]	For MFL.

[4]	For BIE.

98	ANNUAL REPORT	AUGUST 31, 2015

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2015 for shareholders of record on June 1, 2015, to elect director nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Trustees as follows:

	Frank J. Fabozzi[1,4]			James T. Flynn[1]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BYM	1,372	0	0	23,643,124	1,385,708	0	23,732,995	1,295,836	0
BAF	422	0	0	7,705,557	435,122	0	7,693,601	447,078	0
BBK	799	0	0	9,406,464	299,082	0	9,449,093	256,453	0
BIE	178	0	0	3,026,435	105,685	0	2,977,306	154,814	0
BLE	1,513	0	0	21,093,232	447,703	0	21,047,718	493,217	0
	John M. Perlowski[3]			Karen P. Robards[1]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BYM	23,721,993	1,306,839	0	23,764,522	1,264,309	0
BAF	7,704,709	435,970	0	7,716,180	424,499	0
BBK	9,440,399	265,147	0	9,428,967	276,579	0
BIE	3,026,435	105,685	0	3,034,852	97,268	0
BLE	20,998,752	542,184	0	21,071,412	469,523	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

[1]	Class II

[2]	Class III

[3]	Class I

[4]	Voted on by holders of Preferred Shares only.

Approved the Trustees as follows:

	Michael J. Castellano			Richard E. Cavanagh			Frank J. Fabozzi¹
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	35,059,244	881,562	0	35,066,957	873,849	0	2,746	0	0
MVF	59,117,534	2,113,272	0	59,153,317	2,077,489	0	2,438	0	0
	Kathleen F. Feldstein			James T. Flynn			Jerrold B. Harris
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	35,031,898	908,908	0	35,049,307	891,499	0	35,065,625	875,181	0
MVF	58,870,260	2,360,546	0	59,065,490	2,165,316	0	59,096,993	2,133,813	0
	R. Glenn Hubbard			W. Carl Kester¹			Barbara G. Novick
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	35,035,072	905,734	0	2,746	0	0	35,066,757	874,049	0
MVF	58,629,716	2,601,090	0	2,438	0	0	59,172,751	2,058,055	0
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	35,066,513	874,293	0	35,058,877	881,929	0
MVF	59,156,801	2,074,005	0	59,212,294	2,018,512	0

¹	Voted on by holders of Preferred Shares only.

ANNUAL REPORT	AUGUST 31, 2015	99

Additional Information (continued)

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

100	ANNUAL REPORT	AUGUST 31, 2015

Additional Information (concluded)

General Information (concluded)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2015	101

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-NTL-7-8/15-AR

JULY 31, 2015

ANNUAL REPORT

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock Municipal Target Term Trust (BTT)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended July 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. As U.S. growth picked up considerably in the fourth quarter of 2014, the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite uncertainty as to when the Federal Reserve (the “Fed”) would raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path, although meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse and investors feared the consequences should Greece leave the eurozone. Adding to global worries was a massive correction in Chinese equity prices despite policymakers’ attempts to stabilize the market. As these concerns abated in the later part of July, developed markets rebounded with the help of solid corporate earnings. Emerging markets, however, continued to slide as Chinese equities remained highly volatile and growth estimates for many emerging economies were revised lower. Bond markets moved back into positive territory as softer estimates for global growth and the return of falling commodity prices caused yields to move lower.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.55%	11.21%
U.S. small cap equities (Russell 2000® Index)	6.98	12.03
International equities (MSCI Europe, Australasia, Far East Index)	7.19	(0.28)
Emerging market equities (MSCI Emerging Markets Index)	(4.76)	(13.38)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.00	0.01
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(3.64)	5.32
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(1.47)	2.82
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.97)	3.50
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.27	0.37
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2015

Municipal Market Conditions

Municipal bonds generated positive performance for the period, thanks to a favorable supply-and-demand environment and declining interest rates in the earlier half. (Bond prices rise as rates fall.) Interest rates moved lower in 2014 even as the U.S. Federal Reserve (the “Fed”) curtailed its open-market bond purchases. This, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger performing sectors for the year. This trend continued into the beginning of 2015 until rate volatility ultimately increased in February as a result of uneven U.S. economic data and widening central bank divergence, i.e., rate cuts outside the United States while the Fed poised for normalizing U.S. rates. During the 12 months ended July 31, 2015, municipal bond funds garnered net inflows of approximately $24 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $406 billion (considerably higher than the $306 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of July 31, 2015
6 months: (0.97)%
12 months: 3.50%

A Closer Look at Yields

From July 31, 2014 to July 31, 2015, yields on AAA-rated 30-year municipal bonds declined by 18 basis points (“bps”) from 3.30% to 3.12%, while 10-year rates fell by 7 bps from 2.26% to 2.19% and 5-year rates increased 8 bps from 1.22% to 1.30% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 49 bps and the spread between 2- and 10-year maturities flattened by 38 bps.

During the same time period, U.S. Treasury rates fell by 38 bps on 30-year bonds, 35 bps on 10-year bonds and 21 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries across the yield curve, most notably in the intermediate part of the curve as a result of increased supply and tempered demand. In absolute terms, positive performance of muni bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. The four largest states — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2015

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trusts’ Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trusts’ financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trusts with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trusts’ financing cost of leverage is significantly lower than the income earned on the Trusts’ longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trusts’ Common Shares than if the Trusts were not leveraged. In addition, the Trusts may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trusts’ ability to invest in certain types of securities or use certain types of hedging strategies. The Trusts incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment advisor will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trusts’ obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	5

Trust Summary as of July 31, 2015	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2015 ($14.65)[1]	5.91%
Tax Equivalent Yield[2]	12.04%
Current Monthly Distribution per Common Share[3]	$0.0722
Current Annualized Distribution per Common Share[3]	$0.8664
Economic Leverage as of July 31, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BFZ[5]	7.66%	5.96%
Lipper California Municipal Debt Funds[6]	7.67%	6.36%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The California municipal bond market delivered a gain during the 12-month period, as the combination of falling U.S. Treasury yields, the state’s improving economy and rising revenues for state and local governments provided firm support for the market. These factors enabled longer-term bonds to outperform their short-term counterparts, and the Trust was positioned for this trend via its exposure to the long end of the yield curve. The Trust also maintained a fully invested posture with a low level of cash reserves, which allowed it to capitalize fully on the market’s robust performance.

•

The Trust’s positions in AA-rated credits within the school district, transportation and health sectors outperformed as California’s improving credit profile enabled their valuations to rise. Positions in the utilities sector also aided performance. The Trust was further helped by having a zero weighting in Puerto Rico, where a deterioration of credit fundamentals led to a sharp downturn in prices.

•	Leverage on the Trust’s assets, which was achieved through the use of tender option bonds, amplified the positive effect of falling rates on performance.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance given that bond yields declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	JULY 31, 2015

BlackRock California Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$14.65	$14.41	1.67%	$16.00	$14.37
Net Asset Value	$15.84	$15.83	0.06%	$16.43	$15.67

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/15	7/31/14
County/City/Special District/School District	37%	33%
Utilities	27	31
Education	12	8
Health	10	11
Transportation	6	7
State	6	8
Tobacco	1	—
Corporate	1	1
Housing	—	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/15	7/31/14
AAA/Aaa	7%	11%
AA/Aa	75	71
A	17	18
BBB/Baa[2]	—	—
B	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Representing less than 1% of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2015	—
2016	1%
2017	9
2018	16
2019	33

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	7

Trust Summary as of July 31, 2015	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of July 31, 2015 ($14.82)[1]	2.81%
Tax Equivalent Yield[2]	4.96%
Current Monthly Distribution per Common Share[3]	$0.0347
Current Annualized Distribution per Common Share[3]	$0.4164
Economic Leverage as of July 31, 2015[4]	0%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Percentage is less than 1% which represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BFO[5]	0.62%	2.59%
Lipper Other States Municipal Debt Funds[6]	4.85%	6.04%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The Trust is scheduled to mature on or about December 31, 2020, and it therefore holds securities that will mature close to that date. Given that rates declined more for bonds on the long end of the yield curve, the Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers, which typically hold longer-dated issues.

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Long-term bonds outperformed short-term debt, due to a flattening of the yield curve for the full 12 months. Performance differed significantly during the two halves of the annual period. In the first half (August 2014 through January 2015), the market rallied significantly and the municipal yield curve flattened aggressively. During this time, long-term rates fell much more than intermediate rates, while two-year rates rose. In contrast, the second half (February 2015 through July 2015) brought weaker price performance and a steepening of the yield curve.

•

The Trust’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as interest rates declined during the period. (Bond prices rise when rates fall.) The Trust’s exposure to the health sector made a strong contribution to total return, followed by its positions in the utilities and transportation sectors. Investments in zero-coupon bonds, which generated strong price performance, also aided returns. Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period.

•	There were no detractors from performance on an absolute basis as all areas of the Trust’s investment universe appreciated during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	JULY 31, 2015

BlackRock Florida Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$14.82	$15.16	(2.24)%	$15.48	$14.70
Net Asset Value	$15.37	$15.42	(0.32)%	$15.64	$15.24

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/15	7/31/14
County/City/Special District/School District	38%	32%
State	16	14
Health	15	16
Transportation	11	20
Utilities	11	10
Corporate	4	4
Education	4	3
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/15	7/31/14
AAA/Aaa	1%	2%
AA/Aa	52	47
A	25	32
BBB/Baa	13	9
N/R2	9	10

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2015 and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade represents 4% and 2%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2015	3%
2016	—
2017	12
2018	12
2019	14

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	9

Trust Summary as of July 31, 2015	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the interest of which is exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax and Florida intangible personal property tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographical location since municipal obligations issued by any state or municipality that provides income exempt from regular federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2015 ($13.44)[1]	6.46%
Tax Equivalent Yield[2]	11.41%
Current Monthly Distribution per Common Share[3]	$0.072375
Current Annualized Distribution per Common Share[3]	$0.868500
Economic Leverage as of July 31, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BBF[5]	6.09%	6.76%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	6.90%	6.95%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Long-term bonds outperformed short-term debt, due to a flattening of the yield curve. In this environment, the Trust’s duration positioning contributed positively to performance. The Trust’s longer dated holdings in the transportation, health and utilities sectors experienced the best price performance on an absolute basis. Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s minimal cash balance and use of leverage allowed it to increase its income.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance given that bond yields declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	JULY 31, 2015

BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$13.44	$13.48	(0.30)%	$14.73	$13.20
Net Asset Value	$15.14	$15.09	0.33%	$15.85	$14.95

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/15	7/31/14
County/City/Special District/School District	25%	26%
Transportation	22	21
Utilities	15	16
Health	14	15
State	11	11
Education	8	8
Tobacco	3	1
Corporate	1	1
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/15	7/31/14
AAA/Aaa	11%	10%
AA/Aa	56	56
A	24	26
BBB/Baa	6	6
BB/Ba	1	1
B	1	—	[2]
N/R3	1	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Representing less than 1% of the Trust’s total investments.

[3]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality.

Call/Maturity Schedule[4]
Calendar Year Ended December 31, 2015	—
2016	1%
2017	1
2018	16
2019	34

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	11

Trust Summary as of July 31, 2015	BlackRock Municipal Target Term Trust

Trust Overview

BlackRock Municipal Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Current Distribution Rate on Closing Market Price as of July 31, 2015 ($20.80)[1]	4.62%
Tax Equivalent Rate[2]	8.16%
Current Monthly Distribution per Common Share[3]	$0.08
Current Annualized Distribution per Common Share[3]	$0.96
Economic Leverage as of July 31, 2015[4]	37%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain at fiscal year end.

[4]

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BTT[5]	11.37%	8.32%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	6.90%	6.95%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Long-term bonds outperformed short-term debt, leading to a flattening of the yield curve for the full 12 months. Performance differed significantly during the two halves of the annual period. In the first half (August 2014 through January 2015), the market rallied significantly and the municipal yield curve flattened aggressively. During this time, long-term rates fell much more than intermediate rates, while two-year rates rose. In contrast, the second half (February 2015 through July 2015) brought weaker price performance and a steepening of the yield curve.

•

The Trust’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as interest rates declined during the period. (Bond prices rise when rates fall.) The Trust’s exposure to the healthcare sector made a strong contribution to total return, followed by its positions in the transportation sector. Investments in zero-coupon bonds, which generated strong price performance, also aided returns. Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance given that bond yields declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	JULY 31, 2015

BlackRock Municipal Target Term Trust

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$20.80	$19.57	6.29%	$21.75	$19.49
Net Asset Value	$22.73	$21.99	3.37%	$24.02	$21.99

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/15	7/31/14
Transportation	23%	22%
Health	19	17
County/City/Special District/School District	13	13
Education	11	12
Corporate	11	11
Utilities	8	8
State	8	6
Housing	5	9
Tobacco	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[2]	7/31/15	7/31/14
AAA/Aaa	3%	4%
AA/Aa	25	31
A	46	42
BBB/Baa	15	12
BB/Ba	5	3
B	—	2
N/R3	6	6

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2015 and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade each represented less than 1% of the Trust’s total investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31, 2015	—
2016	1%
2017	1
2018	1
2019	—

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	13

Trust Summary as of July 31, 2015	BlackRock New Jersey Municipal Income Trust

Trust Overview

BlackRock New Jersey Municipal Income Trust’s (BNJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2015 ($14.61)[1]	6.17%
Tax Equivalent Yield[2]	11.98%
Current Monthly Distribution per Common Share[3]	$0.0751
Current Annualized Distribution per Common Share[3]	$0.9012
Economic Leverage as of July 31, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BNJ[5]	5.69%	5.79%
Lipper New Jersey Municipal Debt Funds[6]	6.31%	4.64%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Long-term bonds outperformed short-term debt, due to a flattening of the yield curve. In this environment, the Trust’s duration positioning contributed positively to performance. The Trust’s longer dated holdings in the transportation, local tax-backed, education, and other industries sectors experienced the best price performance on an absolute basis. Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s minimal cash balance and use of leverage allowed it to increase its income.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance given that bond yields declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	JULY 31, 2015

BlackRock New Jersey Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$14.61	$14.68	(0.48)%	$17.10	$14.00
Net Asset Value	$15.55	$15.61	(0.38)%	$16.50	$15.35

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/15	7/31/14
Transportation	33%	33%
Education	17	17
County/City/Special District/School District	16	13
State	16	15
Health	7	8
Corporate	7	8
Housing	3	6
Utilities	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/15	7/31/14
AAA/Aaa	2%	2%
AA/Aa	42	40
A	36	35
BBB/Baa	10	9
BB/Ba	8	4
B	—	3
N/R2	2	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2015 and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade represents 1% and 5%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2015	4%
2016	1
2017	2
2018	12
2019	10

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	15

Trust Summary as of July 31, 2015	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2015 ($14.54)[1]	5.69%
Tax Equivalent Yield[2]	11.52%
Current Monthly Distribution per Common Share[3]	$0.069
Current Annualized Distribution per Common Share[3]	$0.828
Economic Leverage as of July 31, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BNY[5]	11.67%	8.00%
Lipper New York Municipal Debt Funds[6]	8.00%	6.41%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Longer-term bonds, which were aided by the backdrop of relatively slow economic growth and low inflation, outpaced shorter-term issues, which were pressured by the prospects of an interest rate hike by the U.S. Federal Reserve later in 2015.

•

In this environment, the Trust’s investments in longer duration and longer dated bonds generally provided the best returns. (Duration is a measure of interest rate sensitivity). Positions in the tax-backed (state and local), transportation and utilities sectors were positive contributors to performance. The Trust’s investments in zero-coupon bonds, which generated strong price performance, also aided returns. The Trust’s exposure to higher-yielding, lower-rated bonds in the investment grade category aided performance, as this market segment outperformed during the period. Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. The Trust’s leverage allowed it to increase its income.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance given that bond yields declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	JULY 31, 2015

BlackRock New York Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$14.54	$13.79	5.44%	$15.09	$13.55
Net Asset Value	$14.97	$14.68	1.98%	$15.64	$14.68

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/15	7/31/14
County/City/Special District/School District	24%	24%
Education	20	19
Transportation	15	14
Utilities	12	13
Health	10	10
State	9	9
Corporate	8	9
Housing	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/15	7/31/14
AAA/Aaa	18%	16%
AA/Aa	37	39
A	27	29
BBB/Baa	6	6
BB/Ba	4	4
N/R2	8	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2015 and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was 2% and 1%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2015	4%
2016	4
2017	12
2018	4
2019	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	17

Schedule of Investments July 31, 2015	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 96.0%
Corporate — 0.7%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric:
Series A, 5.88%, 2/15/34	$685	$787,682
Series D, 5.88%, 1/01/34	2,500	2,874,750

		3,662,432
County/City/Special District/School District — 33.4%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	8,425	9,707,369
Cerritos Community College District, GO:
Election of 2004, Series C, 5.25%, 8/01/19 (a)	3,000	3,495,900
Series A, 5.00%, 8/01/39	4,275	4,858,324
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 5/01/31	500	593,750
6.50%, 5/01/36	1,210	1,464,560
6.50%, 5/01/42	2,225	2,672,003
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,300,880
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/34	2,000	2,292,560
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	2,880	3,466,858
5.50%, 3/01/41	5,265	6,163,630
County of Santa Clara California Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	20,000	21,869,200
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 8/01/33	2,500	2,817,275
Grossmont California Healthcare District, GO, Election of 2006, Series B:
6.00%, 7/15/21 (a)	3,235	4,050,705
6.13%, 7/15/21 (a)	2,000	2,518,460
Long Beach Unified School District California, GO, Refunding, Election of 2008, Series A, 5.75%, 8/01/33	4,135	4,856,888
Los Alamitos Unified School District California, GO, School Facilities Improvement District No. 1, 5.50%, 2/01/19 (a)	6,315	7,301,340
Los Angeles California Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/30	5,065	5,748,724
Modesto Irrigation District, COP, Capital Improvments, Series A, 5.75%, 10/01/29	3,035	3,449,793
Oak Grove School District California, GO, Election of 2008, Series A, 5.50%, 8/01/33	6,000	6,880,380
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/39	2,000	2,292,920
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM), 5.50%, 8/01/34	2,000	2,239,720
California (continued)
County/City/Special District/School District (concluded)
Sacramento Area Flood Control Agency, Special Assessment Bonds, Consolidated Capital Assessment District, 5.25%, 10/01/32	$4,865	$5,671,812
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,500	1,717,545
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	5,520	6,217,286
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 6/01/32	3,375	3,830,355
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,060	3,633,260
San Ramon Valley Unified School District, GO, Election of 2012, 4.00%, 8/01/40	1,665	1,695,270
Santa Ana College Improvement District #1 Rancho Santiago Community College District, GO, Election of 2012, Series A, 5.00%, 8/01/39	2,000	2,244,680
Santa Ana Unified School District, GO, Election of 2008, Series A:
5.50%, 8/01/30	6,525	7,325,226
5.13%, 8/01/33	10,000	11,051,500
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	2,250	2,589,075
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 8/01/19 (a)	4,000	4,781,960
Tustin California School District, GO, Election of 2008, Series B, 5.25%, 8/01/31	3,445	4,023,967
West Contra Costa California Unified School District, GO, Series A:
Election of 2010 (AGM), 5.25%, 8/01/32	4,945	5,815,518
Election of 2012, 5.50%, 8/01/39	2,500	2,883,950
Yosemite Community College District, GO, Refunding, 5.00%, 8/01/32 (b)	3,500	4,077,885

		168,600,528
Education — 3.6%
California Educational Facilities Authority, RB, Chapman University, 5.00%, 4/01/45	2,375	2,609,697
California Educational Facilities Authority, Refunding RB, San Francisco University, 6.13%, 10/01/36	6,280	7,628,316
California Municipal Finance Authority, RB, Emerson College, 5.75%, 1/01/33	2,500	2,871,775
California State University, Refunding RB, Series A, 5.00%, 11/01/43 (b)	1,500	1,707,555
University of California, Refunding RB, Series I, 5.00%, 5/15/32	3,000	3,486,210

		18,303,553

Portfolio Abbreviations

ACA	American Capital Access Holding Ltd.	COP	Certificates of Participation	IDB	Industrial Development Board
AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	ISD	Independent School District
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	LRB	Lease Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	M/F	Multi-Family
AMT	Alternative Minimum Tax (subject to)	FHA	Federal Housing Administration	MRB	Mortgage Revenue Bonds
ARB	Airport Revenue Bonds	GARB	General Airport Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
BARB	Building Aid Revenue Bonds	GO	General Obligation Bonds	PILOT	Payment in Lieu of Taxes
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency	S/F	Single-Family
CIFG	CIFG Assurance North America, Inc.	IDA	Industrial Development Authority	SONYMA	State of New York Mortgage Agency

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Health — 12.7%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	$4,975	$5,806,870
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/39	6,700	7,649,189
Children’s Hospital, Series A, 5.25%, 11/01/41	8,500	9,398,450
St. Joseph Health System, Series A, 5.75%, 7/01/39	375	428,629
Sutter Health, Series A, 5.25%, 11/15/46	5,195	5,410,333
Sutter Health, Series B, 6.00%, 8/15/42	6,015	7,131,023
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A:
6.00%, 7/01/34	4,505	5,151,242
6.00%, 7/01/39	5,550	6,337,156
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series B, 5.25%, 3/01/45	2,000	2,041,000
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series B, 5.50%, 7/01/30	2,900	3,111,468
Catholic Healthcare West, Series E, 5.50%, 7/01/31	5,065	5,437,328
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	4,000	4,409,640
Washington Township Health Care District, GO, Series B, 5.50%, 8/01/38	1,625	1,912,495

		64,224,823
State — 9.4%
State of California, GO, Various Purposes:
6.00%, 3/01/33	2,000	2,413,940
6.00%, 4/01/38	15,875	18,500,566
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	9,000	10,642,770
Various Capital Projects, Series I, 5.50%, 11/01/33	4,940	5,872,573
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	5,025	6,046,281
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	3,335	3,882,974

		47,359,104
Tobacco — 1.2%
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	7,000	5,951,470
Transportation — 10.5%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	6,750	7,855,245
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A:
5.00%, 5/15/34	6,650	7,502,530
5.00%, 5/15/40	4,750	5,361,515
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.75%, 3/01/34	2,895	3,319,581
6.25%, 3/01/34	2,650	3,116,241
County of Orange California, ARB, Series B, 5.75%, 7/01/34	8,000	8,699,600
California (concluded)
Transportation (concluded)
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	$3,000	$3,373,290
Senior Series B, 5.75%, 7/01/39	1,850	2,066,524
Senior Series B, AMT (AGM), 5.25%, 7/01/33	2,055	2,236,888
Port of Los Angeles California Harbor Department, RB, Series B, 5.25%, 8/01/34	5,580	6,324,205
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 8/01/44	2,795	3,064,270

		52,919,889
Utilities — 24.5%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	7,690	8,993,993
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series D, 5.88%, 1/01/34	6,555	7,537,594
City of Los Angeles California Department of Water & Power, RB:
Power System, Sub-Series A-1, 5.25%, 7/01/38	9,000	9,933,840
Series A, 5.38%, 7/01/34	3,250	3,647,085
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	4,000	4,538,200
City of Los Angeles California Wastewater System, Refunding RB, Series A, 5.00%, 6/01/39	2,000	2,231,340
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,748,763
City of San Francisco California Public Utilities Commission Water Revenue, RB:
Series A, 5.00%, 11/01/35	10,625	12,010,500
Series A, 5.00%, 11/01/45	11,100	12,445,320
Sub-Series A, 5.00%, 11/01/37	5,000	5,731,850
County of Riverside California Public Financing Authority, RB, Capital Facility Project, 5.25%, 11/01/45	8,935	10,098,784
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.25%, 9/01/31	4,320	5,104,944
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	2,425	2,883,859
East Bay California Municipal Utility District Water System Revenue, Refunding RB, Series A, 5.00%, 6/01/36	6,745	7,728,758
El Dorado Irrigation District / El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	10,000	11,503,400
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/34	11,020	12,503,292

		123,641,522
Total Municipal Bonds in California		484,663,321

Multi-State — 0.4%
Housing — 0.4%
Centerline Equity Issuer Trust (c)(d):
Series A-4-2, 6.00%, 5/15/19	1,000	1,132,480
Series B-3-2, 6.30%, 5/05/19	1,000	1,142,070
Total Municipal Bonds in Multi-State		2,274,550
Total Municipal Bonds — 96.4%		486,937,871

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	19

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California — 66.4%
County/City/Special District/School District — 26.2%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	$9,695	$10,635,027
Los Angeles Community College District California, GO, Election of 2008, Series A:
Election of 2001 (AGM), 5.00%, 8/01/17 (a)	8,000	8,701,760
Series C, 5.25%, 8/01/39 (f)	12,900	15,020,953
Los Angeles Community College District California, GO, Refunding, 6.00%, 8/01/19 (a)	20,131	24,049,194
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,621,600
Palomar California Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/44	15,140	17,192,833
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	10,484	12,004,986
San Joaquin California Delta Community College District, GO, Election of 2004, Series C, 5.00%, 8/01/39	14,505	16,387,449
San Jose Unified School District Santa Clara County California, GO:
Election of 2002, Series D, 5.00%, 8/01/32	14,625	16,109,429
Series C, 4.00%, 8/01/39	6,100	6,224,928

		131,948,159
Education — 16.0%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (f)	10,395	11,579,718
Grossmont Union High School District, GO, Election of 2004, 5.00%, 8/01/33	13,095	14,266,988
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/16 (a)	2,600	2,723,448
Series AM, 5.25%, 5/15/44	5,000	5,775,500
Series O, 5.75%, 5/15/19 (a)	12,300	14,451,229
University of California, Refunding RB:
Series AI, 5.00%, 5/15/38	14,225	16,050,280
Series I, 5.00%, 5/15/40	14,065	16,038,034

		80,885,197
Health — 4.1%
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	18,960	20,731,433
California (concluded)
Utilities — 20.1%
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (a)	$14,700	$15,704,745
County of Orange California Water District, COP, Refunding, 5.00%, 8/15/39	10,480	11,831,606
County of San Diego California Water Authority, COP, Refunding, Election of 2014, Series A (AGM), 5.00%, 5/01/33	10,040	10,999,322
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	18,002	19,786,236
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	15,998	17,169,864
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	11,180	11,977,022
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/39	12,457	14,051,528

		101,520,323
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 66.4%		335,085,112
Total Long-Term Investments (Cost — $753,597,892) — 162.8%		822,022,983

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (g)(h)	6,380,903	6,380,903
Total Short-Term Securities (Cost — $6,380,903) — 1.3%		6,380,903
Total Investments (Cost — $759,978,795) — 164.1%		828,403,886
Other Assets Less Liabilities — 0.6%		3,430,923
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (30.8)%		(155,567,626)
VMTP Shares, at Liquidation Value — (33.9)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$504,967,183

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,707,555	$12,660
Stifel Nicolaus & Co., Inc.	4,077,885	19,670

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to August 1, 2018, is $14,013,480.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)

(g)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income
BIF California Municipal Money Fund	540,673	5,840,230	6,380,903	—

(h)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(100)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$12,743,750	$(43,114)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$43,114	$43,114

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(887,323)	$(887,323)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(119,925)	$(119,925)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$42,062,773

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	21

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$822,022,983	—	$822,022,983
Short-Term Securities	$6,380,903	—	—	6,380,903

Total	$6,380,903	$822,022,983	—	$828,403,886

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(43,114)	—	—	$(43,114)

[2]    Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$135,000	—	—	$135,000
Liabilities:
TOB Trust Certificates	—	$(155,532,544)	—	(155,532,544)
VMTP Shares	—	(171,300,000)	—	(171,300,000)

Total	$135,000	$(326,832,544)	—	$(326,697,544)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments July 31, 2015	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida — 94.7%
Corporate — 4.0%
County of Hillsborough Florida IDA, Refunding RB, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	$1,000	$1,115,120
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	2,000	2,335,040

		3,450,160
County/City/Special District/School District — 37.5%
City of Jacksonville Florida, Refunding RB, Better Jacksonville Sales Tax, 5.00%, 10/01/20	4,000	4,661,440
County of Broward Florida School Board, COP, Refunding, Series A, 5.00%, 7/01/20	2,000	2,325,440
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/22	2,500	2,769,675
County of Hillsborough Florida, RB, (AMBAC), 5.00%, 11/01/17 (a)	5,545	6,068,781
County of Miami-Dade Florida School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/18 (a)	4,000	4,462,280
County of Northern Palm Beach Florida Improvement District, Refunding, Special Assessment Bonds, Water Control & Improvement District No. 43, Series B (ACA), 4.50%, 8/01/22	1,000	1,009,330
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	485	557,401
Indian River County School Board, COP, Refunding, Series A, 5.00%, 7/01/20	1,000	1,154,260
Miami-Dade County School Board Foundation Inc, COP, Refunding, Series A, 5.00%, 5/01/20	1,250	1,441,787
Palm Beach County School District, COP, Refunding Series B, 5.00%, 8/01/20	3,000	3,475,740
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series A, 6.10%, 5/01/23 (b)(c)	3,015	2,363,368
Stevens Plantation Florida Imports Project Dependent Special District, RB, 6.38%, 5/01/13 (b)(c)	2,425	1,809,899

		32,099,401
Education — 4.0%
City of Tampa, Refunding RB, 5.00%, 4/01/20	795	908,367
County of Orange Florida Educational Facilities Authority, RB, Rollins College Project (AMBAC), 5.25%, 12/01/22	725	795,876
Florida State Board of Governors, Refunding RB, University of Central Florida, Series A, 5.00%, 7/01/18	500	552,320
Florida State Higher Educational Facilities Financial Authority, Refunding RB, University of Tampa Project, Series A, 5.00%, 4/01/20	1,000	1,121,630

		3,378,193
Health — 14.4%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 4/01/20	500	572,385
County of Highlands Florida Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	2,155	2,462,863
County of Marion Florida Hospital District, Refunding RB, Health System, Munroe Regional, 5.00%, 10/01/17 (a)	1,500	1,635,870
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
3.00%, 6/01/16	140	141,505
3.00%, 6/01/17	190	194,484
3.25%, 6/01/18	195	201,924
3.50%, 6/01/19	200	209,804
Municipal Bonds	Par (000)	Value
Florida (continued)
Health (concluded)
County of Palm Beach Florida Health Facilities Authority, Refunding RB:
Acts Retirement-Life Communities, Inc., 5.00%, 11/15/22	$4,735	$5,267,640
Bethesda Healthcare System Project, Series A (AGM), 5.00%, 7/01/20	1,285	1,480,269
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/20	150	170,879

		12,337,623
Housing — 0.9%
County of Manatee Florida Housing Finance Authority, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	165	168,003
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 4.70%, 7/01/22	425	435,340
Jacksonville Housing Finance Authority, Refunding RB, Series A-1, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.63%, 10/01/39	115	118,398

		721,741
State — 12.5%
Florida Municipal Loan Council, RB, Series D (AGM):
5.00%, 10/01/19	1,050	1,201,988
4.00%, 10/01/20	1,105	1,209,953
4.00%, 10/01/21	500	545,815
Florida Municipal Loan Council, Refunding RB:
CAB, Series A (NPFGC), 0.00%, 4/01/20 (d)	4,000	3,499,120
Series B-2 (AGM), 4.00%, 10/01/20	655	716,622
State of Florida Department of Environmental Protection, Refunding RB, Series A, 5.00%, 7/01/20	3,000	3,488,940

		10,662,438
Transportation — 10.8%
County of Broward Florida Fuel System, RB, Lauderdale Fuel Faciilities, Series A (AGM), AMT, 5.00%, 4/01/20	160	182,010
County of Broward Florida Port Facilities, Refunding RB, Series B, AMT, 5.00%, 9/01/20	2,500	2,868,500
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,579,201
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	1,500	1,744,080
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, 5.00%, 7/01/20	550	638,506
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,315,026
Jacksonville Florida Port Authority, Refunding RB, AMT, 4.00%, 11/01/20	865	925,922

		9,253,245
Utilities — 10.6%
City of North Miami Florida Beach Water Revenue, RB, 5.00%, 8/01/20	1,200	1,373,916
County of Miami-Dade Florida Water & Sewer System, Refunding RB, Series B (AGM), 5.25%, 10/01/19	4,000	4,649,280
Florida Governmental Utility Authority, RB, Golden Gate Utility System (AGM), 5.00%, 7/01/19	510	579,105
Florida Governmental Utility Authority, Refunding RB:
4.00%, 10/01/20	500	552,725
Lehigh Utility (AGM), 5.00%, 10/01/20	635	733,107
Florida Municipal Power Agency, RB, 5.00%, 10/01/20	500	578,115

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	23

Schedule of Investments (continued)	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Utilities (concluded)
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, Series B, 5.00%, 4/01/20	$530	$600,750

		9,066,998
Total Municipal Bonds in Florida		80,969,799

Guam — 0.6%
Utilities — 0.6%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	100	114,240
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	310	359,885
Total Municipal Bonds in Guam		474,125

U.S. Virgin Islands — 3.1%
State — 3.1%
Virgin Islands Public Finance Authority, RB, Series A:
5.00%, 10/01/18	590	645,932
5.00%, 10/01/19	1,810	2,015,598
Total Municipal Bonds in U.S. Virgin Islands		2,661,530
Total Municipal Bonds — 98.4%		84,105,454
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Florida — 0.2%
Housing — 0.2%
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	$204	$206,742
Total Long-Term Investments (Cost — $80,940,508) — 98.6%		84,312,196

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (f)(g)	550,062	550,062
Total Short-Term Securities (Cost — $550,062) — 0.6%		550,062
Total Investments (Cost — $81,490,570) — 99.2%		84,862,258
Other Assets Less Liabilities — 1.0%		782,195
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (0.2)%		(134,044)

Net Assets Applicable to Common Shares — 100.0%		$85,510,409

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Non-income producing security.

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income
FFI Institutional Tax-Exempt Fund	123,907	426,155	550,062	$570

(g)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$84,312,196	—	$84,312,196
Short-Term Securities	$550,062	—	—	550,062

Total	$550,062	$84,312,196	—	$84,862,258

[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust BFO)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,508	—	—	$1,508
Liabilities:
TOB Trust Certificates	—	$(133,978)	—	(133,978)

Total	$1,508	$(133,978)	—	$(132,470)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	25

Schedule of Investments July 31, 2015	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$275	$307,926
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	330	251,674
California — 14.5%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,315	1,469,197
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	890	1,016,229
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,300	1,434,888
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	775	912,531
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	1,600	1,802,112
State of California, GO, Various Purposes, 6.00%, 3/01/33	1,275	1,538,887
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/31	1,600	1,904,512
5.50%, 11/01/33	1,500	1,783,170
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	400	465,724
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	300	351,540
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	1,780	2,035,003

		14,713,793
Colorado — 2.3%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	1,000	1,141,130
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34	1,095	1,239,343

		2,380,473
Florida — 5.4%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	265	306,854
County of Miami-Dade Florida, RB, Seaport, Series A, 6.00%, 10/01/38	3,800	4,559,164
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	570	652,069

		5,518,087
Georgia — 1.8%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	1,565	1,789,186
Illinois — 22.9%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	2,955	3,550,255
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	500	522,380
Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/31	$1,060	$1,134,041
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,062,940
Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,052,120
Sales Tax Receipts, 5.00%, 12/01/44	1,085	1,134,324
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,000	1,141,100
5.25%, 12/01/43	3,500	3,885,805
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	1,000	1,166,370
Rush University Medical Center, Series B, 7.25%, 11/01/18 (a)	1,600	1,912,304
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	1,900	2,168,850
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/40	645	714,621
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	690	796,998
6.00%, 6/01/28	195	229,498
State of Illinois, GO:
5.25%, 2/01/31	475	495,501
5.25%, 2/01/32	1,000	1,038,890
5.50%, 7/01/33	1,000	1,075,590
5.50%, 7/01/38	210	222,556

		23,304,143
Indiana — 2.5%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,210	2,524,107
Kansas — 1.8%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	1,600	1,822,656
Kentucky — 0.6%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	500	585,740
Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	715	850,986
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	600	658,824

		1,509,810
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	1,270	1,523,543
Massachusetts — 4.3%
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, Series O, 5.38%, 8/15/18 (a)	1,000	1,132,000
Massachusetts Port Authority, Refunding RB, Series A:
5.00%, 7/01/40	2,130	2,424,408
5.00%, 7/01/45	685	774,742

		4,331,150
Michigan — 3.4%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	915	1,073,606
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	1,000	1,135,500

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	$995	$1,214,378

		3,423,484
Mississippi — 1.3%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,000	1,277,630
Nevada — 3.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,600	1,833,232
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	1,825	2,121,289

		3,954,521
New Jersey — 4.2%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,140	1,202,415
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	1,295	1,433,241
Series AA, 5.50%, 6/15/39	1,485	1,591,594

		4,227,250
New York — 6.4%
County of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	600	614,400
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	1,000	1,138,680
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	980	1,104,979
State of New York Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,649,425

		6,507,484
Ohio — 2.7%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	1,565	1,740,890
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	885	1,015,874

		2,756,764
Pennsylvania — 4.7%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	500	573,540
Pennsylvania Turnpike Commission, RB, Sub-Series A:
6.00%, 12/01/16 (a)	1,500	1,610,625
5.63%, 12/01/31	1,250	1,449,437
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,000	1,135,070

		4,768,672
Rhode Island — 1.8%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	1,880	1,843,566
South Carolina — 1.3%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,190	1,369,035
Texas — 12.5%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/41	1,670	1,911,966
Municipal Bonds	Par (000)	Value
Texas (concluded)
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	$745	$846,558
Conroe Texas ISD, GO, School Building, Series A, 5.75%, 2/15/18 (a)	890	999,782
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare:
6.00%, 8/15/20 (a)	140	170,059
6.00%, 8/15/45	1,765	2,091,560
Lower Colorado River Authority, Refunding RB:
5.50%, 5/15/19 (a)	5	5,790
5.50%, 5/15/19 (a)	80	92,633
5.50%, 5/15/19 (a)	5	5,790
5.50%, 5/15/33	1,910	2,153,754
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	1,000	1,178,280
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,000	1,124,640
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	340	386,801
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,505	1,763,544

		12,731,157
Virginia — 1.5%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	280	307,656
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,182,320

		1,489,976
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	1,675	1,814,561
Total Municipal Bonds — 105.1%		106,726,388

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 19.4%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (d)	1,995	2,222,370
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	2,400	2,711,496
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (d)	2,630	3,062,411
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series C, 6.00%, 8/01/33 (a)	3,898	4,656,994
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	400	449,728
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/39	4,214	4,844,245
University of California, RB, Series O, 5.75%, 5/15/34 (a)	1,500	1,762,345

		19,709,589
District of Columbia — 3.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (d)	1,395	1,619,748

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	27

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
District of Columbia (concluded)
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/39	$1,799	$2,000,417

		3,620,165
Illinois — 3.2%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38 (a)	2,800	3,227,616
Nevada — 5.1%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38 (a)	2,500	2,863,075
Series B, 5.50%, 7/01/29	1,994	2,285,142

		5,148,217
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (d)	1,094	1,234,193
New Jersey — 3.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	2,000	2,118,900
Series B, 5.25%, 6/15/36 (d)	1,640	1,720,394

		3,839,294
New York — 13.2%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,410	1,580,044
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF, 5.00%, 6/15/45	1,500	1,647,337
Series FF-2, 5.50%, 6/15/40	1,995	2,282,286
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,500	1,667,846
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,205	2,532,067
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	$1,300	$1,498,614
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	2,000	2,245,800

		13,453,994
Texas — 5.3%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (d)	2,025	2,270,982
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	2,750	3,138,493

		5,409,475
Virginia — 1.0%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	899	1,004,261
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 55.8%		56,646,804
Total Long-Term Investments (Cost — $146,475,351) — 160.9%		163,373,192

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (e)(f)	478,351	478,351
Total Short-Term Securities (Cost — $478,351) — 0.5%		478,351
Total Investments (Cost — $146,953,702) — 161.4%		163,851,543
Other Assets Less Liabilities — 1.5%		1,545,804
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.2)%		(29,688,837)
VRDP Shares, at Redemption Value — (33.7)%		(34,200,000)

Net Assets Applicable to Common Shares — 100.0%		$101,508,510

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(d)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019, is $ 7,891,024.

(e)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income
FFI Institutional Tax-Exempt Fund	1,298,709	(820,358)	478,351	$502

(f)	Represents the current yield as of report date.

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(71)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$9,048,063	$(11,197)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$11,197	$11,197

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(350,433)	$(350,433)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(38,607)	$(38,607)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$12,636,801

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$163,373,192	—	$163,373,192
Short-Term Securities	$478,351	—	—	478,351

Total	$478,351	$163,373,192	—	$163,851,543

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(11,197)	—	—	$(11,197)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	29

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Trust (BBF)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$95,850	—	—	$95,850
Liabilities:
TOB Trust Certificates	—	$(29,682,276)	—	(29,682,276)
VRDP Shares	—	(34,200,000)	—	(34,200,000)

Total	$95,850	$(63,882,276)	—	$(63,786,426)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments July 31, 2015	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.6%
City of Phoenix Alabama IDB, Refunding RB, Meadwestvaco Coated Board Project, Series A, 3.63%, 5/15/30	$5,850	$5,512,162
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/19	1,000	1,007,500
5.25%, 1/01/20	1,000	1,007,500
5.50%, 1/01/21	1,200	1,209,000
5.50%, 1/01/22	1,105	1,113,288

		9,849,450
Alaska — 0.5%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	7,240	7,239,710
Arizona — 1.1%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital:
Series A, 5.00%, 2/01/34	6,340	6,718,371
Series B, 5.00%, 2/01/33	1,810	1,939,614
City of Phoenix Arizona IDA, RB, Facility:
Candeo Schools, Inc. Project, 6.00%, 7/01/23	640	707,354
Eagle College Preparatory Project, Series A, 4.50%, 7/01/22	660	667,801
Eagle College Preparatory Project, Series A, 5.00%, 7/01/33	1,000	983,690
Legacy Traditional Schools Project, Series A, 5.75%, 7/01/24 (a)	750	805,658
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 9/01/29	6,000	6,194,100

		18,016,588
California — 18.5%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub-Lien, Series A (AMBAC), 0.00%, 10/01/30 (b)	10,530	5,220,563
Anaheim California Public Financing Authority, Refunding RB, Electric Distribution System, Series A, 4.00%, 10/01/31	17,080	17,704,274
California Health Facilities Financing Authority, Refunding RB, Adventist Health System/West, Series A:
4.00%, 3/01/28	8,490	8,752,341
4.00%, 3/01/33	61,485	62,165,639
California HFA, RB, S/F Housing, Home Mortgage, Series I, AMT, 4.70%, 8/01/26	10,000	10,032,300
California Municipal Finance Authority, RB:
Biola University, 4.00%, 10/01/27	750	768,233
Biola University, 5.00%, 10/01/29	660	724,845
Biola University, 5.00%, 10/01/30	500	546,535
Biola University, 4.00%, 10/01/33	2,500	2,507,925
Senior, S/F Housing, Caritas Affordable Housing, Inc. Project, Series A, 5.00%, 8/15/30	1,000	1,099,090
California Pollution Control Financing Authority, RB, Poseidon Resources Desalination Project, AMT, 5.00%, 7/01/30 (a)	13,845	14,794,629
California State Public Works Board, RB:, RB:
Judicial Council Projects, Series A, 5.00%, 3/01/32	5,000	5,680,900
Judicial Council Projects, Series A, 5.00%, 3/01/33	5,220	5,904,394
Series D, 5.00%, 9/01/31	2,905	3,302,985
Series D, 5.00%, 9/01/32	6,060	6,869,434
Municipal Bonds	Par (000)	Value
California (continued)
California State Public Works Board, RB:, RB (concluded):
Series E, 5.00%, 9/01/31	$2,600	$2,956,200
Series E, 5.00%, 9/01/32	2,280	2,584,540
California Statewide Communities Development Authority, RB, American Baptist Homes of the West, Series A, 5.00%, 10/01/23	1,500	1,688,250
California Statewide Communities Development Authority, Refunding RB:
Episcopal Communities & Services, 5.00%, 5/15/27	500	554,760
Episcopal Communities & Services, 5.00%, 5/15/32	1,000	1,073,630
Eskaton Properties, Inc., 5.25%, 11/15/34	2,500	2,659,975
Loma Linda Unviersity Medical center, 5.25%, 12/01/29	5,000	5,433,850
City & County of San Francisco California Redevelopment Agency, Refunding, Special Tax Bonds, No. 6 Mission Bay South Public Improvements, Series A:
5.00%, 8/01/28	1,000	1,098,060
5.00%, 8/01/29	1,300	1,419,717
5.00%, 8/01/33	1,335	1,443,095
County of Los Angeles California Public Works Financing Authority, Refunding RB, Multiple Capital Projects II:
5.00%, 8/01/30	2,500	2,801,850
5.00%, 8/01/31	3,000	3,348,210
5.00%, 8/01/32	3,000	3,334,260
5.00%, 8/01/33	2,500	2,776,900
County of Ventura California Public Financing Authority, Refunding RB, Series A:
5.00%, 11/01/31	1,500	1,694,100
5.00%, 11/01/32	1,500	1,688,895
5.00%, 11/01/33	1,200	1,349,460
El Camino Community College District, GO, CAB, Election of 2002, Series C (b):
0.00%, 8/01/30	9,090	5,275,836
0.00%, 8/01/31	12,465	6,846,775
0.00%, 8/01/32	17,435	9,147,970
Escondido Union High School District, GO, CAB, Election of 2008, Series A (AGC), 0.00%, 8/01/33 (b)	2,865	1,355,804
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFuel Corp., Los Angeles International, AMT:
4.50%, 1/01/27	5,000	5,347,300
5.00%, 1/01/32	4,110	4,458,980
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,500	3,060,350
Poway Unified School District, GO, CAB, Election of 2008, Series A (b):
0.00%, 8/01/27	10,000	6,385,400
0.00%, 8/01/30	10,000	5,553,300
0.00%, 8/01/32	12,500	6,322,500
Poway Unified School District Public Financing Authority, Refunding, Special Tax Bonds:
5.00%, 9/15/26	935	1,059,551
5.00%, 9/15/29	1,205	1,342,599
5.00%, 9/15/32	990	1,089,020
Riverside Public Financing Authority, Tax Allocation Bonds, University Corridor/Sycamore Canyon Merged Redevelopment Project, Series C (NPFGC), 4.50%, 8/01/30	10,000	10,133,600

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	31

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
San Bernardino Community College District, GO, Refunding, Series A:
4.00%, 8/01/31	$15,660	$16,291,098
4.00%, 8/01/32	17,010	17,586,979
4.00%, 8/01/33	5,665	5,829,228
San Diego Community College District, GO, CAB, Election of 2006, 0.00%, 8/01/30 (b)	5,000	2,608,700
Westlands California Water District, Refunding RB, Series A (AGM):
5.00%, 9/01/30	1,000	1,141,730
5.00%, 9/01/31	1,000	1,136,910
5.00%, 9/01/32	1,000	1,138,910

		297,092,379
Colorado — 5.8%
Central Platte Valley Metropolitan District, GO, Series A:
5.13%, 12/01/29	700	778,631
5.50%, 12/01/29	750	855,825
5.38%, 12/01/33	1,500	1,689,570
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series B, 4.00%, 11/15/31	37,090	38,881,076
City of Commerce Colorado-Northern Infrastructure General Improvement District, GO, Refunding, Improvement (AGM):
5.00%, 12/01/31	500	565,305
5.00%, 12/01/32	800	902,504
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23	1,000	987,400
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School Project, 5.00%, 8/15/30	1,000	1,097,480
Colorado Health Facilities Authority, Refunding RB, Series A:
Covenant Retirement Communities, 4.50%, 12/01/33	4,595	4,493,680
Covenant Retirement Communities, 5.00%, 12/01/33	3,000	3,136,470
The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 6/01/29	3,455	3,804,300
The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 6/01/30	3,140	3,449,321
The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 6/01/31	2,250	2,460,038
The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 6/01/32	1,500	1,632,330
Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds:
4.10%, 12/01/24	5,080	5,009,998
4.20%, 12/01/25	5,280	5,214,370
4.50%, 12/01/30	4,305	4,234,527
State of Colorado, COP, Refunding, Fitzsimons Academic Projects, 4.00%, 11/01/30	12,675	13,189,732
Tallyns Reach Metropolitan District No. 3, GO, Refunding, 5.00%, 12/01/33	505	520,231

		92,902,788
Connecticut — 1.3%
City of Hartford Connecticut, GO, Refunding, Series A:
4.00%, 4/01/29	8,390	8,721,153
4.00%, 4/01/32	1,500	1,536,795
Connecticut HFA, Refunding RB, M/F Housing, Mortgage Finance Program, Sub-Series F-1, 3.00%, 11/15/32	12,020	11,200,477

		21,458,425
Municipal Bonds	Par (000)	Value
District of Columbia — 0.1%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/33	$1,700	$1,972,476
Florida — 8.9%
City of North Miami Beach, Refunding RB:
4.00%, 8/01/27	3,325	3,507,908
5.00%, 8/01/29	3,650	4,093,147
5.00%, 8/01/30	4,020	4,489,295
5.00%, 8/01/31	4,235	4,712,496
5.00%, 8/01/32	4,445	4,931,461
City of Tampa Florida, Refunding RB, Series A:
County of Hillsborough Florida Expressway Authority, 4.00%, 7/01/29	6,000	6,291,780
County of Hillsborough Florida Expressway Authority, 4.00%, 7/01/30	6,395	6,665,636
H. Lee Moffitt Cancer Center Project, 4.00%, 9/01/33	10,000	10,216,500
County Brevard Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/33	3,760	4,058,619
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.00%, 11/15/29	5,000	5,535,850
County of Broward Florida, RB, Fort Lauderdale Fuel Facilities, Series A, AMT:
5.00%, 4/01/30	600	654,972
5.00%, 4/01/33	740	801,102
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25	5,250	5,317,935
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A:
4.00%, 4/01/31	2,930	2,997,917
4.00%, 4/01/32	1,000	1,020,500
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Sub-Series B, 5.00%, 10/01/32	5,000	5,548,450
County of Miami-Dade Florida School Board, COP, Refunding, Series A, 5.00%, 5/01/32	10,000	11,088,700
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B (b):
0.00%, 6/01/29	3,295	2,054,169
0.00%, 6/01/30	2,000	1,185,680
0.00%, 6/01/31	1,295	735,159
0.00%, 6/01/32	2,495	1,341,562
Double Branch Community Development District, Refunding, Special Assessment Bonds, Senior Lien, Series A-1, 4.13%, 5/01/31	1,200	1,213,584
Florida Development Finance Corp., RB, Miami Arts Charter School Project, Series A, 5.00%, 6/15/24 (a)	165	164,523
Greater Orlando Aviation Authority, Refunding RB, Jet Blue Airways Corp. Project, AMT, 5.00%, 11/15/26	2,000	2,068,940
Jacksonville Florida Port Authority, Refunding RB, AMT:
4.50%, 11/01/30	2,895	3,082,654
4.50%, 11/01/31	3,200	3,390,560
4.50%, 11/01/32	2,300	2,426,431
Lee County School Board, COP, Refunding, Series A, 5.00%, 8/01/28	3,500	4,042,815
Miami Beach Health Facilities Authority, Refunding RB, Mont Sinai Medical Center:
5.00%, 11/15/25	500	567,880
5.00%, 11/15/26	250	279,930

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Miami Beach Health Facilities Authority, Refunding RB, Mont Sinai Medical Center (concluded):
5.00%, 11/15/27	$375	$416,981
5.00%, 11/15/28	500	550,315
5.00%, 11/15/30	1,000	1,084,970
Miami-Dade County Industrial Development Authority, RB, Series A, 5.00%, 6/01/30	2,385	2,465,351
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/30	3,825	4,401,504
South Broward Hospital District, Refunding RB, 3.00%, 5/01/30	3,810	3,529,355
Village Community Development District No. 10, Special Assessment Bonds, Sumter County:
4.50%, 5/01/23	3,115	3,384,572
5.00%, 5/01/32	5,850	6,432,250
Village Community Development District No. 5, Refunding, Special Assessment Bonds:
Phase I, 3.50%, 5/01/28	2,080	2,044,162
Phase I, 3.50%, 5/01/28	3,920	3,852,458
Phase II, 4.00%, 5/01/33	1,210	1,212,347
Phase II, 4.00%, 5/01/34	2,505	2,509,860
Village Community Development District No. 6, Refunding, Special Assessment Bonds, Sumter County, 4.00%, 5/01/29	6,260	6,281,785

		142,652,065
Georgia — 0.8%
Georgia Housing & Finance Authority, RB, S/F Housing, Series A, 3.45%, 12/01/32	12,050	12,065,062
Idaho — 0.6%
Idaho Housing & Finance Association, RB, Series A, 4.00%, 7/15/30	10,000	10,337,400
Illinois — 14.0%
Chicago Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/33	5,000	5,365,250
City of Chicago Illinois, GO:
CAB (NPFGC), 0.00%, 1/01/27 (b)	5,000	2,739,550
Project, Series A, 5.00%, 1/01/33	10,000	9,337,500
City of Chicago Illinois, Go, Refunding, Series A, 5.25%, 1/01/30	6,000	5,834,280
City of Chicago Illinois, RB, Wastewater Transmission, 2nd Lien:
4.00%, 1/01/31	10,375	9,846,705
4.00%, 1/01/32	10,790	10,168,172
4.00%, 1/01/33	11,220	10,534,346
4.00%, 1/01/35	9,135	8,491,439
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT:
4.00%, 1/01/27	5,000	5,066,450
4.00%, 1/01/29	28,425	28,491,230
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB, (AGM), 5.00%, 1/01/30	730	774,742
City of St. Charles Illinois, GO, Refunding, Corporate Purpose:
4.00%, 12/01/30	1,620	1,685,772
4.00%, 12/01/31	1,715	1,773,344
4.00%, 12/01/32	1,800	1,856,520
County of Cook Illinois, GO, Refunding, Series C, 4.00%, 11/15/29	19,750	19,495,028
County of Will Illinois Community High School District No. 210 Lincoln-Way, GO, Refunding:
CAB, Series B, 0.00%, 1/01/29 (b)	6,920	3,799,011
CAB, Series B, 0.00%, 1/01/30 (b)	5,680	2,965,187
Municipal Bonds	Par (000)	Value
Illinois (concluded)
County of Will Illinois Community High School District No. 210 Lincoln-Way, GO, Refunding (concluded):
CAB, Series B, 0.00%, 1/01/31 (b)	$13,330	$6,535,966
CAB, Series B, 0.00%, 1/01/32 (b)	16,500	7,654,185
Series A, Charter School Project-Noble Network, 5.00%, 1/01/31	16,300	17,918,101
Illinois Finance Authority, Refunding RB:
Lutheran Home & Services Obligated Group, 5.00%, 5/15/22	4,660	4,994,495
Lutheran Home & Services Obligated Group, 5.50%, 5/15/27	4,350	4,651,586
Lutheran Home & Services Obligated Group, 5.50%, 5/15/30	4,900	5,183,563
Northwestern Memorial Healthcare, 4.00%, 8/15/33	5,000	5,167,350
Rush Unviersity Medical Center, Series A, 5.00%, 11/15/31	8,415	9,408,727
Rush Unviersity Medical Center, Series A, 5.00%, 11/15/32	2,075	2,301,922
Rush Unviersity Medical Center, Series A, 5.00%, 11/15/33	2,125	2,350,016
The Peoples Gas Light & Coke Company Project, 4.00%, 2/01/33	11,000	11,108,130
Winnebago & Boone Counties School District No. 205 Rockford, GO:
4.00%, 2/01/29	9,305	9,553,909
4.00%, 2/01/30	9,835	10,059,041

		225,111,517
Indiana — 3.5%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 8/01/33	8,500	8,885,390
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 1/01/24	2,250	2,569,612
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 4.00%, 5/01/35	23,565	22,812,334
Earlham College Project, 5.00%, 10/01/32	11,255	11,975,433
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/31	8,000	9,162,560

		55,405,329
Iowa — 2.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	18,500	19,574,110
5.25%, 12/01/25	14,345	15,586,273

		35,160,383
Kentucky — 0.1%
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier-DownTown Crossing Project:
Series B, 0.00%, 7/01/30 (b)	1,230	567,584
Convertible, Series C, 0.00%, 7/01/33 (c)	1,500	1,073,700

		1,641,284
Louisiana — 3.2%
City of New Orleans Louisiana, Refunding RB:
5.00%, 12/01/27	1,500	1,709,265
5.00%, 12/01/29	1,000	1,125,290

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	33

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A:
5.00%, 7/01/27	$3,770	$4,316,348
5.00%, 7/01/28	4,420	5,033,717
5.00%, 7/01/29	3,000	3,397,350
5.00%, 7/01/30	5,000	5,639,800
5.00%, 7/01/31	5,105	5,724,032
5.00%, 7/01/32	3,000	3,337,230
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT:
5.00%, 4/01/31	300	324,147
5.00%, 4/01/32	1,000	1,077,040
5.00%, 4/01/33	1,575	1,695,267
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/29	1,925	2,134,325
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	3,425	3,792,023
5.25%, 5/15/32	4,375	4,916,494
5.25%, 5/15/33	4,750	5,228,277
5.25%, 5/15/35	1,500	1,657,185

		51,107,790
Maine — 1.4%
Maine Health & Higher Educational Facilities Authority, RB, Eastern Maine Medical Center Obligation:
5.00%, 7/01/25	1,250	1,390,075
5.00%, 7/01/26	1,000	1,099,300
5.00%, 7/01/27	1,000	1,087,780
3.75%, 7/01/28	1,000	989,370
5.00%, 7/01/33	5,000	5,308,350
Maine State Housing Authority, Refunding RB, S/F Housing, Series B, 3.45%, 11/15/32	12,000	11,784,600

		21,659,475
Maryland — 1.0%
Anne Arundel County Consolidated, Special Taxing District, Special Tax Bonds, Villages At Two Rivers Project:
4.20%, 7/01/24	700	707,252
4.90%, 7/01/30	1,315	1,328,203
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 9/01/25	3,225	3,403,665
Salisbury University Project, 5.00%, 6/01/34	500	529,520
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Meritus Medical Center, 5.00%, 7/01/29	2,200	2,427,854
Meritus Medical Center, 5.00%, 7/01/31	1,400	1,532,846
Meritus Medical Center, 5.00%, 7/01/33	1,200	1,305,600
Peninsula Regional Medical Center, 5.00%, 7/01/30	1,185	1,318,182
Peninsula Regional Medical Center, 5.00%, 7/01/31	2,200	2,436,610
Peninsula Regional Medical Center, 5.00%, 7/01/32	1,635	1,797,748

		16,787,480
Massachusetts — 0.6%
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 7/01/29	8,985	9,812,069
Michigan — 1.1%
Michigan Finance Authority, Refunding RB:
Holland Community Hospital, Series A, 5.00%, 1/01/33	$750	$807,173
MidMichigan Health, 5.00%, 6/01/33	2,750	3,004,155
Oakwood Obligation Group, 5.00%, 8/15/30	4,105	4,500,024
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	9,195	9,404,462

		17,715,814
Missouri — 0.3%
Missouri State Health & Educational Facilities Authority, Refunding RB:
CoxHealth, Series A, 4.00%, 11/15/33	2,010	2,041,115
St. Louis College of Pharmacy, 5.00%, 5/01/30	3,000	3,224,940

		5,266,055
Nebraska — 1.1%
Central Plains Nebraska Energy Project, RB:
Energy Project No. 3, 5.00%, 9/01/27	7,010	7,761,752
Gas Project No. 3, 5.00%, 9/01/32	9,500	10,312,440

		18,074,192
New Hampshire — 1.0%
New Hampshire Health & Education Facilities Authority, Refunding RB, Concord Hospital, Series A:
5.00%, 10/01/26	1,075	1,195,088
5.00%, 10/01/27	1,180	1,304,266
4.00%, 10/01/33	3,500	3,536,820
New Hampshire State Turnpike System, RB, Series C:
4.00%, 8/01/33	4,350	4,538,921
4.00%, 8/01/35	4,745	4,918,050

		15,493,145
New Jersey — 10.2%
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Logan Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,675,485
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	12,230	13,278,722
Continental Airlines, Inc. Project, Series A, 5.63%, 11/15/30	1,740	1,967,505
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	1,315	1,464,713
Private Activity Bond, The Goethals Bridge Replacement Project, 5.00%, 1/01/28	4,705	5,184,863
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	10,610	11,473,866
Cigarette Tax, 4.25%, 6/15/27	16,500	16,902,930
Continental Airlines, Inc. Project, AMT, 5.75%, 9/15/27	6,200	6,694,884
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	5,000	5,761,050
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health, Series A, 4.00%, 7/01/26	3,000	3,138,360
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	7,315	7,451,278

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series A, 0.00%, 12/15/28 (b)	$66,000	$33,745,140
CAB, Series A, 0.00%, 12/15/29 (b)	18,000	8,570,880
Series AA, 4.00%, 6/15/30	13,315	13,094,504
Series C, 5.25%, 6/15/32	10,000	10,599,200
Series D, 5.00%, 6/15/32	5,000	5,200,850
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 1/01/27	5,000	5,802,200
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/33	500	532,340
5.00%, 11/01/34	500	531,550
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	3,450	3,451,414
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 7/15/29	1,750	1,973,230
5.00%, 7/15/30	2,000	2,245,240
5.00%, 7/15/31	1,450	1,620,680
5.00%, 7/15/32	835	930,566

		163,291,450
New Mexico — 1.1%
New Mexico Educational Assistance Foundation, RB, AMT:
Education Loan Series A-1, 3.75%, 9/01/31	6,250	6,254,812
Education Loan Series A-2, 3.80%, 11/01/32	5,850	5,867,784
Education Loan Series A-2, 3.80%, 9/01/33	5,000	5,030,650

		17,153,246
New York — 7.0%
Build NYC Resource Corp., RB, South Bronx Charter School for International Cultures & The Arts Project, Series A, 5.00%, 4/15/33	3,530	3,588,421
Build NYC Resource Corp., Refunding RB, Prat Paper, Inc. Project, AMT, 4.50%, 1/01/25 (a)	900	954,216
Housing Development Corp., RB, M/F Housing, Series K-1:
3.40%, 11/01/30	8,070	7,918,768
3.50%, 11/01/32	5,865	5,730,809
Housing Development Corp., Refunding RB, M/F Housing, Series L-1:
3.40%, 11/01/30	1,580	1,550,391
3.50%, 11/01/32	1,160	1,133,459
Metropolitan Transportation Authority, Refunding RB, Series F, 5.00%, 11/15/30	21,000	24,164,700
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	8,110	9,466,641
New York Mortgage Agency, Refunding RB, Series 48, 3.45%, 10/01/33	3,500	3,421,180
New York State HFA, RB, M/F Affordable Housing (SONYMA):
3.05%, 11/01/27	4,020	3,886,375
3.45%, 11/01/32	5,235	5,095,121
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24 (a)	3,000	3,037,260
Municipal Bonds	Par (000)	Value
New York (concluded)
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 4.50%, 7/01/32	$9,115	$9,082,642
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series A (b):
0.00%, 11/15/29	17,810	10,850,921
0.00%, 11/15/30	25,215	14,771,451
0.00%, 11/15/31	5,000	2,782,100
TSASC, Inc., Refunding RB, Series 1, 5.00%, 6/01/26	4,000	4,065,280

		111,499,735
North Carolina — 0.1%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/31	1,665	1,911,320
Ohio — 0.7%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities, Series A:
5.25%, 7/01/28	500	521,880
5.63%, 7/01/32	1,000	1,047,990
Ohio State University, RB, General Receipts Special Purpose, Series A, 4.00%, 6/01/31	4,220	4,392,683
State of Ohio, RB, Portsmouth Bypass Project, AMT:
5.00%, 12/31/29	1,625	1,820,471
5.00%, 12/31/30	2,400	2,680,176

		10,463,200
Oklahoma — 0.2%
County of Oklahoma Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A:
5.00%, 4/01/23	1,050	908,828
5.00%, 4/01/29	1,500	1,299,840
5.00%, 4/01/33	1,050	910,707

		3,119,375
Pennsylvania — 11.3%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/27	6,750	7,290,472
5.00%, 5/01/28	5,000	5,372,450
5.00%, 5/01/29	3,745	4,005,540
5.00%, 5/01/30	5,300	5,649,217
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35 (d)	4,540	4,566,786
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.00%, 1/01/22	750	806,543
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/27	1,275	1,348,108
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/32	3,350	3,491,403
Diakon Lutheran Social Ministries Project, 5.00%, 1/01/29	1,300	1,413,893
Diakon Lutheran Social Ministries Project, 5.00%, 1/01/30	2,675	2,891,809
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 4.00%, 7/01/33	27,535	28,084,874

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	35

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, 5.00%, 6/01/31	$5,000	$5,468,000
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/26	2,500	2,685,650
Albert Einstein Healthcare Network, Series A, 5.25%, 1/15/29	3,250	3,521,895
Albert Einstein Healthcare Network, Series A, 5.25%, 1/15/30	6,185	6,662,358
Whitemarsh Continuing Care Retirement Community Project, 5.00%, 1/01/30	2,000	2,017,860
County of Northampton Pennsylvania General Purpose Authority, RB, St. Luke’s Hospital of Bethlehem, Series A, 5.00%, 8/15/33	13,250	14,181,210
Pennsylvania Economic Development Financing Authority, RB, The Pennsylvania Rapid Bridge Replacement Project, AMT:
5.00%, 12/31/29	5,000	5,471,050
5.00%, 12/31/30	13,100	14,249,132
5.00%, 12/31/34	5,000	5,356,250
Pennsylvania HFA, RB, S/F Housing, Series 114C, 3.30%, 10/01/32	20,500	19,716,900
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, 5.00%, 10/01/30	5,250	5,498,062
Pennsylvania Higher Educational Facilities Authority, Refunding RB, La Salle University, 4.00%, 5/01/32	3,000	2,962,740
State Public School Building Authority, RB, School District of Philadelphia Project:
5.00%, 4/01/27	4,130	4,561,874
5.00%, 4/01/28	8,000	8,743,760
5.00%, 4/01/29	6,000	6,493,620
5.00%, 4/01/30	5,500	5,925,480
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc. Student Housing Project:
5.00%, 7/01/30	825	886,364
5.00%, 7/01/30	1,280	1,358,938

		180,682,238
Rhode Island — 0.8%
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 6/01/28	2,750	3,076,205
5.00%, 6/01/29	4,500	4,966,605
5.00%, 6/01/30	4,215	4,612,095

		12,654,905
South Carolina — 0.1%
South Carolina Jobs EDA, Refunding RB, The Lutheran Homes of South Carolina, Inc., 5.00%, 5/01/28	2,000	2,095,340
South Dakota — 0.0%
Educational Enhancement Funding Corp., Refunding RB, Series B, 5.00%, 6/01/27	650	728,046
Tennessee — 0.5%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.00%, 1/01/33	1,500	1,611,330
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Erlanger Health System, Series A, 5.00%, 10/01/31	6,210	6,702,080

		8,313,410
Municipal Bonds	Par (000)	Value
Texas — 19.0%
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 8/15/32	$12,500	$13,708,375
5.00%, 8/15/33	14,000	15,353,380
City of Brownsville Texas Utilities System Revenue, Refunding RB, Series A:
4.00%, 9/01/30	11,170	11,599,933
4.00%, 9/01/31	11,220	11,603,724
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,665	2,783,779
City of San Antonio Texas Water System Revenue, Refunding RB, Series B, 5.00%, 5/15/27	1,845	2,199,351
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/33	1,650	1,955,894
Clifton Higher Education Finance Corp., Refunding RB, Uplift Education, Series A:
3.10%, 12/01/22	1,050	1,027,667
3.95%, 12/01/32	1,800	1,696,140
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series C, 4.00%, 8/15/33	12,325	12,652,105
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
5.75%, 1/01/28	500	561,455
6.38%, 1/01/33	460	531,732
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Brazos Presbyterian Homes, Inc. Project, 5.00%, 1/01/33	1,090	1,100,039
Memorial Hermann Health System, 4.00%, 12/01/31	20,000	20,125,600
YMCA of the Greater Houston Area, 5.00%, 6/01/28	1,500	1,627,155
YMCA of the Greater Houston Area, 5.00%, 6/01/33	3,000	3,191,580
County of Matagorda Texas Navigation District No. 1, Refunding RB:
Series A (AMBAC), 4.40%, 5/01/30	31,120	33,045,394
Series B (AMBAC), AMT, 4.55%, 5/01/30	10,000	10,521,000
Series B-2, 4.00%, 6/01/30	12,895	13,085,330
County of Midland Texas Fresh Water Supply District No. 1, RB, City of Midland Project, Series A:
CAB, 0.00%, 9/15/31 (b)	6,235	3,310,349
CAB, 0.00%, 9/15/32 (b)	15,135	7,552,516
5.00%, 9/15/31	2,435	2,746,802
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A:
4.00%, 11/15/31	5,500	5,573,315
4.00%, 11/15/32	15,420	15,542,589
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB:
Scott & White Healthcare Project, Series A, 5.00%, 8/15/33	5,000	5,551,100
Trinity Terrace Project, Series A-1, 5.00%, 10/01/29	1,000	1,076,850
Leander ISD, GO, Refunding, Series D (b):
0.00%, 8/15/31	1,200	644,688
0.00%, 8/15/32	2,000	1,010,660
0.00%, 8/15/33	4,485	2,153,607

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	$5,750	$6,338,397
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services:
4.00%, 5/15/31	9,970	10,219,948
4.00%, 5/15/32	10,635	10,850,146
New Hope Cultural Education Facilities Corp., RB, Series A:
Station 1 LLC Texas A&M University Project, 5.00%, 4/01/29	2,290	2,430,354
Stephenville LLC Tarleton State University Project, 5.38%, 4/01/28	1,150	1,254,248
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/24	420	459,497
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/25	240	262,903
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/29	725	766,731
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 1/01/33	1,600	1,779,104
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 1/01/33	15,900	17,503,833
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 1/01/22	850	889,423
5.50%, 1/01/32	1,000	1,053,450
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/30	18,000	19,448,820
5.00%, 12/15/31	25,000	26,928,750

		303,717,713
U.S. Virgin Islands — 1.3%
Virgin Islands Public Finance Authority, Refunding RB, Gross Receipts Taxes Loan Note:
Series A, 5.00%, 10/01/32	10,000	10,798,300
Series C, 5.00%, 10/01/30	10,000	10,848,500

		21,646,800
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	2,400	2,502,240
Virginia — 2.9%
County of Fairfax Virginia EDA, RB, Vinson Hall LLC, Series A, 5.00%, 12/01/32	2,000	2,065,920
County of Fairfax Virginia IDA, Refunding RB, Inova Health System, Series D, 4.00%, 5/15/29	5,325	5,553,123
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.50%, 7/01/30	3,000	3,024,750
4.50%, 7/01/32	1,100	1,103,201
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/33	5,445	5,554,771
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 3/01/26	500	496,200
Virginia College Building Authority, RB, Green Bonds, Marymount University Project, Series B, 5.25%, 7/01/30 (a)	2,000	2,091,160
Municipal Bonds	Par (000)	Value
Virginia (concluded)
Virginia HDA, RB, Remarketing, M/F Housing, Sub-Series C-2, 3.00%, 4/01/31	$23,175	$21,652,634
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 7/01/34	3,940	4,147,481

		45,689,240
Washington — 3.6%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
3.50%, 9/01/18	1,025	1,045,582
5.00%, 9/01/27	1,000	1,059,540
5.25%, 9/01/32	1,850	1,930,438
Port of Seattle Washington Industrial Development Corp., Refunding RB, Special Facilities, Delta Airline, Inc. Project, AMT, 5.00%, 4/01/30	5,000	5,201,400
Spokane Public Facilities District, Refunding RB, Series B:
4.50%, 12/01/30	5,370	5,670,827
5.00%, 12/01/32	5,895	6,445,298
5.00%, 9/01/33	4,665	5,093,807
State of Washington, COP, State & Local Agency Real and Personal Property, Series B:
4.00%, 7/01/29	3,605	3,764,377
4.00%, 7/01/30	4,290	4,450,060
4.00%, 7/01/31	4,470	4,603,385
4.00%, 7/01/32	4,590	4,724,120
State of Washington, GO, Series B, 5.00%, 2/01/25	5,825	7,122,635
Washington State Housing Finance Commission, RB, Herons Key Senior Living, Series B-2, 4.88%, 1/01/22 (a)(e)	600	600,630
Washington State Housing Finance Commission, Refunding RB:
Emerald Heights Project, 5.00%, 7/01/28	1,000	1,071,810
Emerald Heights Project, 5.00%, 7/01/33	1,100	1,172,435
S/F Housing, Series 1N (Ginnie Mae, Fannie Mae, Freddie Mac), 3.50%, 12/01/33	4,035	3,965,074

		57,921,418
Wisconsin — 1.4%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 4/01/30	6,690	6,792,290
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 7/01/28	2,250	2,441,025
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Aspirus, Inc., Obligated Group, 5.00%, 8/15/28	3,510	3,924,004
Aspirus, Inc., Obligated Group, 5.00%, 8/15/29	3,685	4,091,161
Marquette University, 4.00%, 10/01/32	4,520	4,673,590

		21,922,070
Total Municipal Bonds — 128.1%		2,052,132,622

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	37

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Colorado — 5.2%
City & County of Denver Colorado, Refunding ARB, Department of Aviation, Series A, AMT (g):
4.25%, 11/15/29	$33,820	$35,408,749
4.25%, 11/15/30	35,210	36,566,388
4.25%, 11/15/31	8,085	8,359,868
4.25%, 11/15/32	2,230	2,298,657

		82,633,662
Florida — 6.0%
County of Broward Florida, ARB, Series Q-1 (g):
4.00%, 10/01/29	17,200	17,721,847
4.00%, 10/01/30	18,095	18,609,165
4.00%, 10/01/31	18,820	19,282,858
4.00%, 10/01/32	19,575	20,006,759
4.00%, 10/01/33	20,355	20,752,315

		96,372,944
Iowa — 2.7%
Iowa State Board of Regents, RB, University of Iowa Hospitals and Clinics:
4.00%, 9/01/28	3,375	3,593,828
4.00%, 9/01/29	6,525	6,875,554
4.00%, 9/01/30	6,325	6,615,669
4.00%, 9/01/31	8,650	8,986,491
4.00%, 9/01/32	7,750	8,007,034
4.00%, 9/01/33	9,375	9,662,114

		43,740,690
Texas — 10.1%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/30	15,000	15,651,568
4.00%, 9/15/31	19,475	20,183,417
4.00%, 9/15/32	18,075	18,617,172
4.00%, 9/15/33	11,000	11,267,386
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Texas (concluded)
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing and Expansion Project (concluded):
4.00%, 9/15/34	$11,885	$12,106,655
4.00%, 9/15/35	4,500	4,572,640
Dallas/Fort Worth International Airport, Refunding RB, AMT (g):
Series E, 4.00%, 11/01/32	6,915	7,145,129
Series E, 4.13%, 11/01/35	10,435	10,619,768
Series F, 5.00%, 11/01/29	12,820	14,439,558
Series F, 5.00%, 11/01/30	15,565	17,409,900
Series F, 5.00%, 11/01/31	10,000	11,087,178
Series F, 5.00%, 11/01/32	17,170	18,878,913

		161,979,284
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.0%		384,726,580
Total Long-Term Investments (Cost — $2,428,783,928) — 152.1%		2,436,859,202

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (h)(i)	79,878,725	79,878,725
Total Short-Term Securities (Cost — $79,878,725) — 5.0%		79,878,725
Total Investments (Cost — $2,508,662,653) — 157.1%		2,516,737,927
Other Assets Less Liabilities — 1.2%		19,902,607
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.5)%		(184,226,476)
RVMTP Shares, at Liquidation Value — (46.8)%		(750,000,000)

Net Assets Applicable to Common Shares — 100.0%		$1,602,414,058

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Variable rate security. Rate shown is as of report date.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Pershing LLC	$600,630	$630

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(g)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from November 1, 2018 to November 15, 2020, is $128,606,860.

(h)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income
FFI Institutional Tax-Exempt Fund	5,417,254	74,461,471	79,878,725	$16,166

(i)	Represents the current yield as of report date.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT)

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(630)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$80,285,625	$(330,635)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$330,635	$330,635

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(4,728,535)	$(4,728,535)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(378,140)	$(378,140)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$190,056,531

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$2,436,859,202	—	$2,436,859,202
Short-Term Securities	$79,878,725	—	—	79,878,725

Total	$79,878,725	$2,436,859,202	—	$2,516,737,927

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(330,635)	—	—	$(330,635)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	39

Schedule of Investments (concluded)	BlackRock Municipal Target Term Trust (BTT)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$850,502	—	—	$850,502
Liabilities:
TOB Trust Certificates	—	$(184,119,974)	—	(184,119,974)
RVMTP Shares	—	(750,000,000)	—	(750,000,000)

Total	$850,502	$(934,119,974)	—	$(933,269,472)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments July 31, 2015	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 137.1%
Corporate — 10.7%
County of Middlesex New Jersey, Refunding, COP, Civic Square IV Redevelopment, 5.00%, 10/15/31	$1,000	$1,178,240
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (a)(b)	1,790	87,173
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	2,400	2,637,432
New Jersey EDA, RB, Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	5,160	5,747,466
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	1,500	1,708,080
Series B, 5.60%, 11/01/34	1,275	1,435,115

		12,793,506
County/City/Special District/School District — 21.1%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	4,150	4,331,977
5.25%, 11/01/44	2,000	2,072,480
City of Margate New Jersey, GO, Refunding, Improvement, 5.00%, 1/15/28	1,085	1,194,476
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	1,440	1,829,146
5.50%, 10/01/29	2,630	3,356,117
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC):
5.25%, 1/01/39	2,000	2,212,900
5.38%, 1/01/44	2,400	2,648,616
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	890	985,381
County of Union New Jersey Utilities Authority, Refunding RB, Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	2,185	2,417,375
Monroe Township Board of Middlesex Education, GO, Refunding, 5.00%, 3/01/38	860	973,219
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	3,075,475

		25,097,162
Education — 27.2%
New Jersey EDA, RB:
Leap Academy Charter School, Series A, 6.00%, 10/01/34	185	189,566
Leap Academy Charter School, Series A, 6.20%, 10/01/44	140	143,226
MSU Student Housing Project Provide, 5.88%, 6/01/42	1,500	1,661,640
The Team Academy Charter School Project, 6.00%, 10/01/33	1,490	1,683,596
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A (c):
5.63%, 8/01/34	415	424,259
5.88%, 8/01/44	290	297,122
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	2,070	2,151,082
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, RB (concluded):
Montclair State University, Series J, 5.25%, 7/01/38	580	634,439
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,230	3,521,927
Georgian Court University, Series D, 5.00%, 7/01/33	250	263,425
Kean University, Series A, 5.50%, 9/01/36	2,060	2,331,220
Montclair State University, Series A, 5.00%, 7/01/44	4,570	5,043,132
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	660	738,969
Ramapo College, Series B, 5.00%, 7/01/42	265	287,615
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (d)	1,450	1,789,459
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	2,055	2,260,356
Series 1A, 5.00%, 12/01/25	390	411,723
Series 1A, 5.00%, 12/01/26	255	268,640
Series 1A, 5.25%, 12/01/32	500	537,580
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/40	1,000	1,113,210
5.00%, 7/01/42	500	547,635
5.00%, 7/01/45	2,345	2,591,952
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	3,145	3,503,278

		32,395,051
Health — 11.4%
County of Camden New Jersey Improvement Authority, Refunding RB, 5.00%, 2/15/34	1,590	1,712,366
New Jersey EDA, Refunding RB:
Lions Gate Project, 5.25%, 1/01/44	430	446,116
Seabrook Village, Inc. Facility, 5.25%, 11/15/26	1,790	1,829,720
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	710	752,004
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	750	856,253
Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,250	1,380,700
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/37	900	1,069,506
AHS Hospital Corp., 6.00%, 7/01/41	1,045	1,236,141
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	1,740	1,793,383
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	580	656,589
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	1,605	1,795,802

		13,528,580
Housing — 5.6%
County of Middlesex New Jersey Improvement Authority, RB, Administration Building Residential Project, AMT (Fannie Mae), 5.35%, 7/01/34	1,400	1,420,216

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	41

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Housing (concluded)
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	$1,185	$1,242,959
S/F Housing, Series AA, 6.38%, 10/01/28	430	446,357
S/F Housing, Series AA, 6.50%, 10/01/38	310	321,563
S/F Housing, Series CC, 5.00%, 10/01/34	920	958,686
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,221,240

		6,611,021
State — 20.3%
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM), 5.00%, 7/01/17 (d)	90	97,445
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/26 (e)	6,000	4,262,760
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	5,000	5,971,100
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,365	1,611,983
School Facilities Construction (AGC), 5.50%, 12/15/18 (d)	1,935	2,223,431
School Facilities Construction (AGC), 5.50%, 12/15/34	1,065	1,195,420
New Jersey EDA, Refunding RB, Cigarette Tax:
5.00%, 6/15/26	810	875,950
(AGM), 5.00%, 6/15/22	2,940	3,386,645
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	2,350	2,509,236
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	600	663,462
State of New Jersey, GO, Various Purposes, 5.00%, 6/01/28	1,280	1,449,818

		24,247,250
Transportation — 40.0%
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM), 5.00%, 7/01/35	85	87,981
Delaware River Port Authority of Pennsylvania & New Jersey, RB:
5.00%, 1/01/40	1,380	1,538,258
Series D, 5.00%, 1/01/40	800	882,832
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	5,000	5,355,600
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	4,075	4,513,470
Series A, 5.00%, 1/01/43	500	550,545
Series E, 5.25%, 1/01/40	1,970	2,168,044
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (e)	4,000	1,748,720
Transportation Program, Series AA, 5.25%, 6/15/33	3,110	3,279,899
Transportation System, 6.00%, 12/15/38	945	1,050,651
Transportation System, Series A, 6.00%, 6/15/35	4,135	4,731,143
Transportation System, Series A, 5.88%, 12/15/38	1,770	1,958,947
Transportation System, Series A, 5.50%, 6/15/41	2,000	2,107,940
Transportation System, Series A (AGC), 5.50%, 12/15/38	1,000	1,104,800
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Transportation (concluded)
New Jersey Transportation Trust Fund Authority, RB (concluded):
Transportation System, Series AA, 5.50%, 6/15/39	2,260	2,422,223
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, Special Project:
Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,000	6,032,400
Series 8, 6.00%, 12/01/42	1,430	1,664,420
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
152nd Series, AMT, 5.75%, 11/01/30	1,750	1,935,133
166th Series, 5.25%, 7/15/36	4,000	4,507,680

		47,640,686
Utilities — 0.8%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/33 (e)	2,000	992,940
Total Municipal Bonds — 137.1%		163,306,196

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New Jersey — 25.3%
County/City/Special District/School District — 5.2%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	5,710	6,212,080
Education — 1.4%
Rutgers — The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	1,499	1,668,215
State — 5.3%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (d)	987	1,163,063
6.00%, 12/15/34	2,013	2,285,407
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (g)	2,787	2,904,832

		6,353,302
Transportation — 13.4%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (g)	4,700	5,205,720
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	2,000	2,118,900
Series B, 5.25%, 6/15/36 (g)	2,501	2,622,552
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	3,495	3,776,872
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	2,039	2,215,545

		15,939,589
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.3%		30,173,186
Total Long-Term Investments (Cost — $181,725,835) — 162.4%		193,479,382

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF New Jersey Municipal Money Fund, 0.01% (h)(i)	1,096,513	$1,096,513
Total Short-Term Securities (Cost — $1,096,513) — 0.9%		1,096,513
Total Investments (Cost — $182,822,348) — 163.3%		194,575,895
Other Assets Less Liabilities — 0.8%		1,001,149
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.5)%		(17,305,983)
VMTP Shares, at Liquidation Value — (49.6)%		(59,100,000)

Net Assets Applicable to Common Shares — 100.0%		$119,171,061

Notes to Schedule of Investments

(a)	Issuer filed for bankruptcy and/or is in default of interest payments.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Zero-coupon bond.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(g)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020, is $7,519,842.

(h)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income	Realized Gain
BIF New Jersey Municipal Money Fund	1,307,069	(210,556)	1,096,513	$52	$51

(i)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(105)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$13,380,938	$(16,559)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$16,559	$16,559

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	43

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ)

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(416,109)	$(416,109)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(47,395)	$(47,395)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$18,301,934

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$193,479,382	—	$193,479,382
Short-Term Securities	$1,096,513	—	—	1,096,513

Total	$1,096,513	$193,479,382	—	$194,575,895

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(16,559)	—	—	$(16,559)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$141,750	—	—	$141,750
Liabilities:
TOB Trust Certificates	—	$(17,301,282)	—	(17,301,282)
VMTP Shares	—	(59,100,000)	—	(59,100,000)

Total	$141,750	$(76,401,282)	—	$(76,259,532)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments July 31, 2015	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 133.4%
Corporate — 12.7%
City of New York New York Build Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	$280	$296,481
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 7.63%, 8/01/25 (b)	3,200	3,417,376
American Airlines, Inc., JFK International Airport, 7.75%, 8/01/31 (b)	4,000	4,262,240
British Airways PLC Project, 5.25%, 12/01/32	1,000	1,004,050
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	795	851,477
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	1,000	1,106,650
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	550	614,042
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	6,000	6,023,280
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	3,230	3,770,314
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	1,500	1,533,930
Port Authority of New York & New Jersey, ARB, Continental Airlines, Inc. & Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	1,715	1,741,840

		24,621,680
County/City/Special District/School District — 32.9%
City of New York New York, GO:
Fiscal 2009, Series A-1, 4.75%, 8/15/25	750	824,603
Fiscal 2012, Sub-Series G-1, 5.00%, 4/01/29	750	856,538
Fiscal 2014, Sub-Series D-1, 5.00%, 8/01/31	690	786,455
City of New York New York, GO, Refunding:
Fiscal 2014, Series E, 5.50%, 8/01/25	1,280	1,565,965
Series E, 5.00%, 8/01/30	1,000	1,137,750
Series I, 5.00%, 8/01/30	1,000	1,146,490
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	1,000	1,135,290
Series D, 5.38%, 6/01/32	25	25,103
Series G-1, 6.25%, 12/15/18 (c)	485	571,277
Series G-1, 6.25%, 12/15/31	15	17,532
Sub-Series G-1, 5.00%, 4/01/28	630	722,396
Sub-Series I-1, 5.38%, 4/01/36	1,750	1,981,822
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	250	253,095
5.00%, 11/15/44	3,000	3,037,140
4.75%, 11/15/45	265	267,708
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	1,140	1,292,042
5.00%, 7/01/33	500	554,005
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
City of New York New York Industrial Development Agency, RB:
CAB, PILOT, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (d)	1,960	595,330
CAB, PILOT, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (d)	1,500	396,060
JFK International Airport Project, AMT, Series B, 2.00%, 8/01/28 (b)	3,670	3,674,367
PILOT, Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	171,459
PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	3,000	3,074,130
PILOT, Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	500	514,200
PILOT, Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	350	360,262
PILOT, Queens Baseball Stadium, (AMBAC), 5.00%, 1/01/46	250	255,828
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	650	716,339
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,500	2,787,050
Hudson Yards Infrastructure Corp., RB, Series A:
Senior, Fiscal 2012, 5.75%, 2/15/47	200	227,736
5.00%, 2/15/47	5,485	5,750,090
(AGC), 5.00%, 2/15/47	1,000	1,050,830
(AGM), 5.00%, 2/15/47	1,000	1,050,830
(NPFGC), 4.50%, 2/15/47	4,500	4,683,465
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.00%, 11/15/34	800	903,088
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	2,000	2,260,420
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,200	1,353,036
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	480	504,125
4 World Trade Center Project, 5.00%, 11/15/31	860	976,865
4 World Trade Center Project, 5.00%, 11/15/44	7,655	8,475,310
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,544,725
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,935	2,085,349
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,670	1,847,003
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	2,070	2,231,729

		63,664,837
Education — 31.4%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	1,100	1,159,312
Build NYC Resource Corp., RB, South Bronx Charter School for International Cultures & The Arts Project, Series A, 5.00%, 4/15/33	900	914,895

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	45

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
Build NYC Resource Corp., Refunding RB, City University New York-Queens, Series A, 5.00%, 6/01/38	$250	$278,673
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	750	827,077
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A, 5.00%, 7/01/37	225	254,705
Carnegie Hall, Series A, 4.75%, 12/01/39	2,000	2,160,160
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,103,660
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	3,135	3,498,503
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	625	706,688
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/34	170	182,177
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	5,155	4,752,910
County of Madison New York Industrial Development Agency, RB, Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/33	275	283,250
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	1,900	2,110,007
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A:
5.00%, 7/01/38	320	355,971
4.00%, 7/01/39	240	244,128
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,165	1,223,716
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	360	380,441
5.00%, 7/01/42	220	229,121
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	750	832,282
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	700	781,312
Geneva Development Corp., Refunding RB, Hobart and William Smith Colleges, 5.25%, 9/01/44	500	564,130
State of New York Dormitory Authority, Refunding RB, Barnard College, Series A, 5.00%, 7/01/33	530	603,734
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	600	687,642
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	244,098
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	179,791
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	886,530
Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
State of New York Dormitory Authority, RB (concluded):
New York University Mount Sinai School of Medicine, 5.13%, 7/01/39	2,000	2,221,940
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	1,440	1,814,371
New York University, Series A (AMBAC), 5.00%, 7/01/17 (c)	1,000	1,081,720
New York University, Series B, 5.00%, 7/01/37	1,250	1,400,112
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	830,317
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	2,000	2,244,340
Teachers College, Series B, 5.00%, 7/01/42	3,225	3,526,021
Touro College & University System, Series A, 5.25%, 1/01/34	800	866,864
Touro College & University System, Series A, 5.50%, 1/01/39	2,000	2,145,480
University of Rochester, Series A, 5.13%, 7/01/39	850	953,504
University of Rochester, Series A, 5.75%, 7/01/39	650	741,774
University of Rochester, Series B, 5.00%, 1/01/17 (c)	500	531,135
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	2,000	2,316,300
Barnard College, Series A, 4.00%, 7/01/36	410	423,218
Brooklyn Law School, 5.75%, 7/01/33	475	531,592
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,132,040
Culinary Institute of America, 5.00%, 7/01/42	300	315,003
Fordham University, 4.00%, 7/01/30	555	573,626
Fordham University, 5.00%, 7/01/44	850	943,474
New York University, Series A, 5.00%, 7/01/37	1,790	2,004,961
Rochester Institute of Technology, 5.00%, 7/01/42	1,790	1,957,079
Rockefeller University, Series B, 4.00%, 7/01/38	775	808,286
Skidmore College, Series A, 5.00%, 7/01/28	75	85,563
Skidmore College, Series A, 5.25%, 7/01/29	85	99,026
St. John’s University, Series A, 5.00%, 7/01/37	1,000	1,119,400
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	2,355	2,752,971
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	445	517,464
Teachers College, 5.50%, 3/01/39	450	505,166
St. John’s University, Series A, 5.00%, 7/01/34	250	281,408
Town of Hempstead New York Local Development Corp., Refunding RB, Adelphi University Project, 5.00%, 10/01/35	415	467,597

		60,636,665
Health — 15.9%
County of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic Health Services, 4.00%, 7/01/45	100	98,963

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	$300	$338,028
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	500	500,400
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/32	240	260,189
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,650	1,919,494
County of Nassau New York Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 5.00%, 7/01/42	2,800	2,952,068
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	230	251,977
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 5.00%, 11/01/28	1,175	1,199,957
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,130	3,373,420
Series B, 6.00%, 11/01/30	500	567,180
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
5.00%, 1/01/28	675	730,532
5.00%, 1/01/34	1,250	1,325,375
State of New York Dormitory Authority, RB:
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	750	802,890
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	500	574,975
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	200	224,764
New York University Hospitals Center, Series A, 6.00%, 7/01/40	500	571,765
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/19 (c)	1,775	2,046,504
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	1,000	1,027,720
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	306,982
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,385	1,548,984
New York University Hospitals Center, Series A, 5.00%, 7/01/17 (c)	3,390	3,669,065
North Shore-Long Island Jewish Obligated Group, 5.00%, 5/01/43	2,000	2,187,080
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,750	1,912,243
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	1,000	1,083,960
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	1,100	1,219,460

		30,693,975
Municipal Bonds	Par (000)	Value
New York (continued)
Housing — 1.3%
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	925	960,122
State of New York HFA, RB, M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,500	1,516,560

		2,476,682
State — 11.9%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2015, Series S-1, 5.00%, 7/15/43	1,190	1,335,680
Series S-2 (NPFGC), 4.25%, 1/15/34	1,260	1,276,140
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, 5.00%, 2/01/32	5,000	5,729,250
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	1,000	1,084,910
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/42	4,380	4,844,236
General Purpose, Series C, 5.00%, 3/15/34	2,185	2,494,724
State Supported Debt, Series A, 5.00%, 3/15/44	360	406,163
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	395	433,505
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	320	366,355
State of New York Thruway Authority, Refunding RB, 2nd General Highway & Bridge Trust, Series A, 5.00%, 4/01/32	2,500	2,827,400
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 3/15/30	885	1,021,715
5.00%, 3/15/32	1,000	1,144,860

		22,964,938
Tobacco — 0.8%
Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	150	142,301
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,000	1,024,000
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed Bonds, 5.25%, 5/15/40	110	121,384
Niagara Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/34	250	279,232

		1,566,917
Transportation — 18.9%
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/33	540	621,707
Series C, 6.50%, 11/15/28	1,000	1,174,650
Series D, 5.25%, 11/15/41	1,000	1,148,660
Series E, 5.00%, 11/15/38	4,000	4,452,600
Metropolitan Transportation Authority, Refunding RB:
Series D, 5.25%, 11/15/30	910	1,060,687
Series F, 5.00%, 11/15/30	2,000	2,301,400
Port Authority of New York & New Jersey, ARB:
Consolidated, 183rd Series, 4.00%, 6/15/44	500	514,290

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	47

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation (concluded)
Port Authority of New York & New Jersey, ARB (concluded):
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	$6,000	$6,032,400
Special Project, JFK International Air Terminal LLC, Series 8, AMT (NPFGC), 6.00%, 12/01/42	1,000	1,163,930
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	750	830,670
179th Series, 5.00%, 12/01/38	575	650,607
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	500	511,825
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	1,330	1,367,466
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	640	644,922
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	500	544,725
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 189th Series, 5.00%, 5/01/45	1,150	1,299,511
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 1/01/27	1,000	1,142,250
General, Series I, 5.00%, 1/01/37	2,000	2,230,620
General, Series I, 5.00%, 1/01/42	280	305,287
General, Series K, 5.00%, 1/01/32	2,850	3,244,297
Series J, 5.00%, 1/01/41	2,000	2,212,400
Triborough Bridge & Tunnel Authority, RB, General, Series A:
5.25%, 11/15/45	590	681,273
5.00%, 11/15/50	500	550,355
Triborough Bridge & Tunnel Authority, Refunding RB, CAB (d):
Sub-Series A, 0.00%, 11/15/32	845	446,397
General, Series B, 0.00%, 11/15/32	2,500	1,366,625

		36,499,554
Utilities — 7.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Series B, 5.00%, 6/15/36	750	777,135
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,142,670
2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	1,000	1,137,690
Series A, 4.75%, 6/15/30	1,500	1,600,635
Long Island Power Authority, RB, General:
Electric Systems, Series C (CIFG), 5.25%, 9/01/29	2,000	2,418,800
Series A (AGM), 5.00%, 5/01/36	500	551,875
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	4,000	4,496,360
State of New York Environmental Facilities Corp., Refunding RB, Series B, Revolving Funds, New York City Municipal Water, 5.00%, 6/15/36	350	393,879
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	2,000	2,281,420

		14,800,464
Total Municipal Bonds in New York		257,925,712
Municipal Bonds	Par (000)	Value
Puerto Rico — 1.4%
Housing — 1.4%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,605	2,745,358
Total Municipal Bonds — 134.8%		260,671,070

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 27.2%
County/City/Special District/School District — 5.5%
City of New York New York, GO:
Sub-Series G-1, 5.00%, 4/01/29	4,370	4,990,759
Sub-Series I-1, 5.00%, 3/01/36	1,500	1,696,395
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	919,850
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	2,980,202

		10,587,206
Education — 2.1%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	3,527	4,001,505
State — 2.4%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	660	733,852
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	1,250	1,423,234
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	750	883,717
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,500	1,697,340

		4,738,143
Transportation — 5.4%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,458,404
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,708,425
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,180	1,360,115

		10,526,944
Utilities — 11.8%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,200	1,344,718
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	5,310	6,062,374
2nd General Resolution, Fiscal 2012, Series BB, 5.00%, 6/15/44	3,511	3,885,489
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	926,642
Series A, 4.75%, 6/15/30	2,500	2,667,725

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (concluded)
Utilities (concluded)
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	$6,868	$7,834,308

		22,721,256
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 27.2%		52,575,054
Total Long-Term Investments (Cost — $292,268,054) — 162.0%		313,246,124

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (g)(h)	4,552,128	4,552,128
Total Short-Term Securities (Cost — $4,552,128) — 2.4%		4,552,128
Total Investments (Cost — $296,820,182) — 164.4%		317,798,252
Liabilities in Excess of Other Assets — (0.5)%		(1,031,359)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.0)%		(28,967,716)
VMTP Shares, at Liquidation Value — (48.9)%		(94,500,000)

Net Assets Applicable to Common Shares — 100.0%		$193,299,177

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires February 15, 2019, is $ 661,933.

(g)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income	Realized Gain
BIF New York Municipal Money Fund	874,210	3,677,918	4,552,128	—	$125

(h)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(155)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$19,752,813	$(62,618)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	49

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$62,618	$62,618

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(597,269)	$(597,269)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(126,840)	$(126,840)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$27,240,832

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$313,246,124	—	$313,246,124
Short-Term Securities	$4,552,128	—	—	4,552,128

Total	$4,552,128	$313,246,124	—	$317,798,252

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(62,618)	—	—	$(62,618)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$209,250	—	—	$209,250
Liabilities:
TOB Trust Certificates	—	$(28,960,581)	—	(28,960,581)
VMTP Shares	—	(94,500,000)	—	(94,500,000)

Total	$209,250	$(123,460,581)	—	$(123,251,331)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2015

Statements of Assets and Liabilities

July 31, 2015	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Assets
Investments at value — unaffiliated[1]	$822,022,983	$84,312,196	$163,373,192	$2,436,859,202	$193,479,382	$313,246,124
Investments at value — affiliated[2]	6,380,903	550,062	478,351	79,878,725	1,096,513	4,552,128
Cash	—	1,508	—	—	—	—
Cash pledged for financial futures contracts	135,000	—	95,850	850,502	141,750	209,250
Receivables:
Interest	11,976,243	906,697	1,935,328	24,448,438	1,660,151	3,513,682
Investments sold	—	—	—	1,711,012	—	146,565
Deferred offering costs	—	—	120,464	482,516	—	—
Prepaid expenses	31,856	2,412	68,719	50,993	26,275	27,158

Total assets	840,546,985	85,772,875	166,071,904	2,544,281,388	196,404,071	321,694,907

Accrued Liabilities
Variation margin payable on financial futures contracts	59,375	—	42,156	374,063	62,344	92,031
Payables:
Investments purchased	5,753,110	—	—	600,000	—	3,670,000
Income dividends — Common Shares	2,301,310	24,060	485,240	5,640,446	575,372	891,085
Investment advisory fees	408,493	36,321	84,011	749,344	99,214	160,310
Other accrued expenses	118,742	58,948	45,817	257,622	69,867	83,148
Officer’s and Trustees’ fees	71,146	9,093	17,333	19,379	20,230	31,440
Interest expense and fees	35,082	66	6,561	106,502	4,701	7,135

Total accrued liabilities	8,747,258	128,488	681,118	7,747,356	831,728	4,935,149

Other Liabilities
TOB Trust Certificates	155,532,544	133,978	29,682,276	184,119,974	17,301,282	28,960,581
RVMTP Shares, at liquidation value of $5,000,000 per share[3]	—	—	—	750,000,000	—	—
VMTP Shares, at liquidation value of $100,000 per share[3]	171,300,000	—	—	—	59,100,000	94,500,000
VRDP Shares, at liquidation value of $100,000 per share[3]	—	—	34,200,000	—	—	—

Total other liabilities	326,832,544	133,978	63,882,276	934,119,974	76,401,282	123,460,581

Total liabilities	335,579,802	262,466	64,563,394	941,867,330	77,233,010	128,395,730

Net Assets Applicable to Common Shareholders	$504,967,183	$85,510,409	$101,508,510	$1,602,414,058	$119,171,061	$193,299,177

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4]	$446,519,215	$80,604,532	$95,032,487	$1,671,252,100	$108,793,950	$183,103,018
Undistributed net investment income	2,861,564	1,977,448	688,914	5,945,732	1,293,868	2,569,705
Accumulated net realized loss	(12,795,573)	(443,259)	(11,099,535)	(82,528,414)	(2,653,746)	(13,288,998)
Net unrealized appreciation (depreciation)	68,381,977	3,371,688	16,886,644	7,744,640	11,736,989	20,915,452

Net Assets Applicable to Common Shareholders	$504,967,183	$85,510,409	$101,508,510	$1,602,414,058	$119,171,061	$193,299,177

Net asset value per Common Share	$15.84	$15.37	$15.14	$22.73	$15.55	$14.97

[1] Investments at cost — unaffiliated	$753,597,892	$80,940,508	$146,475,351	$2,428,783,928	$181,725,835	$292,268,054
[2] Investments at cost — affiliated	$6,380,903	$550,062	$478,351	$79,878,725	$1,096,513	$4,552,128
[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	1,713	—	342	150	591	945
[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	31,874,095	5,562,128	6,704,527	70,505,571	7,661,414	12,914,274

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	51

Statements of Operations

Year Ended July 31, 2015	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Investment Income
Interest	$34,354,073	$2,891,302	$7,635,979	$94,235,860	$8,804,562	$13,595,428
Interest — affiliated	—	570	502	16,166	52	—

Total income	34,354,073	2,891,872	7,636,481	94,252,026	8,804,614	13,595,428

Expenses
Investment advisory	4,720,458	430,998	1,001,867	10,200,825	1,189,472	1,909,678
Professional	139,304	47,507	56,339	263,593	59,518	68,773
Accounting services	37,510	15,848	30,740	245,115	35,239	50,814
Liquidity fees	—	—	306,577	—	—	—
Officer and Trustees	42,495	7,077	8,486	148,698	10,107	16,211
Transfer agent	35,643	24,158	19,502	92,207	21,051	25,603
Custodian	35,495	7,204	10,323	100,778	11,890	17,619
Registration	11,519	9,450	9,452	19,491	9,469	9,489
Printing	11,296	7,221	7,572	25,256	7,816	8,787
Remarketing fees on Preferred Shares	—	252	34,675	—	—	—
Rating agency	33,877	11,129	38,873	33,877	33,877	33,877
Miscellaneous	45,055	19,030	24,156	124,726	23,738	39,424

Total expenses excluding interest expense, fees and amortization of offering costs	5,112,652	579,874	1,548,562	11,254,566	1,402,177	2,180,275
Interest expense, fees and amortization of offering costs[1]	2,697,179	1,048	264,816	7,117,906	785,802	1,202,208

Total expenses	7,809,831	580,922	1,813,378	18,372,472	2,187,979	3,382,483
Less fees waived by the Manager	(846)	(56)	(26)	(1,276,628)	(1,035)	(1,294)

Total expenses after fees waived	7,808,985	580,866	1,813,352	17,095,844	2,186,944	3,381,189

Net investment income	26,545,088	2,311,006	5,823,129	77,156,182	6,617,670	10,214,239

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,467,136	307,666	346,585	9,686,528	330,503	(563,479)
Financial futures contracts	(887,323)	—	(350,433)	(4,728,535)	(416,109)	(597,269)
Capital gain distributions received from affiliated investment companies	—	—	—	—	51	125

	5,579,813	307,666	(3,848)	4,957,993	(85,555)	(1,160,623)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,953,209)	(429,218)	387,953	37,987,756	96,962	5,517,509
Financial futures contracts	(119,925)	—	(38,607)	(378,140)	(47,395)	(126,840)

	(4,073,134)	(429,218)	349,346	37,609,616	49,567	5,390,669

Net realized and unrealized gain (loss)	1,506,679	(121,552)	345,498	42,567,609	(35,988)	4,230,046

Distributions to AMPS Shareholders From
Net investment income	—	(175)	—	—	—	—

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$28,051,767	$2,189,279	$6,168,627	$119,723,791	$6,581,682	$14,444,285

[1] Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2015

Statements of Changes in Net Assets

	BlackRock California Municipal Income Trust (BFZ)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$26,545,088	$27,717,696
Net realized gain	5,579,813	2,256,752
Net change in unrealized appreciation (depreciation)	(4,073,134)	41,827,362

Net increase in net assets applicable to Common Shareholders resulting from operations	28,051,767	71,801,810

Distributions to Common Shareholders From[1]
Net investment income	(27,615,716)	(29,544,099)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	436,051	42,257,711
Beginning of year	504,531,132	462,273,421

End of year	$504,967,183	$504,531,132

Undistributed net investment income, end of year	$2,861,564	$3,935,343

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

	BlackRock Florida Municipal 2020 Term Trust (BFO)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$2,311,006	$2,597,875
Net realized gain (loss)	307,666	(12,643)
Net change in unrealized appreciation (depreciation)	(429,218)	1,450,413
Distributions to AMPS Shareholders from net investment income	(175)	(7,996)

Net increase in net assets applicable to Common Shareholders resulting from operations	2,189,279	4,027,649

Distributions to Common Shareholders From[1]
Net investment income	(2,427,313)	(3,417,928)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(238,034)	609,721
Beginning of year	85,748,443	85,138,722

End of year	$85,510,409	$85,748,443

Undistributed net investment income, end of year	$1,977,448	$2,300,229

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	53

Statements of Changes in Net Assets

	BlackRock Municipal Income Investment Trust (BBF)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$5,823,129	$5,829,834
Net realized loss	(3,848)	(2,402,970)
Net change in unrealized appreciation (depreciation)	349,346	10,413,901

Net increase in net assets applicable to Common Shareholders resulting from operations	6,168,627	13,840,765

Distributions to Common Shareholders From[1]
Net investment income	(5,822,882)	(5,822,882)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	345,745	8,017,883
Beginning of year	101,162,765	93,144,882

End of year	$101,508,510	$101,162,765

Undistributed net investment income, end of year	$688,914	$675,210

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

	BlackRock Municipal Target Term Trust (BTT)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$77,156,182	$78,807,018
Net realized gain (loss)	4,957,993	(34,054,206)
Net change in unrealized appreciation (depreciation)	37,609,616	262,136,762

Net increase in net assets applicable to Common Shareholders resulting from operations	119,723,791	306,889,574

Distributions to Common Shareholders From[1]
Net investment income	(67,685,348)	(76,622,483)
Return of capital	—	(1,726,833)

Decrease in net assets resulting from distributions to Common Shareholders	(67,685,348)	(78,349,316)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	52,038,443	228,540,258
Beginning of year	1,550,375,615	1,321,835,357

End of year	$1,602,414,058	$1,550,375,615

Undistributed (distributions in excess of) net investment income, end of year	$5,945,732	$(3,567,803)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

54	ANNUAL REPORT	JULY 31, 2015

Statements of Changes in Net Assets

	BlackRock New Jersey Municipal Income Trust (BNJ)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$6,617,670	$6,739,790
Net realized loss	(85,555)	(1,263,047)
Net change in unrealized appreciation (depreciation)	49,567	10,982,374

Net increase in net assets applicable to Common Shareholders resulting from operations	6,581,682	16,459,117

Distributions to Common Shareholders From[1]
Net investment income	(6,997,412)	(6,900,107)

Capital Share Transactions
Reinvestment of common distributions	77,990	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(337,740)	9,559,010
Beginning of year	119,508,801	109,949,791

End of year	$119,171,061	$119,508,801

Undistributed net investment income, end of year	$1,293,868	$1,641,707

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

	BlackRock New York Municipal Income Trust (BNY)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$10,214,239	$10,512,672
Net realized loss	(1,160,623)	(5,927,653)
Net change in unrealized appreciation (depreciation)	5,390,669	21,679,641

Net increase in net assets applicable to Common Shareholders resulting from operations	14,444,285	26,264,660

Distributions to Common Shareholders From[1]
Net investment income	(10,693,019)	(10,693,021)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	3,751,266	15,571,639
Beginning of year	189,547,911	173,976,272

End of year	$193,299,177	$189,547,911

Undistributed net investment income, end of year	$2,569,705	$3,009,264

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	55

Statements of Cash Flows

Year Ended July 31, 2015	BlackRock California Municipal Income Trust (BFZ)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$28,051,767	$6,168,627	$119,723,791	$6,581,682	$14,444,285
Proceeds from sales of long-term investments	309,261,369	17,739,765	364,867,062	23,855,749	34,718,955
Purchases of long-term investments	(355,079,358)	(18,673,205)	(300,486,608)	(23,662,363)	(31,792,929)
Net proceeds from sales (purchases) of short-term securities	(4,175,230)	820,358	(74,461,471)	210,556	(3,677,918)
(Increase) decrease in assets:
Cash pledged for financial futures contracts	301,000	(7,850)	1,526,500	(42,750)	16,750
Receivables:
Interest	(790,856)	46,266	798,782	25,457	130,493
Variation margin receivable on financial futures contracts	14,952	3,000	90,462	3,375	7,734
Prepaid expenses	(31)	(5,582)	(8,530)	(526)	(171)
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	24,195	89	12,555	(282)	1,533
Interest expense and fees	10,409	476	55,490	931	1,516
Officer’s and Trustees’ fees	(3,287)	(759)	4,105	(819)	(1,299)
Variation margin payable on financial futures contracts	59,375	42,156	374,063	62,344	92,031
Other accrued expenses payable	14,977	1,797	61,196	86	(225)
Amortization of premium and accretion of discount on investments	3,574,876	408,796	2,755,439	281,142	950,402
Net realized (gain) loss on investments	(6,488,436)	(346,585)	(9,686,528)	(330,503)	781,601
Net unrealized (gain) loss on investments	3,953,209	(387,953)	(37,987,756)	(96,962)	(5,517,509)

Net cash provided by (used for) operating activities	(21,271,069)	5,809,396	67,638,552	6,887,117	10,155,249

Cash Provided by (Used for) Financing Activities
Proceeds from TOB trust certificates	48,834,990	—	—	—	500,000
Repayments of TOB trust certificates	—	—	—	—	—
Payments for offering costs	—	—	(286,782)	—	—
Cash dividends paid to Common Shareholders	(27,615,716)	(5,822,882)	(67,685,348)	(6,919,059)	(10,693,019)
Cash dividends paid to AMPS Shareholders	—	—	—	—	—
Payments on redemption of AMPS	—	—	—	—	—
Amortization of deferred offering costs	51,795	13,486	333,578	31,942	37,770

Net cash provided by (used for) financing activities	21,271,069	(5,809,396)	(67,638,552)	(6,887,117)	(10,155,249)

Cash
Net increase in cash	—	—	—	—	—
Cash at beginning of year	—	—	—	—	—

Cash at end of year	—	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and fees	$2,634,975	$250,854	$6,728,838	$752,929	$1,162,922

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	—	77,990	—

See Notes to Financial Statements.

56	ANNUAL REPORT	JULY 31, 2015

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)

	Year Ended July 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.83	$14.50	$16.32	$13.88		$14.28

Net investment income[1]	0.83	0.87	0.89	0.95		0.98
Net realized and unrealized gain (loss)	0.05	1.39	(1.78)	2.42		(0.45)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.02)

Net increase (decrease) from investment operations	0.88	2.26	(0.89)	3.36		0.51

Distributions to Common Shareholders from net investment income[2]	(0.87)	(0.93)	(0.93)	(0.92)		(0.91)

Net asset value, end of year	$15.84	$15.83	$14.50	$16.32		$13.88

Market price, end of year	$14.65	$14.41	$13.63	$16.64		$13.16

Total Return Applicable to Common Shareholders[3]
Based on net asset value	5.96%	16.48%	(5.81)%	24.98%		4.05%

Based on market price	7.66%	12.80%	(13.17)%	34.40%		(0.86)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.53%	1.59%	1.63%	1.49%	[4]	1.46%	[4]

Total expenses after fees waived and paid indirectly	1.53%	1.59%	1.63%	1.46%	[4]	1.39%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.00%	1.03%	1.01%	1.07%	[4,6]	1.12%	[4]

Net investment income	5.20%	5.78%	5.49%	6.28%	[4]	7.19%	[4]

Distributions to AMPS Shareholders	—	—	—	0.05%		0.15%

Net investment income to Common Shareholders	5.20%	5.78%	5.49%	6.23%		7.04%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$504,967	$504,531	$462,273	$519,578		$441,745

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$171,325

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$89,460

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$171,300	$171,300	$171,300	$171,300		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$394,785	$394,531	$369,862	$403,314		—

Borrowings outstanding, end of year (000)	$155,533	$106,698	$158,655	$162,234		$143,713

Portfolio turnover rate	37%	25%	22%	30%		36%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.04%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	57

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)

	Year Ended July 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.42	$15.31	$16.05	$14.94	$14.91

Net investment income[1]	0.42	0.47	0.68	0.85	0.92
Net realized and unrealized gain (loss)	(0.03)	0.25	(0.65)	0.98	(0.19)
Distributions to AMPS Shareholders from net investment income	(0.00)[2]	(0.00)[2]	(0.01)	(0.02)	(0.03)

Net increase from investment operations	0.39	0.72	0.02	1.81	0.70

Distributions to Common Shareholders from net investment income[3]	(0.44)	(0.61)	(0.76)	(0.70)	(0.67)

Net asset value, end of year	$15.37	$15.42	$15.31	$16.05	$14.94

Market price, end of year	$14.82	$15.16	$15.12	$15.60	$13.91

Total Return Applicable to Common Shareholders[4]
Based on net asset value	2.59%	4.84%	0.12%	12.44%	5.07%

Based on market price	0.62%	4.36%	1.73%	17.38%	2.00%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	0.68%	0.74%	0.92%	1.06%	1.13%

Total expenses after fees waived and paid indirectly[5]	0.68%	0.74%	0.92%	1.06%	1.13%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,6]	0.68% [7]	0.74% [7]	0.92% [7]	1.06% [7]	1.09%

Net investment income[5]	2.69%	3.05%	4.23%	5.48%	6.29%

Distributions to AMPS Shareholders	0.00%	0.01%	0.09%	0.12%	0.19%

Net investment income to Common Shareholders	2.69%	3.04%	4.14%	5.36%	6.10%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$85,510	$85,748	$85,139	$89,251	$83,111

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$625	$19,100	$42,900	$42,900

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$3,454,938	$136,438	$77,011	$73,433

Borrowings outstanding, end of year (000)	$134	$190	$280	$470	$500

Portfolio turnover rate	14%	1%	9%	32%	6%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

[7]

For the years ended July 31, 2015, July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and remarketing fees was 0.67%, 0.73%, 0.87% and 0.97%, respectively.

See Notes to Financial Statements.

58	ANNUAL REPORT	JULY 31, 2015

Financial Highlights	BlackRock Municipal Income Investment Trust (BBF)

	Year Ended July 31,
	2015		2014		2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.09		$13.89		$15.91	$13.40		$13.91

Net investment income[1]	0.87		0.87		0.85	0.86		0.97
Net realized and unrealized gain (loss)	0.05		1.20		(2.00)	2.55		(0.56)
Distributions to AMPS Shareholders from net investment income	—		—		—	(0.00)[2]		(0.02)

Net increase (decrease) from investment operations	0.92		2.07		(1.15)	3.41		0.39

Distributions to Common Shareholders from net investment income[3]	(0.87)		(0.87)		(0.87)	(0.90)		(0.90)

Net asset value, end of year	$15.14		$15.09		$13.89	$15.91		$13.40

Market price, end of year	$13.44		$13.48		$12.47	$16.25		$12.74

Total Return Applicable to Common Shareholders[4]
Based on net asset value	6.76%		16.06%		(7.56)%	26.21%		3.15%

Based on market price	6.09%		15.49%		(18.75)%	35.59%		(1.86)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.76%		1.85%		1.83%	1.99%	[5]	1.60%	[5]

Total expenses after fees waived	1.76%		1.85%		1.83%	1.99%	[5]	1.60%	[5]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[6]	1.50%	[7]	1.56%	[7]	1.49% [7]	1.61%	[5,7]	1.33%	[5]

Net investment income	5.65%		6.09%		5.41%	5.89%	[5]	7.35%	[5]

Distributions to AMPS Shareholders	—		—		—	0.02%		0.14%

Net investment income to Common Shareholders	5.65%		6.09%		5.41%	5.87%		7.21%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$101,509		$101,163		$93,145	$106,627		$89,726

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—		—		—	—		$34,250

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—		—		—	—		$90,493

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$34,200		$34,200		$34,200	$34,200		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$396,809		$395,798		$372,353	$411,775		—

Borrowings outstanding, end of year (000)	$29,682		$29,682		$34,096	$33,466		$30,617

Portfolio turnover rate	11%		22%		33%	39%		24%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs relates to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[7]

For the years ended July 31, 2015, July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.17%, 1.19%, 1.17% and 1.31%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	59

Financial Highlights	BlackRock Municipal Target Term Trust (BTT)

	Year Ended July 31,		Period August 30, 2012[1] to July 31, 2013

	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$21.99	$18.75	$23.88	[2]

Net investment income[3]	1.09	1.12	0.80
Net realized and unrealized gain (loss)	0.61	3.23	(4.95)

Net increase (decrease) from investment operations	1.70	4.35	(4.15)

Distributions to Common Shareholders from:[4]
Net investment income	(0.96)	(1.09)	(0.87)
Return of capital	—	(0.02)	(0.11)

Total distributions to Common Shareholders	(0.96)	(1.11)	(0.98)

Net asset value, end of period	$22.73	$21.99	$18.75

Market price, end of period	$20.80	$19.57	$18.42

Total Return Applicable to Common Shareholders[5]
Based on net asset value	8.32%	24.50%	(18.00)%	[6]

Based on market price	11.37%	12.78%	(23.05)%	[6]

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.14%	1.22%	0.99%	[7]

Total expenses after fees waived and paid indirectly	1.06%	1.21%	0.99%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.62%	0.72%	0.64%	[7]

Net investment income to Common Shareholders	4.77%	5.61%	3.78%	[7]

Supplemental Data
Net assets, end of period (000)	$1,602,414	$1,550,376	$1,321,835

RVMTP Shares outstanding at $5,000,000 liquidation value, end of period (000)	$750,000	$750,000	$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$15,682,760	$15,335,837	$13,812,236

Borrowings outstanding, end of period (000)	$184,120	$184,120	$238,705

Portfolio turnover rate	12%	6%	39%

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.

[3]	Based on average Common Shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and RVMTP Shares, respectively.

See Notes to Financial Statements.

60	ANNUAL REPORT	JULY 31, 2015

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)

	Year Ended July 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.61	$14.36	$16.17	$14.07		$14.38

Net investment income[1]	0.86	0.88	0.88	0.95		0.98
Net realized and unrealized gain (loss)	(0.01)	1.27	(1.75)	2.11		(0.32)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.03)

Net increase (decrease) from investment operations	0.85	2.15	(0.87)	3.05		0.63

Distributions to Common Shareholders from net investment income[2]	(0.91)	(0.90)	(0.94)	(0.95)		(0.94)

Net asset value, end of year	$15.55	$15.61	$14.36	$16.17		$14.07

Market price, end of year	$14.61	$14.68	$13.67	$17.67		$14.10

Total Return Applicable to Common Shareholders[3]
Based on net asset value	5.79%	16.01%	(5.82)%	22.25%		4.74%

Based on market price	5.69%	14.60%	(17.95)%	33.30%		1.85%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.80%	1.89%	1.81%	1.47%	[4]	1.25%	[4]

Total expenses after fees waived and paid indirectly	1.79%	1.89%	1.81%	1.46%	[4]	1.24%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.15%	1.18%	1.13%	1.18%	[4,6]	1.22%	[4]

Net investment income	5.43%	5.96%	5.51%	6.28%	[4]	7.09%	[4]

Distributions to AMPS Shareholders	—	—	—	0.08%		0.21%

Net investment income to Common Shareholders	5.43%	5.96%	5.51%	6.20%		6.88%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$119,171	$119,509	$109,950	$123,497		$107,226

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$59,100

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$70,358

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$59,100	$59,100	$59,100	$59,100		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$301,643	$302,215	$286,040	$308,962		—

Borrowings outstanding, end of year (000)	$17,301	$17,301	$17,302	$10,634		$3,859

Portfolio turnover rate	12%	20%	9%	20%		20%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.14%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	61

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)

	Year Ended July 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$14.68	$13.47	$15.53	$13.87		$14.27

Net investment income[1]	0.79	0.81	0.87	0.93		1.01
Net realized and unrealized gain (loss)	0.33	1.23	(2.06)	1.73		(0.39)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.03)

Net increase (decrease) from investment operations	1.12	2.04	(1.19)	2.65		0.59

Distributions to Common Shareholders from net investment income[2]	(0.83)	(0.83)	(0.87)	(0.99)		(0.99)

Net asset value, end of year	$14.97	$14.68	$13.47	$15.53		$13.87

Market price, end of year	$14.54	$13.79	$13.16	$16.73		$14.20

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.00%	15.98%	(8.18)%	19.62%		4.39%

Based on market price	11.67%	11.51%	(16.73)%	25.87%		0.94%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.73%	1.82%	1.85%	1.49%	[4]	1.27%	[4]

Total expenses after fees waived and paid indirectly	1.73%	1.82%	1.84%	1.49%	[4]	1.27%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.12%	1.13%	1.14%	1.18%	[4,6]	1.22%	[4]

Net investment income	5.24%	5.89%	5.71%	6.34%	[4]	7.35%	[4]

Distributions to AMPS Shareholders	—	—	—	0.08%		0.20%

Net investment income to Common Shareholders	5.24%	5.89%	5.71%	6.26%		7.15%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$193,299	$189,548	$173,976	$200,020		$177,993

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$94,500

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$72,089

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$94,500	$94,500	$94,500	$94,500		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$304,549	$300,580	$284,102	$311,661		—

Borrowings outstanding, end of year (000)	$28,961	$28,461	$31,620	$32,847		$11,089

Portfolio turnover rate	11%	26%	23%	24%		17%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[6]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.13%.

See Notes to Financial Statements.

62	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies. BlackRock California Municipal Income Trust, BlackRock Municipal Income Investment Trust, BlackRock Municipal Target Term Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust (collectively, the “Income Trusts”); and together with BlackRock Florida Municipal 2020 Term Trust the “Trusts”; or individually a “Trust”:

Trust Name	Herein referred to as	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Non-diversified
BlackRock Florida Municipal 2020 Term Trust	BFO	Delaware	Non-diversified
BlackRock Municipal Income Investment Trust	BBF	Delaware	Non-diversified
BlackRock Municipal Target Term Trust	BTT	Delaware	Non-diversified
BlackRock New Jersey Municipal Income Trust	BNJ	Delaware	Non-diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trusts:

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, the Trusts may segregate or designate on their books and records cash or liquid assets having a market value at least equal to the amount of the Trusts’ future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Trust is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

ANNUAL REPORT	JULY 31, 2015	63

Notes to Financial Statements (continued)

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Although still evaluating the potential impacts of this new guidance, management expects that the effects of the Trusts’ adoption will be limited to the reclassification of any unamortized debt issuance costs on the Statements of Assets and Liabilities and the modification of related accounting policy disclosures in the Notes to Financial Statements.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Trust’s investments and derivative financial instruments have been included in the Schedules of Investments.

64	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Certain Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of TOB transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust generally provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which each Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended July 31, 2015, no TOB Trusts in which the Trusts participated were terminated without the consent of the Trusts.

While the Trusts’ investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow the Trusts to borrow money for purposes of making investments. The Trusts’ management believes that the Trusts’ restrictions on borrowings do not apply to the secured borrowings. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. The Trusts typically invest the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

ANNUAL REPORT	JULY 31, 2015	65

Notes to Financial Statements (continued)

•

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed to ensure that no banking entity is sponsoring the TOB Trust. Specifically, a Trust will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank will be performed by, or on behalf of, the Trusts. The Trusts have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Trust may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of the Trusts’ payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, the Trusts incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

At July 31, 2015, the aggregate value of the underlying municipal bonds transferred to the TOB Trusts, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates
BFZ	$335,085,112	$155,532,544	0.02% - 0.24%
BFO	$206,742	$133,978	0.08%
BBF	$56,646,804	$29,682,276	0.02% - 0.27%
BTT	$384,726,580	$184,119,974	0.02% - 0.22%
BNJ	$30,173,186	$17,301,282	0.02% - 0.27%
BNY	$52,575,054	$28,960,581	0.02% - 0.23%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts.

[2]

The Trusts may invest in TOB Trusts on either a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, the Trust will usually enter into a reimbursement agreement with the Liquidity Provider where the Trusts are required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Trust invests in a recourse TOB Trust, the Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Trusts at July 31, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts at July 31, 2015.

66	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

For the year ended July 31, 2015, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BFZ	$132,388,343	0.63%
BFO	$150,802	0.66%
BBF	$29,682,276	0.66%
BTT	$184,119,974	0.98%
BNJ	$17,301,282	0.80%
BNY	$28,818,115	0.64%

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage economically their exposure to certain risks such interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: Certain Trusts invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust, except BTT, pays the Manager a monthly fee based on a percentage of each Trust’s average weekly managed assets at the following annual rates:

	BFZ	BFO	BBF	BNJ	BNY
Investment advisory fee	0.58%	0.50%	0.60%	0.60%	0.60%

BTT pays the Manager a monthly fee based on a percentage of BTT’s average daily managed assets at an annual rate of 0.40%.

ANNUAL REPORT	JULY 31, 2015	67

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investments in other affiliated investment companies, if any. For the year ended July 31, 2015, the amounts waived were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Amounts waived	$846	$56	$26	$1,525	$1,035	$1,294

The Manager, for BTT, voluntarily agreed to waive its investment advisory fee by 0.05% of the daily managed assets. The amount waived is included in fees waived by the Manager in the Statements of Operations. For the year ended July 31, 2015, the amount waived was $1,275,103. This waiver may be reduced or discontinued at any time without notice.

Certain officers and/Trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

7. Purchases and Sales:

For the year ended July 31, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Purchases	$340,807,501	$11,660,856	$18,673,205	$301,086,608	$23,662,363	$35,462,929
Sales	$294,739,095	$12,180,272	$17,719,509	$366,578,074	$23,855,749	$34,865,520

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Trusts file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations for BFZ, BFO, BBF, BNJ and BNY U.S. federal tax returns remains open for each of the four years ended July 31, 2015. The statute of limitations for BTT’s U.S. federal tax return remains open for each of the two years ended July 31, 2014 and the period ended July 31, 2013. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2015, the following permanent differences attributable to the amortization methods on fixed income securities, distributions received from a regulated investment company, non-deductible expenses, the sale of bonds received from tender option bond trusts and the retention of tax-exempt income were reclassified to the following accounts:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Paid-in capital	$(51,795)	$208,016	$(13,486)	$(46,796)	$(31,949)	$(37,770)
Undistributed net investment income	$(3,151)	$(206,299)	$13,457	$42,701	$31,903	$39,221
Accumulated net realized loss	$54,946	$(1,717)	$29	$4,095	$46	$(1,451)

The tax character of distributions paid was as follows:

		BFZ	BFO	BBF	BTT	BNJ	BNY
Tax-exempt income[1]	7/31/15	$29,359,946	$2,427,463	$5,869,296	$72,897,438	$7,503,893	$11,653,202
	7/31/14	31,357,063	3,425,924	5,875,954	81,946,044	7,526,454	11,694,539
Ordinary income[2]	7/31/15	73	25	3	513	103,925	2,087
	7/31/14	2,488	—	—	—	—	—
Tax return of capital	7/31/15	—	—	—	—	—	—
	7/31/14	—	—	—	1,726,833	—	—

Total	7/31/15	$29,360,019	$2,427,488	$5,869,299	$72,897,951	$7,607,818	$11,655,289

	7/31/14	$31,359,551	$3,425,924	$5,875,954	$83,672,877	$7,526,454	$11,694,539

[1]	The Trusts designate these amounts paid during the fiscal year ended July 31,2015, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

68	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

As of July 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Undistributed tax-exempt Income	$2,167,407	$2,036,985	$300,684	$2,634,860	$1,037,519	$2,317,482
Undistributed ordinary income	4,006	—	—	112,056	40,113	504
Capital loss carryforwards	(11,710,510)	(451,204)	(10,282,469)	(69,873,864)	(2,240,709)	(12,469,715)
Net unrealized gains (losses)[3]	67,987,065	3,320,096	16,457,808	(1,711,094)	11,540,188	20,347,888

Total	$58,447,968	$4,905,877	$6,476,023	$(68,838,042)	$10,377,111	$10,196,159

[3]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the treatment of residual interests in TOB Trusts and the deferral of compensation to Trustees.

As of July 31, 2015, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	BFZ	BFO	BBF	BTT	BNJ	BNY
2016		—	—	—	—	—
2017		$389,104	—	—	—	$2,408,109
2018	$11,710,510	62,100	$6,208,886	—	$842,367	1,480,575
2019	—	—	651,464	—	27,464	1,982,931
No expiration date[4]	—		3,422,119	$69,873,864	1,370,878	6,598,100

Total	$11,710,510	$451,204	$10,282,469	$69,873,864	$2,240,709	$12,469,715

[4]	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2015, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BFZ	$5,618,302
BFO	$299,980

As of July 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Tax cost	$604,819,266	$81,354,806	$117,695,409	$2,334,329,048	$165,715,744	$268,460,759

Gross unrealized appreciation	$70,352,041	$4,655,336	$16,943,113	$39,150,282	$14,042,768	$21,628,790
Gross unrealized depreciation	(2,299,965)	(1,281,862)	(469,255)	(40,861,377)	(2,483,899)	(1,251,878)

Net unrealized appreciation	$68,052,076	$3,373,474	$16,473,858	$(1,711,095)	$11,558,869	$20,376,912

9. Principal Risks:

BFZ, BFO, BNJ and BNY each invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject these Trusts to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

ANNUAL REPORT	JULY 31, 2015	69

Notes to Financial Statements (continued)

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of July 31, 2015, BFZ, BFO, BBF and BNY invested a significant portion of their assets in securities in the county/city/special district/school district sector. BFZ invested a significant portion of its assets in the utilities sector. BTT, BBF and BNJ invested a significant portion of their assets in securities in the transportation sector. BNY invested a significant portion of its assets in the education sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

The new TOB Trust structure resulting from the compliance with Volcker Rule remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Trusts’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

Should short-term interest rates rise, the Trusts’ investments in TOB transactions may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

10. Capital Share Transactions:

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended July 31,	BNJ
2015	4,837
2014	—

For the years ended July 31, 2015 and July 31, 2014, shares issued and outstanding remained constant for BFZ, BFO, BBF, BTT and BNY.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem

70	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. BBF is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, if any, BBF is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

As of the year ended July 31, 2015, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	9/15/11	342	$34,200,000	10/01/41

BBF entered into a fee agreement with the liquidity provider that may require an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BBF and the liquidity provider was for a 364 day term and was scheduled to expire on September 15, 2012 and subsequently extended until March 15, 2013, unless renewed or terminated in advance. On November 29, 2012, BBF entered into a new fee agreement with an alternate liquidity provider. The change in liquidity provider resulted in a mandatory tender of BBF’s VRDP Shares on November 28, 2012, which were successfully remarketed by the remarketing agent. The new fee agreement was for a two year term and was scheduled to expire on December 4, 2014, unless renewed or terminated in advance. The new fee agreement was renewed and is scheduled to expire on December 4, 2015, unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and BBF does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. BBF is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, BBF is required to begin to segregate liquid assets with BBF’s custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BBF is required to begin to segregate liquid assets with BBF’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, BBF must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2015, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

ANNUAL REPORT	JULY 31, 2015	71

Notes to Financial Statements (continued)

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of July 31, 2015, the short-term ratings of the liquidity provider and the VRDP Shares for BBF were P-1, F1 and A2 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below. On July 15, 2015, the S&P short-term ratings of the VRDP Shares of Barclays VRDP Funds were downgraded from A1 to A2. The downgrade of the VRDP Shares of Barclays VRDP Funds followed the June 9, 2015 downgrade of Barclays Bank PLC by S&P.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

BBF may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of BBF’s VRDP Shares that were tendered for remarketing during the year ended July 31, 2015 were successfully remarketed, with an annualized dividend rate of 0.14%.

VMTP Shares

BFZ, BNJ and BNY (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

As of the year ended July 31, 2015, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BFZ	3/22/12	1,713	$171,300,000	3/30/16
BNJ	3/22/12	591	$59,100,000	3/30/16
BNY	3/22/12	945	$94,500,000	3/30/16

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. The term date for the VMTP Shares was extended to March 30, 2016 in September, 2014. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trust redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2015, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

72	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

For the year ended July 31, 2015, the average annualized dividend rates for the VMTP Shares were as follows:

Rate
BFZ	1.02%
BNJ	1.03%
BNY	1.02%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the year ended July 31, 2015, VMTP Shares issued and outstanding of each Trust remained constant.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation value per share, in a privately negotiated offering and sale of RVMTP Shares exempt from registration under the Securities Act.

As of July 31, 2015, the RVMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BTT	1/10/2013	50	$250,000,000	12/31/2030
	1/30/2013	50	$250,000,000	12/31/2030
	2/20/2013	50	$250,000,000	12/31/2030

BTT is required to redeem its RVMTP Shares on the term date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that BTT’s RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, BTT’s RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30-days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder. Amendments to the RVMTP governing document generally require the consent of the holders of RVMTP Shares.

Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA. The initial fixed rate spread was agreed upon by the Purchaser and BTT on the initial date of issuance for the Series W-7 RVMTP Shares. The initial fixed rate spread may be adjusted at each remarketing or upon the agreement between BTT and all of the holders of the RVMTP Shares. In the event all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing will occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread being set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance, the RVMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

During the year ended July 31, 2015, there were no RVMTP Shares that were tendered for remarketing.

For the year ended July 31, 2015, the average annualized dividend rate for the BTT RVMTP Shares was 0.70%.

ANNUAL REPORT	JULY 31, 2015	73

Notes to Financial Statements (concluded)

For financial reporting purposes, the RVMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the RVMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the year ended July 31, 2015, RVMTP Shares issued and outstanding remained constant.

Offering Costs: The Income Trusts incurred costs in connection with the issuance of VRDP Shares, VMTP Shares and/or RVMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations. For RVMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 18-year life of the RVMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

As of the year ended July 31, 2015, BFO did not have any AMPS outstanding.

During the year ended July 31, 2015, BFO announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BFO	F-7	11/10/14	25	$625,000

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on September 1, 2015 to Common Shareholders of record on August 14, 2015:

Common Dividend Per Share
BFZ	$0.072200
BFO	$0.034700
BBF	$0.072375
BTT	$0.080000
BNJ	$0.075100
BNY	$0.069000

Additionally, the Trusts declared a net investment income dividend on September 1, 2015 payable to Common Shareholders of record on September 15, 2015, for the same amounts noted above.

The dividends declared on Preferred Shares for the period August 1, 2015 to August 31, 2015 were as follows:

	Preferred Shares	Series	Dividends Declared
BFZ	VMTP	W-7	$136,758
BBF	VRDP	W-7	$3,261
BTT	RVMTP	W-7	$426,781
BNJ	VMTP	W-7	$47,183
BNY	VMTP	W-7	$75,445

74	ANNUAL REPORT	JULY 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust, and BlackRock Municipal Target Term Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Municipal Income Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust, and BlackRock Municipal Target Term Trust (each a “Trust”) as of July 31, 2015, and the related statements of operations and the statements of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Florida Municipal 2020 Term Trust (collectively with each Trust, the “Trusts”) as of July 31, 2015, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock California Municipal Income Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust, and BlackRock Municipal Target Term Trust as of July 31, 2015, and the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Florida Municipal 2020 Term Trust as of July 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 22, 2015

ANNUAL REPORT	JULY 31, 2015	75

Disclosure of Investment Advisory Agreements

The Board of Trustees (each a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Florida Municipal 2020 Term Trust (“BFO”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock Municipal Target Term Trust (“BTT”), BlackRock New Jersey Municipal Income Trust (“BNJ”) and BlackRock New York Municipal Income Trust (“BNY” and together with BFZ, BFO, BBF, BTT and BNJ, each a “Trust,” and, collectively, the “Trusts”) met in person on April 30, 2015 (the “April Meeting”) and June 11-12, 2015 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and June Meetings, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of such Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Trusts by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management services, administrative, and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Trusts and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Trusts for services such as call center; (c) Trust operating expenses and how BlackRock allocates expenses to the Trusts; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trusts’ investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Trusts’ compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trusts’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trusts; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; funds trading at a discount; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); fund size; portfolio manager’s investments in the funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Trust considered BlackRock’s efforts during the past year with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each Trust has redeemed 100% of its outstanding AMPS.

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Disclosure of Investment Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Trust as compared with a peer group of funds as determined by Lipper1 and, where applicable, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Trust to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trusts and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trusts; (d) the Trusts’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trusts; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Trusts and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trusts. Throughout the year, the Boards compared the Trusts’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Trusts’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Trusts’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Trusts. BlackRock and its affiliates provide the Trusts with certain services (in addition to any such services provided to the Trusts by third parties) and officers and other personnel as are necessary for the operations of the Trusts. In particular, BlackRock and its affiliates provide the Trusts with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trusts; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trusts, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s

1 Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreements (continued)

fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Trust’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Trust as compared to other funds in its applicable Lipper category and, where applicable, the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BFO noted that for each of the one-, three- and five-year periods reported, BFO ranked in the fourth quartile against its Lipper Performance Universe Composite. BlackRock believes that the Composite is an appropriate performance metric for BFO in that it measures a blend of total return and yield. The Board of BFO and BlackRock reviewed and discussed the reasons for BFO’s performance during these periods. BFO’s Board was informed that, among other things, BFO has a targeted maturity, and as such is managed to achieve the specific maturity goal. The peer funds within the Lipper Performance Universe Composite generally do not have a similar specific maturity goal.

The Board of BBF noted that for each of the one-, three- and five-year periods reported, BBF ranked in second quartile against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BBF in that it ranks the Trust’s performance on a blend of total return and yield.

The Board of BNJ noted that for each of the one-, three- and five-year periods reported, BNJ ranked first out of three funds against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BNJ in that it ranks the Trust’s performance on a blend of total return and yield.

The Board of BTT noted that for the one-year and since-inception periods reported, BTT ranked in the second and fourth quartiles, respectively, against its Lipper Performance Universe Composite. BlackRock believes that the Composite is an appropriate performance metric for BTT in that it measures a blend of total return and yield. The Board of BTT and BlackRock reviewed and discussed the reasons for BTT’s performance during these periods. BTT’s Board was informed that, among other things, BTT has a targeted maturity, and as such is managed to achieve the specific maturity goal. The peer funds within the Lipper Performance Universe Composite generally do not have a similar specific maturity goal.

The Board of BFZ noted that for the one-, three- and five-year periods reported, BFZ ranked in the fourth, fourth and third quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BFZ in that it ranks the Trust’s performance on a blend of total return and yield. The Board of BFZ and BlackRock reviewed and discussed the reasons for BFZ’s underperformance during these periods. BFZ’s Board was informed that, among other things, the primary detractors from performance during these periods were a below market dividend distribution rate, the portfolio management team’s higher quality bias during an environment of significant tightening in quality spreads, and a below benchmark duration posture.

The Board of BNY noted that for each of the one-, three- and five-year periods reported, BNY ranked in the third quartile against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BNY in that it ranks the Trust’s performance on a blend of total return and yield. The Board of BNY and BlackRock reviewed and discussed the reasons for BNY’s underperformance during these periods. BNY’s Board was informed that, among other things, yield pressures affected BNY’s flexibility, resulting in fewer trading opportunities and negatively impacting total return. Yield pressure typically discourages portfolio turnover and trading since any replacement bonds would generally have lower yields.

The Board of each of BFZ and BNY and BlackRock also discussed BlackRock’s strategy for improving its respective Trust’s performance and BlackRock’s commitment to providing the resources necessary to assist its respective Trust’s portfolio managers in seeking to do so.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating

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Disclosure of Investment Advisory Agreements (continued)

expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trusts. The Boards reviewed BlackRock’s profitability with respect to the Trusts and other funds the Boards currently oversee for the year ended December 31, 2014 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Trusts by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Trusts and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Trusts. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Trusts in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of each of BFZ and BNY noted that its respective Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Trust’s Expense Peers.

The Board of BFO noted that BFO’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Trust’s Expense Peers.

The Board of BBF noted that BBF’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Trust’s Expense Peers. BBF’s Board determined that BBF’s actual management fee and total expense ratio were appropriate in light of the median actual management fee and median total expense ratio paid by the Trust’s Expense Peers.

The Board of BNJ noted that BNJ’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Trust’s Expense Peers. BNJ’s Board determined that BNJ’s actual management fee rate was appropriate in light of the median actual management fee rate paid by the Trust’s Expense Peers.

The Board of BTT noted that BTT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Trust’s Expense Peers. The Board also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BTT. The waiver was implemented on June 9, 2014. After discussions between BTT’s Board, including the Independent Board Members, and BlackRock, BTT’s Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust.

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Disclosure of Investment Advisory Agreements (concluded)

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trusts, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trusts, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding, including the completion of the redemption of AMPS for BFO; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of its Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Trusts reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BFZ, BBF, BNJ and BNY declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BFO and BTT declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account by the purchase of outstanding shares on the open market or on BFO’s or BTT’s primary exchange (“open-market purchases”). BFO and BTT will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

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Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	76 RICs consisting of 76 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	76 RICs consisting of 76 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.; Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010
Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company). since 2015.	76 RICs consisting of 76 Portfolios	None
Frank J. Fabozzi[4] 1948	Trustee and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 234 Portfolios	None
Kathleen F. Feldstein 1941	Trustee	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	76 RICs consisting of 76 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	76 RICs consisting of 76 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	76 RICs consisting of 76 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	76 RICs consisting of 76 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

82	ANNUAL REPORT	JULY 31, 2015

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Trustees[2] (concluded)
W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	76 RICs consisting of 76 Portfolios	None
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause thereof. The Board has unanimously approved further extending the mandatory retirement age for Mr. James T. Flynn until December 31, 2015, which the Board believes is in the best interest of shareholders.

[3]    Date shown is the earliest date a person has served for the Trusts in the Closed-End Complex. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 76 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.

Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	109 RICs consisting of 234 Portfolios	None
John M. Perlowski 1964	President, Chief Executive Officer and Trustee	Since 2014	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause thereof.

ANNUAL REPORT	JULY 31, 2015	83

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President, Chief Executive Officer and Trustee	Since 2011	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Trusts from 2008 to 2012.
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

Effective September 18, 2015, Robert W. Crothers resigned as a Vice President of the Trusts and Jonathan Diorio became a Vice President of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Common Shares: Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Provider Barclays Bank PLC New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	VRDP Tender and Paying Agent, RVMTP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Remarketing Agent Barclays Capital, Inc. New York, NY 10019	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116 Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

84	ANNUAL REPORT	JULY 31, 2015

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2015 for shareholders of record on June 1, 2015, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Trustees as follows:

	Frank J. Fabozzi[1,2]			James T. Flynn[1]			Barbara G. Novick[3]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BFZ	1,713	0	0	29,822,534	541,340	0	29,835,310	528,564	0
BFO	4,832,092	297,053	0	4,829,452	299,693	0	4,868,838	260,307	0
BBF	342	0	0	6,172,178	138,540	0	6,140,030	170,688	0
BTT	150	0	0	64,611,985	1,899,887	0	64,634,450	1,877,422	0
BNJ	591	0	0	6,731,316	360,370	0	6,701,045	390,641	0
BNY	945	0	0	11,075,488	457,495	0	11,288,293	244,690	0
	John M. Perlowski[4]			Karen P. Robards[1]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BFZ	29,851,119	512,755	0	29,816,580	547,294	0
BFO	4,832,092	297,053	0	4,866,198	262,947	0
BBF	6,178,794	131,924	0	6,201,012	109,706	0
BTT	64,646,475	1,865,397	0	64,629,342	1,882,530	0
BNJ	6,731,316	360,370	0	6,701,045	390,641	0
BNY	11,297,205	235,778	0	11,311,355	221,628	0

[1]	Class II.

[2]	Voted on by holders of preferred shares only for BFZ, BBF, BTT, BNJ, and BNY.

[3]	Class III.

[4]	Class I.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

ANNUAL REPORT	JULY 31, 2015	85

Additional Information (concluded)

General Information (concluded)

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

86	ANNUAL REPORT	JULY 31, 2015

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK6-7/15-AR